EXHIBIT 10.1

ASSET CONTRIBUTION AND

SHARE SUBSCRIPTION AGREEMENT

by and among

GLOBAL ENERGY SERVICES OPERATING, LLC,

a Delaware limited liability company,

INDEPENDENCE CONTRACT DRILLING LLC,

a Delaware limited liability company,

and

INDEPENDENCE CONTRACT DRILLING, INC.,

a Delaware corporation

November 23, 2011

Table of Contents

1. DEFINITIONS		1
1.1	Definitions	1
1.2	Interpretation	4

2. CONTRIBUTION AND ASSIGNMENT; ISSUANCE OF SHARES		5
2.1	Contribution and Assignment by GES	5
2.2.	Contribution and Assignment by RAC	6
2.3	Obligations Being Assumed; Liabilities Not Being Assumed	6
2.4	Excluded Assets	7
2.5	Issuance of Shares	8
2.6	Further Assurances	8

3. CLOSING AND CLOSING DATE DELIVERABLES		8
3.1	Closing	8
3.2	Closing Deliveries by GES	9
3.3	Closing Deliveries by RAC	10
3.4	Closing Deliveries by the Company	11
3.5	Cooperation	11

4. REPRESENTATIONS AND WARRANTIES OF GES		12
4.1	Title to and Adequacy of GES Contributed Assets	12
4.2	No Prior Assignment	12
4.3	Organization; Good Standing; Qualification and Power	12
4.4	Authorization	12
4.5	Consents	13
4.6	Compliance with Other Instruments	13
4.7	Compliance with Laws; Permits	13
4.8	Real Estate	14
4.9	Environmental Matters	15
4.10	Rig Contract	17
4.11	Tax Matters	17
4.12	Intellectual Property	18
4.13	Litigation	19
4.14	Insurance	20
4.15	Financial Statements	20
4.16	Brokers	20
4.17	Investment Representations	20
4.18	Corrupt Practices	22
4.19	Assigned Contracts	22
4.20	Employment and Labor Matters	23
4.21	Employee Benefit Plans	24
4.22	Transactions with Affiliates	26
4.23	Updated Disclosure Schedules at Closing	26

5. REPRESENTATIONS AND WARRANTIES OF RAC		26
5.1	Title to and Adequacy of RAC Contributed Assets	26
5.2	No Prior Assignment	26
5.3	Organization; Good Standing; Qualification and Power	26
5.4	Authorization	27
5.5	Compliance with Laws	27
5.6	Rig Contract	27
5.7	Brokers	27
5.8	Tax Matters	27
5.9	Investment Representations	28

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY		30
6.1	Organization; Good Standing; Qualification	30
6.2	Capitalization and Voting Rights	30
6.3	Authorization	31
6.4	Valid Issuance of Shares	31
6.5	Intentionally Deleted	31
6.6	Consents	31
6.7	Intentionally Deleted	32
6.8	Transactions with Affiliates	32
6.9	Registration Rights	32
6.10	Disclosure	32
6.11	Brokers	32
6.12	Tax Matters	32
6.13	Updated Disclosure Schedules at Closing	33

7. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION		33
7.1	Survival of Representations Made by Each Contributor	33
7.2	Agreement to Indemnify by GES	34
7.3	Agreement to Indemnify by RAC	35
7.4	Per Share Fair Market Value	35
7.5	Conditions of Indemnification by Each Contributor	37
7.6	Survival of Representations by the Company	37
7.7	Agreement to Indemnify by the Company	38
7.8	Conditions of Indemnification by the Company	38

8. EMPLOYEES AND CONTRACTORS		39
8.1	Employees to be Hired by the Company	39
8.2	Contractors to be Engaged by the Company	40
8.3	Workers’ Compensation; Medical Claims and Other Benefits	40

9. COVENANTS		41
9.1	Government Filings	41
9.2	Maintenance of Business and Notice of Changes	41
9.3	Pending Closing	42
9.4	Insurance	43

9.5	Title and Survey	43
9.6	Offering Materials	44
9.7	Commercially Reasonable Efforts to Close	45
9.8	Confidentiality of Materials	45
9.9	Non-Solicitation	46
9.10	Tax Matters	48
9.11	Financial Statements	50
9.12	Post-Closing Access to Books and Records	51
9.14	Title to Contributed Assets	51

10. CONDITIONS TO CLOSING APPLICABLE TO THE COMPANY		52
10.1	Rule 144A Offering	52
10.2	No Termination	52
10.3	Bring-Down of Contributor Warranties, Representations and Covenants	52
10.4	No GES Material Adverse Effect or RAC Material Adverse Effect	52
10.5	Pending Actions	52
10.6	Required Governmental Approvals	52
10.7	Title to Contributed Assets	53
10.8	All Necessary Documents	53

11. CONDITIONS TO CLOSING APPLICABLE TO THE CONTRIBUTORS		53
11.1	Rule 144A Offering	53
11.2	No Termination	53
11.3	Bring-Down of Company Warranties, Representations and Covenants	53
11.4	No Company Material Adverse Change	54
11.5	Pending Actions	54
11.6	Required Governmental Approvals	54
11.7	All Necessary Documents	54

12. TERMINATION		54
12.1	Termination	54

13. GENERAL PROVISIONS		55
13.1	Cost and Expenses	55
13.2	Knowledge	55
13.3	Entire Agreement	55
13.4	Counterparts	56
13.5	Assignment, Successors and Assigns	56
13.6	Severability	56
13.7	Headings	56
13.8	Risk of Loss	56
13.9	Governing Law	56
13.10	Press Releases and Public Announcements	56
13.11	U.S. Dollars	56
13.12	Notices, Etc.	56
13.13	Submission to Jurisdiction; Venue	57

13.14	Waiver	58
13.15	No Third-Party Beneficiary	58
13.16	Disclosures	58
13.17	Enforcement Costs	58

Exhibits

“A” – Rig Contract(s)

“B” – Form of Bill of Sale, Assignment and Assumption Agreement

“C” – Form of GES Contract Assignment

“D” – Form of Deed

“E” – Form of Transition Services Agreement

“F” – Form of Registration Rights Agreement

“G” – Form of RAC Contract Assignment

“H” – Definitive Amounts of the RAC Threshold and RAC Cap

“I” – Definitive Amounts of the Company Threshold and Company Cap

Annexes

“A” – GES Disclosure Schedules

“B” – Company Disclosure Schedules

ASSET CONTRIBUTION AND SHARE SUBSCRIPTION AGREEMENT

This Asset Contribution and Share Subscription Agreement (this “Agreement”) is made as of November 23, 2011 (the “Effective Date”), by and among GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”), INDEPENDENCE CONTRACT DRILLING LLC, a Delaware limited liability company (“RAC”, and together with GES, each, a “Contributor” and collectively, the “Contributors”), and INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”).

R E C I T A L S

WHEREAS, GES owns assets related to the design, manufacture and service of mobile land drilling rigs, components and related operations (the “Business”); and

WHEREAS, RAC owns assets consisting of cash and rights under the Rig Contract (as defined herein); and

WHEREAS, subject to the terms of this Agreement, (i) GES desires to contribute certain assets and certain liabilities related to the Business to the Company in exchange for a number of shares of common stock of the Company (the “GES Shares”), equal to (a) the Aggregate Value of the GES Contributed Assets (as defined herein) divided by (b) the per share price set forth in the Rule 144A Offering (as defined herein) (the “GES Contribution”), and (ii) RAC desires to contribute cash and the rights under the Rig Contract to the Company in exchange for a number of shares of common stock of the Company (the “RAC Shares”, and together with the GES Shares, the “Shares”) equal to (i) the Aggregate Value of the RAC Contributed Assets (as defined herein) divided by (ii) the lesser of (A) $17.00 per share of common stock of the Company or (B) the amount that is 85% of the per share price set forth in the Rule 144A Offering (the “RAC Contribution”); and

WHEREAS, for U.S. federal income Tax purposes (and state, local and foreign Tax (as defined herein) purposes where applicable), GES, RAC, and the Company intend for the GES Contribution, the RAC Contribution, and the Rule 144A Offering to be treated as a single interrelated transaction that qualifies as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

AGREEMENT

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. DEFINITIONS.

1.1 Definitions. For purposes of this Agreement, the following terms have the meanings specified in the indicated Section of this Agreement:

Defined Term	Section
401(k) Plan	4.21(a)(iii)
Affiliate(s)	4.22; 6.8
Aggregate Value of the GES Contributed Assets	2.1(g)
Aggregate Value of the RAC Contributed Assets	2.2
Agreement	Preamble
Assigned Contracts	4.19(a)
Benefit Plan(s)	4.21(h)
Bill of Sale, Assignment and Assumption Agreement	3.2(a)
Business	Recitals
Business Day	3.1
Carve-Out Financial Statements	9.11
Closing	3.1
Closing Date	3.1
COBRA	8.1(b)
Code	Recitals
Company	Preamble
Company Cap	7.7(a)
Company Disclosure Schedules	6
Company Group	7.2
Company Material Adverse Effect	6.1
Company Offering Materials	9.6(a)
Company Permits	6.7
Company Threshold	7.7(a)
Contributed Assets	2.2
Contributor(s)	Recitals
Damages	7.2(a)
Deed	3.2(c)
Effective Date	Preamble
Effective Time	3.1
Environmental Law(s)	4.9(a)(i)
Environmental Permits	4.9(a)(ii)
ERISA	4.21(h)
ERISA Affiliate	4.21(h)
Estimated Property Taxes	9.10(c)
FCPA	4.18
Fundamental Company Representations	7.6(b)
Fundamental GES Representations	7.1(b)
Fundamental RAC Representations	7.1(b)
GAAP	9.11
GES	Preamble

Defined Term	Section
GES Assumed Liabilities	2.3(a)(i)
GES Cap	7.2(a)
GES Company(ies)	9.9(a)
GES Contract Assignment	3.2(b)
GES Contributed Assets	2.1
GES Contribution	Recitals
GES Disclosure Schedules	4
GES Excluded Assets	2.4
GES FF&E	2.1(a)
GES Group	7.7(a)
GES Intellectual Property	4.12(a)
GES Parent	3.2(h)
GES Material Adverse Effect	4.3
GES Permits	2.1(f)
GES Retained Liabilities	2.3(a)(ii)
GES Shares	Recitals
GES Threshold	7.2(a)
GES Transfer Taxes	9.10(a)
Governmental Authority(ies)	4.5
Hazardous Materials	4.9(a)(iii)
Improvements	2.1(e)
Information	9.8(a)
Intellectual Property	4.12(a)
IRS	4.21(a)(iii)
Knowledge	13.2
Land	2.1(e)
Law(s)	4.4
Lien(s)	4.6
Multiemployer Plan	4.21(h)
Non-Disclosure Agreement	9.8(c)
Original Survey	9.5(b)
Outside Closing Date	3.1
Per Share Fair Market Value	7.4
Permitted Exceptions	9.5(a)
Permitted Lien(s)	4.6
Person(s)	4.5
Property Taxes	9.10(g)(i)
RAC	Preamble
RAC Assumed Liabilities	2.3(b)(i)
RAC Cap	7.3
RAC Cash Contribution	2.2
RAC Contract Assignment	3.3(b)
RAC Contributed Assets	2.2

Defined Term	Section
RAC Contribution	Recitals
RAC Group	7.7(a)
RAC Material Adverse Effect	5.3
RAC Offering Materials	9.6(b)
RAC Retained Liabilities	2.3(b)(ii)
RAC Shares	Recitals
RAC Threshold	7.3
RAC Transfer Taxes	9.10(b)
Real Estate	2.1(e)
Registration Rights Agreement	3.2(e)
Reg D	4.17(b)
Remaining Deposit	2.1(c)
Restricted Period	9.9(a)
Restrictive Covenants	9.9(e)
Rig Contract	2.1(b)
Rule 144A Offering	6.2(a)
Securities Act	4.17(b)
Shares	Recitals
Straddle Period	9.10(g)(ii)
SWOP	2.4
Surveys	9.5(b)
Tax Returns	9.10(g)(iv)
Tax(es)	9.10(g)(iii)
Term Loan	2.1(g)
Term Loan Liabilities	2.1(g)
Title Commitment	9.5(a)
Title Company	9.5(a)
Title Policy	9.5(a)
Transfer Taxes	9.10(g)(v)
Transferred Contractors	4.20(b)
Transferred Employees	4.20(a)
Treasury Regulations	9.10(g)(vi)
Updated Survey	9.5(b)
WSS	2.4

1.2 Interpretation. Unless the context of this Agreement otherwise requires, (a) words of any gender shall be deemed to include each other gender, (b) words using the singular or plural number shall also include the plural or singular number, respectively, (c) references to “hereof”, “herein”, “hereby” and similar terms shall refer to this entire Agreement, (d) all references in this Agreement to Sections, Annexes and Exhibits shall mean and refer to

Sections, Annexes and Exhibits of this Agreement, (e) all references to statutes and related regulations shall include all amendments of the same and any successor or replacement statutes and regulations, and (f) references to any Person shall be deemed to mean and include the successors and permitted assigns of such Person (or, in the case of a Governmental Authority, Persons succeeding to the relevant functions of such Person).

2. CONTRIBUTION AND ASSIGNMENT; ISSUANCE OF SHARES.

2.1 Contribution and Assignment by GES. Upon the terms and subject to the conditions of this Agreement, at the Closing on the Closing Date (as such terms are defined herein), GES shall contribute, assign, transfer, convey, grant and set over to the Company, and the Company shall acquire, free and clear of any Liens other than Permitted Liens (as defined herein), all of GES’s right, title and interest in and to the assets of GES related to the Business, other than the GES Excluded Assets (collectively referred to herein as the “GES Contributed Assets”), including, without limitation, the following:

(a) All of GES’s right, title and interest in and to the furniture, fixtures, equipment and other tangible personal property owned or leased by GES set forth in Section 2.1(a) of the GES Disclosure Schedules (the “GES FF&E”).

(b) All of GES’s right, title, and interest in and to those certain Drilling Rig Contracts dated on even date herewith by and between GES and RAC (collectively, the “Rig Contract”), copies of which are attached hereto as Exhibit A, including, without limitation, any and all amendments, supplements and modifications thereto, and replacements thereof, and all purchase orders, works-in-process, records, data, inventory, vendor contracts and equipment purchased (including any inventory or equipment for which GES has made a down payment), created or used by GES in connection with the Business and GES’s obligations under the Rig Contract, as set forth in Section 2.1(b) of the GES Disclosure Schedules.

(c) All cash paid to GES under the Rig Contract or any Assigned Contract that has not been spent by GES on its obligations under the Rig Contract or such Assigned Contract or accrued by GES for outstanding obligations under the Rig Contract or such Assigned Contract as of the Closing Date (the “Remaining Deposit”). Prior to the Closing, GES shall provide to the Company for its approval a reconciliation statement that shows all amounts spent or accrued by GES for obligations under the Rig Contract and the Assigned Contracts, including any and all reasonable supporting documentation requested by the Company.

(d) All of GES’s rights, title and interest in and to the GES Intellectual Property.

(e) All of that certain tract of real property located in Harris County, Texas, as further described on Section 2.1(e) of the GES Disclosure Schedules (the “Land”), including, without limitation, all buildings, structures, improvements, construction-in-progress and fixtures (collectively the “Improvements”) of every kind and nature now or hereafter located on the Land or forming a part thereof (the Land and the Improvements are hereinafter collectively referred to as the “Real Estate”), together with: (i) all options related to the Real Estate or other rights thereunder; (ii) all right, title and interest of GES in and to any land in any adjacent streets, alleys, easements and rights-of-way related to the Real Estate; (iii) all rights, tenements, hereditaments, easements, privileges and appurtenances belonging to the Real Estate or any portion thereof, including without limitation, all titles, estates, interests, licenses, agreements, air rights, water and canal rights, mineral rights, and all other rights at any time acquired by GES in and to any of the foregoing; and (iv) all right, title and interest of GES in and to all leases, subleases, licenses, tenancies, agreements, contracts or grants of right made by GES or at any time granted or acquired by GES with respect to the Real Estate or any portion thereof.

(f) All of GES’s licenses and permits required to operate the Business, as set forth on Section 2.1(f) of the GES Disclosure Schedules (collectively, the “GES Permits”), to the extent such GES Permits are assignable.

(g) For the purposes of this Agreement, the “Aggregate Value of the GES Contributed Assets” shall be Thirty Six Million and No/100 Dollars ($36,000,000.00), less the Term Loan Liabilities being assumed by the Company. “Term Loan Liabilities” means the outstanding principal amount of the indebtedness, together with the accrued but unpaid interest thereon and any accrued but unpaid fees, penalties, charges, expenses and other amounts, related to the Term Loan as of the Closing Date. “Term Loan” means the term loan facility provided to GES by Iberiabank pursuant to that certain Loan Agreement dated May 9, 2011.

2.2 Contribution and Assignment by RAC. Upon the terms and subject to the conditions of this Agreement, at the Closing on the Closing Date, RAC shall contribute an amount in cash equal to all cash invested in RAC by its members, less any transaction costs, if any, general and administrative expenses, if any, and any amounts previously paid to GES pursuant to the Rig Contract (the “RAC Cash Contribution”), to the Company and shall contribute, assign, transfer, convey, grant and set over to the Company, and the Company shall acquire, free and clear of any Liens (as defined in Section 4.6), all of RAC’s right, title and interest in and to the Rig Contract (such right, title and interest, together with the RAC Cash Contribution, shall be collectively referred to herein as the “RAC Contributed Assets”, and together with the GES Contributed Assets, the “Contributed Assets”). Notwithstanding the foregoing, for the purposes of this Agreement, the “Aggregate Value of the RAC Contributed Assets” shall be equal to all cash contributions made to RAC by its members as of the Closing Date, plus Two Million and No/100 Dollars ($2,000,000.00).

2.3 Obligations Being Assumed; Liabilities Not Being Assumed.

(a) GES Liabilities.

(i) As of the Closing Date, the Company shall assume, perform or otherwise discharge when due, at its sole expense, and without liability, cost, loss or expense of GES, those certain liabilities of GES set forth in Section 2.3(a) of the GES Disclosure Schedules (collectively, the “GES Assumed Liabilities”). For clarification, the GES Assumed Liabilities shall not, except as specifically set forth in Section 9.10(c) with respect to Property Taxes, include any liability for any Tax (including any liability for any Taxes of (i) GES, (ii) the GES Parent, or (iii) resulting from, relating to, or arising in connection with the use, ownership or operation of the GES Contributed Assets on or prior to the Closing Date or transfer of the GES Contributed Assets hereunder). GES represents and warrants that it is not in default of any of the GES Assumed Liabilities, and GES agrees that the Company shall not be obligated to assume, and the Company shall not have any liability for or in connection with, any GES Assumed Liability that is in default as of the Effective Date.

(ii) GES agrees that the Company shall not be obligated to assume, perform or otherwise discharge, and that the Company is not assuming or performing, and that GES shall be solely responsible for performing and satisfying, or otherwise discharging, at its sole expense, and without liability, cost, loss or expense of the Company, all liabilities and obligations of GES, other than the GES Assumed Liabilities (collectively, the “GES Retained Liabilities”).

(b) RAC Liabilities.

(i) As of the Closing Date, the Company shall assume, perform or otherwise discharge when due, at its sole expense, and without liability, cost, loss or expense of RAC, all liabilities and obligations of RAC related to the RAC Contributed Assets (collectively, the “RAC Assumed Liabilities”). For clarification, the RAC Assumed Liabilities shall not, except as specifically set forth in Section 9.10(b) with respect to RAC Transfer Taxes and Section 9.10(d) with respect to Property Taxes, include any liability for any Tax (including any liability for any Taxes of (i) RAC, or (ii) resulting from, relating to, or arising in connection with the use, ownership or operation of the RAC Contributed Assets on or prior to the Closing Date or transfer of the RAC Contributed Assets hereunder). RAC represents and warrants that it is not in default of any of the RAC Assumed Liabilities, and RAC agrees that the Company shall not be obligated to assume, and the Company shall not have any liability for or in connection with, any RAC Assumed Liability that is in default as of the Effective Date.

(ii) RAC agrees that the Company shall not be obligated to assume, perform or otherwise discharge, and that the Company is not assuming or performing, and that RAC shall be solely responsible for performing and satisfying, or otherwise discharging, at its sole expense, and without liability, cost, loss or expense of the Company, all liabilities and obligations of RAC, other than the RAC Assumed Liabilities (collectively, the “RAC Retained Liabilities”).

2.4 Excluded Assets. Notwithstanding any provision in this Agreement to the contrary, GES and its Affiliates, Southwest Oilfield Products Inc., a Delaware corporation (“SWOP”), and SWOP Acquisition, LLC, a Texas limited liability company d/b/a GES Well Servicing Systems (“WSS”), shall retain all assets of GES that are not contributed to the Company pursuant to this Agreement, including, without limitation, (i) all contracts between GES and third parties, other than the Rig Contract and the Assigned Contracts, and all purchase orders, works-in-process, inventory and equipment created or used by GES in connection with its obligations under such contracts, (ii) except for the Remaining Deposit and any deposits or prepaid expenses paid by GES under any of the Assigned Contracts or in connection with any of the GES Contributed Assets, the cash of GES on-hand on the Closing Date, the working capital of GES as of the Closing Date, and the books and records of GES on the Closing Date, including, without limitation, the books and records related to the Business conducted prior to Closing, and (iii) those certain assets set forth in Section 2.4 of the GES Disclosure Schedules (collectively, the “GES Excluded Assets”). For the avoidance of doubt, the GES Excluded

Assets shall remain the property of GES, SWOP and WSS, as applicable, and GES and the Company shall cooperate and use all reasonable efforts to separate the GES Excluded Assets and the GES Contributed Assets during the period between the Effective Date and the Closing Date. The Company shall not assume any liabilities related to the GES Excluded Assets.

2.5 Issuance of Shares. In exchange for the contribution of the Contributed Assets, the Company hereby agrees to issue the GES Shares to GES and the RAC Shares to RAC and assume the GES Assumed Liabilities and the RAC Assumed Liabilities. The Shares shall be the total consideration paid by and required of the Company with respect to the subject matter of this Agreement.

2.6 Further Assurances. The Contributors and the Company hereby agree to execute such additional documents, complete such other formalities, and extend such other cooperation as may be reasonably requested or required to perfect the Company’s interest in the Contributed Assets and to permit the Company to be duly recorded as the registered owner and proprietor of the rights hereby conveyed. Each Contributor covenants and agrees that in the event that title to (a) any property, assets or rights (including Assigned Contracts or Assumed Liabilities) covered in this Agreement cannot be transferred or assigned by it without the consent of or notice to a third party and in respect of which any necessary consent or notice has not as of the Closing Date been given or obtained, or (b) any such property, assets or rights (including Assigned Contracts or Assumed Liabilities) are non-assignable in their nature and will not pass by this Agreement, the beneficial interest in and to the same will in any event pass to Company; and each Contributor covenants and agrees (x) to hold, and hereby declares that it shall hold, such property, assets or rights in trust solely for, and for the benefit of, the Company, (y) to use all reasonable means to obtain and to secure such consents and give such notices as may be required to effect a valid transfer or assignments of such property, assets or rights, and (z) to make or complete such transfer or assignments as soon as possible; provided that the Company shall reimburse the applicable Contributor for all reasonable expenses incurred pursuant to clauses (y) and (z) of this Section 2.6.

3. CLOSING AND CLOSING DATE DELIVERABLES.

3.1 Closing. The term “Closing” as used herein shall refer to the actual contribution, transfer, assignment and delivery of the Contributed Assets to the Company in exchange for the Shares. The Closing shall take place at the offices of BoyarMiller, 4265 San Felipe, Suite 1200, Houston, Texas 77027, at 10:00 a.m. local time on the first (1st) “Business Day”, being any day other than Saturdays, Sundays or days on which banks in the United States are traditionally closed for business, occurring after all of the conditions, and the obligations with respect to the parties hereto, to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective parties will take at the Closing or by their nature will occur at the Closing) have been satisfied or waived, or at such other place and time or on such other date as is mutually agreed to in writing by the Contributors and the Company (“Closing Date”); provided, however, if the Closing does not occur on or before January 31, 2012 (the “Outside Closing Date”), or such later date as may have been agreed upon in writing by the parties hereto, any of GES, RAC or the Company may terminate this Agreement by written notice to the other parties whereupon this Agreement shall be of no further force and effect. Notwithstanding any provision herein to the contrary, the parties need not attend the

Closing in person, and the delivery of all documents and funds as described in Sections 3.2 and 3.3 may be handled by wire transfer and electronic mail or by facsimile transmission. The transactions contemplated by this Agreement shall be considered closed, and possession of the Contributed Assets and the risk of their loss shall be deemed to have been passed to the Company, upon the delivery of the documents and funds as provided in Sections 3.2 and 3.3. The Closing shall be deemed effective as of 12:01 a.m. on the Closing Date (the “Effective Time”).

3.2 Closing Deliveries by GES. At the Closing, GES shall deliver to the Company:

(a) a Bill of Sale, Assignment and Assumption Agreement, substantially in the form of Exhibit B attached hereto (the “Bill of Sale, Assignment and Assumption Agreement”), duly executed by GES; and all such other bills of sale, employee work product assignments, contract assignments and other documents and instruments of sale, assignment, conveyance and transfer, as the Company may deem necessary or reasonably desirable;

(b) an Assignment and Assumption of Contract, substantially in the form of Exhibit C attached hereto (the “GES Contract Assignment”), duly executed by GES;

(c) a Contribution General Warranty Deed, substantially in the form of Exhibit D attached hereto (the “Deed”), duly executed and acknowledged by GES;

(d) a Transition Services Agreement, substantially in the form of Exhibit E attached hereto (the “Transition Services Agreement”), pursuant to which GES and the Company will provide each other with certain services related to their respective businesses post-Closing, duly executed by GES;

(e) a registration rights agreement (the “Registration Rights Agreement”), with terms and conditions substantially similar to those in the registration rights agreement to be entered into by the Company and the investors under the Rule 144A Offering, and with the additional terms and conditions set forth on the term sheet attached hereto as Exhibit F;

(f) a certificate of the Secretary or an Assistant Secretary of GES certifying as to: (i) the resolutions of the Managing Member of GES authorizing and approving the execution, delivery and performance by GES of this Agreement, any agreements, instruments, certificates or other documents executed by GES pursuant to this Agreement and the transactions contemplated hereby; and (ii) the incumbency and signatures of the officers of GES executing the documents listed in Section 3.2(i) hereof;

(g) a certificate of the Secretary of State of the State of Delaware, and of the Secretary of State (or other applicable office) of any other state in which GES is qualified to do business, of a date not earlier than ten (10) days prior to the Closing Date, as to the good standing of GES in such state(s);

(h) a certificate of GES Global Energy Services, Inc., a Delaware corporation (the “GES Parent”), conforming to the requirements of Treasury Regulations Section 1.1445-2(b)(2) stating that GES Parent is not, as of the Closing Date, a “foreign person” within the meaning of Section 1445 of the Code, in form and substance reasonably satisfactory to the Company and duly executed by GES Parent;

(i) a certificate executed by the President of GES certifying as to the matters set forth in Sections 10.3, 10.4, 11.5 and 11.6;

(j) all documents, affidavits, certificates and information reasonably required by the Title Company or Title Underwriter to issue the Title Policy; and

(k) such other documents as the Company may reasonably request to carry out the purposes of this Agreement.

3.3 Closing Deliveries by RAC. At the Closing, RAC shall deliver to the Company:

(a) the RAC Cash Contribution in immediately available funds via wire transfer to a bank account or bank accounts specified by the Company in writing;

(b) an Assignment and Assumption of Contract, substantially in the form of Exhibit G attached hereto (the “RAC Contract Assignment”), duly executed by RAC;

(c) the Registration Rights Agreement, duly executed by RAC;

(d) a certificate of the Secretary or an Assistant Secretary of RAC certifying as to: (i) the resolutions of the Managers of RAC authorizing and approving the execution, delivery and performance by RAC of this Agreement and any agreements, instruments, certificates or other documents executed by RAC pursuant to this Agreement and the transactions contemplated hereby; and (ii) the incumbency and signatures of the officers of RAC executing the documents listed in subclause (i) hereof;

(e) a certificate of the Secretary of State of the State of Delaware, and of the Secretary of State (or other applicable office) of any other state in which RAC is qualified to do business, of a date not earlier than ten (10) days prior to the Closing Date, as to the good standing of RAC in such state(s);

(f) a certificate executed by the President of RAC certifying as to the matters set forth in Sections 10.3, 10.4, 11.5 and 11.6; and

(g) such other documents as the Company may reasonably request to carry out the purposes of this Agreement.

3.4 Closing Deliveries by the Company. At the Closing, the Company shall deliver:

(a) a stock certificate issued in the name of GES evidencing the GES Shares;

(b) a stock certificate issued in the name of RAC evidencing the RAC Shares;

(c) the Bill of Sale, Assignment and Assumption Agreement, duly executed by the Company;

(d) the GES Contract Assignment, duly executed by the Company;

(e) the RAC Contract Assignment, duly executed by the Company;

(f) the Transition Services Agreement, duly executed by the Company;

(g) the Registration Rights Agreement, duly executed by the Company;

(h) a certificate of the Secretary or an Assistant Secretary of the Company certifying as to: (i) the resolutions of the Board of Directors of the Company authorizing and approving the execution, delivery and performance by the Company of this Agreement and any agreements, instruments, certificates or other documents executed by the Company pursuant to this Agreement and the transactions contemplated hereby; and (ii) the incumbency and signatures of the officers of the Company executing the documents listed in Section 3.4(i) hereof;

(i) a certificate of the Secretary of State of the State of Delaware, and of the Secretary of State (or other applicable office) of any other state in which the Company is qualified to do business, of a date not earlier than ten (10) days prior to the Closing Date, as to the good standing of the Company in such state(s);

(j) a certificate executed by an authorized officer of the Company certifying as to the matters set forth in Sections 10.5, 10.6, 11.3, and 11.4; and

(k) such other documents as any Contributor may reasonably request to carry out the purposes of this Agreement.

3.5 Cooperation. The Contributors and the Company shall, upon request by any other party hereto, on and after the Closing Date, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and/or instruments and doing any and all such other things as may be reasonably required by the parties to consummate or otherwise implement the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF GES. GES represents and warrants the following as of the date hereof, and as of the Closing Date, except to the extent that the representation or warranty is limited to a specific period of time, to the Company, subject to such qualifications and exceptions set forth on the GES Disclosure Schedules attached hereto as Annex A (the “GES Disclosure Schedules”):

4.1 Title to and Adequacy of GES Contributed Assets. GES has good, complete and marketable title to all of the GES Contributed Assets, free and clear of all Liens of any kind or nature whatsoever, other than Permitted Liens. All of the GES Contributed Assets are in the exclusive possession and control of GES and GES has the unencumbered right to use, and the right to transfer to the Company in accordance with the terms and provisions of this Agreement, all of the GES Contributed Assets without interference from and free of the rights and claims of all others. The GES Contributed Assets are all of the assets other than the Excluded Assets necessary for the conduct of the Business as currently conducted; provided, however, that GES makes no representations or warranties as to the sufficiency of the GES Contributed Assets to operate the Business to the extent that the Company does not have adequate working capital.

4.2 No Prior Assignment. Except for the Permitted Liens, GES has not previously assigned, transferred, pledged or otherwise encumbered or granted any right, license or interest in, to or under the GES Contributed Assets, or any portion thereof.

4.3 Organization; Good Standing; Qualification and Power. GES is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite limited liability company power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted. GES is duly licensed or qualified to transact business as a foreign limited liability company and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except for those jurisdictions where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, condition (financial or otherwise), properties, assets, results of operations or liabilities of GES taken as a whole, or impair the ability of GES to close the transactions contemplated by this Agreement (a “GES Material Adverse Effect”).

4.4 Authorization. GES has full limited liability company power and authority to execute and deliver this Agreement, to purchase the GES Shares, and to consummate the transactions contemplated by this Agreement. Any and all limited liability company action on the part of GES and its officers, managers and members necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of GES hereunder and thereunder, has been taken. This Agreement has been duly and validly executed and delivered and constitutes a valid and legally binding obligation of GES, enforceable against GES in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies. As used in this Agreement, “Law” means any applicable constitutional provisions, statute, act, code, common law, regulation, rule, ordinance, order, decree, ruling, proclamation, resolution, judgment, decision, declaration, or interpretation or advisory opinion or letter of a domestic, foreign or international Governmental Authority, in each case which has the force of law.

4.5 Consents. No consent, approval, order or authorization of, or registration, qualification, or filing with, any Governmental Authority or Person is required on the part of GES in connection with the execution, delivery and performance by GES of this Agreement, and the purchase and receipt of the GES Shares by GES. As used in this Agreement, “Governmental Authority” means any federal, state, local or foreign government or any court, arbitral tribunal, administrative or regulatory agency, or other governmental authority, agency or instrumentality. As used in this Agreement, “Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity.

4.6 Compliance with Other Instruments. GES is not in violation, breach or default (with or without notice or lapse of time, or both) of (i) any provision of its certificate of formation or limited liability company agreement or similar organizational documents, (ii) any provision of any mortgage, indenture or other evidence of indebtedness to which it is a party or by which it is bound, or (iii) any judgment, decree, order, writ, federal or state statute, rule or regulation, license or permit of any Governmental Authority applicable to it except, with respect to clauses (i) and (ii), as would not reasonably be expected to have a GES Material Adverse Effect. The execution, delivery and performance by GES of this Agreement and the transactions contemplated hereby and thereby will not (a) result in, with or without the passage of time or giving of notice or both, any breach or default under, or acceleration of, or give rise to any right of termination, rescission, or acceleration or modification of, any provision of its certificate of formation or limited liability company agreement or similar organizational documents, or any material mortgage, contract, lease, agreement, instrument, or indenture to which it is a party, or any judgment, decree, order, writ, statute, rule or regulation, license or Permit by which it is bound or (b) result in the creation of any mortgages, pledges, security interests, liens, charges, claims, restrictions, easements or other encumbrances of any nature (“Liens”) upon any of the properties or assets of GES, other than Permitted Liens. For the purpose of this Agreement, “Permitted Liens” means, collectively, (x) Liens that are specifically disclosed on Section 4.6 of the GES Disclosure Schedules, (y) liens for Taxes which are not yet due, or (z) liens for mechanics, materialmen, laborers, employees, suppliers or similar liens arising by operation of law for amounts which are owed, but not yet due.

4.7 Compliance with Laws; Permits. The GES Permits set forth on Section 2.1(e) of the GES Disclosure Schedules are all of the material franchises, permits, licenses, authorizations, approvals and other rights and privileges from Governmental Authorities that GES is required to have in order to own, lease and otherwise hold its properties and assets and to conduct the Business as presently conducted. All GES Permits are valid and in full force and effect. GES has not received any written communication, nor, to the Knowledge of GES has there been any oral communication or any threat, that any Governmental Authority intends to cancel or terminate any GES Permit. Neither GES nor, to the Knowledge of GES, any of its managers, members, officers, employees, agents or consultants, is in violation of any law applicable to GES. To the extent that any GES Permits are not assignable, GES agrees to cooperate with the Company in its efforts to obtain licenses and permits required to operate the Business.

4.8 Real Estate.

(a) GES has provided to the Company copies of all surveys, environmental reports and studies and other documents related to the Real Estate in the possession of GES. Except for Permitted Liens and the Permitted Exceptions, GES has good and marketable title to the Real Estate free and clear of all options, rights of first offer, rights of first refusal, leases, covenants, conditions, easements, agreements, claims, and other Liens of every kind and there exists no restriction on the use or transfer of the Real Estate.

(b) Except as set forth in Section 4.8(b) of the GES Disclosure Schedules, to the Knowledge of GES, there are no material defects to the Real Estate, ordinary wear and tear excepted, and all Improvements are sufficient for the operation of the Business as currently conducted thereon. All Improvements located on, and the use presently being made of, the Real Estate comply with all applicable zoning and building codes, ordinances and regulations and all applicable fire, environmental, occupational safety and health standards and similar standards established by Law, including Environmental Laws, except where non-compliance does not have a GES Material Adverse Effect, and use thereof by the Company to conduct the Business following Closing, in a substantially similar manner as conducted by GES prior to Closing, will not result in any violation of any such code, ordinance, regulation or standard. The present use and operation of the Real Estate does not constitute a non-conforming use and, to the Knowledge of GES, is not subject to a variance. There is no proposed, pending or, to the Knowledge of GES, threatened change in any such code, ordinance, regulation or standard that would materially adversely affect the Business. There is no injunction, decree, order, writ or judgment outstanding, or any claim, litigation, administrative action or similar proceeding pending or, to the Knowledge of GES, threatened, relating to the ownership, use or occupancy of the Real Estate or any portion thereof, or the operation of the Business as currently conducted thereon.

(c) At and after the Closing, the Company shall have the right to maintain or use such Real Estate, including the space, facilities or appurtenances outside the building set-back lines, whether on, over or under the ground, and to conduct such activities thereon as maintained, used or conducted by GES on the date hereof and such right is not subject to revocation. No proceeding is pending or, to the Knowledge of GES, threatened that could adversely affect the zoning classification of the Real Property.

(d) The Real Estate is served by water, gas, electric, telephone, and sewer utilities, which utilities are available on the Real Estate or are available at the edge of the Real Estate within contiguous public rights-of-way, and which utilities are of proper size and/or capacity to adequately meet all needs and requirements for the use of the Real Estate and Improvements for their intended purpose. At and after the Closing, the Company shall have all rights, easements and agreements necessary for the use and maintenance of water, gas, electric, telephone, sewer or other utility pipelines, poles, wires, conduits or other like facilities, and appurtenances thereto, over, across and under the Real Estate.

(e) There is no pending or threatened condemnation proceeding against the Real Estate or any portion thereof. Except as set forth in Section 4.8(e) of the GES Disclosure Schedules, no part of any Improvements on the Real Estate encroaches upon any property adjacent thereto or upon any easement, nor is there any encroachment or overlap upon the Real Estate.

(f) Except as set forth in Section 4.8(f) of the GES Disclosure Schedules, to the Knowledge of GES, there is no material condition affecting the Real Estate or the Improvements located thereon which requires repair or correction to restore the same to reasonable operating condition.

(g) The Land is comprised of separate lots for Property Tax and assessment purposes, and no other real property is included in such tax parcels.

(h) The current use and occupancy of the Real Estate and the operation of the Business thereon do not violate any easement, covenant, condition, restriction or similar provision in any instrument of record or other unrecorded contract affecting the Real Estate, and GES has not received any notice of violation of any such instruments or contracts.

4.9 Environmental Matters.

(a) For the purpose of this Agreement, the following terms have the meanings set forth below:

(i) “Environmental Law” means all past and present applicable laws, statutes, enactments, orders, regulations, rules and ordinances of any Governmental Authority relating to pollution or protection of human health, safety, the environment, natural resources or laws relating to releases or threatened releases of Hazardous Materials into the indoor or outdoor environment (including, without limitation, ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, release, transport or handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Clean Water Act, the Clean Air Act, the Toxic Substances Control Act, the Occupational Safety and Health Act, and the common law, including, but not limited to, the law of nuisance, trespass, and strict liability.

(ii) “Environmental Permits” means all permits, registrations, approvals, licenses, filings and submissions to any Governmental Authority required by any Environmental Law.

(iii) “Hazardous Materials” means (i) pollutants or contaminants, (ii) hazardous, toxic, infectious or radioactive substances, chemicals, materials or wastes (including, without limitation, those defined as hazardous under any Environmental Law), (iii) petroleum or petroleum products, including crude oil or any derivative or fraction thereof, (iv) asbestos and asbestos-containing materials, (v) solid wastes, (vi) mold, (vii) medical wastes (vii) polycholorinated biphenyls, or (ix) any other chemical, pollutant, contaminant, substance or waste that is regulated or for which liability or standards of care are imposed under any Environmental Law.

(b) The Real Estate, all current and previous conditions on and uses of the Real Estate, and all current and previous ownership and operations of GES in connection with the Business (including without limitation transportation and disposal of Hazardous Materials) or the Real Estate: (i) comply and have at all times prior to Closing complied with all Environmental Laws; and (ii) do not cause, have not caused, and will not cause liability to be incurred by GES under any Environmental Law, except where such non-compliance or liability does not have a GES Material Adverse Effect. GES is not in violation of any Environmental Law.

(c) GES, in connection with the Business, has properly obtained and is in compliance in all material respects with all Environmental Permits, has properly made all filings with and submissions to any Governmental Authority required by any Environmental Law, and no deficiencies have been asserted by any Governmental Authority with respect to such items. Further, the consummation of the transactions contemplated hereby will not: (i) require GES or the Company to provide notices, obtain governmental approval or take any actions, including, but not limited to, any repairs, construction or capital expenditures, in order for the Company to continue to hold all Environmental Permits and to remain in compliance with the terms and conditions of all Environmental Permits and Environmental Laws; or (ii) require the Company to obtain any new Environmental Permit.

(d) There has been no material spill, discharge, leak, leaching, emission, migration, injection, disposal, escape, dumping, or release of any kind on, beneath, above, or into the Real Estate or from the Real Estate into the environment surrounding the Real Estate, or, to the Knowledge of GES, any property formerly owned, leased or operated by GES.

(e) To the Knowledge of GES, there are no (i) Hazardous Materials stored, disposed of, generated, manufactured, refined, transported, produced, or treated at, upon, or from the Real Estate; (ii) asbestos fibers or asbestos-containing materials, mold, lead-based paint, or polychlorinated biphenyls on, at, in, about or beneath the Real Estate; or (iii) underground storage tanks on or beneath the Real Estate.

(f) There has not been any civil, criminal or administrative action, suit, summons, citation, complaint, claim, notice, demand, request, judgment, order, Lien, proceeding, hearing, study, inquiry or investigation based on or related to any Environmental Permit or Environmental Law threatened against GES in connection with the Real Estate or the Business.

(g) GES has never received from any person any notice of, nor does GES have any Knowledge of, any past, present or anticipated future events, conditions, circumstances, activities, practices, incidents, actions, agreements or plans that could: (i) interfere with, prevent, or increase the costs of compliance or continued compliance with any

Environmental Permit or any renewal or transfer thereof or any Environmental Law; (ii) make more stringent any restriction, limitation, requirement, or condition under any Environmental Law or any Environmental Permit in connection with the operations at the Real Estate; or (iii) give rise to any liability, loss or expense, or form the basis of any civil, criminal, or administrative action, suit, summons, citation, complaint, claim, notice, demand, request, judgment, order, lien, proceeding, hearing, study, inquiry, or investigation involving the Real Estate, GES or the Business, based on or related to an Environmental Permit, or an Environmental Law or to the presence, manufacture, generation, refining, processing, distribution, use, sale, treatment, recycling, receipt, storage, disposal, transport, handling, emission, discharge, release or threatened release of any Hazardous Materials.

(h) GES is not currently operating or required to be operating the Business or the Real Estate under any compliance order, schedule, decree or agreement, any consent decree, order or agreement, or corrective action decree, order or agreement issued or entered into under any Environmental Law.

4.10 Rig Contract. There is no (i) default in any material respect on the part of GES under the Rig Contract or (ii) to GES’s Knowledge, default in any material respect on the part of the other party or parties under the provisions of the Rig Contract. The Rig Contract is valid, binding and in full force and effect and is enforceable by GES in accordance with its terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally and (2) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.11 Tax Matters.

(a) All Tax Returns required to be filed that encompass or relate in any manner to the GES Contributed Assets or the Business have been duly and timely filed (subject to all applicable extensions), and all such Tax Returns are true, complete and correct in all material respects.

(b) All Taxes (whether or not shown on any Tax Return) relating to the GES Contributed Assets or the Business that are due and payable have been timely paid (subject to all applicable extensions).

(c) Neither GES, nor the GES Parent on GES’s behalf, has received a proposal, assertion or assessment by any Tax authority for deficiencies related to its Taxes that has not been resolved.

(d) Neither GES, nor GES Parent on GES’s behalf, is a party to any agreement providing for the allocation or sharing of its Taxes or has liability for Taxes of any other Person under any applicable Law, as transferee or successor, by contract or otherwise, including an obligation under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law) (other than Taxes of GES Parent).

(e) GES, or GES Parent on GES’s behalf, has complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes and has timely withheld and paid over to the proper taxing authorities all amounts required to be withheld and paid by it under all applicable Laws.

(f) Neither GES, nor GES Parent on GES’s behalf, has waived any statute of limitations with respect to the assessment or collection of any Taxes or agreed to any extension of time within which to file any Tax Return or to extend the period for the assessment or collection of any Taxes.

(g) Except as set forth in Section 4.11(g) of the GES Disclosure Schedules, there are no pending or, to GES’s Knowledge, threatened audits, examinations, investigations or other proceedings in respect of Taxes or Tax Returns of GES or GES Parent.

(h) Except for Taxes not yet due and payable, (i) there are no Liens for unpaid Taxes upon the GES Contributed Assets, and (ii) no claim for unpaid Taxes has been made by any Tax authority that could give rise to any such Lien.

(i) GES is disregarded as an entity separate from its owner, GES Parent, for U.S. federal income tax purposes (and state, local, foreign Tax purposes where applicable).

(j) GES Parent is not a “foreign person” within the meaning of Section 1445 of the Code.

(k) GES does not own any ownership interest in any other Person (including any shares of capital stock, partnership interests, limited liability company interests, or beneficial interests in any trusts).

(l) GES does not have an obligation (i) to make a payment that is not deductible under Section 280G of the Code, or (ii) under any agreements, contracts, arrangements or plans to indemnify, gross-up or otherwise compensate any Person, in whole or in part, for any excise Tax under Section 4999 of the Code that is imposed on such Person or individual or any other Person.

(m) GES does not have an obligation (i) to make a payment to any Person under any Tax allocation agreement, Tax sharing agreement, Tax indemnity obligation or similar written or unwritten agreement, arrangement, understanding or practice with respect to Taxes or (ii) under any record retention, transfer pricing, closing or other agreement or arrangement with any Tax authority that will survive the Closing or impose any liability on the Company after the Closing.

4.12 Intellectual Property.

(a) Section 4.12(a) of the GES Disclosure Schedules identifies all material United States and foreign (i) patents, patent applications, utility models or statutory invention registrations (whether or not filed); (ii) trademarks and service marks, and registrations and applications for registration thereof (whether or not filed); (iii) registered copyrights and registrations and applications for registration thereof (whether or not filed); and (iv) processes, formulations, methods, software, technology, know-how, formulae, products, trade secrets and inventions and any and all tangible embodiments related to any of the preceding (collectively, “Intellectual Property”) related to the Business, are owned or licensed by GES or that GES has any right to or interest in (the “GES Intellectual Property”). For the avoidance of doubt, the GES Intellectual Property does not include (A) any Intellectual Property related to SWOP or WSS and (B) the corporate names, logos, domain names, websites and URLs owned by GES, SWOP and WSS.

(b) The GES Intellectual Property constitutes all of the Intellectual Property used in, related to, associated with, generated by or necessary to allow GES to carry on the Business as presently conducted. GES has ownership of, or valid licenses to use, all of the GES Intellectual Property, free and clear of all Liens, other than Permitted Liens. All consents required under or pursuant to the GES Intellectual Property in connection with the transactions contemplated by this Agreement have been obtained and furnished in writing to GES. The making, using, or selling of products and the performance of methods covered by the GES Intellectual Property, including any products resulting from such GES Intellectual Property or methods for making such products, whether on their own or in combination with any Intellectual Property to be purchased, licensed, or used in connection with the development of, design of, procurement of equipment and technology for, construction of, ownership of, operation and maintenance of, and expansion or modification of the Business, does not infringe, misappropriate, or otherwise violate (and no facts exist that are reasonably likely to give rise to any infringement, misappropriation or other violation of) any patent, copyright, trade secret, trademark, or other Intellectual Property of any Person, and, except as set forth in Section 4.12(b) of the GES Disclosure Schedules, there is no action, suit, proceeding, or investigation pending or, to the Knowledge of GES, threatened, against GES or against any officer, manager, or director of GES, or otherwise involving any GES Intellectual Property, technology, or product resulting from such GES Intellectual Property or methods for making such products, in any case alleging any such infringement, misappropriation, or other violation . No GES Intellectual Property, including any products resulting from such GES Intellectual Property or methods for making such products, is subject to any outstanding order, judgment, decree, stipulation, or agreement restricting the use thereof by GES. To the Knowledge of GES, no third party is infringing, misappropriating or otherwise violating or has infringed, misappropriated or otherwise violated any GES Intellectual Property, and there is no action, suit, proceeding, or investigation pending or threatened by GES concerning any such violation.

(c) GES has taken all commercially reasonable measures to protect, maintain, and exploit GES Intellectual Property, including protecting the confidentiality of trade secrets and other confidential information of GES and seeking trademark registration where appropriate, in each case with respect to the development of, design of, construction of, procurement of equipment and technology for, operation and maintenance of, and modification or expansion of the Business.

4.13 Litigation. Except as set forth in Section 4.13 of the GES Disclosure Schedules, there is no action, suit, proceeding or investigation pending or, to the Knowledge of GES, threatened against GES, or against any officer, manager, member or director of GES in such individual’s capacity as such, or involving any assets of GES. GES is not a party or subject to any material order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

4.14 Insurance. Section 4.14 of the GES Disclosure Schedules sets forth a complete list of GES’s insurance policies and all such policies are in full force and effect. There is no claim by or on behalf of GES pending under any such policies as to which coverage has been denied in writing or disputed in writing, or, to the Knowledge of GES, orally, by the underwriter of such policy.

4.15 Financial Statements. The financial information provided by GES to the Company for inclusion in the Company Offering Materials (i) is correct and was prepared by GES in good faith, (ii) does not contain any untrue statement of material fact and (iii) does not omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.16 Brokers. GES has not engaged any broker, finder or agent in connection with the transactions contemplated by this Agreement so as to give rise to any claim against GES, the Company or RAC for any brokerage or finder’s commission, fee or similar compensation.

4.17 Investment Representations.

(a) GES is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it can bear the economic risk of a complete loss of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the GES Shares. GES has not been formed for the specific purpose of acquiring the GES Shares. GES is familiar with the business and financial condition and operations of the Company and has had access to such information concerning the Company and the GES Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase or acquisition of the GES Shares. With the assistance of GES’s own professional advisors, to the extent that GES has deemed appropriate, GES has made its own legal, Tax, accounting and financial evaluation of the merits and risks of an investment in the GES Shares and the consequences of this Agreement. GES has considered the suitability of the GES Shares as an investment in light of its own circumstances and financial condition.

(b) GES is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect (“Reg D”), under the Securities Act of 1933, as amended (the “Securities Act”). GES agrees to furnish any additional information requested by the Company or any of its representatives or Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the GES Shares.

(c) The GES Shares to be acquired by GES under this Agreement will be acquired for investment for GES’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. GES has no present intention of selling, granting any participation in, or otherwise transferring or distributing the GES Shares. GES does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or to any third Person, with respect to any of the GES Shares.

(d) GES understands that no public market now exists for any of the securities issued by the Company, and that no public market may ever exist for the GES Shares.

(e) GES confirms that it is not relying on any communication (written or oral) of the Company or any of its representatives or Affiliates, as investment advice or as a recommendation to purchase or acquire the GES Shares. It is understood that information and explanations related to the terms and conditions of the GES Shares provided by the Company or any of its representatives or Affiliates shall not be considered investment advice or a recommendation to purchase or acquire the GES Shares, and that neither the Company nor any of its representatives or Affiliates is acting or has acted as an advisor to GES in deciding to invest in the GES Shares. GES acknowledges that neither the Company nor any of its representatives or Affiliates has made any representation regarding the proper characterization of the GES Shares for purposes of determining GES’s authority to invest in the GES Shares.

(f) GES understands that the GES Shares have not been registered under the Securities Act or under any state securities Laws or blue sky Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of GES and of the other representations made by GES in this Agreement. GES understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions. GES further understands that as such the GES Shares are characterized as “restricted securities” under the Securities Act and that under the Securities Act and applicable regulations, such Shares may be resold without registration under the Securities Act only in certain limited circumstances as provided by applicable Law. In this connection, GES represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Consequently, GES understands that GES must bear the economic risks of the investment in the GES Shares for an indefinite period of time. GES understands that no federal or state agency or other Governmental Authority has passed upon the merits or risks of an investment in the GES or made any finding or determination concerning the fairness or advisability of an investment in the GES Shares.

(g) GES agrees: (A) that it will not sell, assign, pledge, give, transfer or otherwise dispose of the GES Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the GES Shares under the Securities Act and all applicable state securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities Laws; (B) that any certificates, book entry notations or document representing the GES Shares may bear a legend making reference to the foregoing restrictions; and (C) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such GES Shares except upon compliance with the foregoing restrictions.

(h) GES acknowledges that neither the Company nor any other Person offered to sell the GES Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(i) GES confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, Tax, financial, accounting or otherwise) of an investment in the GES Shares or (B) made any representation to the Buyer regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Buyer is not relying on the advice or recommendations of the Company and the Buyer has made its own independent decision that the investment in the Securities is suitable and appropriate for the Buyer.

(j) GES will comply with all applicable laws and regulations in effect in any jurisdiction in which GES purchases, acquires or sells GES Shares and obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which GES is subject or in which GES makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.

(k) There is no suit, action or legal, administrative or arbitration proceeding (including any citations, complaints, consent orders, compliance schedules or other similar enforcement orders), claim or action or any governmental investigation pending against GES or, to the Knowledge of GES, threatened against GES that questions or challenges GES’s participation, or right to participate in, the transactions contemplated by this Agreement.

4.18 Corrupt Practices. Neither GES nor any manager, member, director, officer, agent, employee or, to the Knowledge of GES, any other person associated with or acting on behalf of GES has used any funds of GES for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, made any direct or indirect unlawful payment to any foreign or domestic governmental official or employee; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), or has made any illegal bribe, rebate, payoff, influence payment, kickback or other unlawful payment; and GES has conducted the Business in material compliance with the FCPA and analogous state laws and has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued material compliance therewith.

4.19 Assigned Contracts.

(a) The contracts set forth in Section 2.1(b) of the GES Disclosure Schedules and in Section 4.19 of the GES Disclosure Schedules are correct and complete lists of the agreements, contracts, commitments and understandings, written or oral, to which GES is a party or is subject, and which relate in any respect to the Rig Contract or the Business (collectively, the “Assigned Contracts”).

(b) There is no (i) default in any material respect on the part of GES under any Assigned Contract or (ii) to the Knowledge of GES, default in any material respect on the part of the other party or parties under the provisions of any Assigned Contract. All Assigned Contracts are valid, binding and in full force and effect and are enforceable by GES in accordance with their terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally and (2) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4.20 Employment and Labor Matters.

(a) Section 4.20(a) of the GES Disclosure Schedules sets forth a correct and complete list of all persons employed by GES with respect to the Business to whom the Company will offer employment pursuant to Section 8.1 (the “Transferred Employees”) and their respective start dates, positions, salary or wages, days/weeks of vacation, service credit with GES, outstanding vacation, bonus for fiscal year 2010, projected or anticipated bonus for fiscal year 2011. At the Closing, GES will provide flexible spending account balances of the Transferred Employess as of the Effective Time.

(b) Section 4.20(b) of the GES Disclosure Schedules sets forth a correct and complete list of all independent contractors engaged by GES with respect to the Business to whom the Company will offer engagement pursuant to Section 8.1 (the “Transferred Contractors”) and their respective start dates, positions and wage rate.

(c) Except as disclosed in Section 4.20(c) of the GES Disclosure Schedules, there is no labor trouble, dispute, grievance, controversy, strike or request for union representation pending or, to the Knowledge of GES, threatened against GES or affecting the Business.

(d) GES is in compliance with all applicable Laws regarding employment and employment practices, terms and conditions of employment and wages and hours, and is not engaged in any unfair labor practice. There are no disputes pending or, to GES’s Knowledge, threatened, between GES and any of the Transferred Employees, which controversies have resulted, or could reasonably be expected to result, in a Proceeding for which GES could be liable. There is no unfair labor practice charge or complaint against GES pending before the National Labor Relations Board, the Equal Employment Opportunity Commission, the Department of Labor, the Office of Federal Contract Compliance Programs, the Occupational Safety and Health Administration, the labor relations board or comparable body of any state or foreign jurisdiction, or any Governmental Authority, and, to GES’s Knowledge, none is or has been threatened for which GES could be liable.

(e) Except as set forth on Section 4.20(e) of the GES Disclosure Schedules, GES is not a party to, or bound by, any collective bargaining agreement, employment contract or consulting agreement with regard to any of the Transferred Employees. Neither GES nor, to the Knowledge of GES, any of the Transferred Employees is in violation of any term of any employment contract, noncompetition agreement, collective bargaining agreement, or any restrictive covenant to a former employer relating to the right of any such Transferred Employee to be employed by GES because of the nature of the Business or to the use of proprietary information of others. None of the Transferred Employees has given notice to GES, nor, to the Knowledge of GES, does any such Transferred Employee intend to, terminate his or her employment or engagement with GES.

4.21 Employee Benefit Plans.

(a) With respect to all Benefit Plans, including those in which the Transferred Employees are participants:

(i) all Benefit Plans are in material compliance and have been administered in form and in operation with all material requirements of Law applicable thereto, and there has been no notice issued by any Governmental Authority questioning or challenging such compliance;

(ii) GES Parent sponsors the Global Energy Services Profit Sharing and Savings Plan (the “401(k) Plan”); except as disclosed in Section 4.21(a)(iii) of the GES Disclosure Schedules, to the knowledge of GES, the 401(k) Plan complies in form and in operation with all applicable requirements of sections 401(a) and 501 of the Code, the 401(k) Plan has been determined by the Internal Revenue Service (the “IRS”) to be qualified under section 401(a) and 501 of the Code, and no event has occurred which would reasonably be expected to adversely affect the 401(k) Plan’s qualified status under such sections of the Code or to a Tax under section 501 of the Code; and GES has previously delivered to the Company a complete and accurate copy of the most recent determination letter that GES has received from the IRS with respect to the qualified status of the 401(k) Plan;

(iii) no action has been taken to correct any defects with respect to any Benefit Plan under any IRS correction procedure and, to the Knowledge of GES, no such action is required;

(iv) except as disclosed in Section 4.21(a)(v) of the GES Disclosure Schedules, neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will, either alone or in combination with another event result in (A) any payment of severance or other compensation to any current or former employee of GES or (B) result in the acceleration of the time of payment or vesting of any compensation or benefit;

(v) except as disclosed in Section 4.21(a)(vi) of the GES Disclosure Schedules, no Benefit Plan provides any type of severance or similar payments to employees of GES; and

(vi) there are no material actions, suits or claims (other than routine claims for benefits) pending or, to the Knowledge of GES, threatened involving such Benefit Plans or the assets thereof, and, to the Knowledge of GES, no facts exist which could give rise to any such actions, suits or claims (other than routine claims or benefits).

(b) Neither GES nor any ERISA Affiliate has any liability with respect to or in the preceding six years participated in any union-sponsored multiemployer welfare benefit fund maintained pursuant to any “employee welfare benefit plan” as defined in Section 3(1) of ERISA.

(c) Neither GES nor any ERISA Affiliate has any liability with respect to, or in the preceding six years, maintained, contributed to, had an obligation to contribute to, or incurred any liability with respect to, either (i) a Multiemployer Plan (as that term is defined below) or (b) an employee pension benefit plan (as defined in Section 3(2) of ERISA) that is or was subject to Title IV of ERISA or Section 412 or Section 430 of the Code or Section 302 or Section 303 of ERISA. There is no Lien on any of the GES Contributed Assets that is imposed under the Code or ERISA and no fact or circumstance exists that could reasonably be expected to give rise to any such Lien and none of the GES Contributed Assets, none of the other assets of GES, and none of the assets of any ERISA Affiliate is subject to any Lien arising under section 303(k) of ERISA or section 430(k) of the Code.

(d) Each Benefit Plan and welfare plan of any ERISA Affiliate which constitutes a “group health plan” (as defined in section 607(1) of ERISA or section 4980B(g)(2) of the Code), has been operated in compliance with applicable Law in all material respects, including Section 4980B(f) of the Code.

(e) Except as disclosed in Section 4.21(e) of the GES Disclosure Schedules, neither GES nor any ERISA Affiliate has liability under any Benefit Plan or otherwise for providing post-retirement medical or life insurance benefits, other than statutory liability for providing group health plan continuation coverage under Part 6 of Title 1 of ERISA and section 4980B (or any predecessor section thereto) of the Code.

(f) Except as disclosed in Section 4.21(f) of the GES Disclosure Schedules, there are no pending claims against GES under any workers compensation plan or policy or for long term disability.

(g) Except as disclosed in Section 4.21(g) of the GES Disclosure Schedule, none of the Benefit Plans is subject to Section 409A of the Code.

(h) For the purpose of this Agreement, “Benefit Plan” shall mean (A) any “employee welfare benefit plan” and “employee pension benefit plan” as those terms are respectively defined in sections 3(1) and 3(2) of ERISA (whether or not such plan is subject to ERISA), (B) any “multiemployer plan” (as defined in section 3(37) or 4001(a)(3) of ERISA) (a “Multiemployer Plan”) and (C) any other retirement or deferred compensation plan, incentive compensation plan, stock plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program, employment agreement, covenant not to compete and any other employee benefit plan, program, agreement or arrangement sponsored, maintained, or contributed to by GES or any person that as of any date during the six-year period immediately preceding the Closing Date, was or is required to be treated as a single employer under Section 414 of the Code or Section 4001(a)(14) of ERISA with GES (an “ERISA Affiliate”) for the benefit of GES employees or former employees and their respective dependents or with respect to which GES has any liability or may have any contingent liability. “ERISA” shall mean the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder, as amended from time to time.

4.22 Transactions with Affiliates. Except as set forth in Section 4.22 of the GES Disclosure Schedules and as to the transactions contemplated by this Agreement, to the Knowledge of GES, none of GES’s Affiliates is a party to or subject to any agreements, contracts or obligations related to the Business or any of the GES Contributed Assets, and none of such Affiliates has any ownership interest, directly or indirectly, in any firm, corporation or other entity that competes with GES. As used in this Agreement, “Affiliate” means (i) with respect to GES, the GES Parent and its subsidiaries, including SWOP and WSS, any direct or indirect equity owner of any such entities, any Affiliate or family member of any such equity owner, or any officer, director, manager or employee of any such equity owners, and any employees, officers, managers or directors of such entities (other than managers or directors representing direct or indirect investors in such entities).

4.23 Updated Disclosure Schedules at Closing. In connection with the certificate to be delivered to the Company by GES at Closing pursuant to Section 3.2(f), GES shall provide to the Company an updated copy of the GES Disclosure Schedules to ensure that all of the representations and warranties made by GES in this Section 4 are correct and complete in all material respects on and as of the Closing Date. No disclosure made by GES pursuant to this Section 4.23 shall be deemed to amend or supplement the GES Disclosure Schedules or to prevent or cure any misrepresentation of breach of warranty or covenant.

5. REPRESENTATIONS AND WARRANTIES OF RAC. RAC represents and warrants the following as of the date hereof, and as of the Closing Date, except to the extent that the representation or warranty is limited to a specific period of time, to the Company as follows:

5.1 Title to and Adequacy of RAC Contributed Assets. RAC has good, complete and marketable title to all of the RAC Contributed Assets, free and clear of all Liens of any kind or nature whatsoever. All of the RAC Contributed Assets are in the exclusive possession and control of RAC and RAC has the unencumbered right to use, and the right to transfer to the Company in accordance with the terms and provisions of this Agreement, all of the RAC Contributed Assets without interference from and free of the rights and claims of all others.

5.2 No Prior Assignment. RAC has not previously assigned, transferred, pledged or otherwise encumbered or granted any right, license or interest in, to or under the RAC Contributed Assets, or any portion thereof.

5.3 Organization; Good Standing; Qualification and Power. RAC is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite limited liability company power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted. RAC is duly licensed or qualified to transact business as a foreign limited liability company and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except for those jurisdictions where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, condition (financial or otherwise), properties, assets, results of operations or liabilities of RAC, or impair the ability of RAC to close the transactions contemplated by this Agreement (a “RAC Material Adverse Effect”).

5.4 Authorization. RAC has full limited liability company power and authority to execute and deliver this Agreement, to purchase the RAC Shares, and to consummate the transactions contemplated by this Agreement. Any and all limited liability company action on the part of RAC and its officers, managers and members necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of RAC hereunder and thereunder, has been taken. This Agreement has been duly and validly executed and delivered and constitutes a valid and legally binding obligation of RAC, enforceable against RAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.5 Compliance with Laws. Neither RAC, nor, to the Knowledge of RAC, any of its directors, officers, employees, agents or consultants, is in violation of any Law applicable to RAC, and the issuance of all membership interests in RAC has been in compliance with all applicable Laws, including the Securities Act.

5.6 Rig Contract. There is no (i) default in any material respect on the part of RAC under the Rig Contract or (ii) to RAC’s Knowledge, default in any material respect on the part of the other party or parties under the provisions of the Rig Contract. The Rig Contract is valid, binding and in full force and effect and is enforceable by RAC in accordance with its terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally and (2) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.7 Brokers. RAC has not engaged any broker, finder or agent in connection with the transactions contemplated by this Agreement so as to give rise to any claim against RAC for any brokerage or finder’s commission, fee or similar compensation.

5.8 Tax Matters.

(a) All Tax Returns required to be filed that encompass or relate in any manner to the RAC Contributed Assets have been duly and timely filed (subject to all applicable extensions), and all such Tax Returns are true, complete and correct in all material respects.

(b) All Taxes (whether or not shown on any Tax Return) relating to the RAC Contributed Assets that are due and payable have been timely paid (subject to all applicable extensions).

(c) Except for Taxes not yet due and payable, (i) there are no Liens for unpaid Taxes upon the RAC Contributed Assets, and (ii) no claim for unpaid Taxes has been made by any Tax authority that could give rise to any such Lien.

(d) RAC is classified as a partnership for U.S. federal income tax purposes, and will continue to be classified as a partnership for U.S. federal income tax purposes, at all times through the Closing.

5.9 Investment Representations.

(a) RAC is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it can bear the economic risk of a complete loss of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the RAC Shares. RAC has not been formed for the specific purpose of acquiring the RAC Shares. RAC is familiar with the business and financial condition and operations of the Company and has had access to such information concerning the Company and the RAC Shares as it deems necessary to enable it to make an informed investment decision concerning the purchase or acquisition of the RAC Shares. With the assistance of RAC’s own professional advisors, to the extent that RAC has deemed appropriate, RAC has made its own legal, Tax, accounting and financial evaluation of the merits and risks of an investment in the RAC Shares and the consequences of this Agreement. RAC has considered the suitability of the RAC Shares as an investment in light of its own circumstances and financial condition.

(b) RAC is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Reg D under the Securities Act. RAC agrees to furnish any additional information requested by the Company or any of its representatives or Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the RAC Shares.

(c) The RAC Shares to be acquired by RAC under this Agreement will be acquired for investment for RAC’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof. Subject to distributions being made to the members of RAC pursuant to the provisions of the Amended and Restated Limited Liability Company Agreement of RAC, neither RAC nor any member of RAC has the present intention of selling, granting any participation in, or otherwise transferring or distributing the RAC Shares. RAC does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participation to such Person or to any third Person, with respect to any of the RAC Shares.

(d) RAC understands that no public market now exists for any of the securities issued by the Company, and that no public market may ever exist for the RAC Shares.

(e) RAC confirms that it is not relying on any communication (written or oral) of the Company or any of its representatives or Affiliates, as investment advice or as a recommendation to purchase or acquire the RAC Shares. It is understood that information and explanations related to the terms and conditions of the RAC Shares provided by the Company or any of its representatives or Affiliates shall not be considered investment advice or a recommendation to purchase or acquire the RAC Shares, and that neither the Company nor any of its representatives or Affiliates is acting or has acted as an advisor to RAC in deciding to invest in the RAC Shares. RAC acknowledges that neither the Company nor any of its representatives or Affiliates has made any representation regarding the proper characterization of the RAC Shares for purposes of determining RAC’s authority to invest in the RAC Shares.

(f) RAC understands that the RAC Shares have not been registered under the Securities Act or under any state securities Laws or blue sky Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of RAC and of the other representations made by RAC in this Agreement. RAC understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions. RAC further understands that as such the RAC Shares are characterized as “restricted securities” under the Securities Act and that under the Securities Act and applicable regulations, such Shares may be resold without registration under the Securities Act only in certain limited circumstances as provided by applicable Law. In this connection, RAC represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Consequently, RAC understands that RAC must bear the economic risks of the investment in the RAC Shares for an indefinite period of time. RAC understands that no federal or state agency or other Governmental Authority has passed upon the merits or risks of an investment in the RAC or made any finding or determination concerning the fairness or advisability of an investment in the RAC Shares.

(g) RAC agrees: (A) that it will not sell, assign, pledge, give, transfer or otherwise dispose of the RAC Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the RAC Shares under the Securities Act and all applicable state securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities Laws; (B) that any certificates, book entry notations or document representing the RAC Shares may bear a legend making reference to the foregoing restrictions; and (C) that the Company and its Affiliates shall not be required to give effect to any purported transfer of such RAC Shares except upon compliance with the foregoing restrictions.

(h) RAC acknowledges that neither the Company nor any other Person offered to sell the RAC Shares to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(i) RAC confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, Tax, financial, accounting or otherwise) of an investment in the RAC Shares or (B) made any representation to the Buyer regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Buyer is not relying on the advice or recommendations of the Company and the Buyer has made its own independent decision that the investment in the Securities is suitable and appropriate for the Buyer.

(j) RAC will comply with all applicable laws and regulations in effect in any jurisdiction in which RAC purchases, acquires or sells RAC Shares and obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which RAC is subject or in which RAC makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.

(k) There is no suit, action or legal, administrative or arbitration proceeding (including any citations, complaints, consent orders, compliance schedules or other similar enforcement orders), claim or action or any governmental investigation pending against RAC or, to the Knowledge of RAC, threatened against RAC that questions or challenges RAC’s participation, or right to participate in, the transactions contemplated by this Agreement.

6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants as of the date hereof, and as of the Closing Date, except to the extent that the representation or warranty is limited to a specific period of time, to the Contributors, subject to such qualifications and exceptions set forth on the Company Disclosure Schedules attached hereto as Annex B (the “Company Disclosure Schedules”):

6.1 Organization; Good Standing; Qualification. The Company is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite corporate power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted. The Company is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except for those jurisdictions where the failure to be so licensed, qualified or in good standing would not have a material adverse effect on the business, condition (financial or otherwise), properties, assets, results of operations or liabilities of the Company (a “Company Material Adverse Effect”).

6.2 Capitalization and Voting Rights.

(a) On the Closing Date, after the Closing and immediately following the issuance of the Shares and the closing of that certain offering of common stock of the Company for a minimum of $100,000,000 and up to $250,000,000, in a transaction qualifying under Rule 144A of the Securities Act and being managed by FBR Capital Markets (the “Rule 144A Offering”), the Company will have the capitalization set forth on Section 6.2(a) of the Company Disclosure Schedules. Except as set forth in Section 6.2(a) of the Company Disclosure Schedules, there are no equity interests in the Company issued, reserved for issuance or outstanding.

(b) Except as contemplated by this Agreement or the Rule 144A Offering, or as set forth in Section 6.2(b) of the Company Disclosure Schedules, there is not outstanding any option, warrant, right (contingent or other, including conversion, exchange, participation, right of first refusal, co-sale or preemptive rights) or agreement for the purchase or acquisition from the Company of any of its equity interests or any options, warrants or rights convertible into or exchangeable for any such equity interests, other than any such option, warrant, right or agreement held by or for the benefit of the Company. Except as contemplated by this Agreement or the Rule 144A Offering, or as set forth in Section 6.2(b) of the Company Disclosure Schedules, there is no written agreement by the Company to issue equity interests, subscriptions, warrants, options, convertible or exchangeable securities or other such rights or to distribute to holders of its equity securities any evidence of indebtedness or asset. Except as contemplated by this Agreement and the Rule 144A Offering: (i) the Company is not a party or subject to any written agreement, and, to the Knowledge of the Company, there is no written agreement between or among any holders of the Company’s equity interests, relating to the acquisition or disposition of any security of the Company, including any preemptive rights, rights of first offer or rights of first refusal, or to voting or giving written consents with respect to any security of the Company, including any voting trust agreement; (ii) the Company does not have any written agreement (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity interests or other securities or any interest therein or to pay any dividend or make any other accrual or distribution in respect thereof; and (iii) no Person is entitled to any preemptive or similar right with respect to the issuance of any equity interests or other securities of the Company.

6.3 Authorization. The Company has all corporate power and authority to execute and deliver this Agreement, to issue and sell the Shares, and to consummate the transactions contemplated by this Agreement. Any and all corporate action on the part of the Company and its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder and thereunder, has been taken. This Agreement has been duly and validly executed and delivered and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by Laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

6.4 Valid Issuance of Shares. The Shares that are being issued to the Contributors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free and clear of all Liens and restrictions imposed by or through the Company other than restrictions as set forth in this Agreement and under applicable state and federal securities laws. Except as set forth in Section 6.4 of the Company Disclosure Schedules, no stock transfer Taxes are due as a result of the issuance and purchase of the Shares.

6.5 Intentionally Deleted.

6.6 Consents. Other than requirements in connection with Reg D or other applicable federal securities laws or under state securities and blue sky Laws, and other than with respect to the Rule 144A Offering, and other than with respect to the corporate authorization of this Agreement, the issuance of the Shares, the Rule 144A Offering and the transactions contemplated by any of the foregoing, no consent, approval, order or authorization of, or registration, qualification, or filing with, any Governmental Authority or Person is required on the part of the Company in connection with the execution, delivery and performance by the Company of this Agreement and the issuance, sale and delivery of the Shares.

6.7 Intentionally Deleted.

6.8 Transactions with Affiliates. Except as set forth in Section 6.8 of the Company Disclosure Schedules and except for the transactions contemplated by this Agreement, the Company is not a party to or subject to any agreements, contracts or obligations with any Affiliate of the Company, any direct or indirect equity owner of the Company, any Affiliate or family member of any such equity owner, or any officer, director, manager or employee of the Company. To the Knowledge of the Company, none of such Persons has any ownership interest, directly or indirectly, in any firm, corporation or other entity that competes materially and directly with the Company. As used in this Agreement, “Affiliate” means with respect to the Company, the subsidiaries of the Company, any direct or indirect equity owner of the Company, any Affiliate or family member of any such equity owner, or any officer, director, manager or employee of any such equity owners, and any employees, officers, managers or directors of such entities (other than managers or directors representing direct or indirect investors in such entities).

6.9 Registration Rights. Except as contemplated by the Registration Rights Agreement and the documents related to the Rule 144A Offering or otherwise related to registration rights under this Agreement or any document related hereto, the Company has not granted or agreed to grant any registration rights with respect to the registration of its securities under the Securities Act, including piggyback registration rights, to any Person.

6.10 Disclosure. The Company has made available to the Contributors all the information reasonably available to the Company that the Contributors have requested for deciding whether to acquire the Shares, including certain of the Company’s projections describing its proposed business plan, which were prepared in good faith, but the Company makes no representation or warranty regarding the accuracy of such projections.

6.11 Brokers. Other than FBR Capital Markets, the Company has not engaged any broker, finder or agent in connection with the transactions contemplated by this Agreement so as to give rise to any claim against any Contributor or the Company for any brokerage or finder’s commission, fee or similar compensation.

6.12 Tax Matters.

(a) Prior to the contributions of the GES Contributed Assets and the RAC Contributed Assets pursuant to this Agreement, the Company has, since its formation, had no assets or operations.

(b) There is no plan or intention by the Company to dispose of any of the Contributed Assets other than in the normal course of business operations.

(c) There is no plan or intention on the part of the Company to redeem or otherwise reacquire any of the GES Shares, the RAC Shares, or the common stock issued pursuant to the Rule 144A Offering.

(d) Other than with respect to the issuance of the GES Shares, the RAC Shares, and the common stock pursuant to the Rule 144A Offering, there is no binding obligation on the Company to issue any stock in the Company.

6.13 Updated Disclosure Schedules at Closing. In connection with the certificate to be delivered to the Contributors by the Company at Closing pursuant to Section 3.4(h), the Company shall provide to the Contributors an updated copy of the Company Disclosure Schedules to ensure that all of the representations and warranties made by the Company in this Section 6 are correct and complete in all material respects on and as of the Closing Date. No disclosure made by the Company pursuant to this Section 6.13 shall be deemed to amend or supplement the Company Disclosure Schedules or to prevent or cure any misrepresentation of breach of warranty or covenant.

7. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

7.1 Survival of Representations Made by Each Contributor.

(a) Except as set forth in Section 7.1(b), the representations and warranties made by GES contained in Section 4 and the representations and warranties made by RAC contained in Section 5 shall survive the Closing and shall continue for a one (1) year period following the Closing. The covenants and agreements of the Contributors contained in this Agreement shall survive until fully performed in accordance with their terms.

(b) The representations and warranties of GES contained Section 4.9 (Environmental Matters), Section 4.11 (Taxes), Section 4.12 (Intellectual Property), Section 4.17 (Investment Representations), Section 4.20 (Employment and Labor Matters) and Section 4.21 (Employee Benefit Plans) and the representations and warranties of RAC contained in Section 5.8 (Taxes) and Section 5.9 (Investment Representations) shall survive until the expiration of the applicable statute of limitations (after taking into account any tolling, extensions, mitigation or waiver thereof) plus sixty (60) days, at which time such representations and warranties and any right to make an indemnification claim based thereon shall terminate. The representations and warranties of the GES contained in Section 4.1 (Title to GES Contributed Assets), Section 4.2 (No Prior Assignment), Section 4.3 (Qualification and Power), Section 4.4 (Authority), Section 4.5 (Consents) and Section 4.15 (Brokers), and of RAC contained in Section 5.1 (Title to RAC Contributed Assets), Section 5.2 (No Prior Assignment), Section 5.3 (Qualification and Power), Section 5.4 (Authority) and Section 5.7 (Brokers) shall survive indefinitely. The representations and warranties of GES contained in Section 4.1 (Title to GES Contributed Assets), Section 4.2 (No Prior Assignment), Section 4.3 (Qualification and Power), Section 4.4 (Authority) and Section 4.11 (Taxes) shall be referred to herein as the “Fundamental GES Representations”), and the representations and warranties of RAC contained in Section 5.1 (Title to RAC Contributed Assets), Section 5.2 (No Prior Assignment), Section 5.3 (Qualification and Power), Section 5.4 (Authority) and Section 5.8 (Taxes) shall be referred to herein as “Fundamental RAC Representations”).

7.2 Agreement to Indemnify by GES.

(a) Subject to the terms and conditions of this Section 7.2, GES shall indemnify, defend and hold harmless the Company and its successors and assigns, representatives and Affiliates, and each of its directors, officers, partners, members, managers, employees and agents (collectively, the “Company Group”) from and against all claims, actions or causes of action, assessments, demands, losses, damages, judgments, fines, settlements, liabilities, costs, Taxes and expenses, including interest, penalties and reasonable attorneys’, experts’ and accounting fees and expenses of any nature whatsoever (collectively, “Damages”), asserted against, suffered by, imposed upon or incurred by any member of the Company Group to the extent caused by, arising out of or resulting from (i) a breach of any representation or warranty of GES contained herein, (ii) a breach of any covenant or agreement of GES contained herein or (iii) the GES Retained Liabilities. The indemnity provided for in this Section 7.2 is not limited to third-party claims against members of the Company Group. Except in the case of fraud, the indemnification provided in this Section 7.2 shall be the sole and exclusive remedy of the Company with respect to breaches of any representation or warranty of GES contained herein. Notwithstanding the foregoing, GES shall not be liable for Damages for any matter described under Section 7.2(a)(i) unless the total of all Damages in respect of claims made under this Section 7.2(a)(i) by the Company Group for indemnification from GES shall exceed $1,800,000.00 in the aggregate (the “GES Threshold”), and then for the entire amount of such Damages, including the Threshold; provided, however, that such limitation shall not apply in the case of fraud or with respect to a breach of any Fundamental GES Representation. The maximum aggregate amount for which GES shall be liable to the Company Group for all Damages for any matter described under this Section 7.2(a)(i) shall not exceed $18,000,000.00 (the “GES Cap”); provided, however, that such limitation shall not apply in the case of fraud or with respect to a breach of any Fundamental GES Representation. Except for Damages arising from third-party claims for Damages payable in cash, which shall be payable by GES solely in cash, GES shall have the option, in its sole discretion, to satisfy any indemnification obligation under this Section 7.2 by payment in cash or by the forfeiture of the number of GES Shares equal to (y) the amount of the indemnification obligation owed by GES, divided by (z) the Per Share Fair Market Value of the GES Shares at the time such indemnification obligation is owed to the Company.

(b) Notwithstanding any provision herein to the contrary, GES shall indemnify and hold harmless each of the members of the Company Group from and against any and all Damages (including reasonable costs of investigation) asserted against, suffered by, imposed upon or incurred by each of the members of the Company Group arising out of or based upon (i) the failure of the Rule 144A Offering to comply with the Securities Act and all applicable federal and state securities and blue sky Laws or (ii) any untrue statement or alleged untrue statement of material fact contained in the Company Offering Materials or in any amendment or supplement thereto or arising out of or based upon any omission or alleged omission to state therein material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Company or the Business furnished in writing by or on behalf of the Company expressly for use in connection with the Company Offering Materials.

7.3 Agreement to Indemnify by RAC. Subject to the terms and conditions of this Section 7.3, RAC shall indemnify, defend and hold harmless the Company Group from and against all Damages asserted against, suffered by, imposed upon or incurred by any member of the Company Group to the extent caused by, arising out of or resulting from (a) a breach of any representation or warranty of RAC contained herein, (b) a breach of any covenant or agreement of RAC contained herein or (c) the RAC Retained Liabilities. The indemnity provided for in this Section 7.3 is not limited to third-party claims against members of the Company Group. Except in the case of fraud, the indemnification provided in this Section 7.3 shall be the sole and exclusive remedy of the Company with respect to breaches of any representation or warranty of RAC contained herein. Notwithstanding the foregoing, RAC shall not be liable for Damages for any matter described under Section 7.3(a) unless the total of all Damages in respect of claims made under this Section 7.3(a) by the Company Group for indemnification from RAC shall exceed, in the aggregate, 5% of the Aggregate Value of the RAC Contributed Assets (the “RAC Threshold”) and then for the entire amount of the Damages, including the RAC Threshold; provided, however, that such limitation shall not apply in the case of fraud or with respect to a breach of any Fundamental RAC Representation. The maximum aggregate amount for which RAC shall be liable to the Company Group for all Damages for any matter described under this Section 7.3(a) shall not exceed 50% of the Aggregate Value of the RAC Contributed Assets (the “RAC Cap”); provided, however, that such limitation shall not apply in the case of fraud or with respect to a breach of any Fundamental RAC Representation. Any indemnification obligation of RAC under this Section 7.3 shall be satisfied in full by the forfeiture of the number of RAC Shares equal to (i) the amount of the indemnification obligation owed by RAC, divided by (ii) the Per Share Fair Market Value of the RAC Shares at the time such indemnification obligation is owed to the Company. The amounts of the RAC Threshold and the RAC Cap shall be definitively determined and set forth on Exhibit H at the Closing.

7.4 Per Share Fair Market Value. For the purpose of this Agreement, “Per Share Fair Market Value” shall be determined as follows:

(i) If the Company’s common stock is publicly traded at the date on which the Per Share Fair Market Value is to be determined, the Per Share Fair Market Value shall equal the average closing price for the Company’s common stock for the thirty (30) trading days immediately preceding the date on which Per Share Fair Market Value is to be determined.

(ii) If the Company’s common stock is not publicly traded on the date of such determination, the Per Share Fair Market Value shall be determined by an agreement between the Company and GES or RAC, as applicable (the “Indemnifying Party”), within fifteen (15) days after the date in question; provided, however, if the Company and the Indemnifying Party are unable to agree upon such valuation within such time period, the Per Share Fair Market Value shall be determined by an appraisal firm mutually selected by the

Company and the Indemnifying Party, which appraisal shall be binding on both the Company and the Indemnifying Party. In the event the Company and the Indemnifying Party are unable to agree on the selection of an appraisal firm within ten (10) days, then each party shall, within ten (10) days thereafter, select an appraisal firm to appraise the Per Share Fair Market Value of the common stock of the Company, and the two selected appraisers shall select a third appraiser. All three appraisers shall have experience in appraising businesses similar in type and nature to the Company for at least ten (10) years. Each appraisal firm so selected shall furnish the Company and the Indemnifying Party with a written appraisal within thirty (30) days of its selection, setting forth its determination of the Per Share Fair Market Value as of the date of the indemnification obligation is owed to the Company. Such appraisal shall assume that the operation of the Company’s assets shall be the highest and best use thereof, and the appraisal shall include value for any intangible assets of the Company, such as goodwill. The Per Share Fair Market Value shall be agreed upon by the three appraisers; provided, however, that if the three appraisers cannot agree upon such value, then the valuations of each of the three appraisers shall be submitted to the Company and the Indemnifying Party and the Per Share Fair Market Value shall be determined as follows:

(A) If any two or more of the appraisers are able to agree on the Per Share Fair Market Value, then such value shall be the Per Share Fair Market Value.

(B) If no two appraisers agree upon such value, then the Per Share Fair Market Value shall be determined in the following manner:

(1) If the highest value set by one appraiser is not more than one hundred ten percent (110%) of the next lower value set by another appraiser and the lowest value set by one appraiser is not less than ninety percent (90%) of the next higher value set by another appraiser, then the values set by the three appraisers shall be added together and divided by three, and the amount resulting shall represent the Per Share Fair Market Value.

(2) If the highest value set by one appraiser is more than one hundred ten percent (110%) of the next lower value set by another appraiser, then the highest value shall be reduced to an amount equal to said one hundred ten percent (110%) figure; and if the lowest value set by one appraiser is less than ninety percent (90%) of the next higher value set by another appraiser, then the lowest value shall be increased to an amount equal to said ninety percent (90%) figure. The three values, adjusted as provided above, shall be added together and divided by three, and the amount resulting shall represent the Per Share Fair Market Value.

7.5 Conditions of Indemnification by Each Contributor. The obligations and liabilities of each Contributor to indemnify the Company Group under Section 7.2 or 7.3, as applicable, resulting from the assertion of any Damages by third parties shall be subject to the following terms and conditions:

(a) The indemnified party will give the indemnifying party prompt notice of any such claim, and the indemnifying party will undertake the defense thereof by representatives of its own choosing reasonably satisfactory to the indemnified party, provided that failure to provide such notice will not relieve the indemnifying party of its obligations hereunder unless and to the extent it is actually prejudiced by such failure to receive such notice. If the indemnifying party, within twenty (20) days after notice of any such claim, fails to give notice of its intent to defend such claim, the indemnified party will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of the indemnifying party.

(b) Notwithstanding anything in this Section 7.5 to the contrary, (i) an indemnified party shall have the right, at its own cost and expense, to participate in the defense, compromise or settlement of such claim (except if there exists an actual or potential conflict of interest between the indemnified party and the indemnifying party, such participation, including the reasonable fees and expenses of one separate counsel, shall be at the expense of the indemnifying party), (ii) the indemnifying party shall not, without the written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, settle or compromise any claim or consent to the entry of any judgment (x) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a release from all liability in respect of such claim or (y) as a result of which injunctive or other equitable relief would be imposed against the indemnified party, and (iii) the indemnified party shall have the right to control the defense or settlement of that portion of any claim which seeks an order, injunction or other equitable relief against the indemnified party; provided, however, that in connection with the defense or settlement of the portion of such claim which seeks equitable relief, the indemnified party shall reasonably cooperate with the indemnifying party.

7.6 Survival of Representations by the Company.

(a) Except as set forth in Section 7.6(b), the representations and warranties made by the Company contained in Section 6 shall survive the Closing and shall continue for a one (1) year period following the Closing. The covenants and agreements of the Company contained in this Agreement shall survive until fully performed in accordance with their terms.

(b) The representations and warranties of the Company contained Section 6.1 (Qualification), Section 6.2 (Capitalization), Section 6.3 (Authority) and Section 6.4 (Valid Issuance of Shares) (collectively, the “Fundamental Company Representations”), and Section 6.6 (Consents) and Section 6.11 (Brokers) shall survive indefinitely.

7.7 Agreement to Indemnify by the Company.

(a) Subject to the terms and conditions of this Section 7.7, the Company shall indemnify, defend and hold harmless each of the Contributors and their respective successors and assigns, representatives and Affiliates, and each of their respective directors, officers, partners, members, managers, employees and agents (with respect to GES, the “GES Group”, and with respect to RAC, the “RAC Group”) from and against all Damages asserted against, suffered by, imposed upon or incurred by any member of the GES Group or the RAC Group to the extent caused by a breach of any covenant, agreement, representation or warranty of the Company contained herein. The indemnity provided for in this Section 7.7 is not limited to third-party claims against members of the GES Group or the RAC Group. Except in the case of fraud, the indemnification provided in this Section 7.7 shall be the sole and exclusive remedy of the Contributors with respect to breaches of any representation or warranty of the Company contained herein. Notwithstanding the foregoing, the Company shall not be liable for Damages hereunder unless the total of all Damages in respect of claims made by the GES Group or the RAC Group for indemnification by the Company shall exceed, in the aggregate, 5% of the aggregate value contributed to the Company by GES and RAC (the “Company Threshold”), and then for the entire amount of the Damages, including the Company Threshold; provided, however, that such limitation shall not apply in the case of fraud, with respect to a breach of any Fundamental Company Representation or with respect to any covenant or agreement of the Company pertaining to Taxes. The maximum aggregate amount for which the Company shall be liable to the Contributors for all Damages hereunder shall not exceed 50% of the aggregate value contributed to the Company by GES and RAC (the “Company Cap”); provided, however, that such limitation shall not apply in the case of fraud, with respect to a breach of any Fundamental Company Representation or with respect to any covenant or agreement of the Company pertaining to Taxes. The amounts of the Company Threshold and the Company Cap shall be definitively determined and set forth on Exhibit I at the Closing.

(b) Notwithstanding any provision herein to the contrary, the Company shall indemnify and hold harmless each of the members of each of the GES Group and the RAC Group from and against any and all Damages (including reasonable costs of investigation) asserted against, suffered by, imposed upon or incurred by the members of each of the GES Group and the RAC Group arising out of or based upon (i) the failure of the Rule 144A Offering to comply with the Securities Act and all applicable federal and state securities and blue sky Laws or (ii) any untrue statement or alleged untrue statement of material fact contained in the Company Offering Materials or in any amendment or supplement thereto or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Damages arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Company, the Business, the GES Group or the RAC Group furnished in writing by or on behalf of either the GES Group or the RAC Group expressly for use in connection with the Company Offering Materials.

7.8 Conditions of Indemnification by the Company. The obligations and liabilities of the Company to indemnify the GES Group and the RAC Group under Section 7.7 resulting from the assertion of any Damages by third parties shall be subject to the following terms and conditions:

(a) The indemnified party will give the indemnifying party prompt notice of any such claim, and the indemnifying party will undertake the defense thereof by representatives of its own choosing reasonably satisfactory to the indemnified party, provided that failure to provide such notice will not relieve the indemnifying party of its obligations hereunder unless and to the extent it is actually prejudiced by such failure to receive such notice. If the indemnifying party, within twenty (20) days after notice of any such claim, fails to give notice of its intent to defend such claim, the indemnified party will (upon further notice to the indemnifying party) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of indemnifying party.

(b) Notwithstanding anything in this Section 7.8 to the contrary, (i) an indemnified party shall have the right, at its own cost and expense, to participate in the defense, compromise or settlement of such claim (except if there exists an actual or potential conflict of interest between the indemnified party and the indemnifying party, such participation, including the reasonable fees and expenses of one separate counsel, shall be at the expense of the indemnifying party), (ii) the indemnifying party shall not, without the written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, settle or compromise any claim or consent to the entry of any judgment (x) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a release from all liability in respect of such claim or (y) as a result of which injunctive or other equitable relief would be imposed against the indemnified party, and (iii) the indemnified party shall have the right to control the defense or settlement of that portion of any claim which seeks an order, injunction or other equitable relief against the indemnified party; provided, however, that in connection with the defense or settlement of the portion of such claim which seeks equitable relief, the indemnified party shall reasonably cooperate with the indemnifying party.

8. EMPLOYEES AND CONTRACTORS.

8.1 Employees to be Hired by the Company.

(a) The Company shall offer employment to all of the Transferred Employees at the same base salary and will allow such individuals to participate in the employee benefit plans and programs of the Company, which plans and programs are or will be substantially comparable to those provided to such individuals by GES immediately prior to Closing. The Company shall employ all of the Transferred Employees for at least ninety (90) days following the Closing Date, other than any Transferred Employee terminated by the Company for cause, and shall bear sole responsibility for any severance payments, if any, owed to any Transferred Employee terminated by the Company. The Company shall credit all Transferred Employees for any and all past services to GES or its predecessors for all purposes under the Company’s employee benefit plans, policies, programs and compensation arrangements. The Company will provide Transferred Employees credit for deductibles under the Company’s group health plan to the extent such deductibles are paid under the GES health plan. GES shall terminate the employment of all Transferred Employees effective as of the Closing. The Company shall permit the Transferred Employees to rollover their respective assets (including any plan loans) held under the 401(k) Plan into the Company’s (or one of its Affiliate’s) 401(k) plan.

(b) GES shall retain responsibility and all liability for any health care continuation coverage or notice requirement under Section 4980B of the Code and Part G of Subtitle B of Title 1 of ERISA (“COBRA”) and similar state law arising on or before the Closing Date with respect to any Transferred Employee. The Company shall be responsible for COBRA and similar state law continuation coverage or notice requirements arising after the Closing with respect to any employee of the Company who was a Transferred Employee.

(c) As of the Closing, GES shall pay all amounts due and payable to any Transferred Employees as of the Closing, except with respect to the GES Assumed Liabilities.

(d) The provisions of this Section 8.1 are a covenant between GES and the Company and shall not, in any manner, create any contractual right or rights of employment for any Transferred Employee.

(e) With respect to employment Tax matters (i) the Company shall not assume GES’s obligation to prepare, file and furnish IRS Form W-2s with respect to the Transferred Employees for the year including the Closing Date; (ii) GES and the Company shall utilize the “standard procedure” with respect to each Transferred Employee pursuant to Revenue Procedure 2004-53, 34 I.R.B 320; and (iii) GES and the Company shall work in good faith to adopt similar procedures under applicable wage payment, reporting and withholding Laws for all Transferred Employees in all appropriate jurisdictions.

(f) Notwithstanding any provision in this Section 8.1 to the contrary, in the event that the Closing occurs on or prior to December 31, 2011, GES and the Company agree that the Transferred Employees that have accepted an offer of employment from the Company will not become employees of the Company until January 31, 2012, and during the period between the Closing and such date of employment, GES and the Company shall enter into a reasonable and customary secondment arrangement or agreement with terms acceptable to both GES and the Company, providing that GES will make the Transferred Employees that have accepted an offer of employment from the Company available to the Company at the Company’s sole cost and expense.

8.2 Contractors to be Engaged by the Company. On the Closing Date, the Company shall offer engagement to all of the Transferred Contractors at the same rate paid to such Transferred Contractors by GES immediately prior to Closing. GES shall terminate the engagement of all Transferred Contractors effective as of the Closing.

8.3 Workers’ Compensation; Medical Claims and Other Benefits.

(a) GES shall remain solely responsible for any liability arising from workers’ compensation claims, both medical and disability, for Transferred Employees which are based on injuries occurring prior to the Closing regardless of when such claims are filed. The Company shall be solely responsible for such claims of Transferred Employees based on injuries occurring after the Closing.

(b) Except as otherwise provided herein, GES shall remain solely responsible for all benefits payable under the Benefit Plans, including the satisfaction of all claims for medical, dental, life insurance, health, accident, disability or other benefits brought by or in respect of Transferred Employees under a Benefit Plan that relate to events or injuries incurred prior to the Closing regardless of when such claim is filed.

9. COVENANTS.

9.1 Government Filings. The Company and each Contributor covenant and agree with each other to (i) promptly file, or cause to be promptly filed, with any Governmental Authorities all such notices, applications or other documents as may be necessary to consummate the transactions contemplated hereby and (ii) thereafter diligently pursue all consents or approvals from any such Governmental Authorities as may be necessary to consummate the transactions contemplated hereby.

9.2 Maintenance of Business and Notice of Changes.

(a) For the period commencing on the date hereof and expiring on the Closing Date (the “Pre-Closing Period”), each Contributor shall (i) conduct and carry on their respective businesses only in the ordinary course of business (ii) use their best efforts to maintain, preserve and protect the goodwill, rights, properties and assets of their respective businesses; (iii) consult with the other parties to this Agreement regarding all significant developments, transactions and proposals relating to its business or operations; (iv) refrain from doing any act or omitting to do any act, or permitting any act or omission to act, which will cause a breach of the representation and warranties made by such party under this Agreement; (v) duly comply with all Laws applicable to their respective businesses and, in the case of each Contributor, the Contributed Assets or as may be required for the valid and effective transfer and assignment of the Contributed Assets; and (vi) promptly notify the other parties hereto of any other occurrence, event, incident, action, failure to act, or transaction with respect to the Contributed Assets outside the ordinary course of business;.

(b) GES shall give the Company prompt notice of any GES Material Adverse Effect that may occur with regard to GES during the Pre-Closing Period.

(c) GES shall give the Company prompt notice of any damage, destruction, or loss (whether or not covered by insurance) to any of the Contributed Assets.

(d) RAC shall give the Company prompt notice of any RAC Material Adverse Effect that may occur with regard to RAC during the Pre-Closing Period.

(e) The Company shall give the Contributors prompt notice of any Company Material Adverse Effect that may occur during the Pre-Closing Period.

9.3 Pending Closing.

(a) Without limiting the generality of Section 9.2(a), during the Pre-Closing Period, neither Contributor shall, without the prior written consent of the Company:

(i) sell, lease, mortgage, pledge, transfer, assign or otherwise dispose or encumber any of the Contributed Assets, or suffer or permit the creation of any Lien upon any of the Contributed Assets;

(ii) change, amend, terminate or otherwise modify the Rig Contract, other than in the ordinary course of business;

(iii) enter into any contract (or series of related contracts) related to the Contributed Assets;

(iv) terminate any contract related to the Contributed Assets outside the ordinary course of business;

(v) delay or postpone the payment of accounts payable or other liabilities with respect to the Contributed Assets outside the ordinary course of business;

(vi) cancel, compromise, waive or release any action, claim, demand or proceeding related to the Contributed Assets outside the ordinary course of business;

(vii) enter into any contracts or grant any rights under or with respect to any Intellectual Property;

(viii) make or authorize a change in its certificate of formation, limited liability company agreement or other organizational documents;

(ix) enter into any employment, collective bargaining, or similar contract or agreement with any of the Transferred Employees or modify the terms of any such existing contract or agreement with any of the Transferred Employees;

(x) commit to pay any bonus or grant any increase in the base compensation or made any other changes in employment terms to any of the Transferred Employees outside of the ordinary course of business;

(xi) adopt, amend, modify or terminate any Benefit Plan including any bonus, profit sharing, incentive, severance, or similar contract or agreement for the benefit of any of the Transferred Employees;

(xii) terminate any Transferred Employee other than for cause;

(xiii) make any distribution or dividend of the Contributed Assets or any portion thereof with respect to its equity interests (whether in cash or in kind);

(xiv) agree to do any of the items prohibited by this Section 9.3(a).

(b) Without limiting the generality of Section 9.2(a), during the Pre-Closing Period, RAC shall continue to fund all of its obligations under the Rig Contract.

(c) Without limiting the generality of Section 9.2(a), during the Pre-Closing Period, the Company shall not issue any equity interests, or any options, warrants or rights to any equity interests.

9.4 Insurance.

(a) During the Pre-Closing Period, GES shall maintain in full force and effect with respect to their respective businesses, policies of insurance of the same type, character and coverage as the policies currently carried and described in Section 4.13 of the GES Disclosure Schedules.

(b) On or before the Closing, the Company shall cause insurance policies of the type and with the coverage limits that are substantially comparable to the insurance policies currently carried by GES to insure the GES Contributed Assets to be in full force and effect as of the Closing Date.

9.5 Title and Survey.

(a) GES has delivered to the Company a preliminary title commitment (the “Title Commitment”), sufficient for the issuance of a TLTA Owner Policy of Title Insurance with respect to the Real Estate in the amount of $3,900,000.00 (the “Title Policy”), issued by American Title Company of Houston, 2000 Bering Drive, Suite 1000, Houston, Texas 77057 (the “Title Company”) as agent for First American Title Insurance Company (the “Title Underwriter”), together with true, correct and legible copies of all instruments referred to therein as conditions or exceptions to title. The Company will have ten (10) days after receipt of the last of the Title Commitment, legible copies of documents evidencing title exceptions, and the Updated Survey (defined below) to object in writing to matters disclosed in the Title Commitment other than the standard printed exceptions contained in the promulgated form of the Title Commitment. The Company’s failure to object under this paragraph within the time allowed will constitute a waiver of the Company’s right to object, except that the requirements in Schedule C of the Title Commitment will not be deemed to have been waived. If objections hereunder are made by the Company within the time allowed, GES shall notify the Company within five (5) days of receipt of such objections as to whether GES intends to cure such objections, in which event GES shall have ten (10) days after the date of such notice to the Company to cure such objections. If GES has not notified the Company within five (5) days of receipt of the Company’s objections under this paragraph of its intent to cure such objections or if GES elects not to cure all of such objections, the Company shall have only the right, by giving notice thereof to GES within ten (10) days of the expiration of GES’s reply period or receipt of GES’s election not to cure the Company’s objections, (a) to terminate this Agreement, or (b) to waive such objections under this paragraph and proceed to Closing. In the event the Company does not give such election notice within said ten (10) days period, the Company shall be deemed to have elected option (b) above. Should GES elect to cure the Company’s objections and fail to do so within the time allowed hereunder, the Company may elect to extend the Closing Date as necessary to allow GES to cure such objections, or to terminate this Agreement, or to waive such objections and proceed to Closing under the provisions as stated herein. Those exceptions that appear in the Title Commitment and conditions shown on the Updated Survey (defined below), in each case as accepted by the Company pursuant to the terms of Section 9.5, shall constitute the “Permitted Exceptions”; provided, however, that the term “Permitted Exceptions” shall not include any Liens or title defects that GES is obligated to cure hereunder or agrees to cure before the Closing.

(b) GES has delivered to the Company a Texas Society of Professional Surveyors Category 1A, Condition II, as-built survey for the Real Estate (“Original Survey”). The Company may, at the Company’s sole discretion and expense, have prepared by a Texas registered land surveyor, and deliver to GES, not later than thirty (30) days after the Effective Date, an updated survey of the Real Estate (“Updated Survey”) and metes and bounds field note description thereof, properly certified to the Company and the Title Company. The Original Survey and the Updated Survey (collectively, the “Surveys”), shall: (i) identify the Real Estate by metes and bounds or platted lot description; (ii) show that such Survey was made and staked on the ground with corners permanently marked; (iii) set forth the dimensions and total area of the Real Estate; (iv) show the location of all Improvements, highways, streets, roads, railroads, rivers, creeks, or other waterways, fences, easements, and rights of way on the Real Estate with all easements and rights of way referenced to their recording information; and (v) show any discrepancies or conflicts in boundaries, any visible encroachments, and any portion of the Real Estate lying within the 100-year floodplain as shown on the current Federal Emergency Management Agency map. The Company may within fifteen (15) days after its receipt of each Survey object in writing to any matter that constitutes a defect or encumbrance to title on such Survey or if such Survey shows any part of the Real Estate to lie in a 100-year floodplain area. The Company’s failure to object under this paragraph within the time allowed will constitute a waiver of the Company’s right to object, except that the requirements in Schedule C of the Title Commitment will not be deemed to have been waived. The Company’s failure to make an objection with regard to the Original Survey shall constitute a waiver of the Company’s right to make the same objection to the Updated Survey. If objections hereunder are made by the Company within the time allowed, such objections shall be dealt with in accordance with the provisions of Section 9.5(a). The legal description used in the Updated Survey and approved by the Company and GES shall be utilized in the Deed and other documents and schedules related to this Agreement, including Schedule 2.1(e) of the GES Disclosure Schedules (which schedule shall, notwithstanding Section 4.23, be updated with such description from the Updated Survey that is so approved).

(c) At the Closing, the Company shall, at the Company’s sole cost and expense, obtain the Title Policy with respect to the Real Estate. The Title Policy shall show fee simple title to the Real Estate vested in the Company, subject only to: (a) current real estate Taxes not yet due and payable, the liability for which is apportioned pursuant to Section 9.9; and (b) the Permitted Exceptions.

9.6 Offering Materials.

(a) The Company shall promptly provide to GES, when available, copies of all materials and documents related to and prepared in connection with the Rule 144A Offering and any other sale of interests in the Company before the Closing Date, including, without limitation, any and all organizational documents of the Company (the “Company Offering Materials”). The Closing shall be subject to the review and approval of the Company Offering Materials by GES, which approval shall not be unreasonably withheld or delayed.

(b) RAC shall promptly provide to GES, when available, copies of all materials and documents related to and prepared in connection with the sale of any of its equity interests, including, without limitation, any and all organizational documents of RAC (the “RAC Offering Materials”). The Closing shall be subject to the review and approval of the RAC Offering Materials by GES and the Company, which approval shall not be unreasonably withheld or delayed.

9.7 Commercially Reasonable Efforts to Close.

(a) Subject to the terms and conditions hereof, each party hereto covenants and agrees to use all commercially reasonable efforts to consummate the transactions contemplated hereby and will fully cooperate with the other parties hereto for such purpose.

(b) The Company and each Contributor agrees to immediately notify the other parties to the Agreement of any event, fact or circumstance of which such party becomes aware that could reasonably be expected to result in the failure of a condition set forth in Sections 10 or 11 to be satisfied and, if such condition is curable, to allow such party a reasonable opportunity to satisfy such condition.

9.8 Confidentiality of Materials.

(a) The parties hereto agree with respect to all technical, commercial and other information that is furnished or disclosed by any other party hereto, including information regarding such party’s (and its subsidiaries’ and Affiliates’) organization, personnel, business activities, customers, policies, assets, finances, costs, sales, revenues, technology, rights, obligations, liabilities and strategies (“Information”), that, unless and until the transaction contemplated by this Agreement shall have been consummated, (a) such Information is confidential and/or proprietary to the furnishing/disclosing party and entitled to and shall receive treatment as such by the receiving party; (b) the receiving party will hold in confidence and not disclose nor use (except in respect of the transactions contemplated by this Agreement) any such Information, treating such Information with the same degree of care and confidentiality as it accords its own confidential and proprietary Information; provided, however, that the receiving party shall not have any restrictive obligation with respect to any Information which (i) is available to the general public, (ii) is or becomes publicly known through no wrongful act or omission of the receiving party or any third party that the receiving party knows, after reasonable inquiry, has a duty of confidentiality to such disclosing party with respect to such information, or (iii) is known by the receiving party without any proprietary restrictions by the furnishing/disclosing party at the time of receipt of such Information; and (c) all such Information furnished to a party hereto by any other party hereto, unless otherwise specified in writing, shall remain the property of the furnishing/disclosing party and, in the event this Agreement is terminated, shall be returned to it, together with any and all copies made thereof, upon request for such return by it (except for documents submitted to a Governmental Authority with the consent of the furnishing/disclosing party or upon subpoena and which cannot be retrieved with reasonable effort) and in the case of (x) oral information furnished to any party by the other which shall have been reduced to writing by the receiving party and (y) all internal documents of any party describing, analyzing or otherwise containing Information furnished by the other party, all such writings and documents shall be destroyed, upon request, in the event this Agreement is terminated, and each party shall confirm in writing to the other compliance with any such request.

(b) Each party hereto acknowledges that the remedy at law for any breach by either party of its obligations under this Section 9.8 is inadequate and that the other parties shall be entitled to equitable remedies, including an injunction, in the event of breach by such party.

(c) Reference is hereby made to that certain Non-Disclosure Agreement dated October 14, 2011 by and between GES and the Company, as successor-in-interest to Independence Contract Drilling, LLC (the “Non-Disclosure Agreement”). In the event of a conflict between the provisions of this Agreement and the Non-Disclosure Agreement, the terms of the Non-Disclosure Agreement shall govern.

9.9 Non-Solicitation.

(a) During the period beginning on the Closing Date and ending on the three (3) year anniversary of the Closing Date (the “Restricted Period”), none of GES, SWOP and WSS (each, a “GES Company”), and collectively, the “GES Companies”), shall (and each shall cause its Affiliates not to) directly, or indirectly through another Person, (i) induce or attempt to induce any employee of the Company (or any of its Affiliates) to leave his or her employment, or in any way interfere with the relationship between the Company (or any of its Affiliates) and any such employee, (ii) hire any person who was an employee of the Company (or any of its Affiliates) at any time during the six-month period immediately prior to the date on which such hiring would take place, or (iii) call on, solicit or service any customer, charterer, lessor, vendor, licensee, licensor or other business relation of the Company in order to induce or attempt to induce such Person to cease doing or decrease their business with the Company or its Affiliates, or in any way interfere with the relationship between any such customer, charterer, lessor, vendor, licensee, licensor or other business relation of the Company or its Affiliates (including making any negative statements or communications about the Company or its Affiliates). Notwithstanding the foregoing, the restrictions set forth in this Section 9.9(c) shall not apply to the employees of any shareholders of the Company and shall not prohibit (Y) the employment of employees of the Company who solicit any of the GES Companies for employment or (Z) the solicitation of employees through general advertising (e.g., newspaper or internet), or the hiring of employees responding to such general advertising. Furthermore, for the avoidance of doubt, nothing in this Section 9.9 (c) shall prohibit any of the GES Companies from doing business with any vendors of the Company in the normal course of business.

(b) During the Restricted Period, the Company shall not (and shall cause its Affiliates not to) directly, or indirectly through another Person, (i) induce or attempt to induce any employee of the GES Companies (or any of their Affiliates) to leave his or her employment, or in any way interfere with the relationship between the GES Companies (or any of their Affiliates) and any such employee, (ii) hire any person who was an employee of the GES

Companies (or any of their Affiliates) at any time during the six-month period immediately prior to the date on which such hiring would take place, or (iii) with respect to the GES Affiliate Businesses, call on, solicit or service any customer, charterer, lessor, vendor, licensee, licensor or other business relation of the GES Companies in order to induce or attempt to induce such Person to cease doing or decrease their business with the GES Companies or their Affiliates, or in any way interfere with the relationship between any such customer, charterer, lessor, vendor, licensee, licensor or other business relation of the GES Companies or their Affiliates (including making any negative statements or communications about the GES Companies or their Affiliates). Notwithstanding the foregoing, the restrictions set forth in this Section 9.9(b) shall not apply to (A) the employees of any members of IDM Group, Ltd., the ultimate parent of the GES Companies or (B) the Transferred Employees, and shall not prohibit (Y) the employment of employees of the GES Companies who solicit the Company for employment or (Z) the solicitation of employees through general advertising (e.g., newspaper or internet), or the hiring of employees responding to such general advertising. Furthermore, for the avoidance of doubt, nothing in this Section 9.9 (b) shall prohibit the Company from doing business with any vendors of the GES Companies in the normal course of business.

(c) If, at the time of enforcement of any of the provisions of this Section 9.9, a court determines that the restrictions stated herein are unreasonable under the circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under the circumstances shall be substituted for the stated period, scope or area. The parties further agree that such court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope or geographical area permitted by Law.

(d) Notwithstanding anything to the contrary contained herein, the restricted periods set forth in Section 9.9(a) or (b), respectively, shall be extended with respect to any breaching party for a period equal to any time period that such breaching party is in violation of Section 9.9(a) or (b), respectively.

(e) If either GES or the Company, or any of their respective Affiliates breaches, or threatens to commit a breach of, any of the provisions of Section 9.8 or this Section 9.9 (the “Restrictive Covenants”), the non-breaching party shall have the right and remedy (i) to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to such party and that money damages would not provide an adequate remedy to the non-breaching party; and (ii) to require the breaching party to account for and pay over to the non-breaching party any profits, monies, accruals, increments or other benefits derived or received by the breaching party as the result of any transactions constituting a breach of the Restrictive Covenants. Each of the rights and remedies set forth herein shall be independent of the others, severally enforceable, and in addition to, and not in lieu of, any other rights and remedies available to the non-breaching party at law or in equity.

(f) Notwithstanding any provision in this Agreement to the contrary, the Restrictive Covenants shall not apply to Lime Rock Management, L.P. and its Affiliates or 4D Global Energy Advisors S.A.S. and its Affiliates.

9.10 Tax Matters.

(a) GES Transfer Taxes. GES shall pay and be responsible for any Transfer Taxes imposed on, or resulting from, the transfer of any of the GES Contributed Assets (collectively, “GES Transfer Taxes”). GES, RAC, and the Company agree to use their commercially reasonable efforts to mitigate, reduce or eliminate any GES Transfer Taxes, and to obtain any certificate or other document from any Tax authority or any other Person as may be necessary to mitigate, reduce or eliminate any GES Transfer Taxes. GES at its own expense shall file, or cause to be filed, all necessary Tax Returns and other documentation with respect to any GES Transfer Taxes. GES, RAC, and the Company shall each cooperate with one another in the preparation of any necessary Tax Returns and other related documentation with respect to GES Transfer Taxes (including any exemption certificates and forms as each may request to establish an exemption from (or otherwise reduce) or make a report with respect to GES Transfer Taxes).

(b) RAC Transfer Taxes. The Company shall pay and be responsible for any Transfer Taxes imposed on, or resulting from, the transfer of any of the RAC Contributed Assets (collectively, “RAC Transfer Taxes”). GES, RAC, and the Company agree to use their commercially reasonable efforts to mitigate, reduce or eliminate any RAC Transfer Taxes, and to obtain any certificate or other document from any Tax authority or any other Person as may be necessary to mitigate, reduce or eliminate any RAC Transfer Taxes. The Company at its own expense shall file, or cause to be filed, all necessary Tax Returns and other documentation with respect to any RAC Transfer Taxes. GES, RAC, and the Company shall each cooperate with one another in the preparation of any necessary Tax Returns and other related documentation with respect to RAC Transfer Taxes (including any exemption certificates and forms as each may request to establish an exemption from (or otherwise reduce) or make a report with respect to RAC Transfer Taxes).

(c) Property Taxes on GES Contributed Assets. With respect to any Property Taxes, including payments in-lieu-of Property Taxes, assessed on any of the GES Contributed Assets for a Straddle Period, the liability for such Property Taxes shall be prorated on a daily basis between GES and the Company as of the Closing Date, (i) with GES being liable for the portion of such Property Taxes equal to the product of (1) the amount of such Property Taxes for the entirety of the Straddle Period, multiplied by (2) a fraction, the numerator of which is the number of days in the Straddle Period ending on and including the Closing Date and the denominator of which is the total number of days in the Straddle Period, and (ii) with the Company being liable for the remainder of such Property Taxes. Prior to the Closing Date, GES and the Company shall jointly, in good faith, estimate the amount of Property Taxes for which GES is liable with regard to Straddle Periods pursuant to this Section 9.10(c) (the “Estimated Property Taxes”), and GES shall make a cash payment at the Closing to the Company for the amount of the Estimated Property Taxes. If the Property Taxes for a Straddle Period cannot be reasonably determined prior to the Closing because the applicable Tax rate or assessment with respect to the applicable Assets is not fixed for such Straddle Period, the amount of Estimated Property Taxes shall be determined based upon the amount of the applicable Property Taxes for the preceding Tax year; provided, that GES and the Company shall recalculate and reprorate said Property Taxes and payments and make the necessary adjustments and payments promptly upon the issuance, and on the basis, of the actual Property Tax bills received for such Straddle Period.

(d) Property Taxes on RAC Contributed Assets. With respect to any Property Taxes, including payments in-lieu-of Property Taxes, assessed on any of the RAC Contributed Assets for a Straddle Period, the liability for such Property Taxes shall be the responsibility of the Company.

(e) Tax Cooperation. The Company and each Contributor shall, with respect to the matters contemplated in this Agreement, (i) each assist the other parties as may reasonably be requested by the other in the preparation and timely filing of any Tax Return (including any claim for a Tax refund); (ii) each assist the other as may reasonably be requested by the other in connection with any proceeding with respect to Taxes or Tax Returns; (iii) each retain and make available to the other any information, records, or other documents relating to any Taxes or Tax Returns as may reasonably be requested by the other; (iv) each provide the other with any information as may reasonably be requested by the other in order to allow them to comply with any information reporting or withholding requirements contained in the Code or other applicable Laws; and (v) each provide the other with such certificates or forms, and timely execute any Tax Return, that are reasonably necessary or appropriate to establish an exemption from (or reduction in) any GES Transfer Tax or RAC Transfer Tax. In addition, the Company and the Contributors each will retain until the applicable statutes of limitations (including any extensions) have expired copies of all Tax Returns (including supporting work schedules, and other records or information that may be relevant to such Tax Returns) and other Tax records relating to the Contributed Assets and the Business in its possession and will not destroy or otherwise dispose of any such Tax Returns or records without first providing the other with a reasonable opportunity to review and copy or retain the same.

(f) Tax Treatment. For U.S. federal income tax purposes (and state, local, and foreign Tax purposes where applicable), GES, RAC, and the Company intend for the GES Contribution, the RAC Contribution, and the Rule 144A Offering to be treated as a single integrated transaction that qualifies as a transaction described in Section 351 of the Code. Each of GES, RAC, and the Company shall report and file (and shall cause its Affiliates to report and file) its respective U.S. federal income tax returns (and state, local, and foreign Tax Returns where applicable) in all respects and for all purposes consistent with such intent and treatment. Except as otherwise required by applicable Law, neither GES, RAC, nor the Company shall take any position, or allow its respective Affiliates to take any position, whether in any applicable Tax Return, audit, examination, claim, adjustment, litigation or other proceeding with respect to U.S. federal income tax (and state, local, or foreign Tax purposes where applicable), which is inconsistent with such intent and treatment.

(g) Tax Definitions. For purposes of this Agreement, the following terms shall have the indicated meanings:

(i) “Property Taxes” means any real property, personal property, ad valorem and other similar Tax.

(ii) “Straddle Period” means a Tax period that begins on or before and ends after the Closing Date.

(iii) “Tax” or “Taxes” means (i) any and all U.S. federal, state, local or foreign taxes or levies of any kind and any and all other like assessments, customs, duties, imposts, charges or fees, including income, gross receipts, license, payroll, parking, excise, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, employment, unemployment, wage, production, disability, occupation, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, transaction, capital, capital gains, net worth, stamp, documentary, recapture, business license, business organization, lease or other taxes or other charges imposed by or on behalf of or payable to any Tax authority, together with any interest, fines, penalties, assessments, or additions resulting from, attributable to, or incurred in connection with any of the foregoing (whether or not disputed), (ii) any liability for the payment of any amounts of the type described in clause (i) of this definition as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group for any Tax period, including pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision under state, local or foreign Law), and (iii) liability for the payment of any amounts of the type described in clause (i) or (ii) of this definition as a result of being a transferee of or successor to any Person or as a result of any express or implied obligation to assume such Taxes or to indemnify any other Person.

(iv) “Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes (solely as contemplated in clause “(i)” of the definition of Tax or Taxes), including any schedule or attachment thereto, and including any amendment thereof.

(v) “Transfer Taxes” means any and all transfer, sales, use, purchase, value added, excise, real property, personal property, intangible stamp, or similar Taxes (solely as contemplated in clause “(i)” of the definition of Tax or Taxes).

(vi) “Treasury Regulations” means the regulations promulgated by the United States Treasury Department under the Code.

9.11 Financial Statements. Prior to the Closing, GES will deliver to the Company correct and complete copies of (i) the audited carve-out balance sheets related to the Business as of December 31, 2009 and as of December 31, 2010 and the related audited carve-out statements of income, stockholders’ equity and cash flows for each of the years then ended, (ii) the reviewed carve-out balance sheet related to the Business as of September 30, 2011 and the related reviewed carve-out statements of income, stockholders’ equity and cash flows for the nine months ended September 30, 2011, together with the report with respect to each of the items in subclauses (i) and (ii) hereof thereon of Calvetti, Ferguson & Wagner, P.C., as GES’s independent certified public accountants (the “Carve-Out Financial Statements”). The Carve-

Out Financial Statements will be prepared in accordance with U.S. generally accepted accounting principles as in effect from time to time (“GAAP”), consistently applied and will present fairly the financial position and results of operations of the Business at the dates and for the periods indicated therein.

9.12 Post-Closing Access to Books and Records.

(a) After the Closing, upon the written request of the Company, GES shall provide to the Company, during normal business hours, access to the books and records, files, papers and documents of GES that are related to the Business. To the extent that the Company requires copies of such books and records, files, papers and documents, GES shall provide the Company with such copies at the Company’s sole expense.

(b) After the Closing, upon the written request of GES, the Company shall provide to GES, during normal business hours, access to the books and records, files, papers and documents of the Company that are related to the Business. To the extent that GES requires copies of such books and records, files, papers and documents, the Company shall provide GES with such copies at GES’s sole expense.

(c) The covenants set forth in this Section 9.12 shall survive the Closing indefinitely

9.13 Cooperation. From time to time from and after the Closing Date, each of the Contributors will use commercially reasonable efforts, upon the Company’s request, to (i) provide access to financial data and information of the Business, to the extent and in the form it is available to either of the Contributors, and access to each of the Contributor’s personnel and outside accountants, as necessary for the Company or any representative of the Company to prepare any financial statements or other disclosures pursuant to reporting requirements of applicable U.S. federal securities laws, and (ii) cooperate, and use commercially reasonable efforts to cause each of the Contributor’s personnel and outside accountants to cooperate, in a customary and reasonable manner with underwriter due diligence in connection with an initial public offering of securities of the Company or any affiliate of the Company, including furnishing financial information of the type required by Regulation S-X, as promulgated by the U.S. Securities and Exchange Commission, or other applicable U.S. federal securities laws. The Company shall, or shall cause its affiliates to, promptly, upon request by or on behalf of the Contributors, reimburse the Contributors for all reasonably documented payments to third parties (including reasonable attorneys’ and accountants’ fees) incurred by the Contributors in connection with the cooperation of the Contributors contemplated by this Section 9.13.

9.14 Title to Contributed Assets.

(a) At the Closing, GES shall contribute, assign, convey, transfer and deliver to the Company good, complete and marketable title to all of the GES Contributed Assets free and clear of any Liens of any kind or nature whatsoever, other than Permitted Liens.

(b) At the Closing, RAC shall contribute, assign, convey, transfer and deliver to the Company good, complete and marketable title to all of the RAC Contributed Assets free and clear of any Liens of any kind or nature whatsoever.

10. CONDITIONS TO CLOSING APPLICABLE TO THE COMPANY.

The obligations of the Company hereunder (including the obligation of the Company to close the transactions herein contemplated) are subject to the following conditions precedent:

10.1 Rule 144A Offering. The transactions contemplated by the Rule 144A Offering, with at least $100,000,000 in capital raised through such Rule 144A Offering, shall close simultaneously with the transactions contemplated by this Agreement.

10.2 No Termination. Neither the Company nor either Contributor shall have terminated this Agreement pursuant to Section 12.1.

10.3 Bring-Down of Contributor Warranties, Representations and Covenants. All warranties and representations made by the Contributors herein and in any other document or certificate delivered by either Contributor pursuant hereto to the Company shall be correct and complete in all material respects on and as of the Closing Date (except for the representations and warranties made by GES in Section 4.17 and RAC in Section 5.7, which shall be correct and complete in all respects), and all representations and warranties made by the Contributors herein and in any other document or certificate delivered by either Contributor pursuant hereto to the Company that are qualified by materiality or GES Material Adverse Effect or RAC Material Adverse Effect shall be correct and complete in all respects, in each case, with the same effect as if such warranties and representations had been made on and as of the Closing Date, and the Contributors shall have performed and complied with in all material respects all agreements and covenants on its part required to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date.

10.4 No GES Material Adverse Effect or RAC Material Adverse Effect. Since the Effective Date, there shall have been no material damage, destruction or loss to, or GES Material Adverse Effect or RAC Material Adverse Effect on or to the Contributed Assets.

10.5 Pending Actions. No proceeding by any Governmental Authority and no proceeding by any other Person shall be pending on the Closing Date that challenges, or might result in a challenge to, this Agreement or any transactions contemplated hereby, or which claims, or might give rise to a claim for, damages against the Company in a material amount as a result of the consummation of this Agreement.

10.6 Required Governmental Approvals. The Company shall have received evidence reasonably satisfactory to it of the receipt of all consents, approvals and authorizations of any Governmental Authority required on the part of each Contributor in connection with the performance by such Contributor of its respective obligations under this Agreement and the consummation of the transactions contemplated hereby, and each Contributor shall have complied with any applicable provisions of Law requiring any notification, declaration, filing, registration and/or qualification with any Governmental Authority in connection with such performance and consummation.

10.7 Title to Contributed Assets.

(a) GES shall have the ability to contribute, assign, convey, transfer and deliver to the Company good, complete and marketable title to all of the GES Contributed Assets free and clear of any Liens of any kind or nature whatsoever, other than Permitted Liens.

(b) RAC shall have the ability to contribute, assign, convey, transfer and deliver to the Company good, complete and marketable title to all of the RAC Contributed Assets free and clear of any Liens of any kind or nature whatsoever.

10.8 All Necessary Documents. All proceedings to be taken in connection with the consummation of the transactions contemplated by this Agreement and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company and the Company shall have received copies of such documents as the Company may reasonably request in connection therewith, including those documents to be delivered pursuant to Sections 3.2 and 3.3.

The Company shall have the right to waive any of the foregoing conditions precedent, which waiver, if any, shall be in writing and signed by the Company.

11. CONDITIONS TO CLOSING APPLICABLE TO THE CONTRIBUTORS.

The obligations of each Contributor hereunder (including the obligation of each Contributor to close the transactions herein contemplated) are subject to the following conditions precedent:

11.1 Rule 144A Offering. The transactions contemplated by the Rule 144A Offering, with at least $100,000,000 in capital raised through such Rule 144A Offering, shall close simultaneously with the transactions contemplated by this Agreement.

11.2 No Termination. Neither the Company nor either Contributor shall have terminated this Agreement pursuant to Section 12.1.

11.3 Bring-Down of Company Warranties, Representations and Covenants. All warranties and representations made by the Company herein and in any other document or certificate delivered by the Company pursuant hereto to the Contributors shall be correct and complete in all material respects on and as of the Closing Date, and all representations and warranties made by the Company herein and in any other document or certificate delivered by the Company pursuant hereto to the Contributors that are qualified by materiality or Company Material Adverse Effect shall be correct and complete in all respects, in each case, with the same effect as if such warranties and representations had been made on and as of the Closing Date, and the Company shall have performed and complied with in all material respects all agreements and covenants on its part required to be performed or complied with by it under the terms of this Agreement on or prior to the Closing Date.

11.4 No Company Material Adverse Effect. Since the Effective Date, there shall have been no material damage, destruction or loss to, or Company Material Adverse Effect on or to the Company.

11.5 Pending Actions. No proceeding by any Governmental Authority and no proceeding by any other Person, shall be pending on the Closing Date which challenges, or might result in a challenge to, this Agreement or any transactions contemplated hereby, or which claims, or might give rise to a claim for, damages against the Contributors in a material amount as a result of the consummation of this Agreement.

11.6 Required Governmental Approvals. The Contributors shall have received evidence reasonably satisfactory to it of the receipt of all consents, approvals and authorizations of any Governmental Authority required on the part of the Company in connection with the performance by the Company of its respective obligations under this Agreement and the consummation of the transactions contemplated hereby, and the Company shall have complied with any applicable provisions of Law requiring any notification, declaration, filing, registration and/or qualification with any Governmental Authority in connection with such performance and consummation.

11.7 All Necessary Documents. All proceedings to be taken in connection with the consummation of the transactions contemplated by this Agreement and all documents incident thereto, shall be reasonably satisfactory in form and substance to each Contributor and each Contributor shall have received copies of such documents as such Contributor may reasonably request in connection therewith, including those documents to be delivered pursuant to Section 3.4.

Each of the Contributors shall have the right to waive any of the foregoing conditions precedent, which waiver, if any, shall be in writing and signed by the applicable Contributor.

12. TERMINATION.

12.1 Termination. This Agreement may be terminated at any time prior to the Closing as follows:

(a) by unanimous agreement of the Company and each of the Contributors;

(b) by the Company or by either Contributor, if at or before the Closing any condition set forth herein for the benefit of the Company or either Contributor, respectively, shall not have been timely met or cannot be timely met; provided that the party seeking to terminate is not in breach of or default under this Agreement;

(c) by the Company or by either Contributor if any representation or warranty made herein for the benefit of the Company or either Contributor, respectively, is untrue in any material respect (except for those representations or warranties that are qualified by materiality or Material Adverse Effect, which shall be true in all respects), or either Contributor or the Company, respectively, shall have defaulted in any material respect in the performance of any obligation under this Agreement; or

(d) by the Company or by either Contributor if the Closing has not occurred on or before the Outside Closing Date.

If either party terminates this Agreement pursuant to this Section 12.1, all rights and obligations of the Contributors and the Company hereunder shall terminate without any liability of any party hereto, other than any liability of any party then in breach or the obligations of the parties hereto in Sections 9.8, 13.1, 13.9 and 13.17.

13. GENERAL PROVISIONS.

13.1 Cost and Expenses. Except as otherwise provided herein, the Company shall bear the sole responsibility for all of the costs and expenses (including attorneys’ fees, accountants’ fees and other professional fees and expenses) incurred by GES, RAC and the Company in connection with the negotiation, preparation, execution and delivery of this Agreement and the transactions contemplated by this Agreement. To the extent that GES pays for any costs and expenses related to this Agreement prior to Closing, the Company shall promptly reimburse GES for such costs and expenses; provided, however, that in the event the transactions contemplated by this Agreement and the Rule 144A Offering fail to close in accordance with the terms of this Agreement, GES shall reimburse any payments made by the Company to reimburse expenses to GES prior to the Closing to the Company (except for reimbursements for any accounting expenses) as promptly as practicable. Notwithstanding any of the foregoing, in the event the transactions contemplated by this Agreement and the Rule 144A Offering fail to close in accordance with the terms of this Agreement, each of the parties hereto shall bear the sole responsibility for any and all costs and expenses (including attorneys’ fees and other professional fees and expenses) incurred by it in connection with this Agreement, except that the Company shall bear sole responsibility for all accounting expenses of any party hereto (and the Company will reimburse any accounting expenses of any party hereto incurred prior to the Closing).

13.2 Knowledge. The term “Knowledge”, (i) when used with regard to the Company or RAC, means the actual knowledge, after due inquiry, of the directors, managers and officers of the Company or RAC, as applicable and (ii) when used with regard to GES, means the actual knowledge, after due inquiry, of Michael Stansberry, Chris Ruffner or Nancy Wade.

13.3 Entire Agreement. The GES Disclosure Schedules, the Company Disclosure Schedules and the Exhibits referenced in this Agreement are incorporated into this Agreement and, together with the Bill of Sale, Assignment and Assumption Agreement, the GES Contract Assignment, the Deed, the Transition Services Agreement, the RAC Contract Assignment and the Registration Rights Agreement, contain the entire agreement between the parties hereto with respect to the transactions contemplated hereunder, and supersede all negotiations, representations, warranties, commitments, offers, contracts and writings prior to the date hereof.

13.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Facsimiles or other electronic copies of signatures will be deemed to be originals.

13.5 Assignment, Successors and Assigns. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

13.6 Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof.

13.7 Headings. The captions of the various Sections of this Agreement have been inserted only for convenience of reference and shall not be deemed to modify, explain, enlarge or restrict any of the provisions of this Agreement.

13.8 Risk of Loss. Risk of loss, damage or destruction to the Contributed Assets shall be upon the applicable Contributor until the Closing, and shall thereafter be upon the Company.

13.9 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY THE LAWS OF THE STATE OF TEXAS, EXCLUDING THE “CONFLICT OF LAWS” RULES THEREOF.

13.10 Press Releases and Public Announcements. No party, without the prior written approval of the other parties (which approval shall not be unreasonably withheld or delayed), will make any press release or other public announcement concerning the transactions contemplated by this Agreement, whether prior to or after the Closing, except to the extent required by Law (including securities Laws of any jurisdiction and rules and regulations of any applicable stock exchange), in which case the other parties will be so advised as far in advance as possible and will be given an opportunity to comment on such release or announcement.

13.11 U.S. Dollars. All amounts expressed in this Agreement and all payments required by this Agreement are in United States dollars.

13.12 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (a) upon personal delivery, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices and other communications shall be addressed to the parties at their respective addresses set forth below, or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

If, to the Company:	with copies to:

Independence Contract Drilling, Inc. 11616 N. Galayda Street Houston, Texas 77086 Attn: Chief Executive Officer Telephone: (281) 820-7895 Telecopy: (281) 605-5034	Fulbright & Jaworski, L.L.P. 1301 McKinney, Suite 5100 Houston, Texas 77010 Attention: David S. Peterman Telephone: (713) 651-3635 Telecopy: (713) 615-5246

if to GES:	with copies to:

Global Energy Services Operating, LLC 11616 N. Galayda Street Houston, Texas 77086 Attn: Chief Executive Officer Telephone: (281) 447-9000 Telecopy: (832) 645-7421	BoyarMiller 4265 San Felipe, Suite 1200 Houston, Texas 77027 Attention: J. William Boyar Telephone: (832) 615-4218 Telecopy: (713) 552-1758

If to RAC:	with copies to:

Independence Contract Drilling, LLC 11616 N. Galayda Street Houston, Texas 77086 Attn: Chief Executive Officer Telephone: (281) 820-7895 Telecopy: (281) 605-5034	Fulbright & Jaworski, L.L.P. 1301 McKinney, Suite 5100 Houston, Texas 77010 Attention: David S. Peterman Telephone: (713) 651-3635 Telecopy: (713) 615-5246

Any party may from time to time change its address for the purpose of notices to that party by a similar notice specifying a new address, but no such change shall be deemed to have been given until it is actually received by the party sought to be charged with its contents.

13.13 SUBMISSION TO JURISDICTION; VENUE. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN HARRIS COUNTY, THE STATE OF TEXAS OVER ANY DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS

CONTEMPLATED HEREBY AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH DISPUTE OR ANY SUIT, ACTION OR PROCEEDING RELATED THERETO SHALL BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

13.14 Waiver. Any party hereto may waive compliance by or extend the time of performance of any obligation or act for any other party with respect to any provision of this agreement. No waiver of any provision or extension shall be construed as a waiver of any other provision or an extension of time for the performance of any other obligation or act hereunder. No waiver and no modification or amendment of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

13.15 No Third-Party Beneficiary. This Agreement is being entered into solely for the benefit of the parties hereto, the Company Group, the GES Group and the RAC Group, and the parties do not intend that any employee or any other person shall be a third-party beneficiary of the covenants by either the Company or either Contributor contained in this Agreement.

13.16 Disclosures.

(a) All matters disclosed by the Contributors in the GES Disclosure Schedules shall be deemed a disclosure of such matter only for the purpose of the Section of this Agreement referred to in the GES Disclosure Schedules, and shall not be deemed a disclosure with respect to any other Section of this Agreement unless specifically so stated in writing by the Contributors in the GES Disclosure Schedule.

(b) All matters disclosed by the Company in the Company Disclosure Schedules shall be deemed a disclosure of such matter only for the purpose of the Section of this Agreement referred to in the Company Disclosure Schedules, and shall not be deemed a disclosure with respect to any other Section of this Agreement unless specifically so stated in writing by the Company in the Company Disclosure Schedule.

13.17 Enforcement Costs. In the event that either party seeks to enforce its rights or remedies under this Agreement (whether for injunctive relief or damages or both) or seeks a declaration of costs or obligations under this Agreement, the prevailing party shall be awarded its reasonable attorneys’ fees, costs and expenses.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Asset Contribution Agreement as of the date first written above.

GLOBAL ENERGY SERVICES
OPERATING, LLC, a Delaware limited liability company

By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

INDEPENDENCE CONTRACT
DRILLING, LLC, a Delaware limited liability company

By:	/s/ Byron Dunn
Byron Dunn, Chief Executive Officer

INDEPENDENCE CONTRACT
DRILLING, INC., a Delaware corporation

By:	/s/ Byron Dunn
Byron Dunn, Chief Executive Officer

JOINDER TO ASSET CONTRIBUTION AND SUBSCRIPTION AGREEMENT

The UNDERSIGNED hereby agrees, effective as of the date set forth below, to become a party to that certain Asset Contribution and Subscription Agreement dated effective November 23, 2011 by and among Global Energy Services Operating, LLC, Independence Rig Asset Company, LLC and Independence Contract Drilling Corporation (as amended, the “Contribution Agreement”), for the limited purpose of acknowledging the covenants set forth in Section 9.9 of the Contribution Agreement, and agreeing to cause its Affiliates to be bound by and comply with them.

Dated Effective: November 23, 2011	SOUTHWEST OILFIELD PRODUCTS INC., a Delaware corporation

	By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

JOINDER TO ASSET CONTRIBUTION AND SUBSCRIPTION AGREEMENT

The UNDERSIGNED hereby agrees, effective as of the date set forth below, to become a party to that certain Asset Contribution and Subscription Agreement dated effective November 23, 2011 by and among Global Energy Services Operating, LLC, Independence Rig Asset Company, LLC and Independence Contract Drilling Corporation (as amended, the “Contribution Agreement”), for the limited purpose of acknowledging the covenants set forth in Section 9.9 of the Contribution Agreement, and agreeing to cause its Affiliates to be bound by and comply with them.

Dated Effective: November 23, 2011	SWOP ACQUISITION, LLC, a Texas limited liability company d/b/a GES Well Servicing Systems

	By:	/s/ Michael Stansberry
Michael Stansberry, Chief Executive Officer

ANNEX A

GES Disclosure Schedules

DISCLOSURE SCHEDULES

OF

GLOBAL ENERGY SERVICES OPERATING, LLC

These Disclosure Schedules are attached as Annex A to the Asset Contribution and Share Subscription Agreement (the “Agreement”) by and among GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”), INDEPENDENCE CONTRACT DRILLING LLC, a Delaware limited liability company (“RAC”, and together with GES, each, a “Contributor” and collectively, the “Contributors”), and INDEPENDENCE CONTRACT DRILLING, INC. a Delaware corporation (the “Company”).

1.	Capitalized terms used herein without definition shall have the same meaning ascribed to such terms in the Agreement.

2.	Any disclosures contained in the schedules which refer to a document are qualified in their entirety by reference to the text of such document; provided, that (i) such disclosure is consistent with the text of such document, and (ii) a true, complete, and correct copy of such document has been delivered to Company.

3.	Section captions and other headings contained in the schedules are for reference and identification purposes only and shall not affect in any way the meaning or interpretation of any provisions of the schedule or the scope of the disclosures required herein, which shall be governed by the express terms of the Agreement.

GES DISCLOSURE SCHEDULES

SECTION 2.1(a)

TO

GES DISCLOSURE SCHEDULES

GES FF&E

Please see attached.

SECTION 2.1(a) TO THE GES DISCLOSURE SCHEDULES

C:\WPortfolio\[illegible]\CHAP#730045_1.XLSX

1 of 7

GK[illegible] LLC
Fixed Asset Schedule
September 30, 2011

Description	Asset #	Serial #	Ref.	Life (Yrs)	Date Acq.	Retire Date	Costs: Beginning Balance 12/31/2010	Costs: Addns.	Costs: Disposal	Costs: Ending Balance 09/30/11	Accumulated Depreciation: Beginning Balance 12/31/2010	Accumulated Depreciation: Prior Mo. YTD Depr. Exp. 8/31/2011	Accumulated Depreciation: Current Mo. YTD Expense	Accumulated Depreciation: Disposal	Accumulated Depreciation: Ending Balance 9/30/2011	Net Book Value: Ending Balance 9/30/2011	Gain/(Loss): Ending Balance 9/30/2011	Proceeds: Ending Balance 9/30/2011
Office Equipment 190-[illegible]																		
[illegible] Router [illegible]			[illegible]	########	04/23/07	07/27/12	1,340.00			1,340.00	1,052.33	205.33	25.67		1,283.33	256.67	-	
T1 WAN Interface Card			[illegible]	########	04/23/07	07/27/12	771.00			771.00	326.85	102.80	12.85		442.50	328.50	-	
Dell Laser Printer [illegible]			[illegible]	########	11/27/07	10/31/12	2,723.57			2,723.57	1,724.93	363.14	45.39		2,133.46	590.11	-	
[illegible] ID Card Printer with [illegible] Mag Encoder			[illegible]	########	07/19/08	02/21/13	3,999.95			3,999.95	3,399.97	799.99	100.00		4,299.96	[illegible]	-	
[illegible] AED Plus Defibrillator			[illegible]	########	09/16/08	07/23/13	1,888.15			1,888.15	912.63	251.75	31.47		1,195.85	692.32	-	
LAT E6[illegible] CORE 2 DUO	########	[illegible]	[illegible]	########	05/01/11	04/20/13		222.12		222.12	-	37.02	9.25		46.27	175.84	-	
LAT E6[illegible] CORE 2 DUO	########	[illegible]	[illegible]	########	05/01/11	04/20/13		222.12		222.12	-	37.02	9.25		46.27	175.84	-	
PWS M6[illegible] DUAL CORE	########	[illegible]	[illegible]	########	05/01/11	04/20/13		776.39		776.39	-	129.73	32.43		162.17	614.23	-	
LAT E6[illegible] CORE 2 DUO	########	[illegible]	[illegible]	########	05/01/11	04/20/13		608.32		608.32	-	101.39	25.35		126.73	481.59	-	
LAT [illegible] CORE 2 DUO	########	[illegible]	[illegible]	########	05/01/11	04/20/13		962.47		962.47	-	150.41	37.60		188.02	774.46	-	
LAT [illegible] CORE 2 DUO	########	[illegible]	[illegible]	########	05/01/11	04/20/13		962.47		962.47	-	150.41	37.60		188.02	774.46	-	
LAT [illegible] CORE 2 DUO	########	[illegible]	[illegible]	########	05/01/11	04/20/13		962.47		962.47	-	150.41	37.60		188.02	774.46	-	
LAT [illegible] CORE 2 DUO	########	[illegible]	[illegible]	########	05/01/11	04/20/13		962.47		962.47	-	150.41	37.60		188.02	774.46	-	
LAT [illegible] CORE 2 DUO	########	[illegible]	[illegible]	########	05/01/11	04/20/13		962.47		962.47	-	150.41	37.60		188.02	774.46	-	
[illegible] Subtotal							12,922.67	6,343.33	-	19,266.00	7,616.69	2,780.24	479.68	-	10,876.62	8,389.38	-	-
Desk & Credenza				########	04/26/93	05/14/98	1,596.00			1,596.00	1,596.00	-	-		1,596.00	-	-	
Voicemail - AT&T				########	04/27/93	04/01/96	2,393.00			2,393.00	2,393.00	-	-		2,393.00	-	-	
Server - [illegible]				########	01/21/92	12/26/96	4,067.00			4,067.00	4,067.00	-	-		4,067.00	-	-	
HP Compaq Laptop			[illegible]	########	12/29/03	12/02/08	3,834.00			3,834.00	3,834.00	-	-		3,834.00	-	-	
[illegible] Plasma Monitor				########	05/12/04	04/16/09	2,786.24			2,786.24	2,786.24	-	-		2,786.24	-	-	
[illegible] HP [illegible] Computer			[illegible]	########	04/30/05	04/04/10	1,260.03			1,260.03	1,260.03	-	-		1,260.03	-	-	
HP nc6000 Laptop [illegible]			[illegible]	########	06/07/05	05/12/10	1,448.98			1,448.98	1,448.98	-	-		1,448.98	-	-	
HP [illegible]			[illegible]	########	10/14/05	10/19/10	1,399.56			1,399.56	1,399.56	-	-		1,399.56	-	-	
HP Computer 3.2 Ghz [illegible] w/19" Flat Panel Monitor 3 YR Warranty			[illegible]	########	01/31/06	01/05/11	1,377.48			1,377.48	1,377.48	-	-		1,377.48	-	-	
Compaq Presario [illegible] w/Intel Pent. Processor 2.8 GHz plus MS Office 2003 [illegible]			[illegible]	########	02/09/06	01/15/11	2,068.97			2,068.97	2,068.97	-	-		2,068.97	-	-	
HP Digital Media Projector plus CSP Service Plan			[illegible]	########	04/26/06	04/02/11	1,547.93			1,547.93	1,470.53	77.40	-		1,547.93	-	-	
Sony [illegible] Laptop Computer w/ Targus Mobile			[illegible]	########	04/26/06	04/02/11	3,604.66			3,604.66	3,424.43	180.23	-		3,604.66	-	-	
Canadian Cube Ice Maker [illegible]				########	07/31/06	07/05/11	1,623.75			1,623.75	1,461.38	162.38	-		1,623.75	-	-	
HP [illegible] Pro Field Service				########	07/31/06	07/05/11	1,809.56			1,809.56	1,628.60	180.96	-		1,809.56	-	-	
HP [illegible] Pro Field Service				########	07/31/06	07/05/11	1,809.56			1,809.56	1,628.60	180.96	-		1,809.56	-	-	
HP [illegible] Pro Field Service				########	07/31/06	07/05/11	1,809.56			1,809.56	1,628.60	180.96	-		1,809.56	-	-	
HP [illegible] Pro Field Service				########	07/31/06	07/05/11	1,809.56			1,809.56	1,628.60	180.96	-		1,809.56	-	-	
HP [illegible] Pro Field Service				########	07/31/06	07/05/11	1,976.00			1,976.00	1,778.94	197.06	-		1,976.00	-	-	
HP Compaq Business Notebook			[illegible]	########	10/03/06	09/07/11	6,166.76			6,166.76	5,344.47	822.23	-		6,166.76	-	-	
2-Way Radios/[illegible] Communications)			[illegible]	########	10/13/06	09/17/11	4,114.20			4,114.20	3,497.07	548.56	68.57		4,114.20	-	-	
Phn. Data and Voice Cabling			[illegible]	########	10/23/06	09/27/11	3,466.63			3,466.63	2,895.64	454.22	56.78		3,466.63	-	-	
Hp Notebook [illegible]			[illegible]	########	10/31/06	10/05/11	2,068.49			2,068.49	1,758.22	275.80	34.47		2,068.49	-	-	
[illegible] HP Color LaserJet [illegible]			[illegible]	########	12/31/06	12/05/11	2,999.99			2,999.99	2,449.99	400.00	50.00		2,899.99	100.00	-	
Cisco Wireless for [illegible]			[illegible]	########	12/31/06	12/05/11	2,025.87			2,025.87	1,654.46	270.12	33.76		1,958.34	67.53	-	
[illegible] Server for Project Management			[illegible]	########	01/12/07	12/17/11	6,334.00			6,334.00	5,243.20	873.87	109.23		6,226.30	327.70	-	
Refrigerator			[illegible]	########	02/28/07	02/02/12	2,094.46			2,094.46	1,640.66	279.26	34.91		1,954.83	139.63	-	
Edge Guard Gateway Security System			[illegible]	########	03/22/07	02/24/12	2,117.09			2,117.09	1,621.89	282.28	35.28		1,940.67	176.42	-	
HP [illegible] Business Desktop				########	04/30/07	04/05/12	4,476.97			4,476.97	3,357.73	596.93	74.62		4,029.27	447.70	-	
HP NC8430 Business Notebook SN [illegible]			[illegible]	########	07/14/07	06/17/12	1,691.54			1,691.54	1,184.08	225.54	28.19		1,437.81	253.73	-	
HP NC8430 Business Notebook SN [illegible]			[illegible]	########	07/14/07	06/17/12	1,691.54			1,691.54	1,184.08	225.54	28.19		1,437.81	253.73	-	
Sony Cyber Shot 8.1 Mega Pixel Camera			[illegible]	########	02/19/08	01/23/13	289.98			289.98	169.86	38.66	4.83		212.65	77.33	-	
Dell Precision M4300 Laptop			[illegible]	########	02/19/08	01/23/13	1,844.99			1,844.99	1,076.24	246.00	30.75		1,352.99	492.00	-	
Cubicles with desks and upper cabinets/New Mfg Trailer			[illegible]	########	06/15/08	05/20/13	33,635.64			33,635.64	17,378.41	4,484.75	560.59		22,423.76	11,211.88	-	
Refurbished [illegible] Workstations			[illegible]	########	08/15/08	07/20/13	4,382.27			4,382.27	2,033.39	560.36	70.04		2,663.80	1,540.43	-	
DELL 3110CN MFP CLR LASER	########	[illegible]	[illegible]	########	04/15/11	04/04/13		304.74		304.74	-	63.49	12.70		76.19	228.56	-	
DELL 5330DN LASER PRINTER	########	[illegible]	[illegible]	########	04/15/11	04/04/13		463.45		463.45	-	100.72	20.14		120.86	342.59	-	
DELL 3110CN COLOR LASER PRINTER	########	[illegible]	[illegible]	########	04/15/11	04/04/13		222.08		222.08	-	46.27	9.25		55.52	166.56	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
OPTI 745 MT [illegible]	########	[illegible]	[illegible]	########	04/15/11	04/04/13		356.03		356.03	-	74.17	14.83		89.00	267.02	-	
PWS M6300 [illegible] DUAL CORE	########	[illegible]	[illegible]	########	04/15/11	04/04/13		331.93		331.93	-	69.15	13.83		82.98	248.95	-

C:\NrPortbl\Interwoven\CHANW\730945_1.XLSX

2 of 7

GES LLC
Fixed Asset Schedule
September 30, 2011

Description	Asset #	Serial #	Ref.	Life (Yrs)	Date Acq.	Retire Date	Costs: Beginning Balance 12/31/2010	Addns.	Disposal	Ending Balance 09/30/11	Accumulated Depreciation: Beginning Balance 12/31/2010	Prior Mo. YTD Depr. Exp. 8/31/2011	Current Mo. YTD Expense	Disposal	Ending Balance 9/30/2011	Net Book Value: Ending Balance 9/30/2011	Gain/(Loss): Ending Balance 9/30/2011	Proceeds: Ending Balance 9/30/2011
BASE,NBK,CORE,T7200,CNFIR,[illegible]	#########	[illegible]	DELL000	#########	04/15/11	04/04/13		765.94		765.94	-	89.99	21.00		123.99	377.95	-	
BASE,NBK,CORE,T7200,CNFIR,[illegible]	#########	8ZWRPC1	DELL000	#########	04/15/11	04/04/13		691.84		691.84	-	125.58	25.00		170.46	451.38	-	
BASE,NBK,CNFIR,T7250,[illegible]	#########	[illegible]	DELL000	#########	04/15/11	04/04/13		456.55		456.55	-	95.12	19.02		114.14	342.41	-	
LAT D630,T7500 (2.2...) [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	04/15/11	04/04/13		595.96		595.96	-	124.86	24.83		148.99	446.97	-	
LAT D630,T7500 (2.2...) [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	04/15/11	04/04/13		595.96		595.96	-	124.86	24.83		148.99	446.97	-	
LAT D630,T7500 (2.2...) [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	04/15/11	04/04/13		649.73		649.73	-	135.36	27.07		162.43	487.30	-	
PWR [illegible] CORE	#########	[illegible]	DELL000	#########	04/15/11	04/04/13		446.15		446.15	-	92.95	18.59		111.54	334.61	-	
PWR [illegible] CORE	#########	[illegible]	DELL000	#########	04/15/11	04/04/13		446.15		446.15	-	92.95	18.59		111.54	334.61	-	
LAT D630,T7500 (2.2...) [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		522.13		522.13	-	43.51	21.76		65.27	456.86	-	
LAT D630,T7500 (2.2...) [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		522.13		522.13	-	43.51	21.76		65.27	456.86	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		450.29		450.29	-	37.52	18.76		56.29	394.01	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		450.29		450.29	-	37.52	18.76		56.29	394.01	-	
LAT D630,T7500 (2.2...) [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		598.05		598.05	-	49.84	24.92		74.76	523.29	-	
LAT D4[illegible] ULV [illegible] CORE	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		812.13		812.13	-	67.68	33.84		101.52	710.61	-	
LAT D4[illegible] ULV [illegible] CORE	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		812.13		812.13	-	67.68	33.84		101.52	710.61	-	
LAT D4[illegible] ULV [illegible] CORE	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		652.42		652.42	-	54.37	27.18		81.55	570.87	-	
LAT D4[illegible] ULV [illegible] CORE	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		652.42		652.42	-	54.37	27.18		81.55	570.87	-	
LAT D4[illegible] ULV [illegible] CORE	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		749.08		749.08	-	62.42	31.21		93.64	655.45	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		353.37		353.37	-	29.45	14.72		44.17	309.20	-	
LAT A[illegible] D630,T7500 [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		1,054.33		1,054.33	-	87.86	43.93		131.79	922.54	-	
LAT A[illegible] D630,T7500 [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		1,054.33		1,054.33	-	87.86	43.93		131.79	922.54	-	
LAT A[illegible] D630,T7500 [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	06/29/11	06/09/13		1,054.33		1,054.33	-	87.86	43.93		131.79	922.54	-	
LAT D630,T7500 (2.2...) [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		453.55		453.55	-	18.90	18.90		37.80	415.76	-	
LAT D630,T7500 (2.2...) [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		453.55		453.55	-	18.90	18.90		37.80	415.76	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		315.29		315.29	-	13.13	13.13		26.27	288.94	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		315.29		315.29	-	13.13	13.13		26.27	288.94	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		315.29		315.29	-	13.13	13.13		26.27	288.94	-	
OPTI 755 MT,CORE [illegible]	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		315.29		315.29	-	13.13	13.13		26.27	288.94	-	
PORT REP [illegible] LAT [illegible] SERIES,CUST	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		196.43		196.43	-	8.18	8.18		16.37	180.06	-	
PWRT[illegible]	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		2,095.48		2,095.48	-	87.31	87.31		174.62	1,920.86	-	
LAT A[illegible] D630,T7500 [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		834.02		834.02	-	34.75	34.75		69.50	764.52	-	
LAT A[illegible] D630,T7500 [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		834.02		834.02	-	34.75	34.75		69.50	764.52	-	
LAT A[illegible] D630,T7500 [illegible] CORE 2 DUO	#########	[illegible]	DELL000	#########	07/18/11	07/07/13		834.02		834.02	-	34.75	34.75		69.50	764.52	-	
506-5120/5000 Subtotal							117,942.76	28,369.09	-	146,311.85	89,706.51	15,064.89	2,462.27	-	107,233.68	39,096.17	-	-
Cisco Pictures 2000 Series																		
Zebra Card P120i Color CRD PTR Dual Sided USB			DYN019	#########	03/22/07	03/24/12	8,637.57			8,637.57	6,637.47	1,374.34	144.29		7,916.10	721.46	-	
Zebra XI [illegible]			SMPx	#########	03/26/07	03/28/12	9,336.01			9,336.01	7,337.61	1,244.00	153.69		8,558.00	778.01	-	
Industrial Touch Screen PC with Biometric Barcode			SMPx	#########	04/17/07	03/21/12	11,074.53			11,074.53	9,805.90	1,743.27	217.94		11,767.08	1,307.45	-	
Adaptec Snap 4[illegible] Rack Mount [illegible]			SMPx	#########	03/31/07	04/14/12	17,472.00			17,472.00	12,812.00	2,329.00	291.20		15,433.00	2,038.80	-	
HP NC8430 Business NoteBook SN: [illegible]			DYN019	#########	06/14/07	07/18/12	2,484.34			2,484.34	1,790.44	331.25	40.41		2,133.09	351.25	-	
HP NC8430 Business NoteBook SN: [illegible]			ALL023	#########	07/27/07	06/30/12	2,226.45			2,226.45	1,554.52	296.86	37.61		1,887.96	333.47	-	
HP NC8430 Business NoteBook SN: [illegible]			ALL023	#########	07/25/07	06/28/12	3,034.51			3,034.51	2,124.16	404.69	50.58		2,579.33	455.18	-	
Dell Laser Printer 3[illegible]			ALL023	#########	07/31/07	07/04/12	1,867.24			1,867.24	1,306.47	249.23	31.13		1,586.83	280.39	-	
16PT Dominion KX KVM [illegible]			DELL000	#########	10/27/07	10/31/12	2,721.57			2,721.57	1,724.93	363.14	45.39		2,133.46	590.11	-	
Quadro [illegible] Graphics [illegible] Card			W.AR04	#########	11/30/07	11/03/12	2,852.94			2,852.94	1,806.86	380.39	47.55		2,234.80	618.14	-	
Cisco Firewall and Switches			W.AR04	#########	05/31/08	05/04/13	373.46			373.46	224.08	49.79	6.22		280.10	93.37	-	
Air Rover [illegible]			NW.N001	#########	06/01/08	05/06/13	11,024.01			11,024.01	5,695.74	1,633.60	183.73		7,513.07	3,490.94	-	
37" Elan Station and Carter Kit			AR0042	#########	09/01/08	09/05/13	9,565.42			9,565.42	4,313.44	1,276.06	159.76		5,751.23	3,834.17	-	
[illegible]			W.AR04	#########	09/16/08	09/20/13	1,399.00			1,399.00	625.50	185.33	23.17		834.00	556.00	-	
GIT AR 4 Capital Lease Computer			AR 4	#########	04/30/08	04/17/11	246,235.00		(246,235.00)	-	226,215.42	20,019.58	-	(246,235.00)	-	-	-	
GIT AR 5 Capital Lease Copier			AR 5	#########	04/30/08	04/15/11	26,392.00		(26,392.00)	-	24,176.00	2,216.00	-	(26,392.00)	-	-	-	
620-6150/5000 Subtotal							392,925.63	-	(266,627.00)	86,298.05	302,063.12	35,809.06	1,434.97	(266,627.00)	76,670.14	15,427.91	-	-
Copier Lease for Accounting Dept				#########	08/09/06	07/14/11	6,800.00			6,800.00	5,760.00	640.00	-		6,400.00	-	-	
Workstations for Employees			W.N001	#########	03/31/06	03/05/11	30,844.99			31,444.99	18,040.49	4,246.00	536.75		22,823.24	9,022.75	-	
PWR SE[illegible] T7500 [illegible] CORE 2 DUO	#########	1WH8[illegible]	DELL000	#########	04/15/11	04/04/13		1,237.26		1,237.26	-	257.76	51.55		309.32	927.95	-	
[illegible]		AMEX[illegible]	AAR[illegible]	#########	05/25/11	05/05/13		3,874.46		3,874.46	-	645.74	161.44		807.18	3,067.28	-

C:\[illegible].XLSX

3 of 7

GEV LLC
Fixed Asset Schedule
September 30, 2011

Description	Asset #	Serial #	Ref.	Life (Yrs)	Date Acq.	Retire Date	Costs: Beginning Balance 12/31/2010	Adds	Disposal	Ending Balance 09/30/11	Accumulated Depreciation: Beginning Balance 12/31/2010	Prior Mo. YTD Depr. Exp. 8/31/2011	Current Mo. YTD Expense	Disposal	Ending Balance 9/30/2011	Net Book Value: Ending Balance 9/30/2011	Gain/(Loss): Ending Balance 9/30/2011	Proceeds: Ending Balance 9/30/2011
[illegible]		[illegible]	[illegible]	########	07/14/11	[illegible]		3,472.33		3,472.33	-	164.36	164.36		[illegible]	[illegible]	-	
[illegible] Subtotal							[illegible]	[illegible]	-	47,229.26	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Konica Minolta Copier		[illegible]	[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	-	-	[illegible]		[illegible]	[illegible]	-	
Konica Minolta Copier		[illegible]	[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	-	-	[illegible]		[illegible]	[illegible]	-	
Konica Minolta Cop		[illegible]	[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	-	-	[illegible]		[illegible]	[illegible]	-	
[illegible] Subtotal							[illegible]	-	-	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-
Voice and Data Cabling for Bldg 4				########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	-		[illegible]	-	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	42.32		[illegible]	[illegible]	-	
[illegible] Sub Total							[illegible]	-	-	[illegible]	[illegible]	[illegible]	42.32	-	[illegible]	[illegible]	-	-
				########			[illegible]		[illegible]	-	[illegible]	-	-	[illegible]	-	-	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]		[illegible]	-	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	
Adjust Accum. Depr to GL Account				########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]				[illegible]	[illegible]	-	
[illegible] Audit Adjustment			[illegible]	########	[illegible]	[illegible]	[illegible]		[illegible]	-	[illegible]			[illegible]	-	-	-	
Ending Balance- Office Equipment							[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-

Software [illegible]

Description	Asset #	Serial #	Ref.	Life (Yrs)	Date Acq.	Retire Date	Costs: Beginning Balance 12/31/2010	Adds	Disposal	Ending Balance 09/30/11	Accumulated Depreciation: Beginning Balance 12/31/2010	Prior Mo. YTD Depr. Exp. 8/31/2011	Current Mo. YTD Expense	Disposal	Ending Balance 9/30/2011	Net Book Value: Ending Balance 9/30/2011	Gain/(Loss): Ending Balance 9/30/2011	Proceeds: Ending Balance 9/30/2011
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Sub Total							[illegible]	-	-	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	-		[illegible]	-	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
AutoCAD Software			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	-	[illegible]		[illegible]	-	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Software Development and Implementation			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Software Development and Implementation			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Software Development and Implementation			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Subtotal							[illegible]	-	-	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-
Software Development			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
CAD Design Drafting Support			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium with Simulation Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]		[illegible]		[illegible]	-	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]		[illegible]		[illegible]	-	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]		[illegible]		[illegible]	-	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]		[illegible]		[illegible]	-	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks Premium with Simulation Premium [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]		[illegible]		[illegible]	-	[illegible]	[illegible]		[illegible]	[illegible]	-	
SolidWorks [illegible]		[illegible]	[illegible]	########	[illegible]	[illegible]		[illegible]		[illegible]	-	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Subtotal							[illegible]	[illegible]	-	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-
Microsoft Visual Studio [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Microsoft Visual Studio			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Subtotal							[illegible]	-	-	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-
[illegible] Hardware			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Hardware			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Hardware [illegible] System			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Windows SRVR STD 2003 R2 [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-

[illegible].XLSX 4 of 7

[illegible] LLC
Fixed Asset Schedule
September 30, 2011

Description	Asset #	Serial #	Ref.	Life (Yrs)	Date Acq.	Retire Date	Costs: Beginning Balance 12/31/2010	Addns.	Disposal	Ending Balance 09/30/11	Accumulated Depreciation: Beginning Balance 12/31/2010	Prior Mo. YTD Depr. Exp. 8/31/2011	Current Mo. YTD Expense	Disposal	Ending Balance 9/30/2011	Net Book Value: Ending Balance 9/30/2011	Gain/(Loss): Ending Balance 9/30/2011	Proceeds: Ending Balance 9/30/2011
[illegible] Windows Manager Module			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Sales Quoting Tool & [illegible] Sharepoint Deployment			[illegible]	########	[illegible]	[illegible]	40,000.00			40,000.00	20,000.00	5,333.33	666.67		26,000.00	14,000.00	-	
620-6250/5050 Subtotal							[illegible]	-	-	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-
Ending Balance - Software							[illegible]	[illegible]	-	[illegible]	[illegible]	[illegible]	[illegible]	-	[illegible]	[illegible]	-	-
Furniture & Fixtures 100-4200/5200																		
							[illegible]		[illegible]	-	[illegible]	-	-	[illegible]	-			
Reception Furniture Desk & Panels				########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	-		[illegible]	-	-	
File Cabinets Desks Sec Chairs Tapestry			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Mosaic Office Furniture			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Office Depot Credit Plan				########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Mahogany Office Furniture Set and Customer Chair			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
HON Metro Classic Office Desk Left & Right Pedestal			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Office Desk and Chairs			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Office Desk			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Office Furniture Room 39			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Mosaic L-Shaped Desk 72X84			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Desk Shelf and Book cases			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Desk Shelf [illegible] Rack			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Desk [illegible] with Book Case			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Hon Desk Shelf [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
42" Round Table and Upholstered High back Guest Chair			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Pedestal Desk, Guest Chair and [illegible] Cases			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Lateral File Cabinet			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Overhead Doors for Building Seven			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Office Furniture for [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] fixed assets				########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
12' Conference table, 21" x 72" Credenza and 12 chairs			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Security Guard Shack			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Security Camera System			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Exchange QDS			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Ending Balance - Furniture & Fixtures							[illegible]	-	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	-	-
Shop Equipment 100-4200/5200																		
Shipping Container 20x12				########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	-	-		[illegible]	-	-	
Welding Machine			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Welding Machine			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Used Hoist [illegible] XL forklift			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Welding Machine			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
1998 Snorkel Manlift			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
2000 Atlas Compressor			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
1998 Coleman Lite Tower			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
1998 Coleman Lite Tower			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Welding Machine			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
20' Container-[illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Mack Line [illegible] w/ Adapt Bedding Kit [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] 6 KW Generator Trailer Mounted Light Tower			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Light Tower Model [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Light Tower Model [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Light Tower Model [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Light Tower Model [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Digital Manometer Calibrator [illegible] w/ Kit			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Diesel Used Fork Lift [illegible] Capacity			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
2001 E-Z Go Golf Cart			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
2001 Club Golf Cart			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
2 Lincoln Welding Machines			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Model [illegible] Trans Pres. Cable			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
[illegible] Pneumatic torque wrench w/ regulator				########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Genie Z45/22 Articulated Boom Lift Sn [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Genie Z45/22 4x4 Articulated Boom Lift Sn [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
1997 [illegible] Articulated Boom Lift - Sn [illegible]			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Trane 30 Ton Portable Air Conditioning Unit			[illegible]	########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-	
Container for Paint Shop				########	[illegible]	[illegible]	[illegible]			[illegible]	[illegible]	[illegible]	[illegible]		[illegible]	[illegible]	-

C:\WPortal\Interwoven\CHA\730045_1.XLSX

5 of 7

GEV LLC
Fixed Asset Schedule
September 30, 2011

Description	Asset #	Serial #	Ref.	Life (Yrs)	Date Acq.	Retire Date	Costs: Beginning Balance 12/31/2010	Costs: Addns.	Costs: Disposal	Costs: Ending Balance 09/30/11	Accumulated Depreciation: Beginning Balance 12/31/2010	Accumulated Depreciation: Prior Mo. YTD Depr. Exp. 8/31/2011	Accumulated Depreciation: Current Mo. YTD Expense	Accumulated Depreciation: Disposal	Accumulated Depreciation: Ending Balance 9/30/2011	Net Book Value: Ending Balance 9/30/2011	Gain(Loss): Ending Balance 9/30/2011	Proceeds: Ending Balance 9/30/2011
20' Containers				########	07/12/06	06/04/13	3,000.00			3,000.00	1,928.57	321.43	35.71		2,285.71	714.29	-	
1996 EZGO Golf Cart				########	07/15/06	06/08/13	1,948.50			1,948.50	1,252.61	185.57	23.20		1,461.38	487.12	-	
Komatsu Forklift SN 446200832				########	07/19/06	06/12/13	15,466.25			15,466.25	8,618.30	1,276.79	159.60		10,054.69	5,411.56	-	
The Windsor Auction				########	07/19/06	06/12/13	17,690.26			17,690.26	11,372.31	1,684.79	210.60		13,267.70	4,422.57	-	
The Windsor Auction				########	07/19/06	06/12/13	16,329.47			16,329.47	10,497.52	1,555.19	194.40		12,247.10	4,082.37	-	
DC 250 Frame Wall Jig				########	08/31/06	07/25/13	14,531.00			14,531.00	9,168.37	1,383.90	172.99		10,725.26	3,805.74	-	
Containers				########	08/31/06	07/25/13	5,700.00			5,700.00	3,596.43	542.86	67.86		4,207.14	1,492.86	-	
Toyota 8,500lb Forklift				########	09/15/06	08/09/13	18,138.94			18,138.94	11,241.25	1,729.42	216.18		13,186.85	4,952.09	-	
Lincoln Tig Welding Machine				########	09/26/06	08/20/13	1,515.50			1,515.50	958.17	144.33	18.04		1,120.54	394.96	-	
Golf Cart				########	09/29/06	08/23/13	2,706.25			2,706.25	1,675.36	257.74	32.22		1,965.32	740.93	-	
2-EZ Go Carts S/N 1068008 and 1187928			LAB015	########	10/06/06	08/30/13	2,754.00			2,754.00	1,704.86	262.29	32.79		1,999.93	754.07	-	
40' Four Steel Dry Box #87			BC5000	########	10/17/06	09/10/13	1,865.99			1,865.99	1,132.67	177.70	22.21		1,332.58	533.41	-	
Plasma Cutter Power Max 600			TEC5000	########	10/23/06	09/16/13	6,817.00			6,817.00	4,138.89	649.24	81.15		4,869.29	1,947.71	-	
Lincoln Mig Package/CV305 LF72			TEC5000	########	10/23/06	09/16/13	13,644.86			13,644.86	8,095.61	1,318.76	164.62		9,609.19	3,955.67	-	
Hydra-Power Shear			ISA0001	########	10/30/06	09/23/13	10,221.50			10,221.50	6,208.34	973.86	121.73		7,303.93	2,921.57	-	
Lincoln Welding Machine CV305				########	10/31/06	09/24/13	1,342.50			1,342.50	814.97	127.86	15.98		958.79	383.71	-	
96 Club Car w/shield/Charger Strobe light S/N 0019649241			LAB015	########	12/04/06	10/28/13	1,212.40			1,212.40	721.67	115.47	14.43		851.57	360.83	-	
DOT0241-Pallet Fork/S12300			DOT0241	########	12/31/06	11/24/13	14,531.00			14,531.00	8,476.42	1,383.90	172.99		10,033.31	4,497.69	-	
Electric Caterpillar CL 5000 WP 2LE41276			SER2004	########	01/12/07	12/06/13	12,695.96			12,695.96	7,254.83	1,209.14	151.14		8,615.12	4,080.84	-	
Fluke 1000S Current Clamp			DR71129	########	02/15/07	01/09/14	2,481.70			2,481.70	1,348.57	236.35	29.54		1,654.47	827.23	-	
Fluke 714 Temp Calibrator			DR71129	########	02/23/07	01/17/14	250.50			250.50	140.16	23.86	2.98		167.00	83.50	-	
260-6EX Simpson Multimeter			DR71129	########	02/23/07	01/17/14	3,933.00			3,933.00	2,200.61	374.57	46.82		2,622.00	1,311.00	-	
250425 Hipot 40KV AC 50KV DC Biddle			DR71129	########	02/23/07	01/17/14	2,146.00			2,146.00	1,200.74	204.38	25.55		1,430.67	715.33	-	
Motorola 2-Watt Radio			JB9622001	########	02/28/07	01/22/14	2,734.17			2,734.17	1,512.97	260.39	32.60		1,825.45	912.72	-	
Fluke 1550B Megohmmeter			DR71129	########	03/21/07	02/14/14	1,407.25			1,407.25	779.64	134.02	16.75		921.41	485.84	-	
1997 EZGO Cart SN 1015909			LAB015	########	03/31/07	02/22/14	1,407.25			1,407.25	779.64	134.02	16.75		921.41	485.84	-	
1997 EZGO Cart SN 889267			LAB015	########	03/31/07	02/22/14	6,176.25			6,176.25	3,370.95	587.64	73.46		4,040.04	2,136.21	-	
2003 EZGo Carts			LAB015	########	04/17/07	03/11/14	10,225.50			10,225.50	5,677.93	973.86	121.73		6,773.54	3,451.96	-	
Lincoln Mig Package/CV305 LF72			TEC5000	########	06/22/07	05/16/14	38,181.60			38,181.60	19,347.34	3,636.34	454.54		23,636.23	14,545.37	-	
2003 Yamaha Golf Cart			LAB015	########	07/25/07	06/18/14	1,948.50			1,948.50	974.25	185.57	23.20		1,183.02	765.48	-	
Stay Torch CS0-27 PG1 W/C 50 Welding Machine			AIS0001	########	08/25/07	07/19/14	4,726.00			4,726.00	2,306.71	450.10	56.26		2,813.10	1,912.90	-	
Pipe Bevel Machine Model 3-8			AIS0001	########	08/25/07	07/19/14	979.00			979.00	478.24	93.31	11.66		583.21	395.79	-	
Pipe Bevel Machine Model 7-12			AIS0001	########	08/25/07	07/19/14	1,397.25			1,397.25	683.99	133.07	16.63		833.70	563.55	-	
NS-Lincoln Package CV305 LF72 Welding Machine			TEC5000	########	08/22/07	07/16/14	25,190.37			25,190.37	12,293.30	2,399.08	299.89		14,992.27	10,198.10	-	
Welding Machine Racks			NET2000	########	08/31/07	07/25/14	30,000.00			30,000.00	14,642.86	2,857.14	357.14		17,857.14	12,142.86	-	
Hardware tools for technicians				########	03/31/08	02/23/15	23,035.00			23,035.00	9,331.79	2,193.71	274.46		11,801.96	11,233.04	-	
20' Sea Container			JLK5062	########	03/07/08	04/01/15	1,997.21			1,997.21	760.84	190.21	23.78		974.83	1,022.38	-	
15 Ton Crane for Bldg 2- Engine and Generator Shop			CRA9061	########	08/15/08	07/10/15	53,000.00			53,000.00	18,297.62	5,047.62	630.95		23,976.19	29,023.81	-	
15 Ton Crane for Bldg 3- Mud Pump Shop			CRA9061	########	08/15/08	07/10/15	53,000.00			53,000.00	18,297.62	5,047.62	630.95		23,976.19	29,023.81	-	
Lincoln Vantage 300 Welder Diesel			TEC5000	########	08/29/08	07/24/15	15,104.00			15,104.00	5,034.67	1,438.29	179.81		6,832.76	8,271.24	-	
Marvel Saw			NOI123	########	03/19/09	02/10/16	3,525.00			3,525.00	1,447.62	526.19	65.77		2,038.99	1,486.01	-	
Sales Tax- Marvel Saw			NOI123	########	03/19/09	02/10/16	455.62			455.62	119.38	43.40	5.43		168.22	287.40	-	
Heath Flame Cutter			NOI123	########	03/19/09	02/11/16	2,125.00			2,125.00	556.55	202.38	25.30		784.23	1,340.77	-	
Sales Tax- Heath Flame Cutter			NOI123	########	03/19/09	02/10/16	175.31			175.31	45.91	16.70	2.09		64.70	110.61	-	
566-5130/5200 Subtotal							606,175.00	-	-	606,175.00	333,915.10	57,712.89	7,136.44	-	398,764.43	207,391.37	-	-
Tektronix Oscilloscope				########	03/17/01	02/09/08	2,200.00			2,200.00	2,200.00	-	-		2,200.00	-	-	
Scanmaster 40 Ton Bead Winder				########	08/26/01	07/14/08	2,558.00			2,558.00	2,558.00	-	-		2,558.00	-	-	
Hyster 50 Forklift S/N 6766815				########	09/08/01	08/02/08	5,000.00		(5,000.00)	-	5,000.00	-	-	(5,000.00)	-	-	2,500.00	2,500.00
Hyster Forklift S/N 9797				########	09/09/01	08/03/08	4,000.00		(4,000.00)	-	4,000.00	-	-	(4,000.00)	-	-	2,500.00	2,500.00
Golf Cart '98 Yamaha SN 9743				########	08/29/02	07/23/09	2,436.00			2,436.00	2,436.00	-	-		2,436.00	-	-	
Used Nissan PD9905 Forklift 144" MFH			ACT015	########	04/27/05	12/22/11	21,482.39			21,482.39	18,413.48	2,045.94	255.74		20,715.16	767.23	-	
Used Nissan PD9905 Forklift 60" MFH			ACT015	########	04/27/05	12/22/11	18,986.94			18,986.94	16,274.52	1,808.28	226.04		18,308.84	678.10	-	
SKID STEER 5868			JBCM0120	########	09/30/10	08/24/17	14,468.36			14,468.36	516.73	1,377.94	172.24		2,066.91	12,401.45	-	
CROWN SKID TOOLING (BOB)			JBCM0120	########	09/30/10	08/24/17	14,091.13			14,091.13	502.90	1,341.06	167.63		2,011.59	12,079.54	-	
566-5130/5200 Subtotal							85,212.82	-	(9,000.00)	76,212.82	51,901.62	6,573.22	821.65	(9,000.00)	50,296.50	25,916.32	5,000.00	5,000.00
Welding Machine			TEC5000	########	03/30/05	02/22/12	1,989.54			1,989.54	1,657.95	189.48	23.69		1,871.12	118.43	-	
Welding Machine			TEC5000	########	03/30/05	02/22/12	1,989.54			1,989.54	1,657.95	189.48	23.69		1,871.12	118.43	-	
Welding Machine			TEC5000	########	10/21/05	09/14/12	16,110.00			16,110.00	12,162.50	1,534.29	191.79		13,888.57	2,221.43	-	
4 Foot Radial Drill			MAC0001	########	11/02/05	09/26/12	6,500.00			6,500.00	4,875.00	619.05	77.38		5,571.43	928.57	-	
Welding Machine			TEC5000	########	11/30/05	10/24/12	12,560.35			12,560.35	9,276.73	1,196.22	149.53		10,616.49	1,943.86	-	
Welding Machine			TEC5000	########	11/21/05	10/15/12	3,140.09			3,140.09	2,317.69	299.06	37.38		2,654.12	485.97	-	
Welding Machine			TEC5000	########	11/23/05	10/17/12	18,845.40			18,845.40	13,909.70	1,794.80	224.35		15,928.85	2,916.55	-	
1992 Used 11000lb Forklift			NSV1020	########	12/31/05	11/24/12	5,362.50			5,362.50	3,894.20	510.71	63.84		4,468.75	893.75	-

C:\Wi...\CHAIN73084E_1.XLSX
6 of 7

GES LLC
Fixed Asset Schedule
September 30, 2011

Description	Asset #	Serial #	Ref.	Life (Yrs)	Date Acq.	Retire Date	Costs: Beginning Balance 12/31/2010	Costs: Addns.	Costs: Disposal	Costs: Ending Balance 09/30/11	Accumulated Depreciation: Beginning Balance 12/31/2010	Accumulated Depreciation: Prior Mo. YTD Depr. Exp. 8/31/2011	Accumulated Depreciation: Current Mo. YTD Expense	Accumulated Depreciation: Disposal	Accumulated Depreciation: Ending Balance 9/30/2011	Net Book Value: Ending Balance 9/30/2011	Gain/(Loss): Ending Balance 9/30/2011	Proceeds: Ending Balance 9/30/2011
1993 Used 5000lb Forklift			MTE820	########	12/31/93	11/24/12	12,879.00			12,879.00	9,346.07	1,223.71	133.21		10,723.00	2,143.09	-	
Ingersoll-Rand Portable Air Compressor				########	05/31/96	04/24/13	5,775.00			5,775.00	3,456.00	550.00	68.75		4,468.75	1,306.25	-	
40 Foot Steel Dry Box 8'6"			BZ7099	########	10/24/98	09/17/13	4,590.00			4,590.00	2,780.79	437.14	54.64		3,276.57	1,311.43	-	
Nissan Forklift Model + PH02A25V			MTE820	########	05/17/97	04/10/14	7,499.00			7,499.00	3,923.00	711.42	89.18		4,726.46	2,764.39	-	
562-5130/5200 Subtotal							97,223.32	-	-	97,223.32	69,372.38	9,239.36	1,157.42	-	79,989.16	17,234.16	-	-
Forklift Cat V250D				########	02/23/81	01/16/00	27,500.00			27,500.00	27,500.00	-	(0.00)		27,500.00	-	-	
Dual station test stand				########	12/06/97	10/30/14	93,164.29			93,164.29	41,926.41	9,663.17	1,133.13		52,124.73	40,039.56	-	
D400 Engraving System			BZE/B630	########	08/26/98	07/21/15	15,269.98			15,269.98	5,271.78	1,454.28	181.79		6,907.85	8,362.13	-	
Engine Overhauls Forklift Cat Model V250D			ATE0001	########	03/01/99	01/24/16	19,700.00			19,700.00	5,159.52	1,876.19	234.52		7,270.24	12,429.76	-	
Sales Tax Engine Overhaul			ATE0001	########	03/01/99	01/24/16	1,625.25			1,625.25	425.66	154.79	19.35		599.79	1,025.46	-	
Electrical Engine				########	12/31/99	11/24/16	336,746.00			336,746.00	48,166.57	32,071.05	4,008.48		84,186.50	252,559.50	-	
562-5130/5200 Subtotal							494,025.32	-	-	494,025.32	128,389.95	44,621.48	5,577.68	-	178,589.11	317,436.41	-	-
Used Flat Bed for Yard Truck			KNO001	########	10/07/98	09/01/15	1,540.00			1,540.00	495.00	146.67	18.33		660.00	880.00	-	
623-6130/5200 Subtotal							1,540.00	-	-	1,540.00	495.00	146.67	18.33	-	660.00	880.00	-	-
							264,335.12		(264,335.12)	-	264,335.12	-	-	(264,335.12)	-			
Audit Adjustment: AJE + 1 Period 8					09/30/07					-	40,226.35	-	-		40,226.35	(40,226.35)	-	
To Correct to general Ledger Balance					09/30/07					-	30,245.34	-	-		30,245.34	(30,245.34)	-	
Grant Thornton Audit Adjustment			ECT	########	12/31/99	12/26/19	(455,934.00)			(455,934.00)	(455,934.00)	-	-		(455,934.00)	-	-	
Ending Balance - Shop Equipment							########	-	(276,335.12)	821,243.46	400,148.46	118,313.62	14,711.53	(276,335.12)	322,458.89	498,384.57	5,000.00	5,000.00
Land 11609 N Galerda 100-4230																		
11609 N Galerda			LAN005	########	05/22/96		89,167.05			89,167.05						89,167.05		
Ending Balance - Land 11609 N Galerda							89,167.05	-	-	89,167.05	-	-	-	-	-	89,167.05	-	-
Land 11616 N Galerda 100-4230																		
11616 N Galerda			LAN005	########	05/22/96		236,842.86			236,842.86						236,842.86		
Ending Balance - Land 11616 N Galerda							236,842.86	-	-	236,842.86	-	-	-	-	-	236,842.86	-	-
Land 11617 N Galerda 100-4240																		
11617 N Galerda			LAN005	########	05/22/96		195,189.91			195,189.91						195,189.91		
Ending Balance - Land 11617 N Galerda							195,189.91	-	-	195,189.91	-	-	-	-	-	195,189.91	-	-
Land-Allen Industrial Park 100-4251																		
Acquisition of Real Property			BEBA0076	########	10/02/07		512,987.41			512,987.41						512,987.41		
Ending Balance- Land Allen Industrial Park							512,987.41	-	-	512,987.41	-	-	-	-	-	512,987.41	-	-
Land Improvements 100-4255/5255																		
Site Pad 2 Located on Bryan Rd. 25 Entrance of Limestone			CSG0002	########	05/01/08	01/17/28	14,740.00	-		14,740.00	1,965.33	552.75	61.42		2,579.50	12,160.50	-	
Six Foot Chain Link Fence Installation			ATL002	########	05/01/08	01/17/28	26,138.00	-		26,138.00	3,314.46	980.43	109.83		4,403.65	21,745.35	-	
Road for Truck Access Dimensions 18' 5'/50' 50"			CSG0002	########	05/01/08	01/17/28	14,000.00	-		14,000.00	1,866.67	525.00	58.33		2,450.00	11,550.00	-	
Building 1 Drive way and Parking			CSG0002	########	05/01/08	01/17/28	18,500.00	-		18,500.00	2,466.67	693.75	77.08		3,237.50	15,262.50	-	
07/OG30-Guard House Building			ALP001	########	05/01/08	01/17/28	4,527.58	-		4,527.58	603.68	169.78	18.86		792.33	3,735.25	-	
Concrete Slabs to Building 7 Parking lot and roll up doors			CSG0002	########	05/09/08	01/25/28	22,075.00	-		22,075.00	2,943.33	735.83	91.98		3,771.13	18,303.87	-	
Cement Ramps Drive Building 1			CSG0002	########	03/31/08	02/16/28	10,500.00	-		10,500.00	1,356.25	393.75	43.75		1,793.75	8,706.25	-	
Rucker land improvement costs			CSG0002	########	03/31/08	02/16/28	22,177.00	-		22,177.00	2,896.76	679.14	93.20		3,622.70	18,554.30	-	
Truck Pad			CSG0002	########	03/31/09	10/18/28	24,000.00	-		24,000.00	2,300.00	800.00	100.00		3,200.00	20,800.00	-	
Sales Tax- Truck Pad			CSG0002	########	03/31/09	10/18/28	1,980.00	-		1,980.00	189.75	66.00	8.25		264.00	1,716.00	-	
Guard Gate and Fence			CSG0002	########	03/31/09	10/18/28	11,617.00	-		11,617.00	1,113.30	387.23	48.40		1,548.93	10,068.07	-	
Sales Tax- Guard Gate and Fence			CSG0002	########	03/31/09	10/18/28	958.40	-		958.40	91.85	31.95	3.99		127.79	830.61	-	
Paint Yard Stabilization			CSG0002	########	02/23/09	11/04/12	111,375.00	-		111,375.00	56,925.00	19,800.00	2,475.00		79,200.00	32,175.00	-	
Sales Tax- Paint Yard Stabilization			CSG0002	########	02/23/09	11/04/12	9,188.44	-		9,188.44	4,696.31	1,633.50	204.19		6,534.00	2,654.44	-	
Build Double Gates 60' long Galvanized Tubing Installed			EAP0002	########	10/08/09	06/25/29	14,260.00	-		14,260.00	891.25	475.33	59.42		1,426.00	12,834.00	-	
Sales Tax- Double Gate with Galvanized tubing			EAP0002	########	10/08/09	06/25/29	1,176.45	-		1,176.45	73.53	39.22	4.90		117.65	1,058.81	-	
Ending Balance- Land Improvements							307,632.87	-	-	307,632.87	83,487.87	26,131.66	3,456.64	-	115,477.96	192,154.89	-	-
Building 11609 Galerda 100-4260/5260																		
11609 N Galerda				########	04/22/96	09/29/44	293,998.60			293,998.60	36,051.11	5,059.81	632.48		41,743.39	254,255.21	-	
Ending Balance - Building 11609 N Galerda							293,998.60	-	-	293,998.60	36,051.11	5,059.81	632.48	-	41,743.39	254,255.21	-	-

C:\...\...XLSX

7 of 7

GBS LLC
Fixed Asset Schedule
September 30, 2011

Description	Asset #	Serial #	Ref	Life (Yrs)	Date Acq.	Retire Date	Cost: Beginning Balance 12/31/2010	Additions	Disposal	Ending Balance 09/30/11	Accumulated Depreciation: Beginning Balance 12/31/2010	Prior Mo. YTD Depr. Exp. 8/31/2011	Current Mo. YTD Expense	Disposal	Ending Balance 9/30/2011	Net Book Value: Ending Balance 9/30/2011	Gain/(Loss): Ending Balance 9/30/2011	Proceeds: Ending Balance 9/30/2011
Building (11646) 100-4270/5270																		
11646 N Galeyda				########	04/22/96	09/29/44	209,168.94			209,168.94	32,783.40	4,601.18	575.15		37,959.72	171,209.22	-	
Ending Balance - Building 11646 N Galeyda							209,168.94	-	-	209,168.94	32,783.40	4,601.18	575.15	-	37,959.72	171,209.22	-	-
Building 11647 N Galeyda 100-4280/5280																		
11647 N Galeyda				########	04/22/96	09/29/44	218,632.64			218,632.64	26,628.33	3,737.31	467.16		30,832.80	187,799.83	-	
Ending Balance - Building 11647 N Galeyda							218,632.64	-	-	218,632.64	26,628.33	3,737.31	467.16	-	30,832.80	187,799.83	-	-
Building- Allen Industrial Park 100-4281/5281																		
Acquisition of Real Property			ERIC0274	########	10/02/97	03/13/46	##########			##########	264,941.03	32,988.21	4,123.53		302,052.76	3,717,757.30	-	
Ending Balance-Building Allen Industrial Park							##########	-	-	##########	264,941.03	32,988.21	4,123.53	-	302,052.76	3,717,757.30	-	-
Building Improvements 100-4291/5291																		
Building Improvements			RECLASS	########	10/15/08	09/09/13	227,237.19			227,237.19	73,040.33	21,641.64	2,705.20		97,387.17	129,849.82	-	
Exterior Lighting Buildings 3 and 7				########	04/30/08	03/25/15	14,400.00			14,400.00	5,657.14	1,371.43	171.43		7,200.00	7,200.00	-	
Interior Lighting Building 7				########	04/30/08	03/25/15	20,300.00			20,300.00	7,975.00	1,933.33	241.67		10,150.00	10,150.00	-	
Ending Balance-Building Improvements							261,937.19	-	-	261,937.19	86,672.47	24,946.40	3,118.30	-	114,737.17	147,199.82	-	-
Automotive 100-4300/5300																		
2000 Ford F350 4Door Tandem, Diesel			NSC3003	########	08/15/08	07/26/13	12,000.00			12,000.00	5,800.00	1,600.00	200.00		7,600.00	4,400.00	-	
1981 Trailer -32' Dual Tandem Gooseneck			TRA006	########	08/15/08	07/26/13	3,815.75			3,815.75	1,844.28	508.77	63.60		2,416.64	1,399.11	-	
Toyota Tacoma		5TENX22N66Z148961	LEES	########	11/30/08	11/04/13	10,475.92			10,475.92	4,364.97	1,396.79	174.60		5,936.35	4,539.57	-	
Ford Super Duty F250		1FTSW21R48EC79799	LEES	########	11/30/08	11/04/13	10,475.92			10,475.92	4,364.97	1,396.79	174.60		5,936.35	4,539.57	-	
Ending Balance - Automotive							36,767.59	-	-	36,767.59	16,374.13	4,902.35	612.79	-	21,889.35	14,878.24	-	-
Leasehold Improvement 100-4400/5400																		
Building Lease				########	07/01/96	07/18/31	16,171.00			16,171.00	10,695.11	342.24	42.78		11,080.13	5,090.87	-	
Carpet - Building 3				########	10/11/02	03/28/41	2,000.00			2,000.00	427.35	34.19	4.27		465.81	1,534.19	-	
Remodel - Building 3				########	10/15/02	03/24/41	3,339.00			3,339.00	717.74	57.42	7.18		782.33	2,556.67	-	
Remodel - Building 5				########	10/15/02	03/24/41	700.00			700.00	149.57	11.97	1.50		163.03	536.97	-	
Carpet - Building 5				########	10/18/02	03/27/41	2,171.00			2,171.00	463.89	37.11	4.64		505.64	1,665.36	-	
Remodel - Building 1				########	11/27/02	03/06/41	445.00			445.00	94.13	7.61	0.95		102.69	342.31	-	
Cabling - Building 1				########	12/19/02	03/28/41	1,052.00			1,052.00	220.79	17.98	2.25		240.52	811.48	-	
Install lunchroom parking lot - Bldg 3				########	10/15/02	03/24/41	15,400.00			15,400.00	3,367.03	263.62	33.00		3,665.38	11,674.62	-	
Leave bldg Cleanup - N.Hou Rowlett				########	10/15/02	03/24/41	21,325.96			21,325.96	4,599.76	367.97	46.00		5,013.52	16,312.44	-	
Ending Balance - Leasehold Improvements							62,903.96	-	-	62,903.96	20,677.33	1,141.39	142.64	-	21,959.67	40,944.89	-	-
Oxidation Equipment 100-4500/5500																		
Air Compressor			DE3063	########	10/27/05	09/26/12	5,500.00			5,500.00	4,335.00	323.83	65.46		4,724.29	785.71	-	
Used 8699 Electric Airless sprayer			DE4P615	########	11/11/05	10/05/12	1,900.00			1,900.00	1,425.00	180.95	22.62		1,628.57	271.43	-	
Schwalt 6 Sack Sand Pot			DE4P615	########	11/11/05	10/05/12	1,500.00			1,500.00	1,125.00	142.86	17.86		1,285.71	214.29	-	
Clemco 3 Sack Sand Pot			DE4P615	########	11/11/05	10/05/12	1,000.00			1,000.00	750.00	95.24	11.90		857.14	142.86	-	
Mastercraft A718 Forklift			CN Pete	########	12/12/05	11/05/12	11,797.56			11,797.56	8,767.18	1,123.57	140.45		9,971.76	1,825.80	-	
2" 1-2 gall Empty Containers			BSC	########	05/31/06	02/22/13	1,724.00			1,724.00	1,170.38	164.19	20.52		1,375.10	348.90	-	
4 Empty Containers @ 5000 ea			BSC	########	05/31/06	02/22/13	3,448.00			3,448.00	2,380.75	328.38	41.05		2,750.19	697.81	-	
Ending Balance - Oxidation Equipment							26,869.56	-	-	26,869.56	19,763.82	2,359.00	319.40	-	22,362.70	4,286.89	-	-
GRAND TOTAL							##########	99,384.58	(617,154.00)	##########	1,429,416.14	393,346.09	47,574.27	(572,859.00)	##########	4,673,577.53	(40,895.00)	5,000.00

SECTION 2.1(b)

TO

GES DISCLOSURE SCHEDULES

ANCILLARY ITEMS RELATED TO THE RIG CONTRACT

Please see attached.

SECTION 2.1(b) TO THE GES DISCLOSURE SCHEDULES

vendor	item	description	vendor p/n	ges p/n	lead time	COST	down payment	order date	due date	po #
nov	top drive	500t	TDS-115A Top Drive System Package - 500T /		10-12 weeks	$ 1,557,868.30	$ 467,360.49	11/23/2011		*00015080
nov	ST-80C Hydraulic Iron Roughneck System				10-12 weeks	$ 289,260.60	$ 86,778.18	11/23/2011		*00015080
nov	hydraulic catwalk	pipe cat pc-5-47			18-20 weeks	$ 537,500.00	$ 161,250.00	11/23/2011		*00015080
derrick	shakers	two single derrick shaker	FLC503 Shakers	35,010.00 each	10-12 weeks	$ 70,020.00	NO			
derrick	d-silter	stand alone inline	s-416-s		10-12 weeks	$ 10,350.00				
derrick	d-sander	stand alone vertical	dsv-10-3		10-12 weeks	$ 9,630.00				
derrick	DEGASSER	Derrick* Vacu-Flo 1200 Degasser	Vacu-Flo 1200		10-12 weeks	$ 24,750.00				
hi-line	telescoping legs	20", 14", 16" & 18"			7-8 weeks	$ 144,000.00	NO			
pt welding	mud pit				16-18 weeks	$ 725,000.00	$ 217,500.00			
american block	traveling block	350 ton	B42E350		16-18 weeks	$ 119,000.00	$ 47,600.00	11/22/2011	3/20/2012	*00015072
american block	rotary table	Rotary Table - 27-1/2"	RK275	ROT00005829-00	16-18 weeks	$ 94,700.00	$ 37,880.00	11/22/2011	3/20/2012	*00015072
	master bushing includes bowl#3	GES STOCK			6-8 weeks		STOCK			
	insert bowl #1	GES STOCK			6-8 weeks					
american block	insert bowl #2	GES STOCK			6-8 weeks					
Ingersoll Rand	bop	50t Ton Manual Pneumatic Hoist System LIFTCHAIN 50 METRIC TON BOP HANDLING SYSTEM CONSISTING OF TWO 25 METRIC TON GEARED AIR MOTOR POWERED HOIST AND HAND GEARED TROLLEYS	MODEL BHS50MA6-30-30-P1		18-24 weeks	$ 126,115.52	NO	11/18/2011	3/12/2011	*00014991
Ingersoll Rand	Man Rider Air Winch	Man Rider 500lb Rating	FA2BMR-13MK16	WIN00009428-00	14-18 weeks	$ 37,498.00	NO	11/18/2011	2/1/2011	*00014991
Hercules	Deadline Anchor	ANCHOR, DEADLINE 100,000LB LOAD DECK MOUNTED	HA131T	ANC00004722-00	8-10 weeks	$ 31,900.00	no			
vendor	item	description	vendor p/n	ges p/n	lead time	COST	down payment			
Pinnacle Industries	Compressor, Main Air	Sullair GES STOCK	1809	COM00004723-00	6-8 weeks		STOCK			
Pinnacle Industries	Dryer, Refridgerated Air	Gardner Denver GES STOCK	RNC 125	DRY00007056-00	6-8 weeks					
Parker Hannifin	Cylinder-Hydraulic Sub Raising		377-2513-147	CYL00009268-00	10 weeks	$ 6,994.00	NO	11/23/2011		*00014995
Parker Hannifin	Hydraulic Cylinder, Drillers Cabin Raising		377-3734-001	CYL00004704-00	8-10 weeks	$ 9,566.00	NO	11/23/2011		*00014995

Parker Hannifin	CYLINDER,DRILL CABIN RAISING HI FLR , 181" STROKE WITH TRUNION MOUNT.PAINTED BLACK PRIMER		SD84MC-X-181.125 / 377-2934-048	CYL00004686-00	10-12 weeks	$	13,022.00	NO			*00014995
GRAINGER	Hydraulic Cylinder, Mast Leveling		1831438 / 52367	CYL00004712-00	2 WEEKS	$	315.00	NO	11/22/2011	12/9/2011	*00015076
Clover	mast raising cylinder	CYLINDER-HYDRAULIC, MAST RAISING, EXTENDS TO 45 FT. TWO STAGE NON-STANDARD EXTENDED LENGTH	01-0927 / new # 9000216	CYL00008946-00	12-14 weeks	$	77,044.00	NO	11/18/2011	2/1/2012	*00014997
Mustang Caterpillar	Engine / Gen Set	Caterpillar	3512C / SR4B	ENG00004834-00	12-14 weeks	$	1,310,000.00	$ 131,000.00	11/18/2011		*00015087
ameriatex	equivalent to geb28			15% down	14-18 weeks	$	357,400.00	$ 53,610.00	11/18/2011	2/21/2012	*00014998
	equivalent to geb29			25% 2- months	14-18 weeks						
	equivalent to geb22			40% shipment	14-18 weeks						
unico	unico 1600 hp drive		qty 2	VFD1001314 00	10-12 weeks	$	99,480.00	no			
	unico 1200 hp drive		qty 3	VFD1001315 00	10-12 weeks	$	215,379.00	no			
SIEMENS	FLENDER GEAR BOX		qty 2	GBX00004379-01	24-26 WEEKS	$	256,000.00	on order already			*00012707
EBM PABST	FAN		QTY 14		12-14 WEEKS	$	1,500.00	NO			
eupec thermal	Diode Bridge Rectifier Assembly	3200A/700VAC DIODES - D4709N20T, Includes Snubbers & Cooling Fans	B6U0661-00V005	DBR1001369 00	12-14 WEEKS	$	5,450.53	no			
BOMCO PUMPS				COUPLE IN STOCK	8-10 WEEKS	$	348,000.00	$ 174,000.00	11/18/2011	1/9/2012	*00015081
ADVANCED	CLOSING UNIT				12-14 WEEKS	$	94,907.00	NO	11/21/2011		*00015091
HORN EQUIP	CHOKE & KILL MANIFOLD				10-12 WEEKS$		558,163.00		11/23/2011		*00015101
HORN EQUIP	BOP STACK	11" 5K SINGLE, DOUBLE, ANNULAR			12-14 WEEKS	$	274,000.00	NO	11/23/2011		*00015102
TSC DRILL PIPE	15,000 FEET				20-22 WEEKS	$	884,400.00	NO	11/23/2011	4/10/2012	*00015069
SMITH SERVICES	DRILL COLLARS				22-24 WEEKS	$	161,676.00	NO	11/23/2011	4/1/2012	*00015071

SECTION 2.1(e)

TO

GES DISCLOSURE SCHEDULES

LEGAL DESCRIPTION OF THE LAND

Legal description of the property:

A 15.050-ACRE TRACT OF LAND SITUATED IN THE WILEY S. POWELL SURVEY, ABSTRACT 622, HARRIS COUNTY, TEXAS, BEING OUT OF THE ALLEN INDUSTRIAL PARK, AN UNRECORDED SUBDIVISION OF 20.48821 ACRES AS DESCRIBED IN DEED TO IDM EQUIPMENT, LLC, RECORDED UNDER HARRIS COUNTY CLERK’S FILE NUMBERS 20070592667 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO TRACTS 1-6) AND DEEDS TO IDM EQUIPMENT, LTD. RECORDED UNDER HARRIS COUNTY CLERK’S FILE NUMBER Z167750 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 7, 8 AND 9), HARRIS COUNTY CLERK’S FILE NUMBER Z167751 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 10 AND 11) AND HARRIS COUNTY CLERK’S FILE NUMBER 20070592669 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY, (AS TO LOTS 12 AND 13); BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, (BEARINGS BASED ON THE TEXAS COORDINATE SYSTEM OF 1983, SOUTH CENTRAL ZONE (4204), AS DETERMINED BY GPS MEASUREMENTS):

BEGINNING at a 1-1/2-inch iron pipe found in the north right-of-way line of Breen Road (60-foot width) marking the southeast comer of a called 8-acre tract of land described in a special warranty deed to Donald M Wright and Doris Glynda Wright recorded under Harris County Clerk’s File Number 1253792 of the Official Public Records of Real Property, same being the southwest comer of said Lot 13 and of the herein described tract of land;

THENCE North 02°14’10” West, with the east line of said Wright 8-acre tract and the west line of said Lots 13 (called Tract 5), 12 (called Tract 6), 11 and 10, at a distance of 189.34 feet pass a found 3/8-inch iron rod bears North 87°46’ East, 0.9 feet, at a distance of 377.34 feet pass a found 3/4-inch iron rod, continuing in all a total distance of 749.80 feet to a 1-1/2-inch iron pipe found at the northeast comer of said called 8-acre tract of land and an interior comer of said called Lot 10 and the herein described tract of land;

THENCE South 87°17’31” West, a distance of 644.77 feet with the north line of said called 8-acre tract of land and a south line of said Lot 10 to a found 1-1/4-inch iron pipe found in the northeasterly right-of-way of the Burlington Northern Santa Fe Railroad at the northwest comer of said called 8-acre tract of land and the most west southwest comer of said called Lot 10 and of the herein described tract of land;

THENCE North 27°56’57” West, a distance of 22.29 feet with said northeasterly right-of way line of the Burlington Northern Santa Fe Railroad and the southwesterly line of said

SECTION 2.1(e) TO THE GES DISCLOSURE SCHEDULES

Lot 10 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set at the southwest comer of a called 10.114 acre tract of land described in a deed to Entex (now Centerpoint Energy Entex) recorded under Harris County Clerk’s File Number T153368 of the Official Public Records of Real Property, the northwest comer of said Lot 10 and the herein described tract of land;

THENCE North 87°17’31” East, with the south line of said called 10.114 acre tract of land and the north line of said Lot 10 and Lot 6 (called Tract 4), at 981.78 feet pass a found 5/8-inch iron rod at the common comer of said Lots 10 and 6, continuing in all a distance of 1321.88 feet to a 3/8-inch iron rod found at the northwest comer of a called 2.72897 acre tract of land described in a deed to IWC Services, Inc. recorded under Harris County Clerk’s File Number S592673 of the Official Public Records of Real Property and the northeast comer of said Lot 6 for the most northerly northeast comer of the herein described tract of land;

THENCE South 02°14’10” East, a distance of 172.99 feet with the west line of said called 2.72897 acre tract of land and the east line of said Lot 6 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set at the northwest comer of a called 0.41143-acre tract of land denoted as Tract 6 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property for an interior comer of the herein described tract of land;

THENCE North 87°45’35” East, a distance of 430.22 feet with the south line of said called 2.72897 acre tract of land and the north line of said called 0.41143-acre tract of land to an “X” cut in concrete set at the point of curvature of a curve to the left;

THENCE continuing along the south line of said called 2.72897-acre tract of land and the north line of said called 0.41143-acre tract of land and with the arc of said curve to the left having an arc length of 70.25 feet, a radius of 76.91 feet, a central angle of 52°20’00” and a chord which bears North 61°35’23” East, 67.83 feet to an “X” cut in concrete set at the point of reverse curvature of a curve to the right;

THENCE continuing along the south line of said called 2.72897-acre tract of land and the north line of said called 0.41143-acre tract of land and with the arc of said reverse curve to the right having an arc length of 85.17 feet, a radius of 106.91 feet, a central angle of 45°38’36” and a chord which bears North 58°14’42” East, 82.93 feet to an ‘X” cut in concrete set in the west right-of-way line of North Houston Rosslyn Road (width varies) at the northeast comer of said called 0.41143-acre tract of land for the most easterly northeast comer of the herein described tract of land;

THENCE South 02°14’10” East, a distance of 30.29 feet with said west right-of-way line of North Houston Rosslyn Road as described in a deed to the County of Harris recorded under Harris County Clerk’s File Number K542290 of the Official Public Records of Real Property and the east line of said called 0.41143-acre tract of land to a 5/8-inch iron rod with cap stamped RPLS 1628” found at the northeast comer of a called 1.8478 acre tract of land described in a deed to Four Seasons Business Park 1, LLC recorded under Harris

SECTION 2.1(e) TO THE GES DISCLOSURE SCHEDULES

County Clerk’s File Number 20070032770 of the Official Public Records of Real Property and the southeast comer of said called 0.41143-acre tract of land for the most easterly southeast comer of the herein described tract of land;

THENCE along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land, with the arc of a non-tangent curve to the left having an arc length of 57.73 feet, a radius of 76.91 feet, a central angle of 43°00’39” and having a chord which bears South 56°55’44” West, 56.39 feet to a 5/8-inch iron rod with cap found stamped “RPLS 1628” at the point of reverse curvature of a curve to the right;

THENCE along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land, with a the arc of said reverse curve to the right having an arc length of 97.65 feet, a radius of 106.91 feet, a central angle of 52°20’00” and having a chord which bears South 61°35’24” West, 94.29 feet to a 5/8-inch iron rod with cap found stamped “RPLS 1628” at the point of tangency;

THENCE South 8J045’35” West, a distance of 409.50 feet, along the north line of said called 1.8478 acre tract of land and the south line of said called 0.41143-acre tract of land to an “X’ cut in concrete set in the east line of a called 0.2058-acre tract of land denoted as Tract 1 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property for an interior comer of the herein described tract of land;

THENCE South 02°11‘14” East, a distance of 141.00 feet with the west line of said called 1.8478-acre tract of land and said called Tract 1 to a 5/8-inch iron rod with cap stamped “RPLS 1628” found at the southwest comer of said called 1.8478-acre tract of land and the southeast comer of said called Tract 1 for an interior comer of the tract herein described tract of land;

THENCE North 87°45’35” East, a distance of 542.66 feet with the south line of said called 1.8478-acre tract of land and the north line of a called 2.8611-acre tract of land denoted as Tract 2 and 3 in said deed to IDM Equipment, LLC, recorded under Harris County Clerk’s File Number 20070592667 of the Official Public Records of Real Property to a 5/8-inch iron rod with cap stamped “RPLS 1628” found in the west right-of-way line North Houston Rosslyn Road (width varies) as described in a deed to the County of Harris recorded under Harris County Clerk’s File Number K542289 of the Official Public Records of Real Property at the southeast comer of said called 1.8478-acre tract of land and the northeast comer of said called Tract 2 and 3 for an east comer of the herein described tract of land;

THENCE South 02°14’10” East, a distance of 206.03 feet with said west right-of-way line of North Houston Rosslyn Road and the east line of said called Tract 2 and 3 to a 5/8-inch iron rod with cap stamped “RPLS 5485” set for the southeast comer of said called Tract 2 and 3 and the northeast comer of a called 1.4969-acre tract of land described in a deed to Meritex Properties, L.P. recorded under Harris County Clerk’s File Number N541080 of the Official Public Records of Real Property for the most east southeast comer of the herein described tract of land from which a broken 2-112-inch galvanized fence post bears South 54°14’ East, 0.5 feet;

SECTION 2.1(e) TO THE GES DISCLOSURE SCHEDULES

THENCE South 87°45’35” West, a distance of 602.70 feet with the north line of said called 1.4969-acre tract of land and a called 1.56688-acre tract of land described in a deed to Chapman& Cole recorded under Harris County Clerk’s File Number L379848 of the Official Public Records of Real Property and a deed to Chapman Children’s Trust and Cole Children’s Trust recorded under Harris County Clerk’s File Number S850545 of the Official Public Records of Real Property and the south line of said called Tract 2 and 3 to a 5/8-inch iron rod found in the east line of a called 1.2651-acre tract of land denoted as Lot 8 in said deed to IDM Equipment, Ltd. Recorded under Harris County Clerk’s File Number Z167750 of the Official Public Records of Real Property, at the northwest comer of said called 1.4969-acre tract and the southwest comer of said called Tract 2 and 3 for an interior comer of the herein described tract of land;

THENCE South 02°14’10” East, a distance of 222.63 feet with the east line of said called Lot 8 and Lot 9, a called 1.25667-acre tract of land also described in heretofore noted deed, and the west line of said called 1.56688-acre tract of land to a 5/8-inch iron rod found in the north right-of-way line of Breen Road (60-foot width) at the southwest comer of said called 1.56688-acre tract of land and the southeast comer of said called Lot 9 for the most south southeast comer of the herein described;

THENCE South 87°30’29” West, along the said north right-of-way line of Breen Road and the south line of said called Lot 9 and said called Lot 13, at 320.98 feet pass a found 3/8” iron rod found, all a total distance of 627.99 feet to the POINT OF BEGINNING and containing 15.050-acres (655,582 square feet) of land.

SECTION 2.1(e) TO THE GES DISCLOSURE SCHEDULES

SECTION 2.1(f)

TO

GES DISCLOSURE SCHEDULES

GES PERMITS

GES holds the following GES Permits, none of which are assignable:

1.	Combustible Waste Storage Permit Number 07004608/4761116 from the City of Houston Solid Waste Management Department for seven storage units on site, with an expiration date of January 18, 2012.

2.	Combustible Waste Storage Permit Number 09088254/4872897 from the City of Houston Solid Waste Management Department for one storage units on site, with an expiration date of June 29, 2012.

3.	Fire Prevention Permit Number 09085751/4945050-a1 from the City of Houston – Houston Fire Department Permit Section, with an expiration date of September 22, 2012.

4.	Fire Prevention Permit Number 09085751/4945051-c7 from the City of Houston – Houston Fire Department Permit Section, with an expiration date of September 22, 2012.

5.	Fire Prevention Permit Number 09085751/4945052-f7 from the City of Houston – Houston Fire Department Permit Section, with an expiration date of September 22, 2012.

6.	Fire Prevention Permit Number 09085751/4945053-h3 from the City of Houston – Houston Fire Department Permit Section, with an expiration date of September 24, 2012.

7.	Fire Prevention Permit Number 09085751/4945054-l1 from the City of Houston – Houston Fire Department Permit Section, with an expiration date of September 22, 2012.

8.	Fire Prevention Permit Number 09086661/4945055-m3 from the City of Houston – Houston Fire Department Permit Section, with an expiration date of September 24, 2012.

9.	Life Safety Compliance Certificate from the City of Houston for Building 1 located at 11616 North Galayda Street, issued on October 4, 2010.

10.	Life Safety Compliance Certificate from the City of Houston for Building 2 located at 11603 North Galayda Street, issued on July 1, 2010.

SECTION 2.1(f) TO THE GES DISCLOSURE SCHEDULES

11.	Certificate of Occupancy from the City of Houston for Building 3 located at 11609 North Galayda Street, issued on October 22, 2010.

12.	Receipt for Certificate of Occupancy from the City of Houston Department of Public Works & Engineering Code Enforcement for Building 4 located at 11601 North Galayda Street, issued on September 18, 2009.

13.	Life Safety Compliance Certificate from the City of Houston for Building 5 located at 7444 Getty Street, issued on May 3, 2010.

14.	Certificate of Occupancy from the City of Houston for Building 6 located at 11617 North Galayda Street, issued on October 26, 2010.

15.	Certificate of Occupancy from the City of Houston for Building 7 located at 11611 North Houston Rosslyn Road, issued on October 26, 2010.

16.	Certificate of Occupancy from the City of Houston for Building 8 located at 11611 North Houston Rosslyn Road, issued on October 22, 2010.

17.	Certificate of Occupancy from the City of Houston for Building 9 located at 11611 North Houston Rosslyn Road, issued on October 26, 2010.

SECTION 2.1(f) TO THE GES DISCLOSURE SCHEDULES

SECTION 2.3(a)

TO

GES DISCLOSURE SCHEDULES

GES ASSUMED LIABILITIES

1.	Wages related to the Transferred Employees that are accrued and unpaid as of the Closing Date.

2.	Vacation time related to the Transferred Employees that is accrued and unused as of the Closing Date.

3.	Sick leave related to the Transferred Employees that is accrued and unused as of the Closing Date.

4.	Amounts in flexible spending and employee benefit accounts related to the Transferred Employees as of the Closing Date.

5.	All discretionary Bonuses payable to the Transferred Employees under the existing discretionary bonus plan as of the Closing Date. For the avoidance of doubt, this does not include the $20,000 bonus due to Ed Pitts payable in March 2012, which shall remain a liability of GES.

6.	The obligations related to the Term Loan Liabilities.

7.	The lease obligations related to the GES information technology equipment, as further described as documents numbered 6 and 8 on Schedule 4.19.

8.	The lease obligations related to that certain real property lease, as further described as document number 11 on Schedule 4.19.

9.	Costs and expenses, including attorneys’ fees, accountants’ fees and other professional fees and expenses, incurred by GES in connection with the negotiation, preparation, execution and delivery of the Agreement and the transactions contemplated by the Agreement.

SECTION 2.3(a) TO THE GES DISCLOSURE SCHEDULES

SECTION 2.4

TO

GES DISCLOSURE SCHEDULES

GES EXCLUDED ASSETS

1.	All contracts between GES and third parties, other than the Rig Contract and the Assigned Contracts, and all purchase orders, works-in-process, inventory and equipment created or used by GES in connection with its obligations under such contracts.

2.	Prepaid expenses related to GES and its Affiliates, other than the Remaining Deposit, any prepaid expenses and deposits related to any of the Assigned Contracts and any other prepaid expenses and deposits directly related to any other rig construction contracts entered into between RAC and GES.

3.	Shop tools in Building 3 and front of Building 5.

4.	Test equipment related to testing of Well Servicing equipment for WSS.

5.	Jib cranes and similar equipment related to the assembly of Well Servicing equipment for WSS.

6.	Computers and other information technology equipment in the possession of Chris Ruffner and Michael Stansberry and any employees of WSS or SWOP as of the Effective Date.

SECTION 2.4 TO THE GES DISCLOSURE SCHEDULES

SECTION 4.6

TO

GES DISCLOSURE SCHEDULES

PERMITTED LIENS

1.	GES has granted to Iberiabank a first lien deed of trust on the Real Estate, pursuant to that certain Deed of Trust, Security Agreement and UCC Financing Statement for Fixture Filing, filed May 11, 2011 and recorded under the Harris County Clerk’s File No. 20110190625.

2.	GES has granted a security interest in all of its assets to secure the obligations of GES under the Term Loan pursuant to that certain Security Agreement dated May 9, 2011, by and between GES and Iberiabank, and evidenced by UCC Financing Statements # 2011 1736563, 2011 1736787, and 2011 1738361, in each case filed with the Delaware Department of State on May 9, 2011.

SECTION 4.6 TO THE GES DISCLOSURE SCHEDULES

SECTION 4.8(b)

TO

GES DISCLOSURE SCHEDULES

REAL ESTATE MATERIAL DEFECTS

None.

SECTION 4.8(b) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.8(e)

TO

GES DISCLOSURE SCHEDULES

REAL ESTATE ENCROACHMENTS

1.	The gravel and concrete roads referred to as Getty Lane and Galayda Street encroach upon the gas pipeline easement granted to Entex, Inc. by document filed under Harris County Clerk’s File No. G086415.

2.	The gravel and concrete road referred to as Getty Lane encroaches along the east property line upon the pipeline easement granted to United Gas Pipeline Company by instrument(s) recorded under Volume 3456, Page 556 of the Deed Records of Harris County, Texas.

3.	The gravel and concrete road referred to as Getty Lane encroaches along the east property line upon the pipeline easement(s) granted to Industrial Gas Supply Corporation filed for record under Harris County Clerk’s File No. D574205 and File No. D574206, and as referred to as the Texas Compressor Corp easement on the survey.

4.	A 10’x38’ metal storage building encroaches upon the tract northerly adjacent to the Real Estate.

SECTION 4.8(e) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.8(f)

TO

GES DISCLOSURE SCHEDULES

REPAIRS OR CORRECTIONS TO REAL ESTATE OR THE IMPROVEMENTS

None.

SECTION 4.9(a) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.11(g)

TO

GES DISCLOSURE SCHEDULES

TAX EXAMINATIONS

1.	During the week of July 18, 2011, GES was notified by the IRS of a pending examination via telephone. The IRS has provided GES with an information document request, but, as of the Effective Date, GES has not met with the examiner nor provided such requested documentation.

SECTION 4.11(g) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.12(a)

TO

GES DISCLOSURE SCHEDULES

GES INTELLECTUAL PROPERTY

1.	The plans and specifications associated with the Quicksilver Rig.

2.	The plans and specifications associated with the Frontier Class Rig.

3.	The plans and specifications associated with the Pioneer Class Rig.

4.	The plans and specifications associated with the Ultra Rig.

5.	All rights, title and interest in, to and associated with the Generation 4 software designed by GES.

6.	The following trademarks:

a.	Serial Number: 76701176 (Word Mark) – Quicksilver

b.	Serial Number: 76701893 (Word Mark) – Ultra

c.	Serial Number: 76701180 (Word Mark) – Pioneer

d.	Serial Number: 76701178 (Word Mark) – Frontier

e.	Serial Number: 78569368 (Word Mark) – Quicksilver Drilling System

f.	Serial Number: 78566894 (Word Mark) – Quicksilver Drilling Rig

SECTION 4.12(a) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.12(b)

TO

GES DISCLOSURE SCHEDULES

PROCEEDINGS RELATED TO GES INTELLECTUAL PROPERTY

None.

SECTION 4.12(b) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.13

TO

GES DISCLOSURE SCHEDULES

LITIGATION

None.

SECTION 4.13 TO THE GES DISCLOSURE SCHEDULES

SECTION 4.14

TO

GES DISCLOSURE SCHEDULES

INSURANCE

Please see attached.

SECTION 4.14 TO THE GES DISCLOSURE SCHEDULES

Global Energy Services Operating, LLC
Insurance Summary
Term: 03/16/2011 to 03/16/2012

Coverage	Limits of Liability		Deductible	Annual Premium
Workers' Compensatio[illegible] yers Liability	**Workers' Compensation:**		NIL	$ 215,996
Travelers Casualty Insurance Co	Statutory	As Prescribed by State Law		
Policy Number: HSUB2959N35911				
Policy Term: 03/16/2011 - 03/16/2012	**Employers Liability:**			
	$ 1,000,000	Bodily Injury by Accident – Each Accident		
	$ 1,000,000	Bodily Injury by Disease – Policy Limit		
	$ 1,000,000	Bodily Injury by Disease – Each Employee		
	Stop Gap Liability:			
	$ 1,000,000	Bodily Injury by Accident – Each Accident		
	$ 1,000,000	Bodily Injury by Disease – Policy Limit		
	$ 1,000,000	Bodily Injury by Disease – Each Employee		
	Maritime Liability:			
	$ 1,000,000	Each Accident		
	$ 1,000,000	Aggregate		
Commercial Package	**General Liability:**		$ 25,000 Each Event	$ 471,576
(General Liability; EBL; Auto; Umbrella)	$ 2,000,000	General Total Limit (Other Products/Completed Operations)		
St. Paul Fire & Marine Insurance Co	$ 2,000,000	Products/Completed Work Total Limit		
Policy Number: VK04209710	$ 1,000,000	Personal Injury - Each Person		
Policy Term: 03/16/2011 - 03/16/2012	$ 1,000,000	Advertising Injury - Each Person		
	$ 1,000,000	Each Event - Combined Single Limit - Bodily Injury and Property Damage		
	$ 100,000	Premises Damage Limit		
	$ 5,000	Medical Expense Limit		
	Employee Benefits Liability (Claims Made):		$ 1,000 Each Claim	
	$ 1,000,000	Each Wrongful Act		
	$ 3,000,000	Total Limit		
		Each Claim Deductible		
	Business Automobile:			
	$ 1,000,000	Combined Liability - Bodily Injury and Property Damage (Symbol 1 - Any Auto)	NIL	
	$ 1,000,000	Combined Single Limit - Uninsured/Underinsured Motorist Bodily Injury (Symbol 1 - Any Auto)		
	$ 2,500	Personal Injury Protection (Symbol 5)		
	$ 5,000	Medical Payments (Symbol 2)		
	ACV or Cost of Repair	Collision (Symbol 8 & 10)	$ 1,000	
	ACV or Cost of Repair	Comprehensive (symbol 8 & 10)	$ 1,000	
	Umbrella Liability:			
	$ 25,000,000	General Total Limit	$ 10,000 SIR	
	$ 25,000,000	Products/Completed Operations Total Limit		
	$ 25,000,000	Personal Injury Each Person Limit		
	$ 25,000,000	Advertising Injury Each Person Limit		
	$ 25,000,000	Each Event Limit		

G:\clients\Global Energy Services Operating, LLC\2011\Miscellaneous\11-12 Insurance Summary pfb.xls
1

Global Energy Services Operating, LLC
Insurance Summary
Term: 03/16/2011 to 03/16/2012

Coverage	Limits of Liability			Deductible	Annual Premium
Underlying Coverages:	**General Liability:**				
	$	2,000,000	GeneralAggregate (Other Products/Completed Operations)		
	$	2,000,000	Products/Completed Operations		
	$	1,000,000	Personal Injury and Advertising Injury		
	$	1,000,000	Each Occurrence		
	Employee Benefits Liability:				
	$	1,000,000	Each Wrongful Act		
	$	3,000,000	Aggregate		
	Automobile Liability:				
	$	1,000,000	Combined Single Limit		
	Employers Liability:				
	$	1,000,000	Bodily Injury by Accident – Each Accident		
	$	1,000,000	Bodily Injury by Disease – Policy Limit		
	$	1,000,000	Bodily Injury by Disease – Each Employee		
	Maritime Employers Liability:				
	$	1,000,000	Bodily Injury by Accident – Each Accident		
	$	1,000,000	Bodily Injury by Disease – Policy Limit		
Commercial Property	$	39,018,585	Property Values	$ 10,000	$ 201,747
Hanover Insurance Company	$	19,569,334	SWOP Scheduled Inventory Values		
Policy Number: RHD818068306	$	5,000,000	Flood – Any One Occ & Annual Agg Limit – Applicable to Flood Zones X ONLY	$ 50,000	
Policy Term: 03/16/2011 - 03/16/2012	$	5,000,000	Earthquake Any One Occ & Annual Agg Limit	$ 50,000	
				$ 250,000	
				Named Storm	
				72 Hours	
				BI Waiting Period	
Executive Risk Package	**Directors & Officers Liability:**				$ 38,502
(D&O; EPL; Fiduciary; Crime; Special Crime	$	5,000,000	Maximum Aggregate Limit of Liability for this coverage section	NIL	
Workplace Violence Expense)	$	1,000,000	D&O Insuring Clause C	Clause A	
Executive Risk Indemnity (Chubb)			D&O Coverage - Section IV	$ 35,000	
Policy Number: 82114985				Clause B	
Policy Term: 03/16/2011 - 03/16/2012				$ 35,000	
				Clause C	
	Prior & Pending Litigation Dates:				
		1/1/2007	D&O Insuring Clause A		
		1/1/2007	D&O Insuring Clause B		
		1/1/2007	D&O Insuring Clause C		
	Employment Practices Liability:				
	$	3,000,000	Maximum Aggregate Limit	$ 15,000	
	$	3,000,000	EPL Insuring Clause B	$ 15,000	
	Prior & Pending Litigation Dates:				
		3/16/2006	EPL Insuring Clause A		
		3/16/2006	EPL Insuring Clause B		

G:\clients\Global Energy Services Operating, LLC\2011\Miscellaneous\11-12 Insurance Summary pfb.xls 2

Global Energy Services Operating, LLC
Insurance Summary
Term: 03/16/2011 to 03/16/2012

Coverage		Limits of Liability		Deductible	Annual Premium
	Fiduciary Liability:				
	$	1,000,000	Maximum Aggregate Limit	NIL	
	Prior & Pending Litigation Dates:				
		3/16/2006	EPL Insuring Clause A		
		3/16/2006	EPL Insuring Clause B		
	Crime Insurance Section:				
	$	5,000,000	Employee Theft	$ 15,000	
	$	5,000,000	Premises	$ 15,000	
	$	5,000,000	In Transit	$ 15,000	
	$	5,000,000	Forgery	$ 15,000	
	$	5,000,000	Computer Fraud	$ 15,000	
	$	5,000,000	Funds Transfer Fraud	$ 15,000	
	$	5,000,000	Money Orders & Counterfeit Currency Fraud	$ 15,000	
	$	5,000,000	Credit Card Fraud	$ 15,000	
	Special Crime Section:				
	$	1,000,000	Special Coverage	NIL	
	$	1,000,000	Custody		
	$	1,000,000	Expense		
	$	1,000,000	Accidental Loss Subject to:		
	$	1,000,000	Loss of Life Benefit		
		25%	Mutilation (Percentage of Loss of Life Benefit)		
		100%	All Other Accidental Loss		
	$	1,000,000	Legal Liability costs		
	$	500,000	Emergency Political Repatriation		
	Workplace Violence Expense:				
	$	1,000,000	Policy Limit	NIL	
Excess Directors & Officers Liability Continental Casualty Company Policy Number: 287356403 Policy Term: 03/16/2011 - 03/16/2012	$	5,000,000	Excess of $5,000,000	Underlying D&O	$ 11,000
Foreign Package *(Foreign Liability; Foreign Auto; Foreign WC; Foreign AD&D; Foreign Crime)* St. Paul Fire & Marine Insurance Company Policy Number: GB08300013 Policy Term: 03/16/2011 - 03/16/2012	**Foreign General Liability:**				$ 60,905
	$	2,000,000	General Total Limit		
	$	2,000,000	Products - Completed Work Total Limit		
	$	1,000,000	Personal Injury Limit		
	$	1,000,000	Advertising Injury Limit		
	$	1,000,000	Each Event Limit		
	$	10,000	Medical Expense Limit - Per Person		
	$	250,000	Damage Limit Premises		
	Employee Benerfits Liability:				
	$	1,000,000	Each Wrongful Act	$ 1,000	
	$	1,000,000	Total Limit		
	Foreign Automobile/DIC:				
	$	1,000,000	Combined Liability Single Limit		
	$	10,000	Medical payments Protection		
	$	25,000	Medical Expenses Per Accident		

G:\clients\Global Energy Services Operating, LLC\2011\Miscellaneous\11-12 Insurance Summary.pfb.xls

3

Global Energy Services Operating, LLC
Insurance Summary
Term: 03/16/2011 to 03/16/2012

Coverage	Limits of Liability		Deductible	Annual Premium
	Voluntary Workers' Compensation			
	Statutory as Prescribed by WC law of the State of Hire			
	US and Canadian Resident Employees of the Insured			
	Repatriation / Transportation Expenses			
	$ 250,000	Transportaton Expenses Each Person Limit		
	$ 500,000	Transportaton Expenses Total Limit		
	US and Canadian Resident Employees of the Insured			
	Third Country National Employees of the Insured			
	Local National Employees of the Insured			
	Employers Liability			
	$ 1,000,000	Each Employee for Injury by disease		
	$ 1,000,000	Policy Limit for Injury by disease		
	$ 1,000,000	Each Accident for Injury by Accident		
	US and Canadian Resident Employees of the Insured			
	Accidental Death and Dismemberment:			
	$ 100,000	Each Employee, subject to Benefit Schedule		
	$ 300,000	Each Accident Limit (All Employees)		
	$ 500,000	Total Limit (All Accidents During the Annual Policy Period)		
	$ 10,000	Medical Expenses - Each Employee		
	$ 50,000	Medical Expenses Total Limit (All Employees)		
	Benefit Schedule:			
	100%	Loss of Life		
	100%	Total and permanent loss of sight in both eyes		
	100%	Total and permanent loss of hearing in both ears		
	50%	Total and permanent loss of sight in one eye		
	50%	Total and permanent loss of sight in one ear		
	100%	Loss of two limbs		
	50%	Loss of one limb		
	100%	Total and permanent loss of sight in one eye and loss of one limb		
	100%	Total and permanent loss of hearing in one ear and loss of one limb		
	25%	Loss of thumb and index finger on the same hand		
	Global Kidnap and Ransom:			
	$ 100,000	Ransom		
	$ 100,000	Transit		
	$ 100,000	Crisis Response Fees & Expenses		
	$ 100,000	Additional Expenses		
	$ 100,000	Legal Liability		
	Limits are Per Insured Event and in the Aggregate			

G:\clients\Global Energy Services Operating, LLC\2011\Miscellaneous\11-12 Insurance Summary.pfb.xls

4

SECTION 4.19

TO

GES DISCLOSURE SCHEDULES

ASSIGNED CONTRACTS

1.	Service Agreement dated June 16, 2010, by and between IDM Equipment Co and Waste Management of Texas Inc.

2.	Recycling Service Agreement dated March 29, 2011, by and between Global Energy Services and Abitibi Consolidated Corporation.

3.	Consulting Services Agreement dated May 1, 2010, by and between Global Energy Services and Alui, Inc.

4.	Software Financing Agreement number 983710 dated March 22, 2011, by and between GES Global Energy Services Inc. and CIT Technology Financing Services, Inc.

5.	Software Acceptance dated March 31, 2011, by and between GES Global Energy Services Inc. and CIT Technology Financing Services, Inc.

6.	Lease Agreement No. 1038-01 dated August 24, 2007, by and between IDM Equipment, LLC and Insight Financial Corporation and as amended by that certain Amendment No. 1 dated November 29, 2007, Amendment No. 2 dated February 12, 2008, and Amendment No. 3 dated May 1, 2008. Pursuant to that certain Acknowledgement of Assignment effective May 23, 2008, Insight Financial Corporation assigned its rights under Lease Agreement No. 1038-01 to Macquarie Equipment Finance, LLC.

7.	Internet Services Contract dated April 27, 2010, by and between Global Energy Services and LOGIX.

8.	Premier Lease Agreement dated August 23, 2011, by and between Global Energy Services, Inc. and Konica Minolta Premier Finance.

9.	Standard CPC Maintenance Contract dated August 23, 2011, by and between Global Energy Services, Inc. and Konica Minolta Premier Finance.

10.	Sales and Service Agreement dated April 1, 2011, by and between Global Energy Services and Nestle Waters North America Inc.

11.	Oral lease agreement dated November 10, 2007, by and between Donald M. Wright and IDM Equipment, LLC, as amended by that certain Lease Modification and Extension Agreement dated December 11, 2008, relating to a portion of the 8 acre site owned by Mr. and Mrs. Don Wright located to the west of the Real Estate, currently leased on a month-to-month basis, terminable upon 30 days notice of either party thereto.

SECTION 4.19 TO THE GES DISCLOSURE SCHEDULES

SECTION 4.20(a)

TO

GES DISCLOSURE SCHEDULES

TRANSFERRED EMPLOYEES

Please see attached.

SECTION 4.20(a) TO THE GES DISCLOSURE SCHEDULES

Independence Contract Drilling

Employee Transfer Schedule

November 19, 2011

Account	D/I/S	Rate	Department	Annual Wage/ Salary	Job Title

501	D		MECHANICAL
		H	Serrano, Gustavo A	50,232	Mechanic 1
		H	Uriostegui, Francisco	36,400	Mechanic 2

502	D		ELECTRICAL

		H	Barrera, Eloy	31,117	Electrical Control System Wire Person
		H	Bennett, Nicholas	45,760	Electrical Control System Foreman
		H	Cooper, Curtis	41,600	Electrical Rig Up Foreman
		H	Garcia, Randy	37,440	Electrical Assembly Lead Man
		H	Moore, Rayford G	49,920	Electrical Rig Up Foreman
		H	Nguyen, Chon Van	39,520	Electrical Control System Wire Person
		H	Nguyen, Hien Minh	35,360	Electrical Rig Up
		H	Nguyen, Ho Hai	39,520	Electrical Rig Up
		H	Nguyen, Kevin	35,360	Electrical Rig Up
		H	Pierson, Janes E	33,634	Electrical Rig Up
		H	Quach, Paul	37,128	Electrical Control System Wire Person
		H	Templeton, Danny L	37,440	Electrical Rig Up

503	D		FABRICATION
		H	Lopez, Rigoberto	39,520	Welder
		H	Moran Jr, Victor H	39,520	Fitter
		H	Moran Sr, Victor H	59,987	Fabrication Supervisor
		H	Perez Rodriguez, David	47,840	Supervisor

504	D		RIG UP
		H	Dana, Aaron L	62,920	Manufacturing Supervisor
		H	Haney, Jimmy L	52,000	Crane operator Leadman
		H	Scott, Raymond W	54,600	Material Handling Supervisor
		H	Torres, Carlos I	37,440	Rig Up Leadman
		H	Turner, Finis E	52,000	Rig Up Supervisor

506	D		FIELD SERVICE
		H	Barnes, Anthony T	45,760	Field Service Electrical Tech - Level 1
		H	Barnes, Byron D	83,200	Senior Field Service Engineer
		H	Cates, Christopher R	56,160	Field Svc Elec Tech - Level 1
		H	Coleman Jr, David	54,080	Field Svc Elec Tech - Level 2
		H	Love, Barry L	62,400	Field Svc Elec Tech - Level 3
		H	Martin, George E	45,760	Field Service Electrical Tech - Level 1
		H	Nguyen, Giang	62,400	Electrical Control System Foreman
		H	Nnamadim, Ferdinand	66,560	Field Svc Elec Tech - Level 3
		H	Ramos, Cesilio H	62,400	Field Svc Elec Tech - Level 3
		H	Richards, Daniel N	45,760	Field Svc Elec Tech - Level 1
		S	Adams, Randell	42,000	Field Service Coordinator
		S	Sullivan, Finis M	126,000	Director of Field Service

522	I		PROJECT MGT
		S	Johnson, Margaret L	39,900	Project Mgmt Coordinator
		S	Shrove Jr, James R	142,500	Project Manager, GES DS
		S	Wade, Nancy A	100,000	Project Mgmt & Admin / HR Manager

523	I		MFG MGT
		S	Hancock, James T	160,000	Vice President / General Manager

524	I		MFG MECH MGT
		S	McCoy, Paul E	126,850	Mech Production Sr Mgr

525	I		MFG ELEC MGT
		S	McDonald, Lance R	120,000	Electrical Manufacturing Mgr

528	I		FACILITIES
		H	McCoy, Lawrence	45,760	Facilities Coordinator
		H	Whitaker, Jeff	37,440	Maintenance Technician 2

529	I		ENGR MGT
		S	Fortson, Fred	152,250	V P of Engineering

530	I		ELEC ENGR
		S	Afanassiev, Iouri	72,000	Electronic Engineer
		S	Frank, Chad E	122,500	Manager of Electrical Engineering
		S	Olsen, Allen	100,000	Applications Engineer
		S	Schlueter, Carl	67,000	Drafter / Designer
		S	Vo, Thanh	65,520	Electrical Engineer

531	I		ENGR CONTROLS
		S	Bunds, Mark E	84,000	Senior Software Developer

532	I		MECH/STR ENGR
		H	Garcia, America B	83,200	Mechanical Drafter
		H	Gephart, Robert J	81,120	Drafter Mating/Piping 3-D
		S	Anthony, Alan J	55,000	Manufacturing Engineer
		S	Nichols, Joseph	86,500	Mechanical Engineer
		S	Oliver, Krystle E	50,000	Engineering Coordinator

611	SGA		SALES OUTSIDE
		H	Cagle, Dawn R	33,280	Administrative Assistant

612	SGA		SALES INSIDE
		S	Cruz, Xochilt	42,848	Inside Sales

620	SGA		IT
		S	Anzaldua, Eduardo	100,000	Director of IT
		S	Boswell, Diana M	51,500	Desktop Support Specialist

621	SGA		ACCOUNTING
		H	Chilcutt, Bridget C	37,442	Staff Accountant
		H	Couch, Amy E	40,040	Accounts Payable Lead

		S	Craig, Julie A	80,000	Assistant Controller
		S	Mahoney, Michael A	108,000	Controller
		S	Oketch, Silvanus E	46,500	Staff Accountant

622	SGA		HR
		S	Joyce, Michaelyn R	55,545	Corporate PR & Ben Coord
		S	Washam, Kristi	50,000	Recruiter

623	SGA		MATL MGT/PUR
		H	Hirsch, Michael	32,240	Shipping / Receiving Clerk
		H	Nguyen, Trung Phuoc	45,760	Warehouse Manager
		H	Ochoa, Stella M	36,046	Receiving Clerk
		S	Bobo, Dennis R	115,000	Purchasing Manager
		S	D’Entremont, David A	72,000	Buyer
		S	Horton, Lisa R	48,875	Buyer
		S	O’Brien, David A	125,000	Purchasing & Planning Manager
		S	Pitts, Edward S	185,000	Director of Materials Management
		S	Riggins, Thomas D	72,000	Materials Coordinator

624	SGA		QA / QC
		H	Arie, Clayde R	41,600	QC Inspector
		H	Babineaux, Ron C	41,600	QC Inspector
		H	Byrd, Jolanda L	41,600	QC Inspector
		H	Crisp, Garry E	41,517	QA / QC Coordinator
		H	Manck, Christie R	24,960	Document Control Assistant
		H	Reyna, Jessica	24,960	Document Control Assistant
		H	Turner, Joshua L	41,600	QC Inspector
		H	Wright, Shannon R	24,960	Document Control Assistant
		S	Berger, Eric A	90,000	Director of QA/QC API Mgmt Rep
		S	Stansberry, Catherine	36,750	QA/QC Document Ctrl Admin

SECTION 4.20(b)

TO

GES DISCLOSURE SCHEDULES

TRANSFERRED CONTRACTORS

Name	Date of Contract	Rate	Duties
Agustin Arvizo	11/07/2011	$45 per hour	Welder
Robert Coles	08/23/2011	$45 per hour	Welder
Aaron Davidson	11/11/2011	$45 per hour	Welder
Richard de Carvalho	11/07/2011	$45 per hour	Welder
Jose De Leon	06/06/2011	$45 per hour	Welder
Jose Diaz	08/09/2011	$45 per hour	Welder
Taurino Fermin	08/26/2011	$45 per hour	Welder
Tommy Ford	01/28/2009	$45 per hour	Welder
Ronald Guidry	09/19/2011	$45 per hour	Welder
Taylor Harney	08/30/2011	$45 per hour	Welder
Garland Hill, Sr.	07/27/2011	$45 per hour	Welder
Juan Mendoza	05/25/2011	$45 per hour	Welder
Justin Morris	06/29/2011	$45 per hour	Welder
Adalberto Perez	08/22/2011	$45 per hour	Welder
Victor Perez	08/10/2011	$45 per hour	Welder
Fredy Leonel Pozo	01/27/2009	$45 per hour	Welder
Juan Ramirez	08/26/2011	$45 per hour	Welder
Kirk Rogers	09/01/2011	$45 per hour	Welder
Moises Sarabia	09/08/2011	$45 per hour	Welder
Randall Shackelford	01/28/2009	$45 per hour	Welder
Ray Smith	05/24/2011	$45 per hour	Welder
Sammy Templeton	09/12/2011	$45 per hour	Welder
Todd Theriot	10/08/2009	$45 per hour	Welder
Robinson Vargas	06/06/2011	$45 per hour	Welder
Carlos Ventura	09/16/2011	$45 per hour	Welder
Jerry Vines Jr.	07/20/2011	$45 per hour	Welder
Gregg Woerner	01/28/2009	$45 per hour	Welder
Steven Yates	07/07/2011	$45 per hour	Welder

SECTION 4.20(b) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.20(c)

TO

GES DISCLOSURE SCHEDULES

LABOR DISPUTES

None.

SECTION 4.20(c) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.20(e)

TO

GES DISCLOSURE SCHEDULES

LABOR AGREEMENTS

None.

SECTION 4.20(e) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.21(a)(iii)

TO

GES DISCLOSURE SCHEDULES

401(K) PLAN COMPLIANCE

GES is relying on a prototype determination letter obtained by Fidelity Management & Research Co from the Internal Revenue Service on March 31, 2008.

SECTION 4.2l(a)(iii) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.21(a)(v)

TO

GES DISCLOSURE SCHEDULES

COMPENSATION PAYMENTS AND ACCELERATION OF BENEFITS

None.

SECTION 4.2l(a)(v) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.21(a)(vi)

TO

GES DISCLOSURE SCHEDULES

SEVERANCE PAYMENTS

GES does not have any Benefit Plans that require severance payments but the common practice of GES is to provide to each employee that is involuntarily terminated, except those employees that are terminated for cause, a severance payment equal to two weeks of such employee’s cash compensation at the time such employee is terminated.

SECTION 4.2l(a)(vi) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.21(e)

TO

GES DISCLOSURE SCHEDULES

POST-RETIREMENT BENEFITS

None.

SECTION 4.2l(e) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.21(f)

TO

GES DISCLOSURE SCHEDULES

WORKERS’ COMPENSATION CLAIMS AND LONG TERM DISABILITY

None.

SECTION 4.2l(f) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.21(g)

TO

GES DISCLOSURE SCHEDULES

BENEFIT PLANS SUBJECT TO SECTION 409A OF THE CODE

None.

SECTION 4.2l(g) TO THE GES DISCLOSURE SCHEDULES

SECTION 4.22

TO

GES DISCLOSURE SCHEDULES

TRANSACTIONS WITH AFFILIATES

Transactions with Affiliates:

1.	GES has an outstanding receivable owed to it by Archer Drilling, an affiliate of an indirect investor of GES Parent. This receivable is a GES Excluded Asset.

2.	Lime Rock affiliates, Archer Limited and Xtreme Coil Drilling Corp are customers of GES.

3.	GES and its affiliates, SWOP, WSS, and GES Parent, share certain administrative services, including but not limited to, servers, Rackspace email hosting, AutoCad licensing, CISCO firewall, Myfax phone lines, Logix internet circuit communications and various equipment.

Interests in competitors held by Affiliates:

1.	An affiliate of Lime Rock has an investment in Tesco Corporation, an NYSE-traded company that manufactures drilling equipment.

2.	An affiliate of Lime Rock has an investment in Xtreme Coil Drilling Corp, a TSX-traded company that manufactures and operates its own drilling equipment.

SECTION 4.22 TO THE GES DISCLOSURE SCHEDULES

SECTION 9.5(c)

TO

GES DISCLOSURE SCHEDULES

PERMITTED TITLE EXCEPTIONS

To be provided at the Closing.

SECTION 9.5(c) TO THE GES DISCLOSURE SCHEDULES

ANNEX B

Company Disclosure Schedules

DISCLOSURE SCHEDULES

OF

INDEPENDENCE CONTRACT DRILLING, INC.

These Disclosure Schedules are attached as Annex B to the Asset Contribution and Share Subscription Agreement (the “Agreement”) by and among GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”), INDEPENDENCE CONTRACT DRILLING LLC, a Delaware limited liability company (“RAC”, and together with GES, each, a “Contributor” and collectively, the “Contributors”), and INDEPENDENCE CONTRACT DRILLING, INC. a Delaware corporation (the “Company”).

1.	Capitalized terms used herein without definition shall have the same meaning ascribed to such terms in the Agreement.

2.	Any disclosures contained in the schedules which refer to a document are qualified in their entirety by reference to the text of such document; provided, that (i) such disclosure is consistent with the text of such document, and (ii) a true, complete, and correct copy of such document has been delivered to GES.

3.	Section captions and other headings contained in the schedules are for reference and identification purposes only and shall not affect in any way the meaning or interpretation of any provisions of the schedule or the scope of the disclosures required herein, which shall be governed by the express terms of the Agreement.

COMPANY DISCLOSURE SCHEDULES

SECTION 6.2(a)

TO

COMPANY DISCLOSURE SCHEDULES

COMPANY EQUITY INTERESTS

Pursuant to the Independence Drilling Corporation 2011 Omnibus Incentive Plan (the “Plan”), the Company may issue various kinds of equity and similar awards, including options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and performance unit awards, cash incentive awards and other stock-based and cash-based awards to any of the employees of the Company and its affiliates, directors of the Company and any consultant, agent, representative, advisor or independent contractor who renders services to the Company or an affiliate. The Company plans to reserve shares of the Company’s common stock for the issuance of equity and similar awards pursuant to the Plan from time to time in accordance with the terms thereof and as determined by the Board of Directors of the Company or other appropriate authority.

SECTION 6.2(a) TO THE COMPANY DISCLOSURE SCHEDULES

SECTION 6.2(b)

TO

COMPANY DISCLOSURE SCHEDULES

COMPANY OPTIONS

Pursuant to the Plan, the Company may issue various kinds of equity and similar awards, including options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and performance unit awards, cash incentive awards and other stock-based and cash-based awards to any of the employees of the Company and its affiliates, directors of the Company and any consultant, agent, representative, advisor or independent contractor who renders services to the Company or an affiliate. The Company plans to issue equity and similar awards pursuant to the Plan from time to time in accordance with the terms thereof and as determined by the Board of Directors of the Company or other appropriate authority.

SECTION 6.2(b) TO THE COMPANY DISCLOSURE SCHEDULES

SECTION 6.4

TO

COMPANY DISCLOSURE SCHEDULES

STOCK TRANSFER TAXES

None.

SECTION 6.4 TO THE COMPANY DISCLOSURE SCHEDULES

SECTION 6.8

TO

COMPANY DISCLOSURE SCHEDULES

TRANSACTION WITH AFFILIATES

1.	Pursuant to the Plan, the Company may issue various kinds of equity and similar awards, including options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards and performance unit awards, cash incentive awards and other stock-based and cash-based awards to any of the employees of the Company and its affiliates, directors of the Company and any consultant, agent, representative, advisor or independent contractor who renders services to the Company or an affiliate.

2.	An affiliate of Lime Rock Partners III, L.P., which is an affiliate of a director of the Company has an investment in Xtreme Coil Drilling Corp., a TSX-traded provider of contract drilling services, which may compete with the Company.

3.	An affiliate of Lime Rock Partners III, L.P., which is an affiliate of a director of the Company, has an investment in Archer Limited, an Oslo Borse-traded provider of oilfield services, including contract drilling, which may compete with the Company.

4.	An affiliate of Lime Rock Partners III, L.P., which is an affiliate of a director of the Company, has an investment in Tesco Corporation, an NYSE-traded company that manufactures drilling equipment, which may compete with the Company.

SECTION 6.8 TO THE COMPANY DISCLOSURE SCHEDULES

EXHIBIT A

Rig Contract

Global Energy Services Operating, LLC Drilling Rig Contract

This Drilling Rig Contract and all Exhibits attached to and incorporated into this Contract by reference (“Contract”) is entered into on the 23rd day of November, 2011 (“Execution Date”) by and between Global Energy Services Operating, LLC (“Seller”) and Independence Contract Drilling, LLC (“Buyer”). Seller and Buyer may be referred to collectively as the “Parties” and individually as a “Party.”

In consideration of the promises below, the Parties agree as follows.

1.	Scope of Contract

1.1 Seller agrees to sell and Buyer agrees to buy, under the terms and conditions stated in this Contract, the equipment and materials as set forth in Exhibit A (“Rig”).

1.2 Buyer Responsibility: Buyer, through its own analysis, is solely responsible for making the final product selection and assuring that all performance, endurance, maintenance, safety, and warning requirements for Buyer’s particular application are met. Buyer must analyse all aspects of its particular application and follow applicable industry standards and product information. If Seller provides product options, Buyer is responsible for determining the utility and functionality of the option, as well as its suitability and sufficiency for the reasonably foreseeable uses of the Rig by Buyer.

2.	Terms

2.1 Buyer agrees to pay $13,665,350 (“Sales Price”) for the purchase of Rig as listed in the Seller’s Quote GES11-6114-04 attached as Exhibit B (“Quote”).

2.2 Payment shall be tendered by Buyer to Seller in installments, as follows:

a.	a down payment of 40% of the Sales Price (“Down Payment”) shall be paid within five business days after the Execution Date of this Contract (the date when these funds are received being the “Effective Date”);

b.	a second payment of 30% of the Sales Price shall be due and payable within 75 days of the Execution Date of this Contract and shall be paid by wire transfer of immediately available funds;

c.	a final payment of 30% of the Sales Price shall be due and payable immediately prior to delivery Ex-Works (Incoterms 2000) Seller’s Houston, Texas facility or any other facility designated by Seller (“EXW”) and shall be paid by wire transfer of immediately available funds; and

d.	all payments are to be tendered in U.S. Dollars($) on or before 5:00 p.m., Central Standard Time (U.S.) on the date due in the form of cleared funds at the bank designated by Seller with all time periods measured in calendar days.

2.3 The timely receipt of payment of Down Payment is a condition precedent to this Contract becoming effective. If Down Payment is not made and received when due, Seller may, at its sole option, terminate this Contract by delivery of written notice to Buyer.

2.4 In the event Seller’s costs increase more than 3% during performance of this Contract due to events beyond its reasonable control including, but not limited to, changes in law or regulations, exchange rate fluctuations, or changes in the prices of raw materials from the date of Quote, Seller shall submit evidence of the increase and Buyer shall reimburse Seller for the increased costs. Seller shall have the right to submit evidence of escalation without regard to the 3% threshold, if Buyer delays execution of this Contract or work on Rig for a total of more than 20 days in the aggregate.

2.5 Buyer and Seller agree that, in addition to the payment of the Sales Price, Buyer shall be entitled to the payment of a Contingent Bonus, calculated and payable subject to and in accordance with the terms of Annex I hereto.

3.	Delivery

3.1 Date: EXW Delivery Date shall be as listed in Exhibit B (“Delivery Date”).

3.2 Risk of Loss: Risk of loss of Rig transfers to Buyer upon delivery of Rig to Buyer or Buyer’s designated carrier or other representative in accordance with the provisions of §3.3; provided, however, that title to Rig shall not pass from Seller to Buyer until the Sales Price is paid in full.

3.3 Delivery: Delivery of Rig shall be EXW, not packed for export.

3.4 Notice of Completion and Inspection: Seller shall provide Buyer with 30 days prior notice of the Rig’s expected completion date (“Completion Date”), and Buyer shall have 10 days after Completion Date (meaning the date on which Rig is ready for delivery to the carrier in disassembled form) to inspect and accept Rig or to raise objections that Rig, in whole or in part, does not meet Technical Specifications (as defined in §5.1). If Buyer fails to raise objections in writing during the inspection period, Rig is deemed accepted and delivery is deemed to have occurred. If Buyer timely raises an objection, §3.7 will apply to corrections. Buyer shall accept the scope of supply pursuant to Exhibit D.

3.5 Testing: Incorporated into Technical Specifications (as defined in §5.1) is the protocol of components testing for Rig, and Buyer shall have the right to have a representative present at any testing.

3.6 Buyer Representatives at Inspections: In the event Buyer desires to have a representative present for pre-operational testing in Seller’s plant, Buyer shall notify Seller and request that Seller notify Buyer five business days in advance of any testing. If Buyer’s representative after Seller’s delivery of prior notice of the location and time of the testing of Rig is absent during any testing, Buyer shall be deemed to have accepted the results of the testing.

3.7 Opportunity to Cure: In the event that Buyer timely raises objections in accordance with §3.4 that Rig does not meet Technical Specifications, Seller shall have a reasonable period of time to correct any defect, and Completion Date shall be delayed to reflect the new Completion Date, if applicable. Buyer will be entitled to inspect any correction work and to request further testing and/or further work to remedy defects as may be necessary until Rig meets Technical Specifications. Seller shall be responsible for all costs of testing and any necessary cures.

Domestic Drilling Rig Contract (DRC 04-2010)

3.8 Cancellation: Where cancellation of this Contract is for Buyer’s convenience, Buyer shall reimburse Seller for all work performed (regardless of the state of completion) and shall pay to Seller (a) the net cost of all materials, transportation, insurance, and handling for which Seller has made firm contracts prior to Seller’s receipt of Buyer’s cancellation notice and which cannot be cancelled and (b) all amounts paid in settlement or termination of claims of subcontractors and suppliers and all other reasonable costs and expenses incurred in effecting cancellation (including all restocking charges and demobilization costs). For any parts, equipment or components for which Buyer has reimbursed Seller or funded in full through down payment, shall be transferred at Buyer’s cost for shipping and delivery as soon as reasonably possible to Buyer.

4.	Changes

4.1 No changes or modifications to this Contract including, but not limited to, any Rig specification, shall be made without the prior written consent of both Parties, as described on Exhibit E. Seller is not obligated to accept and reserves the right to reject any change or modification to this Contract.

4.2 Consent by Buyer or Seller may only be established by written consent executed by a designated representative as identified in Exhibit F. No individual or official not named on Exhibit F is authorized to execute a modification to this Contract, and the Parties specifically acknowledge and agree that no apparent authority may be relied on in modifying this Contract.

4.3 If Buyer requests and Seller agrees to a modification or change to Rig that results in a change in the Completion Date, the Parties agree to a reasonable extension of the estimated Completion Date to reflect the new expected date of completion. All requested changes shall be documented in accordance with Exhibit E.

5.	Technical Specifications

5.1 All specifications (“Technical Specifications”) delivered in connection with this Contract shall be set forth in Quote.

5.2 None of Technical Specification for any Rig to be delivered pursuant to this Contract may be amended, modified, altered or changed in any way without the prior written consent of both Parties in accordance with the provisions of Article 4.

5.3 Buyer acknowledges that any amendment, modification, alteration or other change to Technical Specifications may result in an alteration to the Sales Price and/or a change in the expected Completion Date and/or the Delivery Date.

6.	Documentation

Seller shall produce to Buyer all required final documentation (“Documentation”) as set out in Exhibit C.

7.	Packing/Shipping

7.1 Buyer shall engage a third-party contractor responsible for packing all Rig in accordance with Buyer’s requirements.

7.2 Seller shall not be responsible or liable for packaging Rig for shipment or for shipping Rig.

8.	Warranty of Workmanship and Materials

8.1 New equipment manufactured by Seller is warranted to be free of defects in materials and workmanship and to conform to the specifications contained herein for a period of 12 months from Delivery Date or 18 months from the Completion Date, whichever period expires first, provided Buyer subjects the new equipment to the operating conditions specified by Buyer when the order is placed and in accordance with Seller’s operating and maintenance instructions, if any, and storage requirements, if any. Remanufactured equipment provided by Seller is warranted for 12 months from Completion Date. THIS IS SELLER’S SOLE AND EXCLUSIVE WARRANTY. If a defect in Rig appears within a designated warranty period, and Buyer has given written notice within such warranty period (or 30 days after expiration of such warranty period in the event a defect in Rig appears within 30 days of expiration of such warranty period), Seller will promptly repair or replace the part, at Seller’s option, by shipping a similar part FOB shipping point or, at Seller’s option, refund an equitable portion of the Sales Price. Seller may require the return of the defective part within 60 days of failure to a designated Seller location, transportation prepaid to establish Buyer’s claim. No allowance will be made for repairs undertaken without Seller’s prior written consent. This warranty applies only to equipment manufactured by Seller and excludes standard equipment maintenance items, hoses, and expendables. Any descriptions of equipment, drawings, specifications, and any samples, models, bulletins, or similar material, used in connection with this sale are for the sole purpose of identifying equipment and are not to be construed as an express warranty that Rig will conform to the description. Any field advisory or installation support is advisory only. EXCEPT FOR THE WARRANTIES EXPRESSLY PROVIDED ABOVE, THERE ARE NO OTHER WARRANTIES AND NONE SHALL BE IMPLIED IN LAW OR OTHERWISE INCLUDING THOSE OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS OR SAMPLES, DILIGENCE, AND WORKMANLIKE SERVICE. SELLER’S WARRANTY OBLIGATIONS AND PURCHASER’S REMEDIES ARE SOLELY AND EXCLUSIVELY AS STATED IN THIS ARTICLE 8. Purchaser’s sole and exclusive remedy for breach of warranty under this Article 8, whether based upon warranty, contract or tort, including negligence, will be to proceed under this warranty. All liability of Seller shall terminate 12 months from Delivery Date or 18 months from the Completion Date, whichever period expires first.

8.2 Notwithstanding the provisions of §8.1, the Warranty shall not apply to any part of Rig that:

a.	has been altered or repaired by anyone other than Seller or Seller’s duly authorized representative;

b.	has been used or maintained other than in accordance with Documentation;

c.	has been misused or damaged due to the unreasonable use, negligence, or accident of Buyer, Buyer’s customer, or any other person or entity;

d.	has been unreasonably used by Buyer, Buyer’s customer, or any other person or entity after any person or entity knew or should have known of the defect; or

e.	is considered expendable in nature and expires as a result of normal wear and tear in the use of Rig.

Domestic Drilling Rig Contract (DRC 04-2010)

8.3 To the extent that Seller has received from the manufacturer thereof a warranty with term and scope similar to the warranties provided to Seller herein, and such warranties are assignable from Seller to Buyer, any portion of Rig sold to Buyer pursuant to this Contract but not manufactured by Seller is not warranted to any extent by Seller, but Seller shall assign to Buyer, without recourse, any warranties furnished to Seller by the vendors or manufacturers of that equipment to the extent any warranties are assignable by Seller. Seller shall cooperate with Buyer in any resulting dispute Buyer may have with any vendors or manufacturers, provided Seller shall not be obligated to incur any costs or initiate any litigation.

8.4 Seller’s liability for any breach of Warranty shall be limited to:

a.	causing Rig to perform in accordance with this Contract and Technical Specifications by repairing or replacing (at Seller’s option) any defective Rig; or

b.	reimbursing Buyer for the cost of repair or replacement in accordance with the provisions of §8.6.

8.5 If Seller advises Buyer that Seller is able to perform the warranty work, as described in §8.4, Buyer or owner/operator is obligated to allow the warranty work to be performed by Seller at Seller’s cost. In the event Seller determines that the repair or replacement is not a valid warranty claim, Buyer or owner/operator shall be charged for the parts, labor, and other trip expenses, including per diem rates where applicable, at Seller’s then current published rates, subject to Buyer’s right to contest the warranty determination in accordance with Article 11.

8.6 In the event Seller advises Buyer or the owner/operator that Seller is unable to perform the warranty work, as described in §8.4, Buyer or owner/operator may elect to cause the necessary warranty repairs or replacements to be made by a third party. In this event, Seller’s sole obligation shall be to reimburse Buyer for the reasonable costs incurred by Buyer for the repairs or replacements. If Buyer elects to proceed under the provisions of this §8.6, Buyer shall, as soon as possible (but in any event prior to the commencement of the repairs or replacements), notify Seller of the time, place, and estimated cost of the repairs or replacements. Seller shall have the right to verify, at its sole cost and expense, by its own representative, the nature and extent of the defects complained of prior to the time that the repairs or replacements are made, and if, in fact, no breach of the warranty has occurred, Buyer shall pay to Seller a per diem fee equal to Seller’s then current labor rate schedule and the reasonable expenses incurred by the representative, subject to Buyer’s right to contest the warranty determination in accordance with Article 11. Seller does not warrant the work of others who conduct repairs or replacements.

8.7 The remedies provided above for breach of the warranty are exclusive. In no event shall the obligation of Seller to repair or replace (or to reimburse Buyer for the cost of repairing or replacing) defective parts be construed to require Seller to repair or replace (or to reimburse Buyer for the cost of repairing or replacing) more than the original purchase price of the part that is found to be defective. Rig, as a whole, shall not be construed to be a “part” for the purposes of the preceding sentence and this Contract.

8.8 Seller shall have no obligation or liability for any breach of the warranty unless (a) the date of discovery of the defect or failure of Rig to perform in accordance with this Contract or Technical Specifications was prior to the expiration of the designated warranty period set forth in §8.1 and (b) Buyer shall have provided Seller with written notice of the defect or failure within 30 days of discovery.

8.9 Buyer represents that it reviewed Technical Specifications and is satisfied that Rig meets its operating requirements.

8.10 Seller offers no warranties for structural design or operating performance of Rig manufactured pursuant to drawings, designs, or specifications of Buyer or a third party acting for Buyer.

8.11 Seller may subcontract all orders.

9.	Limitations of Liability

9.1 Neither Buyer nor Seller shall be liable for any special, indirect, speculative or consequential damages of any type or character (including, but not limited to, loss of profit, use, or production) arising from or related in any way to this Contract or its performance.

9.2 To the full extent of applicable law and not specifically found elsewhere in this Contract, Seller’s total liability, in the aggregate, to Buyer or any entity claiming by, through, or under Buyer for any Claims from any cause or causes including, but not limited to, any breach of contract or warranty or negligence or strict liability shall not exceed the Sales Price of Rig provided by Seller.

10.	Indemnification

10.1 During the performance of this Contract, the Parties’ indemnity obligations shall apply to events at any geographic location where this Contract is being performed by Buyer or Seller or, following the Delivery Date, where Rig is being used by or for the benefit of Buyer.

10.2 SELLER AGREES TO DEFEND, PROTECT, RELEASE, INDEMNIFY, AND HOLD BUYER OR ITS PARENT, SUBSIDIARY, OR AFFILIATED COMPANIES AND ITS AND THEIR AGENTS, CONTRACTORS, EMPLOYEES, INSURERS, INVITEES, OFFICERS, OWNERS, REPRESENTATIVES, OR STOCKHOLDERS (“BUYER’S GROUP”) HARMLESS FROM AND AGAINST ALL CAUSES OF ACTION, CLAIMS, DAMAGES, DEMANDS, LIABILITY, LOSSES, AND SUITS OF EVERY TYPE AND CHARACTER, INCLUDING ALL LITIGATION EXPENSES, COURT COSTS, AND ATTORNEY’S FEES, ARISING OUT OF OR RELATED IN ANY WAY TO THE RIG OR THIS CONTRACT (“CLAIMS”) ARISING IN FAVOR OF SELLER OR ITS PARENT, SUBSIDIARY, OR AFFILIATED COMPANIES AND ITS AND THEIR AGENTS, CONTRACTORS, EMPLOYEES, INSURERS, INVITEES, OFFICERS, OWNERS, REPRESENTATIVES, OR STOCKHOLDERS (“SELLER’S GROUP”) THAT ARE ASSERTED FOR PERSONAL INJURY, DEATH, OR LOSS OF OR DAMAGE TO ANY PROPERTY ARISING OUT

Domestic Drilling Rig Contract (DRC 04-2010)

OF, RESULTING FROM, OR RELATING IN ANY WAY TO THIS CONTRACT OR ANY ACTS OR OMISSIONS IN CONNECTION HEREWITH INCLUDING, WITHOUT LIMITATION, ANY BREACH OF THIS CONTRACT, REGARDLESS OF WHETHER BUYER OR OTHERS MAY BE WHOLLY, CONCURRENTLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT, AND REGARDLESS OF ANY DEFECT IN PREMISES, EQUIPMENT OR MATERIALS, IRRESPECTIVE OF WHETHER PREEXISTING AT EXECUTION OF THIS CONTRACT.

10.3 BUYER AGREES TO DEFEND, PROTECT, RELEASE, INDEMNIFY, AND HOLD SELLER’S GROUP HARMLESS FROM AND AGAINST ALL CLAIMS ARISING IN FAVOR OF BUYER’S GROUP (OTHER THAN MEMBERS OF SELLER’S GROUP) THAT ARE ASSERTED FOR PERSONAL INJURY, DEATH, OR LOSS OF OR DAMAGE TO ANY PROPERTY ARISING OUT OF, RESULTING FROM, OR RELATING IN ANY WAY TO THIS CONTRACT OR ANY ACTS OR OMISSIONS IN CONNECTION HEREWITH INCLUDING, WITHOUT LIMITATION, ANY BREACH OF THIS CONTRACT, REGARDLESS OF WHETHER SELLER OR OTHERS MAY BE WHOLLY, CONCURRENTLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT, AND REGARDLESS OF ANY DEFECT IN PREMISES, EQUIPMENT OR MATERIALS, IRRESPECTIVE OF WHETHER PREEXISTING AT EXECUTION OF THIS CONTRACT.

10.4 Buyer specifically acknowledges that Rig is being purchased for use in an inherently dangerous endeavor. Buyer understands the importance of obtaining appropriate training for personnel operating Rig and represents to Seller that only appropriately trained and qualified individuals shall operate or work on Rig. WITHOUT PREJUDICE TO SELLER’S WARRANTY AND SUBJECT ALWAYS TO THE PROVISIONS OF §10.3, BUYER AGREES TO INDEMNIFY SELLER FROM ANY CLAIMS ARISING ON ACCOUNT OF LOSS OR DAMAGE TO ANY PROPERTY, INCLUDING RIG, IN CONNECTION WITH BUYER’S USE OR OPERATION OF RIG AFTER THE DELIVERY DATE REGARDLESS OF WHETHER ANY MEMBER OF SELLER’S GROUP OR OTHERS MAY BE WHOLLY, CONCURRENTLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT (EXCEPT TO THE EXTENT ARISING FROM OR RELATING TO A DEFECT OR FAILURE COVERED UNDER THE WARRANTY PURSUANT TO THIS CONTRACT).

10.5 Seller shall not be liable for the structural design or operating performance of Rig manufactured according to designs, drawings, or specifications of Buyer or any party acting for Buyer.

10.6 THE INDEMNITY OBLIGATIONS UNDERTAKEN IN THIS CONTRACT SHALL BE SUPPORTED BY APPROPRIATE INSURANCE AS SPECIFIED HEREIN; PROVIDED, HOWEVER, THAT THE INDEMNITY OBLIGATIONS SHALL NOT BE LIMITED BY THE TYPES OF AND AMOUNT OF INSURANCE COVERAGE OBTAINED.

11.	Law and Venue

The validity of this Contract and all Claims arising hereunder shall be construed, interpreted, and governed in accordance with the laws of the State of Texas. The Parties agree that for purposes of all Claims that arise out of or are related in any way to the subject matter of this Contract that proper venue shall be the federal and state district courts located in Houston, Harris County, Texas.

12.	Force Majeure

12.1 For purposes of this Contract, “Force Majeure” shall be defined to mean acts of God, acts, orders, decrees, instructions or other requirements of governmental authorities taking effect after Effective Date, insurrections, mobilization, riots, acts of terrorism, vandalism, sabotage, strikes, lock-outs or other labor disturbances (it being expressly agreed that Buyer shall have no right to compel Seller to settle any strike or other dispute), quarantines, floods, storms, hurricanes, tornadoes, droughts or other adverse weather condition, fires, explosions, embargoes, or by other cause not reasonably foreseeable by the Parties.

12.2 Seller shall not be liable for delays due to Force Majeure events. Seller shall give Buyer written notice within seven days of commencement of the cause or event and shall promptly resume performance upon expiration of the cause or event.

13.	Insurance

13.1 Seller shall maintain all appropriate insurances prior to the Delivery Date as set out in Exhibit G. Seller shall provide Buyer with certificates evidencing its insurance upon request.

13.2 Buyer shall maintain all appropriate insurances from the Date of Execution of this Contract including, without limitation, at least coverage set forth in Exhibit G. Buyer shall provide Seller with certificates evidencing its insurance upon request.

14.	Spare Parts

Seller and Buyer recognize the potential need for adequate spare parts during operations. Spare parts, subject to market conditions and plant capacity, shall be available from Seller to Buyer at competitive prices subject to negotiation for a period of at least two years from Completion Date.

15.	Taxes and Duties

The Sales Price does not include any provision for taxes or duties levied or imposed by any authority or entity; Buyer agrees to be solely responsible for and indemnify (and reimburse, if necessary) Seller from any and all taxes or duties levied or imposed.

16.	Default and Termination

16.1 Seller shall be deemed in default if one or more of the following events occur provided that Buyer has given Seller written notice of the default and Seller has failed to cure within 30 days of the notice. Buyer may terminate this Contract, if Seller (a) makes an assignment for the benefit of creditors or consents to or acquiesces in the appointment of a receiver, liquidator, fiscal agent, or trustee; (b) becomes insolvent or enters into a voluntary or involuntary bankruptcy or

Domestic Drilling Rig Contract (DRC 04-2010)

receivership; (c) fails to deliver pursuant to Article 3; or (d) has breached any warranty or representation material to this Contract.

16.2 In the event of default termination, Seller shall assist Buyer and cooperate in the transfer of work in progress for the value equal to the amount of payments previously received, residual materials, and in the performance of Buyer’s other reasonable requests.

16.3 Buyer shall be deemed in default if one or more of the following events occur provided that Seller has given Buyer written notice of the default and Buyer has failed to cure within 30 days of the notice. Seller may terminate this Contract, if Buyer (a) makes an assignment for the benefit of creditors or consents to or acquiesces in the appointment of a receiver, liquidator, fiscal agent, or trustee; (b) becomes insolvent or enters into a voluntary or involuntary bankruptcy or receivership; (c) without regard to (a) or (b) suffers from a material change in credit or financial condition unsatisfactory to Seller; (d) fails to make any payment as and when required pursuant to Article 2; or (e) has breached any warranty or representation material to this Contract.

16.4 In the event Seller terminates in whole or in part, Seller shall have no further obligations or liability under this Contract and Buyer shall be liable to Seller in accordance with §3.8. In the event of default termination, Seller shall assist Buyer and cooperate in the transfer of work in progress for the value equal to the amount of payments previously received by Seller, residual materials, and in the performance of Buyer’s other reasonable requests but only after payment of all sums due from Buyer.

17.	Confidential Information

17.1 All information to be provided by Seller or by any other person or entity on behalf of Seller is information that Seller deems confidential and proprietary, and Seller must be assured that confidentiality will be strictly maintained. “Confidential Information” means all information furnished by Seller or any other person or entity on behalf of or at the request of Seller including, but not limited to, quotes (including Quote), correspondence, discussions, negotiations, price, documents (including this Contract), analyses, data, reports, business plans, marketing information, projections or other commercial information, all engineering and other drawings and documents, manufacturing practices, all intellectual property, know-how and technical information (including Technical Specifications) relating to or in respect of Rig or the project to which it relates and capital and operating costs related to the subject matter of the project to which Rig relates.

17.2 Buyer may only disclose the Confidential Information to its officers, directors, employees, consultants and independent contractors who have a need to know such information for the purpose of using, operating or utilizing Rig, provided that the persons and entities shall be notified of the confidential nature of the information in advance and agree to abide by the confidentiality provisions of this Contract the same as if they themselves were Buyer. In the event Buyer is compelled by subpoena or other legal directive to disclose any Confidential Information, Buyer shall immediately notify Seller in writing and allow Seller to seek protection of the Confidential

Information.

17.3 All rights in, to and under the Confidential Information shall remain solely with Seller.

17.4 Buyer acknowledges that Seller will be irreparably harmed by any breach of the confidentiality obligations set forth in this Contract. Accordingly, in addition to damages and other relief allowed by applicable law, Buyer agrees that in the event of any breach, Seller shall be entitled, without posting of security or a bond, to equitable relief, including, without limitation, temporary and/or permanent injunctive relief and specific performance.

17.6 The confidentiality obligations set forth in this Contract shall survive any termination of this Contract.

18.	Miscellaneous

18.1 Entire Contract: This Contract expresses the complete agreement of the parties as of the time of execution, and all prior written or oral agreements, and contemporary oral agreements, are hereby superseded by this Contract. In the event of a conflict between the terms and conditions of this Contract and the exhibits and/or attachments that form a part of this Contract, the terms and conditions of this Contract shall prevail. Therefore, this Contract shall prevail over all other terms and conditions.

18.2 Amendment: This Contract may not be amended, modified or supplemented except by a written agreement expressly designated as an amendment, modification or supplement of this Contract and executed by both Parties in accordance with the provisions of §4.2.

18.3 Waiver: No waiver of any of the provisions of this Contract shall be binding upon a Party unless the waiver is in writing and specifically designated as a waiver and shall be executed in accordance with the provisions of §4.2. No waiver of any of the provisions of this Contract shall be deemed or shall constitute a waiver of any other provision of this Contract (whether or not similar), nor shall the waiver constitute a continuing waiver, unless otherwise expressly provided therein.

18.4 Severability: If any portion of this Contract or the application thereof to any persons or circumstances should be found to be invalid by a court of competent jurisdiction, the invalidity shall not affect the remaining portions or application thereof which can be given effect without the invalid portion or application.

18.5 Written Assurance of Domestic Use Only: Buyer hereby gives written assurance to Seller that neither Rig nor any technical data provided to Buyer hereunder is intended to or will be shipped, exported, or re-exported, directly or indirectly, to any country, person, or other entity contrary to any laws, regulations, or administrative orders of the United States or any other jurisdiction applicable to a transaction affecting this Contract. Buyer further acknowledges that Seller, in determining to execute this Contract and perform its obligations under this Contract, has expressly relied on the written assurance contained in this §18.5.

18.6 Counterparts and Facsimile Execution: This Contract may be executed in multiple counterparts, each being deemed an original copy of this Contract, but all of which, when taken

Domestic Drilling Rig Contract (DRC 04-2010)

agreement. The Parties may sign and deliver this Contract by facsimile transmission or by electronic mail in “portable document format.”

18.7 Survival: The provisions of this Contract that are intended to extend beyond its termination shall survive termination of the Contract, including without limitation, any liability, indemnity, and confidentiality provisions contained in this Contract, and the provisions applicable to the enforcement of those provisions and/or the enforcement of rights and obligations incurred hereunder.

18.8 Compliance with Laws: The Parties represent and warrant that they are independently familiar with and at all times shall observe and comply with all federal, state, and local laws, ordinances, rules, and regulations in any manner affecting this Contract and the Rig. The Parties further agree to fully comply with all laws and regulations controlling the export of controlled commodities.

18.9 Authority to Execute: Each of the persons executing this Contract represents and warrants that they have full right and authority to execute this instrument on behalf of Buyer and Seller, respectively, and to legally bind each Party to all of its provisions.

18.10 Notices: Any required notices shall be in writing and may be served either personally on the authorized representative of the receiving Party or by facsimile, courier, express delivery, or registered or certified mail to the address of that Party (or at any other address for a Party as specified by 10 days prior notice):

Buyer:	Attention: Legal
11616 North Galayda Street
Houston, Texas 77086

Seller:	Attention: Legal
11616 North Galayda Street
Houston, Texas 77086

BUYER ACKNOWLEDGES THAT THIS CONTRACT CONTAINS WARRANTY, INDEMNITY, AND INSURANCE PROVISIONS.

Exhibit and Annex List:

• Exhibit A	Description of Rig and Materials

• Exhibit B	GESO’s Quote

• Exhibit C	Documentation

• Exhibit D	Rig Acceptance Certificate

• Exhibit E	Change Order Form

• Exhibit F	Representation of Authorization

• Exhibit G	Required Insurance

• Annex I	Contingent Bonus

IN WITNESS WHEREOF, Buyer and Seller have caused this Contract to be executed by their duly authorized representatives to be effective as of the day and year first above written.

BUYER

INDEPENDENCE CONTRACT DRILLING, LLC

By:

Name:	Byron Dunn

Title:	CEO

SELLER

GLOBAL ENERGY SERVICES OPERATING, LLC

By:

Name:

Title:

Domestic Drilling Rig Contract (DRC 04-2010)

agreement. The Parties may sign and deliver this Contract by facsimile transmission or by electronic mail in “portable document format.”

18.7 Survival: The provisions of this Contract that are intended to extend beyond its termination shall survive termination of the Contract, including without limitation, any liability, indemnity, and confidentiality provisions contained in this Contract, and the provisions applicable to the enforcement of those provisions and/or the enforcement of rights and obligations incurred hereunder.

18.8 Compliance with Laws: The Parties represent and warrant that they are independently familiar with and at all times shall observe and comply with all federal, state, and local laws, ordinances, rules, and regulations in any manner affecting this Contract and the Rig. The Parties further agree to fully comply with all laws and regulations controlling the export of controlled commodities.

18.9 Authority to Execute: Each of the persons executing this Contract represents and warrants that they have full right and authority to execute this instrument on behalf of Buyer and Seller, respectively, and to legally bind each Party to all of its provisions.

18.10 Notices: Any required notices shall be in writing and may be served either personally on the authorized representative of the receiving Party or by facsimile, courier, express delivery, or registered or certified mail to the address of that Party (or at any other address for a Party as specified by 10 days prior notice):

Buyer:	Attention: Legal
11616 North Galayda Street
Houston, Texas 77086

Seller:	Attention: Legal
11616 North Galayda Street
Houston, Texas 77086

BUYER ACKNOWLEDGES THAT THIS CONTRACT CONTAINS WARRANTY, INDEMNITY, AND INSURANCE PROVISIONS.

Exhibit and Annex List:

• Exhibit A	Description of Rig and Materials

• Exhibit B	GESO’s Quote

• Exhibit C	Documentation

• Exhibit D	Rig Acceptance Certificate

• Exhibit E	Change Order Form

• Exhibit F	Representation of Authorization

• Exhibit G	Required Insurance

• Annex I	Contingent Bonus

IN WITNESS WHEREOF, Buyer and Seller have caused this Contract to be executed by their duly authorized representatives to be effective as of the day and year first above written.

BUYER

INDEPENDENCE CONTRACT DRILLING, LLC

By:

Name:

Title:

SELLER

GLOBAL ENERGY SERVICES OPERATING, LLC

By:

Name:	MICHAEL STANSBERRY

Title:	PRESIDENT

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit A

Description of Rig and Materials

Seller will provide the following equipment and components:

QuickSilver Drilling System QDSH 1600

Specifications for the above equipment and components are more fully set out in Seller’s Quote attached as Exhibit B.

Price: US$13,665,350

Ex Works Houston Delivery Date with all shipping and packing costs and expenses for Buyer’s account.

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit B

GESO’s Quote

See Quotation GES11-6114-04 attached.

Delivery Date: April 15, 2012

Domestic Drilling Rig Contract (DRC 04-2010)

Independence

Quote No. GES11-6114-04

QuickSilver® Drilling System

QDSH-1600

11/22/2011

THEINRICH\004676\00002\744081.1

Global Energy Services

Houston, Texas, USA

QuickSilver® Drilling System

QDSH-1600

Quote No.: GES11-6114-03

Specification Summary

The QuickSilver Drilling System is designed to rig up & rig down on a new location (within 1 00 miles) in less than 48 hours. All components requiring elevation are raised with hydraulic cylinders; no cranes are required. Round bottom mud tanks eliminate the need for mud guns. GES’ Electronic Driller provides automated control of WOB, ROP and RT. Optional walking or skidding systems available.

Horsepower	1600 HP
Hook Load	750,000 lb.
Lines	12
Mast Height	136’
Base Dimensions	13’ x 9’
Racking Capacity	19,500’ of 5” DP, 4 stands of 6-1/2” DC
Rotary Table	27.5” (37.5” Optional)
Rotary Load	750,000 lb. with Full Setback
Setback Load	505,000 lb.
Drill Floor Height	26’
Clear Working Height	22.5’
Drill Floor Dimensions	40’ x 21.5’ Approximate
Engine-Generators	3 x Cat 3512C & KATO or Caterpillar
Mud Pumps	2 x 1600 HP Each
Catwalk	18” Structural Steel with V-Door
Loads	22

GES is a certified API Spec Q1, Spec 4F and Spec 7K facility. All appropriate GES manufactured equipment will carry the API Monogram. The Drawworks, Mast, Substructure and accessories are manufactured to the following specifications:

•	Mast, Crown and Substructure to comply with API 4F

•	Crown Sheave Assemblies comply with API 8A

•	Traveling Block API 8A

•	Drawworks and Rotary Table comply with API 7K

•	Mud Pumps API 7K

•	Designed to 0°F thru 104°F (-17.8°C thru 40°C) ambient

All equipment will be sandblasted, primed and finish coated with an industrial epoxy polyurethane coating system, per GES standard one color coating specification No.N00-0000-005.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 2 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

SECTION 1

1.0		MAST, SUBSTRUCTURE, DRAWWORKS & ACCESSORIES

1.1	1	MAST ASSEMBLY

GES freestanding hydraulically raised mast with 136’ clear height and a 750,000 lb. static hook load capacity when strung on 12 lines. Features a 13’ x 9’ base and comes complete with ladders, lighting and crown assembly.

The mast is designed to be telescoped out horizontally using a tandem axle truck, and retracted in horizontally using a tandem axle truck along with the mast dolly mounted drill line spooler. The mast will remain mounted on the 4-axle removable mast dolly complete with integrated hydraulically operated drill line spooler assembly for transportation.

The two (2) hydraulic mast raising cylinders remain mounted on the mud boat during transportation and are easily positioned for the mast raising and lowering operation.

The drill line spooler integration onto the mast dolly facilitates the mast being transported with the traveling block remaining strung up. The traveling block is transported in the mast lower section secured in the block cradle.

Mast mounted hydraulic make-up and breakout cylinders are supplied complete with drill floor level sheave assemblies and include all necessary hydraulic hoses, fittings, and valves for operation.

Crown assembly is supplied complete with a main cluster assembly consisting of five (5) 36” diameter sheaves, a fast line sheave assembly consisting of one (1) 42” diameter sheave and a tandem deadline sheave assembly consisting of one (1) 42” diameter sheave and one (1) 36” sheave, all grooved for 1-3/8” wireline and arranged to accommodate a six (6) sheave traveling block. Includes a removable fifth wheel plate mounted on the front side of the crown frame, 42” high handrails, bumper blocks, padeyes for block suspension line and tugger sheaves.

Racking board has a racking capacity of 19,500’ of 5” drill pipe and four (4) stands of 6-1/2” drill collars or 23,400’ of 4-1/2” drill pipe and four (4) stands of 6-1/2” drill collars.

Racking board comes complete with adjustable diving board, finger covers for the driller’s side fingers, a 1500 lb. pull back winch and mount, a SALA block, safety chains on each finger, 78” handrails, racking board frame and a ladder landing platform with handrails.

Includes the following:

• Two (2) tong counterweights complete with buckets, guides, blocks and wireline

• Padeyes mounted in the mast intermediate section and the counterweights mounted on the substructure base.

• Two (2) M491 or equal tugger sheave units grooved for 9/16” diameter wireline

• Mast dolly mounted hydraulic drill line spooler supplied with 5,000’ of 1-3/8” EIPS drilling line.

• One (1) mast stand. The mast comes with all the necessary drive pins and bolts for assembly.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 3 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		Manufacturer:	Global Energy Services
		Country of Origin:	USA
		Model Number:	GES-1600-M

1.2	1	TELESCOPING SUBSTRUCTURE

Telescoping substructure with the following:

		•	Hydraulically raised substructure with a 26’ drill floor height with 22.5’ clear working height under the rotary beams. Casing capacity of 750,000 lbs. and setback capacity of 505,000 lbs. for a combined load capacity of 1,255,000 lbs.

		•	Substructure outfitted with checkered floor plate and safety handrails with toe-boards.

		•	BOP trolley beams to extend to the front of the rig – under the V-door.

		•	Independent rotary drive built into substructure.

		•	Three (3) sets of stairs from working floor: two (2) to the ground and one (1) to the trip tank landing complete with handrails.

		•	One (1) mousehole to be included for Range II pipe.

		•	One (1) rathole to be included for Range II pipe.

		•	BOP stabilizer padeyes.

		•	V door ramp.

		•	Mast pedestal with shoes.

The drill floor area is 21.5’ x 40’ (approximate). Approximate transport dimensions:

		•	Rotary side sub base: 40’ x 11.5’

		•	Setback side sub base: 40’ x 10.25’

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	QDSH-1600-S

1.3	Lot	DRILL COLLARS

Drill Collar

• DC 8.00 X 2.81 X 31.00 NC 56 BB box
up NC 56 API RG pin DWN STD slip 10” HB 1” above slip APP on OD 8 each

Drill Collar

• DC 7X2.81X31 NC50 BB box up NC
50 API RG pin DWN STD slip 10” HB 1” above slip applied on OD 24 each

1.4	Lot	DRILL PIPE

DRILL PIPE - TEXAS STEEL CONVERSION, DRILL
PIPE. 5” IEU X 19.50 LB/FT GRADE S-135 RANGE 2:
31.5’(+6”/-12”) pipe body meets 95%
Remaining wall tool joints - 6 5/8” OD X 2 3/4”

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 4 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

ID with NC 50 threads, tool joints 2” longer

than standard API - 9” pin tong space, 12” box

tong space ARMACOR M HARDBANDING box end

only/HARDBANDING is inlaid (applied in a 3/32”

deep groove) box tool joint approx. 3” length of Hardband on the

OD (flush to 1/32” raised) approx. 75” length of Hardband on the 18 degree taper and 3 fingers (flush with

taper) TK34 internal plastic coating mand

and break included (3 cycles). Plastic thread protectors.

15 K feet total

1.5	1	BOP UNIT

BOP STACK:

		•	Double BOP 11” 5,000 Studded Top & Bottom, Horn HD W/4 - 4 1/16 5,000 Outlets, New, With Rams

		•	Annular BOP 11” 5,000 Horn Spherical, W/11” 5,000 Bottom Flange, With new Packer and Seal Kit, New

		•	Mud Cross 11” 5,000 Flanged Top and Bottom, W/2-4 1/8 5,000 Extended Flanged Outlets, 24” Tall

		•	Single BOP 11” 5,000 Flanged Top & Bottom, Horn HS W/4 - 4 1/16 5,000 Outlets, New, With Rams

CLOSING UNIT:

		•	5 Station 120 Gallon Accumulator

		•	Single Manual Broad Band Regulators

		•	1 Fail Safe 3/4” Full Flow Regulator

		•	With direct read gauges on remote

		•	1 43 to 1 Graco air pump high/low

		•	Bypass valve 12 11 gallon bottles

		•	5 1” Barksdale valves 1” Triplex pump

		•	25 HP Electric Motor #2 Allen Bradley

		•	Starter & Barksdale Pressure Switch

		•	Remote Control Panel 6 Station

		•	120” JB 16 Remote Hose Assembly

		•	Gallons HD 32 Oil 10WT Hydraulic

1.6	1	DRAWWORKS

GES-1600-AC Drawworks:

		•	1600 HP input power

		•	Heavy duty drawworks skid designed to travel on the mud boat during transportation

		•	Heavy duty shell cover with removable access panels

		•	Heavy duty drum sized for the application and grooved for 1-3/8” drill line

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 5 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	One (1) integrated parking brake system HPU

		•	One (1) spring set, hydraulic release disc parking brake complete with controller

		•	Configured to operate with one AC drive motor

Drive Assembly:

		•	One (1) 1500 HP continuous, 1830 HP intermittent drawworks duty AC drive motor complete with one (1) 20 HP blower, pressure switch, junction box, RTDs, space heater and encoder.

		•	Drawworks controls are mounted in the driller’s cabin.

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	GES-1600-AC

SECTION 2

2.0	MAST & RIG FLOOR ACCESSORIES

2.1	TRAVELING ASSEMBLY

One (1) 400 ton traveling block with six (6) 42” sheaves, sealed bearings grooved for 1-3/8” drill line.

T-Bar Conversion Kit

Manufacturer:	Global Energy Services or Equal
Country of Origin:	USA
Model Number:	TBD

2.2	TOP DRIVE

Top Drive System Package - Model TDS-11SA - 500T complete with the following:

	•	7500 psi Mud Path

	•	Counterbalance Package

	•	S-Pipe Package – RH Front, 5000 psi, 4” LPT

	•	Carriage Package

	•	Lubrication Kit

	•	PH – 75 Pipe Handler Package w/Tool Kit

	•	Driller’s Console, UL, Purge - able w/Driller’s Console Cable Assembly

	•	Guide Beam Kit

	•	Basic Tieback Kit

	•	Hydraulic Package

	•	Kit, Service Loop, UL

	•	Derrick Leg Cable Kit

	•	Electrical Package

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 6 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		Manufacturer:	NOV
		Country of Origin:	USA
		Model Number:	TDS-11SA

2.3	IRON ROUGHNECK SYSTEM

Hydraulic Iron Roughneck System

Compact, pedestal mounted unit combines spinning and torque, the ST-80C is floor mounted socket for support; no hanging cables or overhead equipment is involved. HPU model HP-35S included.

Technical Specifications:

•	Tubular OD Range	4-1/4” to 8-1/2” (108-216 mm)

•	Nominal Drill Pipe Sizes	3-1/2” to 5-1/2” (89-140mm)

•	Spin Speed	100 RPM (nominal on 5” DP)

•	Spin Torque	1,750 ft./lbs. (2372 Nm)

•	Maximum Make-up Torque	60,000 ft./lbs. (81500 Nm)

•	Maximum Brake-up Torque	80,000 ft./lbs. (108500 Nm)

•	Horizontal Adjustment	60” (1542 mm)

•	Vertical Adjustment	72” (914 mm)

•	Nominal Connection Height	23” to 59” (584-1498 mm)

Manufacturer:	NOV
Country of Origin:	USA

2.4	1	HYDRAULIC CATWALK

Pipe Cat - PC-5-47

		•	V-Door Ramp 26’-30’

		•	SBC Amphion Controls Pipe Cat

		•	Radio Control, Pipe Cat

		•	Local Control Station

		•	50 HP HPU Unit

Manufacturer:	NOV
Country of Origin:	USA
Model Number:	PC-5-47

2.5	1	INDEPENDENT ROTARY SYSTEM

		27.5” rotary table featuring a rigid box-type base, cartridge type pinion shaft assembly with roller bearings, turntable locking-dog with selection of permanent lock in both directions. Heat treated spiral bevel ring gear and pinion. Precision alloy-steel main table ball bearing and upper thrust ball bearing, centralized oil and grease lubrication.

		Drive Assembly:

		• One (1) 1150 HP continuous, 1400 HP intermittent rotary duty AC drive motor

		• One (1) 15 HP blower, pressure switch, junction box, and RTDs

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 7 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	Space heater and encoder

		•	One (1) rotary master bushing

		•	One (1) pneumatic inertia brake system, spring release and air set

		•	One (1) torque tube driveshaft

Manufacturer:	Global Energy Services or Equal
Country of Origin:	USA
Model Number:	TBD

2.6	1	MUD BOAT

One (1) mud boat complete with:

		•	Fabricated steel structure

		•	Mast dolly guides

		•	Deadline anchor mount

		•	Hydraulic mast leveling cylinders

		•	Mast guides

		•	Raising padeyes

Mud Boat Area:	13.5’ x 51.6’ (approximate)

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	QDSH-1600-MB

2.7	1	DEADLINE ANCHOR

One (1) deadline anchor for use with 1-3/8” wire rope, 100,000 lb. deadline load.

Note: Deadline Anchor is mounted on the Mud Boat.

Manufacturer:	Hercules
Country of Origin:	USA
Model Number:	HA-131T

2.8	1	HYDRAULIC POWER UNIT (HPU)

HPU system is complete with the following:

		•	Oilfield type skid, 10’ wide x 40’ long (approximate) with loading hitches

		•	High pressure piping

		•	Low pressure piping

		•	Lighting fixtures

		•	Air supply line

HPU package is supplied complete with:

		•	One (1) 75 HP electric motor driven hydraulic pump

		•	One (1) 4-cylinder diesel driven portable power unit

		•	One (1) 50 gallon fuel tank

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 8 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

Unitized complete with:

• Commercial Shearing gear pumps

• All necessary valves, hoses, fittings, quick disconnects

• Valve bank for substructure, driller’s cabin and equipment skid elevation

• One (1) 1200 gallon reservoir tank

Unit also supplies the hydraulic power for mast raising / lowering and operation of the drill line spooler.

2.9	1	STANDPIPE ASSEMBLY

5” single standpipe assembly with clamps installed on off-driller’s side to include weld type unions with schedule XXH piping.

2.10	1	STANDPIPE MANIFOLD ASSEMBLY

5” 5,000 lb. WP standpipe manifold assembly with:

• Connections for one (1) 2” 5000 PSI pressure gauge

• One (1) 2” 5000 PSI kill/fill line

• Two (2) 2” welded connections for mud pump sensors

• Welded type unions and schedule XXH piping to be utilized

2.11	1	ROTARY HOSE

4” full bore ID x approximately 65’ (75’ with top drive) 5000 PSI working pressure coupled with Fig. 1002 connections on each end.

2.12	1	50MT BOP HANDLING SYSTEM

One (1) 50MT pneumatic BOP handling system complete with:

• Two (2) 25 metric ton air powered hoists

• Air powered trolleys

• 17’ lift

2.13	1	FLOW LINE

10” Flowline from the bell nipple to the shaker.

2.14	12	PIPE RACKS

18” high x 28’ long triangular pipe racks composed of:

• 4” pipe

• 3/4” plate legs

2.15	2	HYDRAULIC WINCH

PD-12C hydraulic drill floor service winches.

• Planetary type hydraulic winch

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 9 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	Power in and power out

		•	Automatic fail safe brake

		•	Includes all piping for the handling winches

		•	335’ of 9/16” wireline

		•	Maximum pull 8300# mean, 12000# bare drum

2.16	1	MANRIDER WINCH

Ingersoll-Rand Manrider air winch

Personnel rating: 500 lbs.

2.17	1	WIRELINE UNIT

One (1) Five Star Wireline Unit complete per the following:

		•	Lightweight sturdy construction

		•	Single lift frame and forklift pockets

		•	Skid base has provision for easy mounting on drill floor

		•	Guards on all rotating parts

		•	Drum capacity: 15,000 feet of 0.092” wireline

		•	Hydraulic transmission and heavy duty hydraulic motor

		•	High performance dual drum brake

2.18	1	MAST DOLLY AND DRILL LINE SPOOLER

One (1) four axle mast dolly complete with integrated drill line spooler to include 5,000’ of 1-3/8” EIPS drill line.

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	GES-QDSH-MD

		SECTION 3

3.0		MUD SYSTEMS, UNITIZATION & ACCESSORIES

		Mud pumps, unitization and accessories is to be supplied per the following:

3.1	2	MUD PUMP

		Single acting triplex 1600 HP mud pump complete with the following:

		Fully enclosed welded steel plate frame power end, double helical gears, double extended pinion shaft, self-aligning spherical main and pinion shaft bearings, roller bearings at crank and crosshead end of connecting rods, shim-adjustable and replaceable crosshead guide, oil-bath and positive flow lubrication systems, electric motor-driven, external circulating lube

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 10 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

oil pump and filter with ac motor, oil gauge and associated piping. Fluid-end modules, suction and discharge manifold included. Liner flushing pump and reservoir includes AC electric motor, piping, manifold and hose. Companion flange for suction manifold 8” suction strainer.

Manufacturer:	BOMCO
Country of Origin:	China
Model Number:	1600 HP

3.2	2	AC DRIVE MOTORS

		One (1) 1500 HP continuous, 1830 HP intermittent mud pump duty AC drive motor complete with:

		•	One (1) 20 HP blower

		•	Pressure switch, junction box, RTDs and space heater

Manufacturer:	TBD
Country of Origin:	USA
Model Number:	TBD

3.3	2	PUMP SKID UNITIZATION

Mud Pumps will be unitized complete per the following:

		•	Structural steel three-runner skid master skid

		•	One (1) belt drive assembly with guard, belts and drive sheaves

		•	One (1) adjustable motor base plate

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	N/A

3.4	2	PULSATION DAMPENER

Pulsation Dampener per the following:

		•	5000 PSI maximum service pressure

		•	20 gallon surge capacity

		•	4” API 5000 ring joint connection

Manufacturer:	BOMCO
Country of Origin:	China
Model Number:	PD-55 style

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 11 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

3.5	2	RELIEF VALVE

		3” relief valve, manual reset type, 1500-6000 PSI with welded connections.

Manufacturer:	TBD
Country of Origin:	USA
Model Number:	TBD

3.6	2	PRESSURE GAUGE

		Pressure gauge, 0-6,000 PSI range with 2” flanged connection.

3.7	2	STRAINER ASSEMBLY

		Strainer assembly with 5” outlet.

3.8	1	LOW PRESSURE MUD UNITIZATION

		Suction system complete for two (2) pumps as follows:

		Mount two (2) charging pumps on existing mud pump skid extension. Provide two (2) 8” suction lines from suction valves on one common line fed by the pill and suction pits in the suction tank. The suction lines feed the mud pump and the supercharging pump. The charging pump discharges directly to the triplex pump.

		Two (2) supercharging pump assembly complete with:

		5 x 6 x11 centrifugal pump with mechanical seal mounted on an oilfield base type skid with coupling, OSHA compliant coupling guard and 40 HP, 1200 rpm, 480 volt, 3-phase, 60 Hz AC motor.

Manufacturer:	TBD
Country of Origin:	USA
Model Number:	TBD

3.9	1	HIGH PRESSURE MUD UNITIZATION

		One (1) 5” 5,000 PSI WP high pressure mud delivery system for two (2) mud pumps as follows:

		Provide one (1) 5” schedule XXH line complete with hammer unions at break points from mud pumps to the bottom of the substructure via vibrator hoses and schedule XXH pipe.

3.10	SET	VIBRATOR HOSES

		Four (4) 4” full bore ID x 12’ 5000 lb. working pressure with 5” Fig 1002 connections for connection of mud pumps to above high pressure mud lines.

		SECTION 4

4.0	1	LOW PRESSURE MUD SYSTEM

		Low Pressure Mud System complete with:

		• One (1) self elevating equipment skid

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 12 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	One (1) mud cleaning round bottom tank

		•	One (1) suction round bottom tank

		•	One (1) mud mixing skid

		•	One (1) mud gas separator and trip tank skid

		•	Total capacity of approximately 900 BBL

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	TBD

4.1	1	SELF ELEVATING EQUIPMENT SKID

All equipment, shakers, desilter, degasser and centrifuge are mounted on the self elevating equipment skid. The shaker sump aligns and feeds into the mud ditch on the cleaning tank.

This skid assembly is supplied complete with the following:

Dual Derrick® FLC-503 / High “G” Shaker

		•	Two (2) Single Side Tensioning Systems

		•	Pyramid & Pyramid Plus Screen Technology

		•	+5° uphill to -1° downhill / hand ratchet adjustable while drilling

One (1) common skid complete with:

		•	Dual integrated hopper’s for screen underflow

		•	Center trough for feeder by-pass

		•	Center walkway with galvanized serrated grating

		•	Three (3) gates for channeling flow within the trough

		•	One (1) Door for directing screen underflow from hopper’s

Two (2) Weir feeder’s with common back tank complete with:

		•	Individual weir flow diverter gates

		•	One drop in weir close-off door

		•	Center by-pass with 8” ANSI flange for knife gate valve

One (1) 8” Knife gate valve complete with:

		•	Cast iron body

		•	304 stainless steel gate

		•	Viton seat

		•	Hand wheel actuator

		•	Standard Hopper – for screen underflow

Derrick® Desilter (Stand Alone Inline)
Model # S-416-S

		•	Complete w/ Sixteen 4” Cones

		•	Rated at 1,280 GPM with 75’ of head

Derrick® Desander (Stand Alone Vertical)

Model# DSV-10-3

		•	Complete w/ Three 10” Cones

		•	Rated at 1500 GPM with 75’ of head

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 13 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

Derrick® Degasser
Model# VACU-Flo @ 1200

• Vessel and Vacuum pump skid mounted

• Complete with Venturi and Eductor

Manufacturer:	Derrick
Country of Origin:	USA

4.2	1	MUD CLEANING TANK

Mud Cleaning Tank five (5) compartments as follows:

		•	Approximately 57 BBL Sand Trap compartment

		•	Approximately 91 BBL Degassing compartment

		•	Approximately 91 BBL Desilting compartment

		•	Approximately 91 BBL Desander compartment

		•	Approximately 115 BBL Centrifuge compartment

The Mud cleaning tank is comprised of:

		•	Round bottom to reduce settling

		•	Solid checkered plate decking

		•	Hinged man-ways in each compartment

		•	Fold-over handrails with built-in toe plate

		•	Gated mud ditch for easy clean out

		•	Four (4) full partitions with top equalizers

		•	Four (4) 8” bottom equalizer valves

		•	Porch to accommodate desilter/desander pump

		•	Mud ditch with dump gate to each compartment

		•	Tank clean-out

		•	Mud jetting system fed off rim line

The Mud cleaning tank Components comprised of:

		•	Two (2) 6 x 8 x 14 direct drive Centrifugal pumps with 11” impellers, mechanical seals each powered by a 75 HP, 480 volt, 3-phase, 60 hertz AC motor mounted on tank porch

		•	One (1) 8” bottom equalizer with butterfly valve to suction tank

		•	One (1) 8” ditch connection to suction tank

		•	One (1) 6” mud mix line connection to suction tank

		•	One (1) 3” water line connection to suction tank

		•	One (1) 2” water inlet complete with butterfly valves for filling each tank compartment

		•	Four (4) 8” butterfly valve clean-out gates

		•	Four (4) 10 HP agitators

		•	One (1) 1” diameter x 25’ long valved water wash-down hose

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 14 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

4.3	1	SUCTION TANK

Suction Tank three (3) compartments as follows:

		•	Approximately 146 BBL Pill compartment

		•	Approximately Two (2) 150 BBL Suction compartments

The Suction tank is comprised of:

		•	Round bottoms to eliminate the need for mud guns and to reduce settling

		•	Solid checkered plate decking

		•	Hinged man-ways in each compartment

		•	Fold-over handrails with built-in toe plate

		•	Gated mud ditch for easy clean out

		•	Two (2) full partitions with top equalizers

		•	Two (2) 8” bottom equalizer valves

		•	Porch to accommodate two (2) mud mixing and circulation pumps

		•	Mud ditch with dump gate to each compartment

		•	Tank clean-out

The Suction tank Components comprised of:

		•	Two (2) direct drive 6 x 8 x 14 centrifugal pumps: one (1) transfer and one (1) mixing with 11” impeller, mechanical seals, powered by a 75 HP, 1800 rpm, 480 volt, 3-phase, 60 Hz motor

		•	Three (3) 10 HP agitators

		•	Three (3) 8” butterfly valve clean-out gates

		•	Six (6) 6” butterfly suction valves, two (2) in each compartment for mixing system

		•	One (1) 2” water inlet complete with butterfly valves per compartment for filling compartments.

		•	One (1) 1” diameter x 25’ long valve water wash-down hose

		•	One Hull Hopper

4.4		MUD MIXING SKID

Mud mixing skid to include the following equipment:

		•	One (1) two-runner 10’ wide by 12’ long mud mixing skid with oilfield type hitch on each end

		•	lighting and roof

		•	two (2) 6” hoppers complete with sack table

4.5	1	MUD GAS SEPARATOR & TRIP TANK

Oilfield type skid combination to include the Mud Gas Separator, Choke & Kill Manifold to be comprised of the following:

Mud Gas Separator:

		•	Each skid to be 3-runner, 8’ wide x 20’ long (approximately)

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 15 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	One (1) 1200gpm mud gas separator, 48” diameter and 16’ overall length

		•	Inlet to be 6” diameter

		•	Outlet to be 8” diameter

		•	Vent line to be 8” diameter

		•	Inspection hatch to be 20” diameter

		•	Hydraulically raised

		•	Unit also includes integrated piping

Trip Tank:

One (1) approximately 100 BBL trip tank complete with two (2) 2x3x13 centrifugal pumps with 11” impellers with direct drive pumps with mechanical seals powered by 25 HP, 1800 RPM, 480 volt 3-phase, 60 Hz AC motors and provisions for remote start/stop from drill floor. Manual line-of-sight markers inside tank to gauge fluid level.

Choke & Kill Manifold Mounting:

		•	Manifold Consisting of:

5 Way Cross 4 1/8” 5,000wp x 4 1/18” 5,000wp x 2 1/16”
5,000wp x 2 1/16” 5,000wp x 2 1/16” 5,000wp
Manual Gate Valve, 4 1/8” 5,000wp Cameron Type
FC w/ Handwheels
Manual Gate Valve, 2 1/16” 5,000wp Cameron Type
FC w/ Handwheels
Adjustable Choke, Cameron H2, 2 1/16” 5,000wp
Inlet x Outlet
Adjustable Choke, Cameron H2, 2 1/16” 5,000wp
Inlet x Outlet
Companion Flange, 4 1/8” 5,000wp x 3” LP
Spacer Spool, 2 1/16 5,000
Buffer Tank, 9” OD x 7” 4130 75k Yield W/3-
2 1/16” 5,000 extended flanged outlets
Ring Gasket R-24
Set Studs 7/8” x 6” B-7 W/2 nuts ea. (8 per set)
Hydraulic Gate Valve, 4 1/8 5,000 Cameron Type
Check Valve, 2 1/16 5M Type R

4.6	1	JUNK BOX SKID WITH KOOMEY UNIT MOUNTS

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 16 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		SECTION 5

5.0	1	POWER, AC DRIVE AND CONTROL SYSTEM

		GES, Power & AC Control system including the following:

5.1	3	DIESEL ENGINES

		Caterpillar D-3512C SCAC diesel electric land engine rated at 1476 HP @ 1200 rpm, including:

		Updraft Radiator, rated 55°C, for engine jacket water and after cooler, blower fan, fan drive, fan pulleys, belt guard, water connections, fan guard, core guard and fuel cooler.

Manufacturer:	Caterpillar
Country of Origin:	USA
Model Number:	3512C

5.2	3	GENERATORS

867 Frame, 2 Bearing, 1750 kVA, 600v, 60 Hertz, 0.7 p.f., form wound with Class H insulation, 1200 rpm, includes: space heater, bus bar and cable extension box.

Manufacturer:	Kato or Caterpillar
Country of Origin:	USA
Model Number:	TBD

5.3	3	GENERATOR SKID UNITIZATION

Oilfield type skid assembly to accommodate the engine, generator, radiator, compressor, dryer, cold start, and receiver, built as follows:

Oilfield skid base, 18” wide flange, primary runners with 6” pipe ends oil field type hitch at each end with integrated step, 10’ wide x 31’ 6” long roof (curved design) access ladder to roof, fuel and air piping with unions for connection of the engines and between skids, and pancake-style mufflers (mounted under roof).

Est. Dimensions: 10’ wide x 40’

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	TBD

5.4	2	COMPRESSOR

Sullair 1809, Rotary Screw compressor complete per the following:

		•	25 HP

		•	Capacities from 106 acfm

		•	Pressures from 125 psig

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 17 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	Insulated intake and exhaust louvers

		•	High efficiency centrifugal Fan

5.5	1	AIR DRYER

One (1) Gardner Denver RNC-125 or equal refrigerated air dryer.

5.6	1	COLD START

One (1) Gardner Denver HDRS-3 or equal cold start complete with 9 HP Lombardini or equal Diesel, 16.5 CFM @ 125 psig.

5.7	2	AIR RECEIVER

Air receiver, 240 gallon with pressure relief valve, gauge and piping.

5.8	1	POWER & AC CONTROL HOUSE

GES Power & Control House designed to operate the following:

		•	Three (3) Caterpillar D-3512C SCAC diesel electric land engine rated at 1476 HP @ 1200 rpm, with 1750 kVA, 600 volt, 60 hertz generators

		•	One (1) 1600 HP GES Drawworks (DW) with one (1) 1500/1830 HP AC traction motor

		•	One (1) 800 HP Rotary Table (RT) with one (1) 1150/1500 HP AC traction motor

		•	One (1) 800 HP Top Drive (TD) with one (1) 800 HP AC traction motor

		•	Two (2) 1600 HP Mud Pumps (MP) with one (1) 1500/1830 HP AC traction motor each

One (1) approximately 12’ wide x 11’6” high Power/Control House with two (2) 10-ton air conditioning systems containing three (3) Generator Cubicles including:

		•	Synchronizing System

		•	Ground Fault Detection System

		•	Diesel Engine Battery System

		•	Power Limit Circuit

		•	Woodward Generator control modules

Two (2) 3200A, 3-phase Diode Converters
Two (2) 1200 HP (Dual 600 HP) Variable Frequency Drives, 4 Quadrant PWM Inverter for RT & TD
Three (3) 1600 HP (Dual 800 HP) Variable Frequency Drives, 4 Quadrant PWM Inverter for DW, MP1, and MP2.
Two (2) 800ADC, 940VDC, Dynamic Brake Chopper (for DC Bus Over Voltage Protection)

Siemens S7-300 PLC system contains the following:

		•	CPU module

		•	I/O modules

		•	Communication modules

		•	Interfaces to all the control system components

One (1) HMI station with manual redundant communications Interface between the VFD

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 18 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		Control House and Driller’s Cabin
		One (1) lot Software design, configuration and programming of PLC and HMI
		One (1) 1250A Feeder Breaker for 1000 kVA, 600-480v transformer
		One (1) 150A Feeder Breaker for 112.5 kVA Lighting transformer
		Nine (9) Sections of 480 VAC, Motor Control Center (MCC) & Distribution
		One (1) 120/208v, Lighting Panel
		One (1) Plug Panel Section for Output Power & Control
		One (1) Lot Generator Input Windows with bus & lug connections
		One (1) 1000 kVA, 600-480v, MCC Transformer
		One (1) 112.5 kVA, 480-208/120v Lighting Transformer
		Two (2) 3200A AC Reactors

5.9	1	CAMP TRANSFORMER

		Camp Transformer, 112.5 kVA, 480-120/208 volt mounted on skid.

		Distribution box containing one (1) main breaker box and six (6) 100 amp receptacles to feed six (6) trailers.

		Transformer to receive power from the VFD house via one (1) run of cable from VFD control house to transformer incoming power box.

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:

5.10	1	DRILLER’S CABIN/PARTS ROOM

12’ wide x 28’ long x 7’ clear ceiling height with 3’ porch on one (1) end. Driller’s cabin walls are fabricated of 12-gauge insulated panels and the crimp wall parts room is open to the drill floor. Parts room to be fully enclosed with viewing windows similar to driller’s cabin.

Driller’s Cabin House includes:

		•	Two (2) personnel doors

		•	One (1) side walkway

		•	One (1) air conditioner

		•	Three (3) interior lights

		•	Removable transportation covers

Parts Room includes:

		•	One (1) set of shelves

		•	One (1) work bench

		•	Two (2) interior lights

		•	Two (2) 110 outlets

Driller’s cabin/tool room is to be unitized with master skid and will be elevated to drill floor height by hydraulic cylinders.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 19 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

One raising skid to accommodate driller’s cabin and parts room designed elevate to the substructure level.

Controls and indicators located on the operation consoles include:

Three (3) Hand Throttles:

		1.	Mud Pump 1

		2.	Mud Pump 2

		3.	Rotary Table

One (1) Joystick for Drawworks

Seven (7) Selector Switches:

		1.	Mud Pump 1 “ON – OFF”

		2.	Mud Pump 2 “ON – OFF”

		3.	Drawworks “ON – OFF”

		4.	Rotary Table “Reverse-Off-Forward”

		5.	Rotary Table Brake “ON-OFF”

		6.	Drawworks “Slow-Normal”

		7.	Drawworks Hydraulic Brake “Park-Auto”

Two (2) Analog Gauges:

		1.	Hook Load

		2.	Rotary Torque

One (1) Potentiometer for Rotary Table Torque Limit
One (1) Momentary Pushbutton for “Drawworks Limit Override”

Two (2) Pushbuttons:

		1.	Rig HPU “Start-Stop & ON light”

		2.	Trip tank “Start-Stop & ON light”

Two (2) Emergency Shutdown pushbuttons:

		1.	Power/Control House emergency shutdown (VFD’s Shutdown)

		2.	Drawworks emergency shutdown (Drawworks VFD Shutdown)

Two (2) HMI stations with touch screens will provide controls, status monitoring, data acquisition and management for the following:

		•	Drawworks

		•	Mud pumps

		•	Auto driller

		•	Crown floor stops

		•	Rotary table

		•	Drives

		•	Top drive

		•	Alarms/shutdowns

		•	System data

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 20 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

The indicators and controls displayed on the HMI screen will include:

1. Generators

a. Run / Stop

b. Online / Offline

c. KW, kVA, VOLTS, Hz

d. RUN TIME

2. Mud Pumps

a. Digital/Analog control

b. Pump pressure max set point

c. Strokes set point

d. On/off status

e. Make Connection Pause

3. Drawworks

a. Crown Floor Stops

b. Block Position

c. HI/LOW speed

d. Park Brake

e. Power Limit

4. Auto Driller

a. Weight on Bit

b. Rate of Penetration

c. Hook load

5. Rotary Table

a. Torque Set point

b. Actual Torque

c. Speed (RPM)

d. Automatic Torque Release

e. Park Brake

6. Drives

a. On/off status

b. MAX RPM

c. Actual rpm

d. Voltage

e. Current

f. KW

g. Torque

7. Alarms

a. Drive lockouts

b. Motor Overtemp

c. Blower / Auxiliary Equipment Fault

d. Crown Floor Exceeded

e. Bearing oil Pressure Failure

f. Brake Limit Switch Fault

g. Over speed Fault

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 21 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:

5.11	1	GES ELECTRONIC DRILLER

One (1) GES Electronic Driller controls the drilling operation by utilizing the regenerative ability of the AC Drawworks. The electronic driller provides weight on bit (WOB), rate of penetration (ROP), Rotary torque control and monitoring.

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	ED1600

		SECTION 6

6.0		HOUSES, TANKS & MISCELLANEOUS

		System equipment, Houses and Tanks complete per the following:

6.1	1	TOOL HOUSE SKID ASSEMBLY

		10’ wide x 32’ long three-runner oilfield type skid with loading hitches 28’ long parts room complete with:

•	Two (2) Open shelves

•	One (1) Work bench

•	Two (2) Lights

•	One (1) Plug Panel

•	Three (3) Electrical outlets

•	Two (2) 66” Sliding doors on either side

•	One (1) Manway door

6.2	1	DRILL WATER TANK

500 BBL round water tank with:

•	3” water line to suction tank.

•	One (1) 5’ porch (approximate)

•	Two (2) 2 x 3 x 13 centrifugal pump each powered by a 25 HP, 1800 rpm, 480 volts, 3-phase, 60 Hz AC motor.

6.3	1	DIESEL FUEL TANK

500 BBL Cylindrical Diesel tank with:

•	Two (2) Roper AMD 27 pumps each with 3 HP, 1800 rpm, 480 volt, 3-phase, 60 Hz AC motor

•	One (1) 5’ porch (approximate)

•	2” fuel line

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 22 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

SECTION 7

7.0		RIG UP, TEST, RIG DOWN

Is all inclusive of all labor and facilities to complete per the following per GES standard:

7. 1	1	STRUCTURAL & MECHANICAL

The Mechanical Rig-up is based on GES standard practice and scope of supply and is to include the following:

		•	Set and assemble mast and substructure

		•	Install all flooring and handrails

		•	Install stairs and v-door

		•	Set and align rotary table

		•	Set and align Drawworks

		•	Set driller’s cabin/tool house skid assembly

		•	Install mast accessories (racking board, etc.)

		•	String up traveling block

		•	Set and align mud pumps

Set and align equipment including:

		•	Mud system

		•	Water tank

		•	Fuel tank

		•	Driller’s Cabin

		•	BOP Closing unit

		•	Catwalk

Provide pipe, fittings, hoses and valves for following accessory systems:

		•	Water system that provides water supply to rig floor wash down

		•	Fuel system that provides fuel to feed and return lines from fuel tank to generator sets

		•	Air system that provides air supply for accumulator unit and rig floor air manifold

		•	Transportation tie-down “D” rings every 10’-0” or where possible

Provide hose connections from rig floor air manifold and other floor tools.
Provide air supply to generator set engine starters.

Provide and install the following miscellaneous items:

		•	Two (2) hydraulic hoist mounts

		•	Tong back-up post

		•	Hose hobbles for vibrator hoses

7.2	1	ELECTRICAL

		•	All electrical will conform to GES standard guidelines.

		•	Provide and install two (2) mast light strings with fluorescent light fixtures and obstruction light.

		•	Provide and install rig lighting package consisting of fluorescent and metal halide light fixtures for rig floor, mud tanks, utility skids, substructure and doghouse.

		•	Provide and install power and control cable for generators, AC motors, driller’s console and all related functions indicated in this proposal.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 23 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

7.3	1	TESTING

Testing will be per GES standard for all the GES supplied equipment will include the following:

		•	Fill mud tanks with water

		•	Provide lube products to all machinery

		•	Circulate water throughout mud system

		•	Run air compressors

		•	Mud pump test for maximum of four (4) hours at 3000 PSI

		•	Run all solids control equipment

		•	Load test generators

		•	Run all generator sets in parallel

		•	Test all VFD assignments

7.4	1	PROJECT MANAGEMENT

Project Management services includes the following:

		•	Management of the interface between products supplied

		•	Technical coordination

		•	Scheduling

		•	Proactive problem identification and resolution

		•	Contract administration

		•	Coordination and assistance

		•	Regular project status reporting and planning/scheduling of equipment installation and commissioning.

A GES Project Manager provides the customer with one central point of communication and insures that all design specification, manufacturing, and delivery schedules are maintained.

SECTION 8

8.0		TRAINING, COMMISSIONING, DOCUMENTATION AND MANUALS

8.1	1	TRAINING

GES will provide rig up and rig down training during the last two weeks of the project and during final assembly of the rig. GES will also provide training for the following items during the last four to six weeks of the project at GES facility up to 10 people:

		•	Electronic Driller Operation

		•	Generator Controls Operation and Maintenance

		•	VFD Controls and Maintenance

		•	Mud System Operation

		•	Mast & Substructure Operation and Maintenance

		•	HPU Operation and Maintenance

		•	Drawworks Operation and Maintenance

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 24 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

8.2	1	COMMISSIONING & FIELD TRAINING

		•	One (1) electrical commissioning technician will be available for a total of fourteen (14) days, and

		•	One (1) mechanical commissioning technician will be available for a total of ten (10) days at the rig up site.

Travel and per diem will be charged at cost. An extension of the support will be charged per GES applicable service rate sheet.

8.3	1	GES STANDARD DOCUMENTATION

Global Energy Services Standard Data Book to include the following sections, as applicable:

		a.	Complete list of serial numbers for all serialized equipment

		b.	GES Certificate of Conformance for these items:

			•	Mast

			•	Crown

			•	Substructure

			•	Drawworks

			•	Traveling Block

			•	Rotary Table

		c.	GES Certificate of Compliance for completed rig

8.4	1	OPERATION & MAINTENANCE MANUAL

Operation and Maintenance manuals, three (3) hard copies and one (1) electronic copy. A recommended spares list for one year of operation will be provided.

TOTAL ONE (1) RIG EX-WORKS GES PLANT, HOUSTON, TEXAS LESS EXPORT PACKING AND BOXING

Delivery: Global Energy Services reserves the right to re verify the quoted delivery at time of order placement based upon existing backlog, signed approved drawings and the material procurement situation. All items are subject to prior sale. The customer shall be advised of delivery following GES receipt of the signed approved purchase agreement and the deposit.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 25 of 25
THEINRICH\004676\00002\744081.1

Exhibit C

Documentation

Seller shall provide to Buyer within 45 days after the Ex Works delivery of Rig in accordance with the provisions of Article 3 of this Contract the following Documentation:

Standard Data Book to include the following sections as applicable

•	Complete list of serial numbers for all serialized equipment

•	GES Certificate of Conformance for the following:

•	Mast

•	Crown

•	Substructure

•	Drawworks

•	Traveling Block

•	Rotary Table

•	GES Certificate of Compliance for compete rig

Operations and Maintenance manuals, two (2) hard copies and one (1) electronic copy

Recommended spares list for one year of operations

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit D

Rig Acceptance Certificate

DATE:         /    /

LOCATION:	11616 North Galayda Street Houston, Texas 77086 USA

DESCRIPTION OF WORK: In accordance with Exhibit B

This certifies that the above described GESO Drilling Rig and associated equipment has been rigged up and tested in conformity with the scope of work described in Exhibit B of the Drilling Rig Contract dated November 23, 2011, between Global Energy Services Operating, LLC and Independence Contract Drilling, LLC.

ACCEPTED:

INDEPENDENCE CONTRACT DRILLING, LLC

By:

Name:

Title:

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit E

CHANGE ORDER FORM

CUSTOMER:

JOB NO.:

CHANGE NO.:

PROJECT:

ORIGINAL PO NO.:

NEW PO NO. (IFREQ.):

Rates subject to change without notice

ITEM	DESCRIPTION	SUBTOTAL

PRICE CHANGE:

DELIVERY CHANGE:

GESO AUTHORIZATION (COO only)	CUSTOMER AUTHORIZATION

Print Name:	Print Name:

Signature:	Signature:

Date:	Date:

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit F

Representation of Authorization

The following identified individuals may negotiate and execute a modification of the terms of this Contract:

SELLER:	Global Energy Services Operating, LLC

Anyone of the following:

Mike Stansberry

Chris Ruffner

BUYER:	Independence Contract Drilling, LLC

Any two of the following (two approvals required):

Byron Dunn

Jay Mitchell

Steve Hale

The Parties may from time to time change the above designations by written notice given in accordance with the Notice provisions of this Contract.

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit G

Required Insurance

1. Seller: During the performance of this Contract, Seller shall maintain, at its own cost and expense, the following policies of insurance and shall provide certificates of insurance to Buyer:

(a)	Worker’s Compensation and Employer’s Liability Insurance in accordance with applicable statutory requirements; and

(b)	Protection and Indemnity, or its equivalent, including Employer’s Liability, Comprehensive General Liability or similar coverage insuring the liabilities and obligations assumed by Seller under this Contract, including Broad Form Contractual Liability coverage, with limits of not less than USD$5,000,000 for bodily injury per occurrence and USD$1,000,000 for property damage per occurrence, with excess liability limits of USD$10,000,000.

All such insurance policies shall be obtained from insurance companies authorized to conduct business under the laws of the State of Texas, United States of America.

2. Buyer: During the performance of this Contract, Buyer shall maintain, at its cost and expense, the following policies of insurance shall provide certificates of insurance to Seller:

(a)	Worker’s Compensation or any equivalent coverage required by any applicable laws; and

(b)	Protection and Indemnity, or its equivalent, including Employer’s Liability, Comprehensive General Liability or similar coverage insuring the liabilities and obligations assumed by Buyer under this Contract, including Broad Form Contractual Liability coverage, with limits of not less than USD$5,000,000 for bodily injury per occurrence and USD$1,000,000 for property damage per occurrence, with excess liability limits of USD$10,000,000.

All such insurance policies shall be obtained from insurance companies authorized to conduct business in the applicable jurisdiction(s) or other qualified and licensed insurance companies.

3. Naming, Waiving Subrogation, and Notices: The insurance policies described in Sections 1 and 2 above shall, either on the faces thereof or by appropriate endorsement:

(a)	as to the insurance specified in Sections 1(b) and 2(b), name the other Party and the other Party’s affiliates as additional insured to the extent of the indemnity obligations assumed by the primary insured Party pursuant to the terms of this Contract, and provide that payments there under shall be made to the extent that their respective interests may appear;

(b)	provide that they shall not be cancelled or their coverage reduced except upon 10 days prior written notice to the other Party; and

(c)	contain waiver of subrogation provisions pursuant to which the insurer waives all express and implied rights of subrogation against the other Party and the other Party’s affiliates arising out of, resulting from, or in any way attributable to this Contract, whether occasioned by the acts, omissions, sole negligence or concurrent negligence of the other Party or the other Party’s affiliates in connection therewith, Buyer and Seller hereby waiving any rights to subrogate against each other.

4. Miscellaneous:

(a) The failure of either Party to provide adequate insurance shall in no way reduce or offset the indemnity obligations set forth in this Contract.

(b) All deductibles on the policies are for the account of the Party obtaining the insurance.

Certificates of insurance evidencing the above referenced insurance shall be provided by the Parties upon written request; provided, however, that Buyer shall provide Seller with the appropriate certificates relating to §2(b) above prior to Buyer sending its representatives to Seller’s facility in Houston, Texas, United States of America, whether Seller has requested such certificate or not; and provided further, that Seller shall not be required to send any of its representatives to Buyer’s facility until Seller receives the required certificates of insurance and any such delay created by the failure to timely provide the necessary insurance certificate shall be a permitted delay as to Seller.

Domestic Drilling Rig Contract (DRC 04-2010)

Annex I

Contingent Bonus

General Statement.

Buyer and Seller acknowledge and agree that the Sales Price under this Contract represents the cost of manufacture of the subject rig, without any markup for profit margin. It is understood that Seller is willing to enter into this “cost-only” contract in consideration of Buyer agreeing to pay to Seller the Contingent Bonus as further described and calculated hereunder. Seller understands that no Contingent Bonus will be due and payable hereunder in the event the transactions contemplated by that certain Asset Contribution and Share Subscription Agreement dated as of November 23, 2011 (the “Contribution Agreement”), executed by Seller, Buyer and the Independence Contract Drilling, Inc. (the “Company”), are consummated.

Payment of Contingent Bonus.

In the event the Company fails to consummate the transactions contemplated by the Contribution Agreement, upon the liquidation of Buyer’s assets and distribution of such assets to Buyer’s members, Buyer shall promptly determine whether a payment of a Contingent Bonus is due to Seller hereunder, and if such a payment is due, shall make such payment to Seller at substantially the same time as such liquidating distribution is made to Buyer’s members.

Notwithstanding anything contained herein to the contrary, no Contingent Bonus shall be due and payable until each holder of Class A Units of Buyer shall have received the return of their “Preferred Capital Value”, “Preferred Unpaid Yield” and “Preferred Unreturned Capital Value” (as such terms are defined in the Buyer’s Company Agreement (defined below)).

Calculation of Contingent Bonus.

The “Contingent Bonus” shall mean an amount to be paid to Seller, if and only if the Triggering Events occur, out of certain of the Net Liquidation Proceeds, which Contingent Bonus shall be determined and paid as follows:

(i) First, Buyer shall distribute to the Class A Members, out of the Net Liquidation Proceeds, all amounts required to be distributed under Sections 7.5(a) and 7.5(b) of Buyer’s Company Agreement;

(ii) Second, Buyer shall pay to Seller and distribute to the Class B Members all of the remaining Net Liquidation Proceeds in accordance with the Pre-Payout Percentages (defined below), until an aggregate amount equal to the Payout Amount has been paid to Seller and distributed to the Class B Members; and

(iii) Third, Buyer shall distribute to the Class A Members and the Class B Members and pay to Seller any and all remaining Net Liquidation Proceeds in accordance with the Post-Payout Percentages.

Definitions.

(a) “Buyer’s Capital Contributions” shall mean the aggregate amount of all capital contributions made by the Class A Members to Buyer as of and prior to December 15, 2011.

(b) “Buyer’s Company Agreement” shall mean that certain Amended and Restated Limited Liability Company Agreement of Independence Contract Drilling, LLC.

(c) “Class A Members” shall mean the Class A Members of Buyer.

(d) “Class B Members” shall mean the Class B Members of Buyer.

(f) “Denominator” shall mean the sum of (i) Buyer’s Capital Contributions, plus (ii) Seller’s Base Bonus, plus (iii) $2,000,000.

(g) “Net Liquidation Proceeds” shall mean the net proceeds realized by Buyer from the liquidation of all of Buyer’s assets and the satisfaction of all of Buyer’s liabilities (except for the payment of the Contingent Bonus and the return of capital to the Class A Members and the Class B Members).

(h) “Payout Amount” shall mean the aggregate sum of the Seller’s Base Bonus, plus $2,000,000.

(i) “Post-Payout Percentages” shall mean, (i) with respect to the Class A Members, the percentage determined by dividing Buyer’s Capital Contributions by the Denominator, (ii) with respect to Seller, the percentage determined by dividing Seller’s Base Bonus by the Denominator, and (iii) with respect to the Class B Members, the percentage determined by dividing $2,000,000 by the Denominator.

Domestic Drilling Rig Contract (DRC 04-2010)

(j) “Pre-Payout Percentages” shall mean, (i) with respect to Seller, the percentage determined by dividing the Seller’s Base Bonus by the Payout Amount, and (ii) with respect to the Class B Members, the percentage determined by dividing $2,000,000 by the Payout Amount.

(k) “Seller’s Base Bonus” shall mean (i) the Sales Price (including any increases or cost reimbursements due to change orders), (ii) divided by .75, and (iii) times .25.

(1) “Triggering Events” shall mean (i) the failure by Seller, Buyer and certain third parties to complete the formation of Independence Contract Drilling, Inc., a Delaware corporation (the “Company”), pursuant to and in accordance with the terms, provisions and conditions of the Contribution Agreement, and (ii) the liquidation of Buyer’s assets in accordance with the terms of Buyer’s Company Agreement.

Domestic Drilling Rig Contract (DRC 04-2010)

Global Energy Services Operating, LLC Drilling Rig Contract

This Drilling Rig Contract and all Exhibits attached to and incorporated into this Contract by reference (“Contract”) is entered into on the 23rd day of November, 2011 (“Execution Date”) by and between Global Energy Services Operating, LLC (“Seller”) and Independence Contract Drilling, LLC (“Buyer”). Seller and Buyer may be referred to collectively as the “Parties” and individually as a “Party.”

In consideration of the promises below, the Parties agree as follows.

1.	Scope of Contract

1.1 Seller agrees to sell and Buyer agrees to buy, under the terms and conditions stated in this Contract, the equipment and materials as set forth in Exhibit A (“Rig”).

1.2 Buyer Responsibility: Buyer, through its own analysis, is solely responsible for making the final product selection and assuring that all performance, endurance, maintenance, safety, and warning requirements for Buyer’s particular application are met. Buyer must analyse all aspects of its particular application and follow applicable industry standards and product information. If Seller provides product options, Buyer is responsible for determining the utility and functionality of the option, as well as its suitability and sufficiency for the reasonably foreseeable uses of the Rig by Buyer.

2.	Terms

2.1 Buyer agrees to pay $13,665,350 (“Sales Price”) for the purchase of Rig as listed in the Seller’s Quote GES11-6114-04 attached as Exhibit B (“Quote”).

2.2 Payment shall be tendered by Buyer to Seller in installments, as follows:

a.	a down payment of 40% of the Sales Price (“Down Payment”) shall be paid within five business days after the Execution Date of this Contract (the date when these funds are received being the “Effective Date”);

b.	a second payment of 30% of the Sales Price shall be due and payable within 75 days of the Execution Date of this Contract and shall be paid by wire transfer of immediately available funds;

c.	a final payment of 30% of the Sales Price shall be due and payable immediately prior to delivery Ex-Works (Incoterms 2000) Seller’s Houston, Texas facility or any other facility designated by Seller (“EXW”) and shall be paid by wire transfer of immediately available funds; and

d.	all payments are to be tendered in U.S. Dollars ($) on or before 5:00 p.m., Central Standard Time (U.S.) on the date due in the form of cleared funds at the bank designated by Seller with all time periods measured in calendar days.

2.3 The timely receipt of payment of Down Payment is a condition precedent to this Contract becoming effective. If Down Payment is not made and received when due, Seller may, at its sole option, terminate this Contract by delivery of written notice to Buyer.

2.4 In the event Seller’s costs increase more than 3% during performance of this Contract due to events beyond its reasonable control including, but not limited to, changes in law or regulations, exchange rate fluctuations, or changes in the prices of raw materials from the date of Quote, Seller shall submit evidence of the increase and Buyer shall reimburse Seller for the increased costs. Seller shall have the right to submit evidence of escalation without regard to the 3% threshold, if Buyer delays execution of this Contract or work on Rig for a total of more than 20 days in the aggregate.

2.5 Buyer and Seller agree that, in addition to the payment of the Sales Price, Buyer shall be entitled to the payment of a Contingent Bonus, calculated and payable subject to and in accordance with the terms of Annex I hereto.

3.	Delivery

3.1 Date: EXW Delivery Date shall be as listed in Exhibit B (“Delivery Date”).

3.2 Risk of Loss: Risk of loss of Rig transfers to Buyer upon delivery of Rig to Buyer or Buyer’s designated carrier or other representative in accordance with the provisions of §3.3; provided, however, that title to Rig shall not pass from Seller to Buyer until the Sales Price is paid in full.

3.3 Delivery: Delivery of Rig shall be EXW, not packed for export.

3.4 Notice of Completion and Inspection: Seller shall provide Buyer with 30 days prior notice of the Rig’s expected completion date (“Completion Date”), and Buyer shall have 10 days after Completion Date (meaning the date on which Rig is ready for delivery to the carrier in disassembled form) to inspect and accept Rig or to raise objections that Rig, in whole or in part, does not meet Technical Specifications (as defined in §5.1). If Buyer fails to raise objections in writing during the inspection period, Rig is deemed accepted and delivery is deemed to have occurred. If Buyer timely raises an objection, §3.7 will apply to corrections. Buyer shall accept the scope of supply pursuant to Exhibit D.

3.5 Testing: Incorporated into Technical Specifications (as defined in §5.1) is the protocol of components testing for Rig, and Buyer shall have the right to have a representative present at any testing.

3.6 Buyer Representatives at Inspections: In the event Buyer desires to have a representative present for pre-operational testing in Seller’s plant, Buyer shall notify Seller and request that Seller notify Buyer five business days in advance of any testing. If Buyer’s representative after Seller’s delivery of prior notice of the location and time of the testing of Rig is absent during any testing, Buyer shall be deemed to have accepted the results of the testing.

3.7 Opportunity to Cure: In the event that Buyer timely raises objections in accordance with §3.4 that Rig does not meet Technical Specifications, Seller shall have a reasonable period of time to correct any defect, and Completion Date shall be delayed to reflect the new Completion Date, if applicable. Buyer will be entitled to inspect any correction work and to request further testing and/or further work to remedy defects as may be necessary until Rig meets Technical Specifications. Seller shall be responsible for all costs of testing and any necessary cures.

Domestic Drilling Rig Contract (DRC 04-2010)

3.8 Cancellation: Where cancellation of this Contract is for Buyer’s convenience, Buyer shall reimburse Seller for all work performed (regardless of the state of completion) and shall pay to Seller (a) the net cost of all materials, transportation, insurance, and handling for which Seller has made firm contracts prior to Seller’s receipt of Buyer’s cancellation notice and which cannot be cancelled and (b) all amounts paid in settlement or termination of claims of subcontractors and suppliers and all other reasonable costs and expenses incurred in effecting cancellation (including all restocking charges and demobilization costs). For any parts, equipment or components for which Buyer has reimbursed Seller or funded in full through down payment, shall be transferred at Buyer’s cost for shipping and delivery as soon as reasonably possible to Buyer.

4.	Changes

4.1 No changes or modifications to this Contract including, but not limited to, any Rig specification, shall be made without the prior written consent of both Parties, as described on Exhibit E. Seller is not obligated to accept and reserves the right to reject any change or modification to this Contract.

4.2 Consent by Buyer or Seller may only be established by written consent executed by a designated representative as identified in Exhibit F. No individual or official not named on Exhibit F is authorized to execute a modification to this Contract, and the Parties specifically acknowledge and agree that no apparent authority may be relied on in modifying this Contract.

4.3 If Buyer requests and Seller agrees to a modification or change to Rig that results in a change in the Completion Date, the Parties agree to a reasonable extension of the estimated Completion Date to reflect the new expected date of completion. All requested changes shall be documented in accordance with Exhibit E.

5.	Technical Specifications

5.1 All specifications (“Technical Specifications”) delivered in connection with this Contract shall be set forth in Quote.

5.2 None of Technical Specification for any Rig to be delivered pursuant to this Contract may be amended, modified, altered or changed in any way without the prior written consent of both Parties in accordance with the provisions of Article 4.

5.3 Buyer acknowledges that any amendment, modification, alteration or other change to Technical Specifications may result in an alteration to the Sales Price and/or a change in the expected Completion Date and/or the Delivery Date.

6.	Documentation

Seller shall produce to Buyer all required final documentation (“Documentation”) as set out in Exhibit C.

7.	Packing/Shipping

7.1 Buyer shall engage a third-party contractor responsible for packing all Rig in accordance with Buyer’s requirements.

7.2 Seller shall not be responsible or liable for packaging Rig for shipment or for shipping Rig.

8.	Warranty of Workmanship and Materials

8.1 New equipment manufactured by Seller is warranted to be free of defects in materials and workmanship and to conform to the specifications contained herein for a period of 12 months from Delivery Date or 18 months from the Completion Date, whichever period expires first, provided Buyer subjects the new equipment to the operating conditions specified by Buyer when the order is placed and in accordance with Seller’s operating and maintenance instructions, if any, and storage requirements, if any. Remanufactured equipment provided by Seller is warranted for 12 months from Completion Date. THIS IS SELLER’S SOLE AND EXCLUSIVE WARRANTY. If a defect in Rig appears within a designated warranty period, and Buyer has given written notice within such warranty period (or 30 days after expiration of such warranty period in the event a defect in Rig appears within 30 days of expiration of such warranty period), Seller will promptly repair or replace the part, at Seller’s option, by shipping a similar part FOB shipping point or, at Seller’s option, refund an equitable portion of the Sales Price. Seller may require the return of the defective part within 60 days of failure to a designated Seller location, transportation prepaid to establish Buyer’s claim. No allowance will be made for repairs undertaken without Seller’s prior written consent. This warranty applies only to equipment manufactured by Seller and excludes standard equipment maintenance items, hoses, and expendables. Any descriptions of equipment, drawings, specifications, and any samples, models, bulletins, or similar material, used in connection with this sale are for the sole purpose of identifying equipment and are not to be construed as an express warranty that Rig will conform to the description. Any field advisory or installation support is advisory only. EXCEPT FOR THE WARRANTIES EXPRESSLY PROVIDED ABOVE, THERE ARE NO OTHER WARRANTIES AND NONE SHALL BE IMPLIED IN LAW OR OTHERWISE INCLUDING THOSE OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS OR SAMPLES, DILIGENCE, AND WORKMANLIKE SERVICE. SELLER’S WARRANTY OBLIGATIONS AND PURCHASER’S REMEDIES ARE SOLELY AND EXCLUSIVELY AS STATED IN THIS ARTICLE 8. Purchaser’s sole and exclusive remedy for breach of warranty under this Article 8, whether based upon warranty, contract or tort, including negligence, will be to proceed under this warranty. All liability of Seller shall terminate 12 months from Delivery Date or 18 months from the Completion Date, whichever period expires first.

8.2 Notwithstanding the provisions of §8.1, the Warranty shall not apply to any part of Rig that:

a.	has been altered or repaired by anyone other than Seller or Seller’s duly authorized representative;

b.	has been used or maintained other than in accordance with Documentation;

c.	has been misused or damaged due to the unreasonable use, negligence, or accident of Buyer, Buyer’s customer, or any other person or entity;

d.	has been unreasonably used by Buyer, Buyer’s customer, or any other person or entity after any person or entity knew or should have known of the defect; or

e.	is considered expendable in nature and expires as a result of normal wear and tear in the use of Rig.

Domestic Drilling Rig Contract (DRC 04-2010)

8.3 To the extent that Seller has received from the manufacturer thereof a warranty with term and scope similar to the warranties provided to Seller herein, and such warranties are assignable from Seller to Buyer, any portion of Rig sold to Buyer pursuant to this Contract but not manufactured by Seller is not warranted to any extent by Seller, but Seller shall assign to Buyer, without recourse, any warranties furnished to Seller by the vendors or manufacturers of that equipment to the extent any warranties are assignable by Seller. Seller shall cooperate with Buyer in any resulting dispute Buyer may have with any vendors or manufacturers, provided Seller shall not be obligated to incur any costs or initiate any litigation.

8.4 Seller’s liability for any breach of Warranty shall be limited to:

a.	causing Rig to perform in accordance with this Contract and Technical Specifications by repairing or replacing (at Seller’s option) any defective Rig; or

b.	reimbursing Buyer for the cost of repair or replacement in accordance with the provisions of §8.6.

8.5 If Seller advises Buyer that Seller is able to perform the warranty work, as described in §8.4, Buyer or owner/operator is obligated to allow the warranty work to be performed by Seller at Seller’s cost. In the event Seller determines that the repair or replacement is not a valid warranty claim, Buyer or owner/operator shall be charged for the parts, labor, and other trip expenses, including per diem rates where applicable, at Seller’s then current published rates, subject to Buyer’s right to contest the warranty determination in accordance with Article 11.

8.6 In the event Seller advises Buyer or the owner/operator that Seller is unable to perform the warranty work, as described in §8.4, Buyer or owner/operator may elect to cause the necessary warranty repairs or replacements to be made by a third party. In this event, Seller’s sole obligation shall be to reimburse Buyer for the reasonable costs incurred by Buyer for the repairs or replacements. If Buyer elects to proceed under the provisions of this §8.6, Buyer shall, as soon as possible (but in any event prior to the commencement of the repairs or replacements), notify Seller of the time, place, and estimated cost of the repairs or replacements. Seller shall have the right to verify, at its sole cost and expense, by its own representative, the nature and extent of the defects complained of prior to the time that the repairs or replacements are made, and if, in fact, no breach of the warranty has occurred, Buyer shall pay to Seller a per diem fee equal to Seller’s then current labor rate schedule and the reasonable expenses incurred by the representative, subject to Buyer’s right to contest the warranty determination in accordance with Article 11. Seller does not warrant the work of others who conduct repairs or replacements.

8.7 The remedies provided above for breach of the warranty are exclusive. In no event shall the obligation of Seller to repair or replace (or to reimburse Buyer for the cost of repairing or replacing) defective parts be construed to require Seller to repair or replace (or to reimburse Buyer for the cost of repairing or replacing) more than the original purchase price of the part that is found to be defective. Rig, as a whole, shall not be construed to be a “part” for the purposes of the preceding sentence and this Contract.

8.8 Seller shall have no obligation or liability for any breach of the warranty unless (a) the date of discovery of the defect or failure of Rig to perform in accordance with this Contract or Technical Specifications was prior to the expiration of the designated warranty period set forth in §8.1 and (b) Buyer shall have provided Seller with written notice of the defect or failure within 30 days of discovery.

8.9 Buyer represents that it reviewed Technical Specifications and is satisfied that Rig meets its operating requirements.

8.10 Seller offers no warranties for structural design or operating performance of Rig manufactured pursuant to drawings, designs, or specifications of Buyer or a third party acting for Buyer.

8.11 Seller may subcontract all orders.

9.	Limitations of Liability

9.1 Neither Buyer nor Seller shall be liable for any special, indirect, speculative or consequential damages of any type or character (including, but not limited to, loss of profit, use, or production) arising from or related in any way to this Contract or its performance.

9.2 To the full extent of applicable law and not specifically found elsewhere in this Contract, Seller’s total liability, in the aggregate, to Buyer or any entity claiming by, through, or under Buyer for any Claims from any cause or causes including, but not limited to, any breach of contract or warranty or negligence or strict liability shall not exceed the Sales Price of Rig provided by Seller.

10.	Indemnification

10.1 During the performance of this Contract, the Parties’ indemnity obligations shall apply to events at any geographic location where this Contract is being performed by Buyer or Seller or, following the Delivery Date, where Rig is being used by or for the benefit of Buyer.

10.2 SELLER AGREES TO DEFEND, PROTECT, RELEASE, INDEMNIFY, AND HOLD BUYER OR ITS PARENT, SUBSIDIARY, OR AFFILIATED COMPANIES AND ITS AND THEIR AGENTS, CONTRACTORS, EMPLOYEES, INSURERS, INVITEES, OFFICERS, OWNERS, REPRESENTATIVES, OR STOCKHOLDERS (“BUYER’S GROUP”) HARMLESS FROM AND AGAINST ALL CAUSES OF ACTION, CLAIMS, DAMAGES, DEMANDS, LIABILITY, LOSSES, AND SUITS OF EVERY TYPE AND CHARACTER INCLUDING ALL LITIGATION EXPENSES, COURT COSTS, AND ATTORNEY’S FEES, ARISING OUT OF OR RELATED IN ANY WAY TO THE RIG OR THIS CONTRACT (“CLAIMS”) ARISING IN FAVOR OF SELLER OR ITS PARENT SUBSIDIARY OR AFFILIATED COMPANIES AND ITS AND THEIR AGENTS, CONTRACTORS, EMPLOYEES, INSURERS, INVITEES, OFFICERS, OWNERS, REPRESENTATIVES, OR STOCKHOLDERS (“SELLER’S GROUP”) THAT ARE ASSERTED FOR PERSONAL INJURY, DEATH, OR LOSS OF OR DAMAGE TO ANY PROPERTY ARISING OUT

Domestic Drilling Rig Contract (DRC 04-2010)

OF, RESULTING FROM, OR RELATING IN ANY WAY TO THIS CONTRACT OR ANY ACTS OR OMISSIONS IN CONNECTION HEREWITH INCLUDING, WITHOUT LIMITATION, ANY BREACH OF THIS CONTRACT, REGARDLESS OF WHETHER BUYER OR OTHERS MAY BE WHOLLY, CONCURRENTLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT, AND REGARDLESS OF ANY DEFECT IN PREMISES. EQUIPMENT OR MATERIALS, IRRESPECTIVE OF WHETHER PREEXISTING AT EXECUTION OF THIS CONTRACT.

10.3 BUYER AGREES TO DEFEND, PROTECT, RELEASE, INDEMNIFY, AND HOLD SELLER’S GROUP HARMLESS FROM AND AGAINST ALL CLAIMS ARISING IN FAVOR OF BUYER’S GROUP (OTHER THAN MEMBERS OF SELLER’S GROUP) THAT ARE ASSERTED FOR PERSONAL INJURY, DEATH, OR LOSS OF OR DAMAGE TO ANY PROPERTY ARISING OUT OF, RESULTING FROM, OR RELATING IN ANY WAY TO THIS CONTRACT OR ANY ACTS OR OMISSIONS IN CONNECTION HEREWITH INCLUDING, WITHOUT LIMITATION, ANY BREACH OF THIS CONTRACT, REGARDLESS OF WHETHER SELLER OR OTHERS MAY BE WHOLLY, CONCURRENTLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT, AND REGARDLESS OF ANY DEFECT IN PREMISES, EQUIPMENT OR MATERIALS, IRRESPECTIVE OF WHETHER PREEXISTING AT EXECUTION OF THIS CONTRACT.

10.4 Buyer specifically acknowledges that Rig is being purchased for use in an inherently dangerous endeavor. Buyer understands the importance of obtaining appropriate training for personnel operating Rig and represents to Seller that only appropriately trained and qualified individuals shall operate or work on Rig. WITHOUT PREJUDICE TO SELLER’S WARRANTY AND SUBJECT ALWAYS TO THE PROVISIONS OF §10.3, BUYER AGREES TO INDEMNIFY SELLER FROM ANY CLAIMS ARISING ON ACCOUNT OF LOSS OR DAMAGE TO ANY PROPERTY, INCLUDING RIG, IN CONNECTION WITH BUYER’S USE OR OPERATION OF RIG AFTER THE DELIVERY DATE REGARDLESS OF WHETHER ANY MEMBER OF SELLER’S GROUP OR OTHERS MAY BE WHOLLY, CONCURRENTLY, OR SOLELY NEGLIGENT OR OTHERWISE AT FAULT (EXCEPT TO THE EXTENT ARISING FROM OR RELATING TO A DEFECT OR FAILURE COVERED UNDER THE WARRANTY PURSUANT TO THIS CONTRACT).

10.5 Seller shall not be liable for the structural design or operating performance of Rig manufactured according to designs, drawings, or specifications of Buyer or any party acting for Buyer.

10.6 THE INDEMNITY OBLIGATIONS UNDERTAKEN IN THIS CONTRACT SHALL BE SUPPORTED BY APPROPRIATE INSURANCE AS SPECIFIED HEREIN; PROVIDED, HOWEVER, THAT THE INDEMNITY OBLIGATIONS SHALL NOT BE LIMITED BY THE TYPES OF AND AMOUNT OF INSURANCE COVERAGE OBTAINED.

11.	Law and Venue

The validity of this Contract and all Claims arising hereunder shall be construed, interpreted, and governed in accordance with the laws of the State of Texas. The Parties agree that for purposes of all Claims that arise out of or are related in any way to the subject matter of this Contract that proper venue shall be the federal and state district courts located in Houston, Harris County, Texas.

12.	Force Majeure

12.1 For purposes of this Contract, “Force Majeure” shall be defined to mean acts of God, acts, orders, decrees, instructions or other requirements of governmental authorities taking effect after Effective Date, insurrections, mobilization, riots, acts of terrorism, vandalism, sabotage, strikes, lock-outs or other labor disturbances (it being expressly agreed that Buyer shall have no right to compel Seller to settle any strike or other dispute), quarantines, floods, storms, hurricanes, tornadoes, droughts or other adverse weather condition, fires, explosions, embargoes, or by other cause not reasonably foreseeable by the Parties.

12.2 Seller shall not be liable for delays due to Force Majeure events. Seller shall give Buyer written notice within seven days of commencement of the cause or event and shall promptly resume performance upon expiration of the cause or event.

13.	Insurance

13.1 Seller shall maintain all appropriate insurances prior to the Delivery Date as set out in Exhibit G. Seller shall provide Buyer with certificates evidencing its insurance upon request.

13.2 Buyer shall maintain all appropriate insurances from the Date of Execution of this Contract including, without limitation, at least coverage set forth in Exhibit G. Buyer shall provide Seller with certificates evidencing its insurance upon request.

14.	Spare Parts

Seller and Buyer recognize the potential need for adequate spare parts during operations. Spare parts, subject to market conditions and plant capacity, shall be available from Seller to Buyer at competitive prices subject to negotiation for a period of at least two years from Completion Date.

15.	Taxes and Duties

The Sales Price does not include any provision for taxes or duties levied or imposed by any authority or entity; Buyer agrees to be solely responsible for and indemnify (and reimburse, if necessary) Seller from any and all taxes or duties levied or imposed.

16.	Default and Termination

16.1 Seller shall be deemed in default if one or more of the following events occur provided that Buyer has given Seller written notice of the default and Seller has failed to cure within 30 days of the notice. Buyer may terminate this Contract, if Seller (a) makes an assignment for the benefit of creditors or consents to or acquiesces in the appointment of a receiver, liquidator, fiscal agent, or trustee; (b) becomes insolvent or enters into a voluntary or involuntary bankruptcy or

Domestic Drilling Rig Contract (DRC 04-2010)

receivership; (c) fails to deliver pursuant to Article 3; or (d) has breached any warranty or representation material to this Contract.

16.2 In the event of default termination, Seller shall assist Buyer and cooperate in the transfer of work in progress for the value equal to the amount of payments previously received, residual materials, and in the performance of Buyer’s other reasonable requests.

16.3 Buyer shall be deemed in default if one or more of the following events occur provided that Seller has given Buyer written notice of the default and Buyer has failed to cure within 30 days of the notice. Seller may terminate this Contract, if Buyer (a) makes an assignment for the benefit of creditors or consents to or acquiesces in the appointment of a receiver, liquidator, fiscal agent, or trustee; (b) becomes insolvent or enters into a voluntary or involuntary bankruptcy or receivership; (c) without regard to (a) or (b) suffers from a material change in credit or financial condition unsatisfactory to Seller; (d) fails to make any payment as and when required pursuant to Article 2; or (e) has breached any warranty or representation material to this Contract.

16.4 In the event Seller terminates in whole or in part, Seller shall have no further obligations or liability under this Contract and Buyer shall be liable to Seller in accordance with §3.8. In the event of default termination, Seller shall assist Buyer and cooperate in the transfer of work in progress for the value equal to the amount of payments previously received by Seller, residual materials, and in the performance of Buyer’s other reasonable requests but only after payment of all sums due from Buyer.

17.	Confidential Information

17.1 All information to be provided by Seller or by any other person or entity on behalf of Seller is information that Seller deems confidential and proprietary, and Seller must be assured that confidentiality will be strictly maintained. “Confidential Information” means all information furnished by Seller or any other person or entity on behalf of or at the request of Seller including, but not limited to, quotes (including Quote), correspondence, discussions, negotiations, price, documents (including this Contract), analyses, data, reports, business plans, marketing information, projections or other commercial information, all engineering and other drawings and documents, manufacturing practices, all intellectual property, know-how and technical information (including Technical Specifications) relating to or in respect of Rig or the project to which it relates and capital and operating costs related to the subject matter of the project to which Rig relates.

17.2 Buyer may only disclose the Confidential Information to its officers, directors, employees, consultants and independent contractors who have a need to know such information for the purpose of using, operating or utilizing Rig, provided that the persons and entities shall be notified of the confidential nature of the information in advance and agree to abide by the confidentiality provisions of this Contract the same as if they themselves were Buyer. In the event Buyer is compelled by subpoena or other legal directive to disclose any Confidential Information, Buyer shall immediately notify Seller in writing and allow Seller to seek protection of the Confidential

Information.

17.3 All rights in, to and under the Confidential Information shall remain solely with Seller.

17.4 Buyer acknowledges that Seller will be irreparably harmed by any breach of the confidentiality obligations set forth in this Contract. Accordingly, in addition to damages and other relief allowed by applicable law, Buyer agrees that in the event of any breach, Seller shall be entitled, without posting of security or a bond, to equitable relief, including, without limitation, temporary and/or permanent injunctive relief and specific performance.

17.6 The confidentiality obligations set forth in this Contract shall survive any termination of this Contract.

18.	Miscellaneous

18.1 Entire Contract: This Contract expresses the complete agreement of the parties as of the time of execution, and all prior written or oral agreements, and contemporary oral agreements, are hereby superseded by this Contract. In the event of a conflict between the terms and conditions of this Contract and the exhibits and/or attachments that form a part of this Contract, the terms and conditions of this Contract shall prevail. Therefore, this Contract shall prevail over all other terms and conditions.

18.2 Amendment: This Contract may not be amended, modified or supplemented except by a written agreement expressly designated as an amendment, modification or supplement of this Contract and executed by both Parties in accordance with the provisions of §4.2.

18.3 Waiver: No waiver of any of the provisions of this Contract shall be binding upon a Party unless the waiver is in writing and specifically designated as a waiver and shall be executed in accordance with the provisions of §4.2. No waiver of any of the provisions of this Contract shall be deemed or shall constitute a waiver of any other provision of this Contract (whether or not similar), nor shall the waiver constitute a continuing waiver, unless otherwise expressly provided therein.

18.4 Severability: If any portion of this Contract or the application thereof to any persons or circumstances should be found to be invalid by a court of competent jurisdiction, the invalidity shall not affect the remaining portions or application thereof which can be given effect without the invalid portion or application.

18.5 Written Assurance of Domestic Use Only: Buyer hereby gives written assurance to Seller that neither Rig nor any technical data provided to Buyer hereunder is intended to or will be shipped, exported, or re-exported, directly or indirectly, to any country, person, or other entity contrary to any laws, regulations, or administrative orders of the United States or any other jurisdiction applicable to a transaction affecting this Contract. Buyer further acknowledges that Seller, in determining to execute this Contract and perform its obligations under this Contract, has expressly relied on the written assurance contained in this §18.5.

18.6 Counterparts and Facsimile Execution: This Contract may be executed in multiple counterparts, each being deemed an original copy of this Contract, but all of which, when taken

Domestic Drilling Rig Contract (DRC 04-2010)

agreement. The Parties may sign and deliver this Contract by facsimile transmission or by electronic mail in “portable document format.”

18.7 Survival: The provisions of this Contract that are intended to extend beyond its termination shall survive termination of the Contract, including without limitation, any liability, indemnity, and confidentiality provisions contained in this Contract, and the provisions applicable to the enforcement of those provisions and/or the enforcement of rights and obligations incurred hereunder.

18.8 Compliance with Laws: The Parties represent and warrant that they are independently familiar with and at all times shall observe and comply with all federal, state, and local laws, ordinances, rules, and regulations in any manner affecting this Contract and the Rig. The Parties further agree to fully comply with all laws and regulations controlling the export of controlled commodities.

18.9 Authority to Execute: Each of the persons executing this Contract represents and warrants that they have full right and authority to execute this instrument on behalf of Buyer and Seller, respectively, and to legally bind each Party to all of its provisions.

18.10 Notices: Any required notices shall be in writing and may be served either personally on the authorized representative of the receiving Party or by facsimile, courier, express delivery, or registered or certified mail to the address of that Party (or at any other address for a Party as specified by 10 days prior notice):

Buyer:	Attention: Legal
11616 North Galayda Street
Houston, Texas 77086

Seller:	Attention: Legal
11616 North Galayda Street
Houston, Texas 77086

BUYER ACKNOWLEDGES THAT THIS CONTRACT CONTAINS WARRANTY, INDEMNITY, AND INSURANCE PROVISIONS.

Exhibit and Annex List:

• Exhibit A	Description of Rig and Materials

• Exhibit B	GESO’s Quote

• Exhibit C	Documentation

• Exhibit D	Rig Acceptance Certificate

• Exhibit E	Change Order Form

• Exhibit F	Representation of Authorization

• Exhibit G	Required Insurance

• Annex I	Contingent Bonus

IN WITNESS WHEREOF, Buyer and Seller have caused this Contract to be executed by their duly authorized representatives to be effective as of the day and year first above written.

BUYER

INDEPENDENCE CONTRACT DRILLING, LLC

By:

Name:	Byron Dunn

Title:	CEO

SELLER

GLOBAL ENERGY SERVICES OPERATING, LLC

By:
Name:
Title:

Domestic Drilling Rig Contract (DRC 04-2010)

agreement. The Parties may sign and deliver this Contract by facsimile transmission or by electronic mail in “portable document format.”

18.7 Survival: The provisions of this Contract that are intended to extend beyond its termination shall survive termination of the Contract, including without limitation, any liability, indemnity, and confidentiality provisions contained in this Contract, and the provisions applicable to the enforcement of those provisions and/or the enforcement of rights and obligations incurred hereunder.

18.8 Compliance with Laws: The Parties represent and warrant that they are independently familiar with and at all times shall observe and comply with all federal, state, and local laws, ordinances, rules, and regulations in any manner affecting this Contract and the Rig. The Parties further agree to fully comply with all laws and regulations controlling the export of controlled commodities.

18.9 Authority to Execute: Each of the persons executing this Contract represents and warrants that they have full right and authority to execute this instrument on behalf of Buyer and Seller, respectively, and to legally bind each Party to all of its provisions.

18.10 Notices: Any required notices shall be in writing and may be served either personally on the authorized representative of the receiving Party or by facsimile, courier, express delivery, or registered or certified mail to the address of that Party (or at any other address for a Party as specified by 10 days prior notice):

Buyer:	Attention: Legal
11616 North Galayda Street
Houston, Texas 77086

Seller:	Attention: Legal
11616 North Galayda Street
Houston, Texas 77086

BUYER ACKNOWLEDGES THAT THIS CONTRACT CONTAINS WARRANTY, INDEMNITY, AND INSURANCE PROVISIONS.

Exhibit and Annex List:

• Exhibit A	Description of Rig and Materials

• Exhibit B	GESO’s Quote

• Exhibit C	Documentation

• Exhibit D	Rig Acceptance Certificate

• Exhibit E	Change Order Form

• Exhibit F	Representation of Authorization

• Exhibit G	Required Insurance

• Annex I	Contingent Bonus

IN WITNESS WHEREOF, Buyer and Seller have caused this Contract to be executed by their duly authorized representatives to be effective as of the day and year first above written.

BUYER

INDEPENDENCE CONTRACT DRILLING, LLC

By:
Name:
Title:

SELLER

GLOBAL ENERGY SERVICES OPERATING, LLC

By:

Name:	MICHAEL STANSBERRY

Title:	PRESIDENT

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit A

Description of Rig and Materials

Seller will provide the following equipment and components:

QuickSilver Drilling System QDSH 1600

Specifications for the above equipment and components are more fully set out in Seller’s Quote attached as Exhibit B.

Price: US$13,665,350

Ex Works Houston Delivery Date with all shipping and packing costs and expenses for Buyer’s account.

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit B

GESO’s Quote

See Quotation GES11-6114-04 attached.

Delivery Date: May 31, 2012

Domestic Drilling Rig Contract (DRC 04-2010)

Independence

Quote No. GES11-6114-04

QuickSilver® Drilling System

QDSH-1600

11/22/2011

THEINRICH\004676\00002\744081.1

Global Energy Services

Houston, Texas, USA

QuickSilver® Drilling System

QDSH-1600

Quote No.: GES11-6114-03

Specification Summary

The QuickSilver Drilling System is designed to rig up & rig down on a new location (within 100 miles) in less than 48 hours. All components requiring elevation are raised with hydraulic cylinders; no cranes are required. Round bottom mud tanks eliminate the need for mud guns. GES’ Electronic Driller provides automated control of WOB, ROP and RT. Optional walking or skidding systems available.

Horsepower	1600 HP
Hook Load	750,000 lb.
Lines	12
Mast Height	136’
Base Dimensions	13’ x 9’
Racking Capacity	19,500’ of 5” DP, 4 stands of 6-1/2” DC
Rotary Table	27.5” (37.5” Optional)
Rotary Load	750,000 lb. with Full Setback
Setback Load	505,000 lb.
Drill Floor Height	26’
Clear Working Height	22.5’
Drill Floor Dimensions	40’ x 21.5’ Approximate
Engine-Generators	3 x Cat 3512C & KATO or Caterpillar
Mud Pumps	2 x 1600 HP Each
Catwalk	18” Structural Steel with V-Door
Loads	22

GES is a certified API Spec Q1, Spec 4F and Spec 7K facility. All appropriate GES manufactured equipment will carry the API Monogram. The Drawworks, Mast, Substructure and accessories are manufactured to the following specifications:

•	Mast, Crown and Substructure to comply with API 4F

•	Crown Sheave Assemblies comply with API 8A

•	Traveling Block API 8A

•	Drawworks and Rotary Table comply with API 7K

•	Mud Pumps API 7K

•	Designed to 0°F thru 104°F (-17.8°C thru 40°C) ambient

All equipment will be sandblasted, primed and finish coated with an industrial epoxy polyurethane coating system, per GES standard one color coating specification No.N00-0000-005.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 2 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		SECTION 1

1.0		MAST, SUBSTRUCTURE, DRAWWORKS & ACCESSORIES

1.1	1	MAST ASSEMBLY

		GES freestanding hydraulically raised mast with 136’ clear height and a 750,000 lb. static hook load capacity when strung on 12 lines. Features a 13’ x 9’ base and comes complete with ladders, lighting and crown assembly.

		The mast is designed to be telescoped out horizontally using a tandem axle truck, and retracted in horizontally using a tandem axle truck along with the mast dolly mounted drill line spooler. The mast will remain mounted on the 4-axle removable mast dolly complete with integrated hydraulically operated drill line spooler assembly for transportation.

		The two (2) hydraulic mast raising cylinders remain mounted on the mud boat during transportation and are easily positioned for the mast raising and lowering operation.

		The drill line spooler integration onto the mast dolly facilitates the mast being transported with the traveling block remaining strung up. The traveling block is transported in the mast lower section secured in the block cradle.

		Mast mounted hydraulic make-up and breakout cylinders are supplied complete with drill floor level sheave assemblies and include all necessary hydraulic hoses, fittings, and valves for operation.

		Crown assembly is supplied complete with a main cluster assembly consisting of five (5) 36” diameter sheaves, a fast line sheave assembly consisting of one (1) 42” diameter sheave and a tandem deadline sheave assembly consisting of one (1) 42” diameter sheave and one (1) 36” sheave, all grooved for 1-3/8” wireline and arranged to accommodate a six (6) sheave traveling block. Includes a removable fifth wheel plate mounted on the front side of the crown frame, 42” high handrails, bumper blocks, padeyes for block suspension line and tugger sheaves.

		Racking board has a racking capacity of 19,500’ of 5” drill pipe and four (4) stands of 6-1/2” drill collars or 23,400’ of 4-1/2” drill pipe and four (4) stands of 6-1/2” drill collars.

		Racking board comes complete with adjustable diving board, finger covers for the driller’s side fingers, a 1 500 lb. pull back winch and mount, a SALA block, safety chains on each finger, 78” handrails, racking board frame and a ladder landing platform with handrails.

		Includes the following:

•	Two (2) tong counterweights complete with buckets, guides, blocks and wireline

•	Padeyes mounted in the mast intermediate section and the counterweights mounted on the substructure base.

•	Two (2) M491 or equal tugger sheave units grooved for 9/16” diameter wireline

•	Mast dolly mounted hydraulic drill line spooler supplied with 5,000’ of 1-3/8” EIPS drilling line.

•	One (1) mast stand. The mast comes with all the necessary drive pins and bolts for assembly.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 3 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		Manufacturer:	Global Energy Services
		Country of Origin:	USA
		Model Number:	GES-1600-M

1.2	1	TELESCOPING SUBSTRUCTURE

Telescoping substructure with the following:

•	Hydraulically raised substructure with a 26’ drill floor height with 22.5’ clear working height under the rotary beams. Casing capacity of 750,000 lbs. and setback capacity of 505,000 lbs. for a combined load capacity of 1,255,000 lbs.

•	Substructure outfitted with checkered floor plate and safety handrails with toe-boards.

•	BOP trolley beams to extend to the front of the rig – under the V-door.

•	Independent rotary drive built into substructure.

•	Three (3) sets of stairs from working floor: two (2) to the ground and one (1) to the trip tank landing complete with handrails.

•	One (1) mousehole to be included for Range II pipe.

•	One (1) rathole to be included for Range II pipe.

•	BOP stabilizer padeyes.

•	V door ramp.

•	Mast pedestal with shoes.

The drill floor area is 21.5’ x 40’ (approximate). Approximate transport dimensions:

•	Rotary side sub base: 40’ x 11.5’

•	Setback side sub base: 40’ x 10.25’

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	QDSH-1600-S

1.3	Lot	DRILL COLLARS

Drill Collar

• DC 8.00X2.81X31.00 NC 56 BB box
up NC 56 API RG pin DWN STD slip 10” HB 1”
above slip APP on OD
8 each

Drill Collar

• DC 7X2.81X31 NC50 BB box up NC
50 API RG pin DWN STD slip 10” HB 1” above slip
applied on OD
24 each

1.4	Lot	DRILL PIPE

DRILL PIPE - TEXAS STEEL CONVERSION, DRILL
PIPE. 5” IEU X 19.50 LB/FT GRADE S-135 RANGE 2:
31.5’(+6”/-12”) pipe body meets 95%
Remaining wall tool joints - 6 5/8” ODX2 3/4”

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 4 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION
		ID with NC 50 threads, tool joints 2” longer
		than standard API - 9” pin tong space, 12” box
		tong space ARMACOR M HARDBANDING box end
		only/HARDBANDING is inlaid (applied in a 3/32”
		deep groove) box tool joint approx. 3” length of Hardband on the
		OD (flush to 1/32” raised) approx. 75” length of Hardband on
		the 18 degree taper and 3 fingers (flush with
		taper) TK34 internal plastic coating mand
		and break included (3 cycles). Plastic thread protectors.
		15 K feet total

1.5	1	BOP UNIT

		BOP STACK:

		•	Double BOP 11” 5,000 Studded Top & Bottom, Horn HD
W/4 - 4 1/16 5,000 Outlets, New, With Rams

		•	Annular BOP 11” 5,000 Horn Spherical, W/11” 5,000
Bottom Flange, With new Packer and Seal Kit, New

		•	Mud Cross 11” 5,000 Flanged Top and Bottom, W/2-4 1/8 5,000
Extended Flanged Outlets, 24” Tall

		•	Single BOP 11” 5,000 Flanged Top & Bottom, Horn HS
W/4 - 4 1/16 5,000 Outlets, New, With Rams

CLOSING UNIT:

		•	5 Station 120 Gallon Accumulator

		•	Single Manual Broad Band Regulators

		•	1 Fail Safe 3/4” Full Flow Regulator

		•	With direct read gauges on remote

		•	1 43 to 1 Graco air pump high/low

		•	Bypass valve 12 11 gallon bottles

		•	5 1” Barksdale valves 1” Triplex pump

		•	25 HP Electric Motor #2 Allen Bradley

		•	Starter & Barksdale Pressure Switch

		•	Remote Control Panel 6 Station

		•	120” JB 16 Remote Hose Assembly

		•	Gallons HD 32 Oil 10WT Hydraulic

1.6	1	DRAWWORKS

GES-1600-AC Drawworks:

		•	1600 HP input power

		•	Heavy duty drawworks skid designed to travel on the mud boat during transportation

		•	Heavy duty shell cover with removable access panels

		•	Heavy duty drum sized for the application and grooved for 1-3/8” drill line

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 5 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	One (1) integrated parking brake system HPU

		•	One (1) spring set, hydraulic release disc parking brake complete with controller

		•	Configured to operate with one AC drive motor

Drive Assembly:

		•	One (1) 1500 HP continuous, 1830 HP intermittent drawworks duty AC drive motor complete with one (1) 20 HP blower, pressure switch, junction box, RTDs, space heater and encoder.

		•	Drawworks controls are mounted in the driller’s cabin.

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	GES-1600-AC

SECTION 2

2.0	MAST & RIG FLOOR ACCESSORIES

2.1	TRAVELING ASSEMBLY

One (1) 400 ton traveling block with six (6) 42” sheaves, sealed bearings grooved for 1-3/8” drill line.
T-Bar Conversion Kit

Manufacturer:	Global Energy Services or Equal
Country of Origin:	USA
Model Number:	TBD

2.2	TOP DRIVE

Top Drive System Package - Model TDS-11SA - 500T complete with the following:

	•	7500 psi Mud Path

	•	Counterbalance Package

	•	S-Pipe Package – RH Front, 5000 psi, 4” LPT

	•	Carriage Package

	•	Lubrication Kit

	•	PH – 75 Pipe Handler Package w/Tool Kit

	•	Driller’s Console, UL, Purge - able w/Driller’s Console Cable Assembly

	•	Guide Beam Kit

	•	Basic Tieback Kit

	•	Hydraulic Package

	•	Kit, Service Loop, UL

	•	Derrick Leg Cable Kit

	•	Electrical Package

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 6 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		Manufacturer:	NOV
		Country of Origin:	USA
		Model Number:	TDS-11SA

2.3		IRON ROUGHNECK SYSTEM

Hydraulic Iron Roughneck System

Compact, pedestal mounted unit combines spinning and torque, the ST-80C is floor mounted socket for support; no hanging cables or overhead equipment is involved. HPU model HP-35S included.

Technical Specifications:

•	Tubular OD Range	4-1/4” to 8-1/2” (108-216 mm)

•	Nominal Drill Pipe Sizes	3-1/2” to 5-1/2” (89-140mm)

•	Spin Speed	100 RPM (nominal on 5” DP)

•	Spin Torque	1,750 ft./lbs. ( 2372 Nm)

•	Maximum Make-up Torque	60,000 ft./lbs. (81500 Nm)

•	Maximum Brake-up Torque	80,000 ft./lbs. (108500 Nm)

•	Horizontal Adjustment	60” (1542 mm)

•	Vertical Adjustment	72” (914 mm)

•	Nominal Connection Height	23” to 59” (584-1498 mm)

Manufacturer:	NOV
Country of Origin:	USA

2.4	1	HYDRAULIC CATWALK

Pipe Cat - PC-5-47

		•	V-Door Ramp 26’-30’

		•	SBC Amphion Controls Pipe Cat

		•	Radio Control, Pipe Cat

		•	Local Control Station

		•	50 HP HPU Unit

Manufacturer:	NOV
Country of Origin:	USA
Model Number:	PC-5-47

2.5	1	INDEPENDENT ROTARY SYSTEM

27.5” rotary table featuring a rigid box-type base, cartridge type pinion shaft assembly with roller bearings, turntable locking-dog with selection of permanent lock in both directions. Heat treated spiral bevel ring gear and pinion. Precision alloy-steel main table ball bearing and upper thrust ball bearing, centralized oil and grease lubrication.

Drive Assembly:

•	One (1) 1150 HP continuous, 1400 HP intermittent rotary duty AC drive motor

•	One (1) 15 HP blower, pressure switch, junction box, and RTDs

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 7 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	Space heater and encoder

		•	One (1) rotary master bushing

		•	One (1) pneumatic inertia brake system, spring release and air set

		•	One (1) torque tube driveshaft

Manufacturer:	Global Energy Services or Equal
Country of Origin:	USA
Model Number:	TBD

2.6	1	MUD BOAT

One (1) mud boat complete with:

		•	Fabricated steel structure

		•	Mast dolly guides

		•	Deadline anchor mount

		•	Hydraulic mast leveling cylinders

		•	Mast guides

		•	Raising padeyes

Mud Boat Area:	13.5’ x 51.6’ (approximate)

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	QDSH-1600-MB

2.7	1	DEADLINE ANCHOR

One (1) deadline anchor for use with 1-3/8” wire rope, 100,000 lb. deadline load.
Note: Deadline Anchor is mounted on the Mud Boat.

		Manufacturer:	Hercules
		Country of Origin:	USA
		Model Number:	HA-131T

2.8	1	HYDRAULIC POWER UNIT (HPU)

HPU system is complete with the following:

		•	Oilfield type skid, 10’ wide x 40’ long (approximate) with loading hitches

		•	High pressure piping

		•	Low pressure piping

		•	Lighting fixtures

		•	Air supply line

HPU package is supplied complete with:

		•	One (1) 75 HP electric motor driven hydraulic pump

		•	One (1) 4-cylinder diesel driven portable power unit

		•	One (1) 50 gallon fuel tank

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 8 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

Unitized complete with:

		•	Commercial Shearing gear pumps

		•	All necessary valves, hoses, fittings, quick disconnects

		•	Valve bank for substructure, driller’s cabin and equipment skid elevation

		•	One (1) 1200 gallon reservoir tank

		Unit also supplies the hydraulic power for mast raising / lowering and operation of the drill line spooler.

2.9	1	STANDPIPE ASSEMBLY

		5” single standpipe assembly with clamps installed on off-driller’s side to include weld type unions with schedule XXH piping.

2.10	1	STANDPIPE MANIFOLD ASSEMBLY

		5” 5,000 lb. WP standpipe manifold assembly with:

		•	Connections for one (1) 2” 5000 PSI pressure gauge

		•	One (1) 2” 5000 PSI kill/fill line

		•	Two (2) 2” welded connections for mud pump sensors

		•	Welded type unions and schedule XXH piping to be utilized

2.11	1	ROTARY HOSE

		4” full bore ID x approximately 65’ (75’ with top drive) 5000 PSI working pressure coupled with Fig. 1002 connections on each end.

2.12	1	50MT BOP HANDLING SYSTEM

		One (1) 50MT pneumatic BOP handling system complete with:

		•	Two (2) 25 metric ton air powered hoists

		•	Air powered trolleys

		•	17’ lift

2.13	1	FLOW LINE

		10” Flowline from the bell nipple to the shaker.

2.14	12	PIPE RACKS

		18” high x 28’ long triangular pipe racks composed of:

		•	4” pipe

		•	3/4” plate legs

2.15	2	HYDRAULIC WINCH

		PD-12C hydraulic drill floor service winches.

		•	Planetary type hydraulic winch

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 9 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	Power in and power out

		•	Automatic fail safe brake

		•	Includes all piping for the handling winches

		•	335’ of 9/16” wireline

		•	Maximum pull 8300# mean, 12000# bare drum

2.16	1	MANRIDER WINCH

Ingersoll-Rand Manrider air winch
Personnel rating: 500 lbs.

2.17	1	WIRELINE UNIT

One (1) Five Star Wireline Unit complete per the following:

		•	Lightweight sturdy construction

		•	Single lift frame and forklift pockets

		•	Skid base has provision for easy mounting on drill floor

		•	Guards on all rotating parts

		•	Drum capacity: 15,000 feet of 0.092” wireline

		•	Hydraulic transmission and heavy duty hydraulic motor

		•	High performance dual drum brake

2.18	1	MAST DOLLY AND DRILL LINE SPOOLER

One (1) four axle mast dolly complete with integrated drill line spooler to include 5,000’ of 1-3/8” EIPS drill line.

		Manufacturer:	Global Energy Services
		Country of Origin:	USA
		Model Number:	GES-QDSH-MD

		SECTION 3

3.0		MUD SYSTEMS, UNITIZATION & ACCESSORIES

		Mud pumps, unitization and accessories is to be supplied per the following:

3.1	2	MUD PUMP

		Single acting triplex 1600 HP mud pump complete with the following:

		Fully enclosed welded steel plate frame power end, double helical gears, double extended pinion shaft, self-aligning spherical main and pinion shaft bearings, roller bearings at crank and crosshead end of connecting rods, shim-adjustable and replaceable crosshead guide, oil-bath and positive flow lubrication systems, electric motor-driven, external circulating lube

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 10 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

oil pump and filter with ac motor, oil gauge and associated piping. Fluid-end modules, suction and discharge manifold included. Liner flushing pump and reservoir includes AC electric motor, piping, manifold and hose. Companion flange for suction manifold 8” suction strainer.

Manufacturer:	BOMCO
Country of Origin:	China
Model Number:	1600 HP

3.2	2	AC DRIVE MOTORS

		One (1) 1500 HP continuous, 1830 HP intermittent mud pump duty AC drive motor complete with:

		•	One (1) 20 HP blower

		•	Pressure switch, junction box, RTDs and space heater

Manufacturer:	TBD
Country of Origin:	USA
Model Number:	TBD

3.3	2	PUMP SKID UNITIZATION

Mud Pumps will be unitized complete per the following:

		•	Structural steel three-runner skid master skid

		•	One (1) belt drive assembly with guard, belts and drive sheaves

		•	One (1) adjustable motor base plate

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	NIA

3.4	2	PULSATION DAMPENER

Pulsation Dampener per the following:

		•	5000 PSI maximum service pressure

		•	20 gallon surge capacity

		•	4” API 5000 ring joint connection

Manufacturer:	BOMCO
Country of Origin:	China
Model Number:	PD-55 style

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 11 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

3.5	2	RELIEF VALVE

3” relief valve, manual reset type, 1500-6000 PSI with welded connections.

Manufacturer:	TBD
Country of Origin:	USA
Model Number:	TBD

3.6	2	PRESSURE GAUGE

Pressure gauge, 0-6,000 PSI range with 2” flanged connection.

3.7	2	STRAINER ASSEMBLY

Strainer assembly with 5” outlet.

3.8	1	LOW PRESSURE MUD UNITIZATION

Suction system complete for two (2) pumps as follows:

Mount two (2) charging pumps on existing mud pump skid extension. Provide two (2) 8” suction lines from suction valves on one common line fed by the pill and suction pits in the suction tank. The suction lines feed the mud pump and the supercharging pump. The charging pump discharges directly to the triplex pump.

Two (2) supercharging pump assembly complete with:

5 x 6 x 11 centrifugal pump with mechanical seal mounted on an oilfield base type skid with coupling, OSHA compliant coupling guard and 40 HP, 1200 rpm, 480 volt, 3-phase, 60 Hz AC motor.

Manufacturer:	TBD
Country of Origin:	USA
Model Number:	TBD

3.9	1	HIGH PRESSURE MUD UNITIZATION

One (1) 5” 5,000 PSI WP high pressure mud delivery system for two (2) mud pumps as follows:

Provide one (1) 5” schedule XXH line complete with hammer unions at break points from mud pumps to the bottom of the substructure via vibrator hoses and schedule XXH pipe.

3.10	SET	VIBRATOR HOSES

Four (4) 4” full bore ID x 12’ 5000 lb. working pressure with 5” Fig 1002 connections for connection of mud pumps to above high pressure mud lines.

SECTION 4

4.0	1	LOW PRESSURE MUD SYSTEM

Low Pressure Mud System complete with:

•	One (1) self elevating equipment skid

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 12 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

•	One (1) mud cleaning round bottom tank

•	One (1) suction round bottom tank

•	One (1) mud mixing skid

•	One (1) mud gas separator and trip tank skid

•	Total capacity of approximately 900 BBL

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	TBD

4.1	1	SELF ELEVATING EQUIPMENT SKID

All equipment, shakers, desilter, degasser and centrifuge are mounted on the self elevating equipment skid. The shaker sump aligns and feeds into the mud ditch on the cleaning tank. This skid assembly is supplied complete with the following:

Dual Derrick® FLC-503 / High “G” Shaker

•	Two (2) Single Side Tensioning Systems

•	Pyramid & Pyramid Plus Screen Technology

•	+5° uphill to -1° downhill / hand ratchet adjustable while drilling

One (1) common skid complete with:

•	Dual integrated hopper’s for screen underflow

•	Center trough for feeder by-pass

•	Center walkway with galvanized serrated grating

•	Three (3) gates for channeling flow within the trough

•	One (1) Door for directing screen underflow from hopper’s

Two (2) Weir feeder’s with common back tank complete with:

•	Individual weir flow diverter gates

•	One drop in weir close-off door

•	Center by-pass with 8” ANSI flange for knife gate valve

One (1) 8” Knife gate valve complete with:

•	Cast iron body

•	304 stainless steel gate

•	Viton seat

•	Hand wheel actuator

•	Standard Hopper – for screen underflow

Derrick® Desilter (Stand Alone Inline)

Model # S-416-S

•	Complete w/ Sixteen 4” Cones

•	Rated at 1,280 GPM with 75’ of head

Derrick® Desander (Stand Alone Vertical)

Model# DSV-10-3

•	Complete w/ Three 10” Cones

•	Rated at 1500 GPM with 75’ of head

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 13 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

Derrick® Degasser

Model# VACU-Flo @ 1200

•	Vessel and Vacuum pump skid mounted

•	Complete with Venturi and Eductor

Manufacturer:	Derrick
Country of Origin:	USA

4.2	1	MUD CLEANING TANK

Mud Cleaning Tank five (5) compartments as follows:

		•	Approximately 57 BBL Sand Trap compartment

		•	Approximately 91 BBL Degassing compartment

		•	Approximately 91 BBL Desilting compartment

		•	Approximately 91 BBL Desander compartment

		•	Approximately 115 BBL Centrifuge compartment

The Mud cleaning tank is comprised of:

		•	Round bottom to reduce settling

		•	Solid checkered plate decking

		•	Hinged man-ways in each compartment

		•	Fold-over handrails with built-in toe plate

		•	Gated mud ditch for easy clean out

		•	Four (4) full partitions with top equalizers

		•	Four (4) 8” bottom equalizer valves

		•	Porch to accommodate desilter/desander pump

		•	Mud ditch with dump gate to each compartment

		•	Tank clean-out

		•	Mud jetting system fed off rim line

The Mud cleaning tank Components comprised of:

		•	Two (2) 6 x 8 x 14 direct drive Centrifugal pumps with 11” impellers, mechanical seals each powered by a 75 HP, 480 volt, 3-phase, 60 hertz AC motor mounted on tank porch

		•	One (1) 8” bottom equalizer with butterfly valve to suction tank

		•	One (1) 8” ditch connection to suction tank

		•	One (1) 6” mud mix line connection to suction tank

		•	One (1) 3” water line connection to suction tank

		•	One (1) 2” water inlet complete with butterfly valves for filling each tank compartment

		•	Four (4) 8” butterfly valve clean-out gates

		•	Four (4) 10 HP agitators

		•	One (1) 1” diameter x 25’ long valved water wash-down hose

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 14 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

4.3	1	SUCTION TANK

Suction Tank three (3) compartments as follows:

		•	Approximately 146 BBL Pill compartment

		•	Approximately Two (2) 150 BBL Suction compartments

The Suction tank is comprised of:

		•	Round bottoms to eliminate the need for mud guns and to reduce settling

		•	Solid checkered plate decking

		•	Hinged man-ways in each compartment

		•	Fold-over handrails with built-in toe plate

		•	Gated mud ditch for easy clean out

		•	Two (2) full partitions with top equalizers

		•	Two (2) 8” bottom equalizer valves

		•	Porch to accommodate two (2) mud mixing and circulation pumps

		•	Mud ditch with dump gate to each compartment

		•	Tank clean-out

The Suction tank Components comprised of:

		•	Two (2) direct drive 6 x 8 x 14 centrifugal pumps: one (1) transfer and one (1) mixing with 11” impeller, mechanical seals, powered by a 75 HP, 1800 rpm, 480 volt, 3-phase, 60 Hz motor

		•	Three (3) 10 HP agitators

		•	Three (3) 8” butterfly valve clean-out gates

		•	Six (6) 6” butterfly suction valves, two (2) in each compartment for mixing system

		•	One (1) 2” water inlet complete with butterfly valves per compartment for filling compartments.

		•	One (1) 1” diameter x 25’ long valve water wash-down hose

		•	One Hull Hopper

4.4		MUD MIXING SKID

Mud mixing skid to include the following equipment:

		•	One (1) two-runner 10’ wide by 12’ long mud mixing skid with oilfield type hitch on each end

		•	lighting and roof

		•	two (2) 6” hoppers complete with sack table

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 15 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

4.5	1	MUD GAS SEPARATOR & TRIP TANK

Oilfield type skid combination to include the Mud Gas Separator, Choke & Kill Manifold to be comprised of the following:

Mud Gas Separator:

		•	Each skid to be 3-runner, 8’ wide x 20’ long (approximately)

		•	One (1) 1200gpm mud gas separator, 48” diameter and 16’ overall length

		•	Inlet to be 6” diameter

		•	Outlet to be 8” diameter

		•	Vent line to be 8” diameter

		•	Inspection hatch to be 20” diameter

		•	Hydraulically raised

		•	Unit also includes integrated piping

Trip Tank:

One (1) approximately 100 BBL trip tank complete with two (2) 2x3x13 centrifugal pumps with 11” impellers with direct drive pumps with mechanical seals powered by 25 HP, 1800 RPM, 480 volt 3-phase, 60 Hz AC motors and provisions for remote start/stop from drill floor. Manual line-of-sight markers inside tank to gauge fluid level.

Choke & Kill Manifold Mounting:

		•	Manifold Consisting of:

5 Way Cross 4 1/8” 5,000wp x 4 1/18” 5,000wp x 2 1/16”
5,000wp x 2 1/16” 5,000wp x 2 1/16” 5,000wp
Manual Gate Valve, 4 1/8” 5,000wp Cameron Type
FC w/ Handwheels
Manual Gate Valve, 2 1/16” 5,000wp Cameron Type
FC w/ Handwheels
Adjustable Choke, Cameron H2, 2 1/16” 5,000wp
Inlet x Outlet
Adjustable Choke, Cameron H2, 2 1/16” 5,000wp
Inlet x Outlet
Companion Flange, 4 1/8” 5,000wp x 3” LP
Spacer Spool, 2 1/16 5,000
Buffer Tank, 9” OD x 7” 4130 75k Yield W/3-
2 1/16” 5,000 extended flanged outlets
Ring Gasket R-24
Set Studs 7/8” x 6” B-7 W/2 nuts ea. (8 per set)
Hydraulic Gate Valve, 4 1/8 5,000 Cameron Type
Check Valve, 2 1/16 5M Type R

4.6	1	JUNK BOX SKID WITH KOOMEY UNIT MOUNTS

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 16 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		SECTION 5

5.0	1	POWER, AC DRIVE AND CONTROL SYSTEM

		GES, Power & AC Control system including the following:

5.1	3	DIESEL ENGINES

		Caterpillar D-3512C SCAC diesel electric land engine rated at 1476 HP @ 1200 rpm, including:

		Updraft Radiator, rated 55°C, for engine jacket water and after cooler, blower fan, fan drive, fan pulleys, belt guard, water connections, fan guard, core guard and fuel cooler.

Manufacturer:	Caterpillar
Country of Origin:	USA
Model Number:	3512C

5.2	3	GENERATORS

867 Frame, 2 Bearing, 1750 kVA, 600v, 60 Hertz, 0.7 p.f., form wound with Class H insulation, 1200 rpm, includes: space heater, bus bar and cable extension box.

Manufacturer:	Kato or Caterpillar
Country of Origin:	USA
Model Number:	TBD

5.3	3	GENERATOR SKID UNITIZATION

Oilfield type skid assembly to accommodate the engine, generator, radiator, compressor, dryer, cold start, and receiver, built as follows:

Oilfield skid base, 18” wide flange, primary runners with 6” pipe ends oil field type hitch at each end with integrated step, 10’ wide x 31’ 6” long roof (curved design) access ladder to roof, fuel and air piping with unions for connection of the engines and between skids, and pancake-style mufflers (mounted under roof).

Est. Dimensions: 10’ wide x 40’

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	TBD

5.4	2	COMPRESSOR

Sullair 1809, Rotary Screw compressor complete per the following:

•	25 HP

•	Capacities from 106 acfm

•	Pressures from 125 psig

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 17 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		•	Insulated intake and exhaust louvers

		•	High efficiency centrifugal Fan

5.5	1	AIR DRYER

		One (1) Gardner Denver RNC-125 or equal refrigerated air dryer.

5.6	1	COLD START

		One (1) Gardner Denver HDRS-3 or equal cold start complete with 9 HP Lombardini or equal Diesel, 16.5 CFM @ 125 psig.

5.7	2	AIR RECEIVER

		Air receiver, 240 gallon with pressure relief valve, gauge and piping.

5.8	1	POWER & AC CONTROL HOUSE

		GES Power & Control House designed to operate the following:

•	Three (3) Caterpillar D-3512C SCAC diesel electric land engine rated at 1476 HP @ 1200 rpm, with 1750 kVA, 600 volt, 60 hertz generators

•	One (1) 1600 HP GES Drawworks (DW) with one (1) 1500/1830 HP AC traction motor

•	One (1) 800 HP Rotary Table (RT) with one (1) 1150/1500 HP AC traction motor

•	One (1) 800 HP Top Drive (TD) with one (1) 800 HP AC traction motor

•	Two (2) 1600 HP Mud Pumps (MP) with one (1) 1500/1830 HP AC traction motor each

One (1) approximately 12’ wide x 11’6” high Power/Control House with two (2) 10-ton air conditioning systems containing three (3) Generator Cubicles including:

•	Synchronizing System

•	Ground Fault Detection System

•	Diesel Engine Battery System

•	Power Limit Circuit

•	Woodward Generator control modules

Two (2) 3200A, 3-phase Diode Converters
Two (2) 1200 HP (Dual 600 HP) Variable Frequency Drives, 4 Quadrant PWM Inverter for RT & TD
Three (3) 1600 HP (Dual 800 HP) Variable Frequency Drives, 4 Quadrant PWM Inverter for DW, MP1, and MP2.
Two (2) 800ADC, 940VDC, Dynamic Brake Chopper (for DC Bus Over Voltage Protection)

Siemens S7-300 PLC system contains the following:

•	CPU module

•	I/O modules

•	Communication modules

•	Interfaces to all the control system components

One (1) HMI station with manual redundant communications Interface between the VFD

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 18 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

Control House and Driller’s Cabin
One (1) lot Software design, configuration and programming of PLC and HMI
One (1) 1250A Feeder Breaker for 1 000 kVA, 600-480v transformer
One (1) 150A Feeder Breaker for 112.5 kVA Lighting transformer
Nine (9) Sections of 480 VAC, Motor Control Center (MCC) & Distribution
One (1) 120/208v, Lighting Panel
One (1) Plug Panel Section for Output Power & Control
One (1) Lot Generator Input Windows with bus & lug connections
One (1) 1000 kVA, 600-480v, MCC Transformer
One (1) 112.5 kVA, 480-20811 20v Lighting Transformer
Two (2) 3200A AC Reactors

5.9	1	CAMP TRANSFORMER

Camp Transformer, 112.5 kVA, 480-120/208 volt mounted on skid.

Distribution box containing one (1) main breaker box and six (6) 100 amp receptacles to feed six (6) trailers.

Transformer to receive power from the VFD house via one (1) run of cable from VFD control house to transformer incoming power box.

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:

5.10	1	DRILLER’S CABIN/PARTS ROOM

12’ wide x 28’ long x 7’ clear ceiling height with 3’ porch on one (1) end. Driller’s cabin walls are fabricated of 12-gauge insulated panels and the crimp wall parts room is open to the drill floor. Parts room to be fully enclosed with viewing windows similar to driller’s cabin.

Driller’s Cabin House includes:

•	Two (2) personnel doors

•	One (1) side walkway

•	One (1) air conditioner

•	Three (3) interior lights

•	Removable transportation covers

Parts Room includes:

•	One (1) set of shelves

•	One (1) work bench

•	Two (2) interior lights

•	Two (2) 110 outlets

Driller’s cabin/tool room is to be unitized with master skid and will be elevated to drill floor height by hydraulic cylinders.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 19 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

One raising skid to accommodate driller’s cabin and parts room designed elevate to the substructure level.

Controls and indicators located on the operation consoles include:

Three (3) Hand Throttles:

1 .	Mud Pump 1

2.	Mud Pump 2

3 .	Rotary Table

One (1) Joystick for Drawworks

Seven (7) Selector Switches:

1 .	Mud Pump 1 “ON – OFF”

2.	Mud Pump 2 “ON – OFF”

3.	Drawworks “ON – OFF”

4.	Rotary Table “Reverse-Off-Forward”

5.	Rotary Table Brake “ON-OFF”

6.	Drawworks “Slow-Normal”

7.	Drawworks Hydraulic Brake “Park-Auto”

Two (2) Analog Gauges:

1 .	Hook Load

2.	Rotary Torque

One (1) Potentiometer for Rotary Table Torque Limit
One (1) Momentary Pushbutton for “Drawworks Limit Override”

Two (2) Pushbuttons:

1.	Rig HPU “Start-Stop & ON light”

2.	Trip tank “Start-Stop & ON light”

Two (2) Emergency Shutdown pushbuttons:

1 .	Power/Control House emergency shutdown (VFD’s Shutdown)

2.	Drawworks emergency shutdown (Drawworks VFD Shutdown)

Two (2) HMI stations with touch screens will provide controls, status monitoring, data acquisition and management for the following:

•	Drawworks

•	Mud pumps

•	Auto driller

•	Crown floor stops

•	Rotary table

•	Drives

•	Top drive

•	Alarms/shutdowns

•	System data

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 20 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

The indicators and controls displayed on the HMI screen will include:

1.	Generators

	a.	Run / Stop

	b.	Online / Offline

	c.	KW, kVA, VOLTS, Hz

	d.	RUN TIME

2.	Mud Pumps

	a.	Digital/Analog control

	b.	Pump pressure max set point

	c.	Strokes set point

	d.	On/off status

	e.	Make Connection Pause

3.	Drawworks

	a.	Crown Floor Stops

	b.	Block Position

	c.	HI/LOW speed

	d.	Park Brake

	e.	Power Limit

4.	Auto Driller

	a.	Weight on Bit

	b.	Rate of Penetration

	c.	Hook load

5.	Rotary Table

	a.	Torque Set point

	b.	Actual Torque

	c.	Speed (RPM)

	d.	Automatic Torque Release

	e.	Park Brake

6 .	Drives

	a.	On/off status

	b.	MAX RPM

	c.	Actual rpm

	d.	Voltage

	e.	Current

	f.	KW

	g.	Torque

7.	Alarms

	a.	Drive lockouts

	b.	Motor Overtemp

	c.	Blower / Auxiliary Equipment Fault

	d.	Crown Floor Exceeded

	e.	Bearing oil Pressure Failure

	f.	Brake Limit Switch Fault

	g.	Over speed Fault

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 21 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:

5.11	1	GES ELECTRONIC DRILLER

One (1) GES Electronic Driller controls the drilling operation by utilizing the regenerative ability of the AC Drawworks. The electronic driller provides weight on bit (WOB), rate of penetration (ROP), Rotary torque control and monitoring.

Manufacturer:	Global Energy Services
Country of Origin:	USA
Model Number:	ED1600

		SECTION 6

6.0		HOUSES, TANKS & MISCELLANEOUS

		System equipment, Houses and Tanks complete per the following:

6.1	1	TOOL HOUSE SKID ASSEMBLY

		10’ wide x 32’ long three-runner oilfield type skid with loading hitches 28’ long parts room complete with:

		•	Two (2) Open shelves

		•	One (1) Work bench

		•	Two (2) Lights

		•	One (1) Plug Panel

		•	Three (3) Electrical outlets

		•	Two (2) 66” Sliding doors on either side

		•	One (1) Manway door

6.2	1	DRILL WATER TANK

500 BBL round water tank with:

•	3” water line to suction tank.

•	One (1) 5’ porch (approximate)

•	Two (2) 2 x 3 x 13 centrifugal pump each powered by a 25 HP, 1800 rpm, 480 volts, 3-phase, 60 Hz AC motor.

6.3	1	DIESEL FUEL TANK

500 BBL Cylindrical Diesel tank with:

•	Two (2) Roper AMD 27 pumps each with 3 HP, 1800 rpm, 480 volt, 3-phase, 60 Hz AC motor

•	One (1) 5’ porch (approximate)

•	2” fuel line

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 22 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

		SECTION 7

7.0		RIG UP, TEST, RIG DOWN

		Is all inclusive of all labor and facilities to complete per the following per GES standard:

7.1	1	STRUCTURAL & MECHANICAL

		The Mechanical Rig-up is based on GES standard practice and scope of supply and is to include the following:

•	Set and assemble mast and substructure

•	Install all flooring and handrails

•	Install stairs and v-door

•	Set and align rotary table

•	Set and align Drawworks

•	Set driller’s cabin/tool house skid assembly

•	Install mast accessories (racking board, etc.)

•	String up traveling block

•	Set and align mud pumps

Set and align equipment including:

•	Mud system

•	Water tank

•	Fuel tank

•	Driller’s Cabin

•	BOP Closing unit

•	Catwalk

Provide pipe, fittings, hoses and valves for following accessory systems:

•	Water system that provides water supply to rig floor wash down

•	Fuel system that provides fuel to feed and return lines from fuel tank to generator sets

•	Air system that provides air supply for accumulator unit and rig floor air manifold

•	Transportation tie-down “D” rings every 10’-0” or where possible

Provide hose connections from rig floor air manifold and other floor tools.
Provide air supply to generator set engine starters.

Provide and install the following miscellaneous items:

•	Two (2) hydraulic hoist mounts

•	Tong back-up post

•	Hose hobbles for vibrator hoses

7.2	1	ELECTRICAL

•	All electrical will conform to GES standard guidelines.

•	Provide and install two (2) mast light strings with fluorescent light fixtures and obstruction light.

•	Provide and install rig lighting package consisting of fluorescent and metal halide light fixtures for rig floor, mud tanks, utility skids, substructure and doghouse.

•	Provide and install power and control cable for generators, AC motors, driller’s console and all related functions indicated in this proposal.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 23 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

7.3	1	TESTING

Testing will be per GES standard for all the GES supplied equipment will include the following:

		•	Fill mud tanks with water

		•	Provide lube products to all machinery

		•	Circulate water throughout mud system

		•	Run air compressors

		•	Mud pump test for maximum of four (4) hours at 3000 PSI

		•	Run all solids control equipment

		•	Load test generators

		•	Run all generator sets in parallel

		•	Test all VFD assignments

7.4	1	PROJECT MANAGEMENT

Project Management services includes the following:

		•	Management of the interface between products supplied

		•	Technical coordination

		•	Scheduling

		•	Proactive problem identification and resolution

		•	Contract administration

		•	Coordination and assistance

		•	Regular project status reporting and planning/scheduling of equipment installation and commissioning.

A GES Project Manager provides the customer with one central point of communication and insures that all design specification, manufacturing, and delivery schedules are maintained.

		SECTION 8

8.0		TRAINING, COMMISSIONING, DOCUMENTATION AND MANUALS

8.1	1	TRAINING

		GES will provide rig up and rig down training during the last two weeks of the project and during final assembly of the rig. GES will also provide training for the following items during the last four to six weeks of the project at GES facility up to 10 people:

•	Electronic Driller Operation

•	Generator Controls Operation and Maintenance

•	VFD Controls and Maintenance

•	Mud System Operation

•	Mast & Substructure Operation and Maintenance

•	HPU Operation and Maintenance

•	Drawworks Operation and Maintenance

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 24 of 25
THEINRICH\004676\00002\744081.1

ITEM	QTY	DESCRIPTION

8.2	1	COMMISSIONING & FIELD TRAINING

•	One (1) electrical commissioning technician will be available for a total of fourteen (14) days, and

•	One (1) mechanical commissioning technician will be available for a total of ten (10) days at the rig up site.

Travel and per diem will be charged at cost. An extension of the support will be charged per GES applicable service rate sheet.

8.3	1	GES STANDARD DOCUMENTATION

Global Energy Services Standard Data Book to include the following sections, as applicable:

a.	Complete list of serial numbers for all serialized equipment

b.	GES Certificate of Conformance for these items:

	•	Mast

	•	Crown

	•	Substructure

	•	Drawworks

	•	Traveling Block

	•	Rotary Table

c.	GES Certificate of Compliance for completed rig

8.4	1	OPERATION & MAINTENANCE MANUAL

Operation and Maintenance manuals, three (3) hard copies and one (1) electronic copy. A recommended spares list for one year of operation will be provided.

TOTAL ONE (1) RIG EX-WORKS GES PLANT, HOUSTON, TEXAS LESS EXPORT PACKING AND BOXING

Delivery: Global Energy Services reserves the right to re verify the quoted delivery at time of order placement based upon existing backlog, signed approved drawings and the material procurement situation. All items are subject to prior sale. The customer shall be advised of delivery following GES receipt of the signed approved purchase agreement and the deposit.

QUICKSILVER® DRILLING SYSTEM	QDSH-1600	PAGE 25 of 25
THEINRICH\004676\00002\744081.1

Exhibit C

Documentation

Seller shall provide to Buyer within 45 days after the Ex Works delivery of Rig in accordance with the provisions of Article 3 of this Contract the following Documentation:

Standard Data Book to include the following sections as applicable

•	Complete list of serial numbers for all serialized equipment

•	GES Certificate of Conformance for the following:

•	Mast

•	Crown

•	Substructure

•	Drawworks

•	Traveling Block

•	Rotary Table

•	GES Certificate of Compliance for compete rig

Operations and Maintenance manuals, two (2) hard copies and one (1) electronic copy

Recommended spares list for one year of operations

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit D

Rig Acceptance Certificate

DATE:         /        /

LOCATION:	11616 North Galayda Street

Houston, Texas 77086 USA

DESCRIPTION OF WORK: In accordance with Exhibit B

This certifies that the above described GESO Drilling Rig and associated equipment has been rigged up and tested in conformity with the scope of work described in Exhibit B of the Drilling Rig Contract dated November 23, 2011, between Global Energy Services Operating, LLC and Independence Contract Drilling, LLC.

ACCEPTED:

INDEPENDENCE CONTRACT DRILLING, LLC

By:

Name:

Title:

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit E

CHANGE ORDER FORM

CUSTOMER:

JOB NO.:

CHANGE NO.:

PROJECT:

ORIGINAL PO NO.:

NEW PO NO. (IFREQ.):

Rates subject to change without notice

ITEM	DESCRIPTION	SUBTOTAL

PRICE CHANGE:

DELIVERY CHANGE:

GESO AUTHORIZATION (COO only)	CUSTOMER AUTHORIZATION

Print Name:	Print Name:

Signature:	Signature:

Date:	Date:

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit F

Representation of Authorization

The following identified individuals may negotiate and execute a modification of the terms of this Contract:

SELLER:	Global Energy Services Operating, LLC

Any one of the following:

Mike Stansberry

Chris Ruffner

BUYER:	Independence Contract Drilling, LLC

Any two of the following (two approvals required):

Byron Dunn

Jay Mitchell

Steve Hale

The Parties may from time to time change the above designations by written notice given in accordance with the Notice provisions of this Contract.

Domestic Drilling Rig Contract (DRC 04-2010)

Exhibit G

Required Insurance

1. Seller: During the performance of this Contract, Seller shall maintain, at its own cost and expense, the following policies of insurance and shall provide certificates of insurance to Buyer:

(a)	Worker’s Compensation and Employer’s Liability Insurance in accordance with applicable statutory requirements; and

(b)	Protection and Indemnity, or its equivalent, including Employer’s Liability, Comprehensive General Liability or similar coverage insuring the liabilities and obligations assumed by Seller under this Contract, including Broad Form Contractual Liability coverage, with limits of not less than USD$5,000,000 for bodily injury per occurrence and USD$1,000,000 for property damage per occurrence, with excess liability limits of USD$10,000,000.

All such insurance policies shall be obtained from insurance companies authorized to conduct business under the Jaws of the State of Texas, United States of America.

2. Buyer: During the performance of this Contract, Buyer shall maintain, at its cost and expense, the following policies of insurance shall provide certificates of insurance to Seller:

(a)	Worker’s Compensation or any equivalent coverage required by any applicable laws; and

(b)	Protection and Indemnity, or its equivalent, including Employer’s Liability, Comprehensive General Liability or similar coverage insuring the liabilities and obligations assumed by Buyer under this Contract, including Broad Form Contractual Liability coverage, with limits of not less than USD$5,000,000 for bodily injury per occurrence and USD$1,000,000 for property damage per occurrence, with excess liability limits of USD$10,000,000.

All such insurance policies shall be obtained from insurance companies authorized to conduct business in the applicable jurisdiction(s) or other qualified and licensed insurance companies.

3. Naming, Waiving Subrogation, and Notices: The insurance policies described in Sections 1 and 2 above shall, either on the faces thereof or by appropriate endorsement:

(a)	as to the insurance specified in Sections 1(b) and 2(b), name the other Party and the other Party’s affiliates as additional insured to the extent of the indemnity obligations assumed by the primary insured Party pursuant to the terms of this Contract, and provide that payments there under shall be made to the extent that their respective interests may appear;

(b)	provide that they shall not be cancelled or their coverage reduced except upon 10 days prior written notice to the other Party; and

(c)	contain waiver of subrogation provisions pursuant to which the insurer waives all express and implied rights of subrogation against the other Party and the other Party’s affiliates arising out of, resulting from, or in any way attributable to this Contract, whether occasioned by the acts, omissions, sole negligence or concurrent negligence of the other Party or the other Party’s affiliates in connection therewith, Buyer and Seller hereby waiving any rights to subrogate against each other.

4. Miscellaneous:

(a) The failure of either Party to provide adequate insurance shall in no way reduce or offset the indemnity obligations set forth in this Contract.

(b) All deductibles on the policies are for the account of the Party obtaining the insurance.

Certificates of insurance evidencing the above referenced insurance shall be provided by the Parties upon written request; provided, however, that Buyer shall provide Seller with the appropriate certificates relating to §2(b) above prior to Buyer sending its representatives to Seller’s facility in Houston, Texas, United States of America, whether Seller has requested such certificate or not; and provided further, that Seller shall not be required to send any of its representatives to Buyer’s facility until Seller receives the required certificates of insurance and any such delay created by the failure to timely provide the necessary insurance certificate shall be a permitted delay as to Seller.

Domestic Drilling Rig Contract (DRC 04-2010)

Annex I

Contingent Bonus

General Statement.

Buyer and Seller acknowledge and agree that the Sales Price under this Contract represents the cost of manufacture of the subject rig, without any markup for profit margin. It is understood that Seller is willing to enter into this “cost-only” contract in consideration of Buyer agreeing to pay to Seller the Contingent Bonus as further described and calculated hereunder. Seller understands that no Contingent Bonus will be due and payable hereunder in the event the transactions contemplated by that certain Asset Contribution and Share Subscription Agreement dated as of November 23, 2011 (the “Contribution Agreement”), executed by Seller, Buyer and the Independence Contract Drilling, Inc. (the “Company”), are consummated.

Payment of Contingent Bonus.

In the event the Company fails to consummate the transactions contemplated by the Contribution Agreement, upon the liquidation of Buyer’s assets and distribution of such assets to Buyer’s members, Buyer shall promptly determine whether a payment of a Contingent Bonus is due to Seller hereunder, and if such a payment is due, shall make such payment to Seller at substantially the same time as such liquidating distribution is made to Buyer’s members.

Notwithstanding anything contained herein to the contrary, no Contingent Bonus shall be due and payable until each holder of Class A Units of Buyer shall have received the return of their “Preferred Capital Value”, “Preferred Unpaid Yield” and “Preferred Unreturned Capital Value” (as such terms are defined in the Buyer’s Company Agreement (defined below)).

Calculation of Contingent Bonus.

The “Contingent Bonus” shall mean an amount to be paid to Seller, if and only if the Triggering Events occur, out of certain of the Net Liquidation Proceeds, which Contingent Bonus shall be determined and paid as follows:

(i) First, Buyer shall distribute to the Class A Members, out of the Net Liquidation Proceeds, all amounts required to be distributed under Sections 7.5(a) and 7.5(b) of Buyer’s Company Agreement;

(ii) Second, Buyer shall pay to Seller and distribute to the Class B Members all of the remaining Net Liquidation Proceeds in accordance with the Pre-Payout Percentages (defined below), until an aggregate amount equal to the Payout Amount has been paid to Seller and distributed to the Class B Members; and

(iii) Third, Buyer shall distribute to the Class A Members and the Class B Members and pay to Seller any and all remaining Net Liquidation Proceeds in accordance with the Post-Payout Percentages.

Definitions.

(a) “Buyer’s Capital Contributions” shall mean the aggregate amount of all capital contributions made by the Class A Members to Buyer as of and prior to December 15, 2011.

(b) “Buyer’s Company Agreement” shall mean that certain Amended and Restated Limited Liability Company Agreement of Independence Contract Drilling, LLC.

(c) “Class A Members” shall mean the Class A Members of Buyer.

(d) “Class B Members” shall mean the Class B Members of Buyer.

(t) “Denominator” shall mean the sum of (i) Buyer’s Capital Contributions, plus (ii) Seller’s Base Bonus, plus (iii) $2,000,000.

(g) “Net Liquidation Proceeds” shall mean the net proceeds realized by Buyer from the liquidation of all of Buyer’s assets and the satisfaction of all of Buyer’s liabilities (except for the payment of the Contingent Bonus and the return of capital to the Class A Members and the Class B Members).

(h) “Payout Amount” shall mean the aggregate sum of the Seller’s Base Bonus, plus $2,000,000.

(i) “Post-Payout Percentages” shall mean, (i) with respect to the Class A Members, the percentage determined by dividing Buyer’s Capital Contributions by the Denominator, (ii) with respect to Seller, the percentage determined by dividing Seller’s Base Bonus by the Denominator, and (iii) with respect to the Class B Members, the percentage determined by dividing $2,000,000 by the Denominator.

Domestic Drilling Rig Contract (DRC 04-2010)

(j) “Pre-Payout Percentages” shall mean, (i) with respect to Seller, the percentage determined by dividing the Seller’s Base Bonus by the Payout Amount, and (ii) with respect to the Class B Members, the percentage determined by dividing $2,000,000 by the Payout Amount.

(k) “Seller’s Base Bonus” shall mean (i) the Sales Price (including any increases or cost reimbursements due to change orders), (ii) divided by .75, and (iii) times .25.

(l) “Triggering Events” shall mean (i) the failure by Seller, Buyer and certain third parties to complete the formation of Independence Contract Drilling, Inc., a Delaware corporation (the “Company”), pursuant to and in accordance with the terms, provisions and conditions of the Contribution Agreement, and (ii) the liquidation of Buyer’s assets in accordance with the terms of Buyer’s Company Agreement.

Domestic Drilling Rig Contract (DRC 04-2010)

EXHIBIT B

Form of Bill of Sale, Assignment and Assumption Agreement

BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT

This BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Bill of Sale”) is executed effective as of             , 20     (the “Effective Date”) between GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”), and INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”) (collectively, the “Parties” and each, individually, a “Party”).

RECITALS

WHEREAS, GES and the Company, among others, have entered into that certain Asset Contribution and Share Subscription Agreement dated effective November 23, 2011 (the “Contribution Agreement”), relating to the contribution of the GES Contributed Assets, as described therein;

WHEREAS, pursuant to and in accordance with the terms of the Contribution Agreement, GES has agreed to contribute to the Company the GES Contributed Assets, and the Company has agreed to assume the GES Assumed Liabilities, as further described below;

WHEREAS, this Bill of Sale is executed and delivered pursuant to the Contribution Agreement;

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Contribution Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, GES and the Company hereby agree as follows:

1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Contribution Agreement.

2. Contribution of GES Contributed Assets. GES hereby contributes, conveys, transfers and assigns unto the Company and the Company’s successors and assigns all rights and benefits of every kind or character pursuant to, and all right, title and interest of GES in and to the GES Contributed Assets, TO HAVE AND TO HOLD the GES Contributed Assets unto the Company and the Company’s successors and assigns, from and after the Effective Date.

3. Assignment of Assumed Liabilities. GES hereby assigns, transfers and delivers to the Company and the Company’s successors and assigns all obligations, duties, rights or interests of every kind or character of GES in and to the GES Assumed Liabilities.

4. Acceptance and Assumption. The Company hereby accepts the above assignment of the GES Contributed Assets and the GES Assumed Liabilities, and further assumes the performance and observance of all terms, covenants and conditions therein to be performed or observed by GES on or after the Effective Date to the extent set forth in the Contribution Agreement.

5. Additional Rights and Obligations of the Parties. The Parties hereby agree and acknowledge that this Bill of Sale is being entered into and delivered pursuant to and subject to the terms and conditions set forth in the Contribution Agreement, that additional rights and obligations of the Parties are expressly provided for therein, and that the execution and delivery of this Bill of Sale shall not impair or diminish any of the rights or obligations of any of the parties to the Contribution Agreement, as set forth therein.

6. Counterparts. This Bill of Sale may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one agreement. Any counterpart executed by a Party and delivered by electronic transmission, including by portable document format, shall be valid as an original counterpart of this Bill of Sale.

7. Descriptive Headings. The descriptive headings of this Bill of Sale are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

8. Further Assurances. From time to time, as and when requested by the Company, GES shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to carry out the purposes set forth herein.

9. Governing Law. This Bill of Sale shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of laws thereof.

10. Binding Effect. This Bill of Sale, and all the terms and provisions hereof, shall be binding upon and shall inure to the benefit of GES and the Company, and their respective successors and permitted assigns.

11. Severability. In case any one or more of the provisions contained in this Bill of Sale shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Bill of Sale shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

2

IN WITNESS WHEREOF, the Parties have executed this Bill of Sale effective as of the Effective Date.

GES:

GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company

By:
Michael Stansberry, Chief Executive Officer

THE COMPANY:

INDEPENDENCE CONTRACT DRILLING, INC. a Delaware corporation

By:
Byron Dunn, Chief Executive Officer

SIGNATURE PAGE TO

BILL OF SALE, ASSIGNMENT

AND ASSUMPTION AGREEMENT

EXHIBIT C

Form of GES Contract Assignment

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

(GES)

This ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this “Assignment”) is executed effective as of             , 20     (the “Effective Date”) between GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”), and INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”) (collectively, the “Parties” and each, individually, a “Party”).

RECITALS

WHEREAS, GES and the Company, among others, have entered into that certain Asset Contribution and Share Subscription Agreement dated effective November 23, 2011 (the “Contribution Agreement”), relating to the contribution of the GES Contributed Assets, as described therein;

WHEREAS, pursuant to and in accordance with the terms of the Contribution Agreement, GES has agreed to assign to the Company all of its rights, title and interests in and to the Rig Contract and the Assigned Contracts, as further described below;

WHEREAS, this Assignment is executed and delivered pursuant to the Contribution Agreement;

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Contribution Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, GES and the Company hereby agree as follows:

1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Contribution Agreement.

2. Assignment of Contracts. GES hereby assigns, transfers and delivers to the Company and the Company’s successors and permitted assigns all rights and benefits of every kind or character pursuant to, and all right, title and interest of GES in and to the Rig Contract and the Assigned Contracts, TO HAVE AND TO HOLD the Rig Contract and the Assigned Contracts unto the Company and the Company’s successors and assigns, from and after the Effective Date for the remainder of the term of each of the Rig Contract and the Assigned Contracts, subject to the terms, covenants and conditions therein.

3. Acceptance and Assumption. The Company hereby accepts the above assignment of the Rig Contract and the Assigned Contracts and further assumes the performance and observance of all terms, covenants and conditions therein to be performed or observed by GES on or after the Effective Date to the extent set forth in the Contribution Agreement.

1

4. Additional Rights and Obligations of the Parties. The Parties hereby agree and acknowledge that this Assignment is being entered into and delivered pursuant to and subject to the terms and conditions set forth in the Contribution Agreement, that additional rights and obligations of the Parties are expressly provided for therein, and that the execution and delivery of this Assignment shall not impair or diminish any of the rights or obligations of any of the parties to the Contribution Agreement, as set forth therein.

5. Counterparts. This Assignment may be executed in multiple originals and/or counterparts, each shall be deemed to be an original, and all of which, together, shall constitute one instrument. Any counterpart executed by a Party and delivered by electronic transmission, including by portable document format, shall be valid as an original counterpart of this Assignment.

6. Descriptive Headings. The descriptive headings of this Assignment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

7. Further Assurances. From time to time, as and when requested by the Company, GES shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to carry out the purposes set forth herein.

8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of laws thereof.

9. Binding Effect. This Assignment, and all the terms and provisions hereof, shall be binding upon and shall inure to the benefit of GES and the Company, and their respective successors and permitted assigns.

10. Severability. In case any one or more of the provisions contained in this Assignment shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Assignment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties have executed this Assignment effective as of the Effective Date.

GES:

GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company

By:
Michael Stansberry, Chief Executive Officer

THE COMPANY:

INDEPENDENCE CONTRACT DRILLING, INC. a Delaware corporation

By:
Byron Dunn, Chief Executive Officer

SIGNATURE PAGE TO

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

(GES)

EXHIBIT D

Form of Deed

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

SPECIAL WARRANTY DEED

STATE OF TEXAS	§
	§	KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF HARRIS	§

THAT, GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“Grantor”), for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has GRANTED, SOLD AND CONVEYED, and by these presents does GRANT, SELL AND CONVEY, unto INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (“Grantee”), all the following:

(a) all those certain lots, tracts or parcels of land, comprising the tracts of land located in the State of Texas and County of Harris and City of Houston (the “Land”), as more particularly described in Exhibit A attached hereto;

(b) all buildings, structures, improvements, construction-in-progress and fixtures of every kind and nature now or hereafter located on the Land or forming a part thereof (collectively, the “Improvements”);

(c) all rights, tenements, hereditaments, easements, privileges and appurtenances belonging to the Land and Improvements, or any portion thereof, including without limitation, all titles, estates, interests, licenses, agreements, air rights, water and canal rights, mineral rights, and all other rights at any time acquired by Grantor in and to any of the foregoing, and all right, title and interest of Grantor in and to any land in any adjacent streets, alleys, easements and rights-of-way related to the Land (collectively, the “Appurtenances” and together with the Land and Improvements, collectively, the “Property”).

This conveyance is expressly made by Grantor and accepted by Grantee subject only to the permitted exceptions specified in Exhibit B attached hereto and incorporated herein by reference, to the extent same are valid and affect the Property.

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto the said Grantee, its successors and assigns forever; and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND, all and singular, the said Property unto the said Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

1

Taxes for the current year have been prorated as of the date hereof, and Grantee assumes and agrees to pay the same.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

EXECUTED this the      day of             , 20    .

GRANTOR:

GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company

By:
Michael Stansberry, Chief Executive Officer

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this      day of             , 20    , by Michael Stansberry of GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company, on behalf of said limited liability company.

Notary Public in and for the State of Texas

[personalized seal]

Grantee’s Mailing Address:

Independence Contract Drilling, Inc.
Attention:

3

EXHIBIT A

Legal Description of Property

[Legal description approved by Grantor and Grantee from Updated Survey to be attached.]

A-1

EXHIBIT B

Permitted Exceptions

[Permitted exceptions approved by Grantor and Grantee from Updated Survey and Title Commitment to be attached.]

B-1

EXHIBIT E

Form of Transition Services Agreement

TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (this “Agreement”) is made effective as of                  (the “Effective Date”), by and between INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”) and GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company (“GES”). The Company and GES may hereinafter be referred to together as the “Parties” and individually as a “Party”.

RECITALS:

WHEREAS, The Company and GES, among others, have entered that certain Asset Contribution and Share Subscription Agreement (the “Contribution Agreement”) dated as of November 23, 2011 providing for GES to contribute the GES Contributed Assets (all capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Contribution Agreement); and

WHEREAS, during the Transition Period (as defined herein), GES will require the use of a portion of the Real Estate, certain services provided by the Company while it establishes operations at a new location, and access to the Company’s information technology system (“IT System”) to extract information that is unrelated to the post-Closing operations of the Company; and

WHEREAS, during the Transition Period, the Company will require certain services provided by GES; and

WHEREAS, the Company is willing to provide GES (i) access to and use of a portion of the Real Estate and (ii) those certain services contemplated by this Agreement during the Transition Period; and

WHEREAS, GES is willing to provide the Company with those certain services contemplated by this Agreement during the Transition Period;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Term. The initial term of this Agreement shall commence on the Closing Date and shall continue for a period ending on the last day of the six (6) month period commencing on the Closing Date (the “Transition Period”), subject, however, to earlier termination in accordance with the provisions contained herein. Notwithstanding the foregoing, either Party shall have the right to extend the Transition Period for an additional ninety (90) days by (i) providing written notice to the other Party at least thirty (30) days prior to the expiration of the initial term of the Transition Period or (ii) extending the term of the Lease (as defined herein) in accordance with its terms.

2. Use of the Real Estate. Contemporaneously with the execution of this Agreement, the Company and GES shall enter into a lease agreement substantially in the form attached hereto as

Exhibit A (the “Lease”), with customary terms and conditions reasonably acceptable to both Parties, pursuant to which the Company shall lease to GES one-half (1/2) of the portion of the Real Estate commonly referred to as “Building 5”, substantially all of the shop space in the portion of the Real Estate commonly referred to as “Building 3” and a portion of the Real Estate commonly referred to as the “Yard”. Subject to the terms of the Lease, the use and occupancy of the Real Estate by GES will not unreasonably interfere with or prevent the use and occupancy of the Real Estate by the Company for the purposes and in the manner that the Real Estate was previously used and occupied by GES in connection with the operation of the Business.

3. Shared Services. Subject to the terms and conditions set forth herein, the Company and GES shall share certain services during the Transition Period, as further listed on Exhibit B attached hereto (the “Shared Services”). From time to time, the Parties may mutually agree to include additional services to be shared upon mutually agreeable terms and conditions, and may amend Exhibit B accordingly.

4. Transition Services Provided by the Company. During the Transition Period, the Company shall provide GES with certain services as follows:

4.1 Company Transition Services. Subject to the terms and conditions set forth herein, the Company shall provide those certain Shared Services required to support the business of GES and its affiliates, Southwest Oilfield Products, Inc. and SWOP Acquisition, LLC d/b/a GES Well Servicing Systems (collectively, the “GES Post-Closing Business”), during the Transition Period in the ordinary course of business and consistent with past practices (collectively, the “Company Transition Services”) and shall use commercially reasonable efforts to provide such Company Transition Services to ensure uninterrupted continuity of the GES Post-Closing Business. Except as specifically set forth herein or as otherwise set forth in the Contribution Agreement, the Company shall have no responsibility or liability for the operation of the GES Post-Closing Business.

4.2 Performance. Subject to the terms and conditions set forth herein, the Company shall provide the Company Transition Services, to the extent practicable, in the same manner in which such services were provided by GES to the GES Post-Closing Business prior to the Closing Date. Notwithstanding the foregoing, the Parties acknowledge that business conditions may require adjustments to the manner in which the Company provides the Company Transition Services in order to achieve continuity of the GES Post-Closing Business during the Transition Period.

4.3 Company Transition Services Involving IT System. The Company acknowledges that certain proprietary information owned by GES that is unrelated to the post-Closing operations of the Company is stored on the Company’s IT System, which is being transferred to the Company in connection with the transactions contemplated by the Contribution Agreement, including, without limitation, the engineering database of GES, the website server of GES and QSI, Traverse and AutoCAD programs and files (collectively, “GES IT”). The Company shall provide Michael Stansberry (the “GES Representative”), and certain other representatives of GES designated by the GES Representative and approved by the Company (such approval not to be unreasonably withheld, conditioned or delayed), with sufficient access to the Company’s IT System,

2

and provide assistance with the efforts of GES to (i) extract the GES IT, (ii) transfer the business records of GES from the Company’s IT System to the information technology system of GES and (iii) permit the GES Post-Closing Business to be conducted consistent with past practice in the ordinary course of business prior to the Closing Date. Nevertheless, each of GES and the Company agree that the Company’s IT System may contain sensitive or proprietary information, or may be subject to obligations of confidentiality with third Parties, in which case the Company agrees to provide access to the extent reasonably practicable without implicating or jeopardizing any of the foregoing concerns or issues. The Company reserves the right to have representatives physically present to monitor and supervise any access to the Company’s IT System. GES agrees to promptly, but in no event later than thirty (30) days after its receipt of a written invoice from the Company, reimburse Company for any out of pocket costs associated with the these efforts.

4.4 Warranty Claim Services. In addition to the Company Transition Services, the Company shall provide all services required to repair or otherwise address any and all warranty claims related to the GES Contributed Assets that arise from the Business prior to the Closing Date (“Warranty Claim Services”). The Company shall perform the Warranty Claim Services, to the extent practicable, in the same manner in which such services were provided by GES to the Business prior to the Closing Date. Notwithstanding any provision herein to the contrary, GES shall reimburse the Company for any and all costs and expenses incurred by the Company in connection with such Warranty Claim Services within thirty (30) days of its receipt of a written invoice from the Company for such costs and expenses, subject to Section 6.3.

4.5 Limitation of Liability. Except in the case of bad faith or willful misconduct on the part of the Company, the Company’s sole liability and GES’s sole remedy for any breach of the Company’s obligation to provide Company Transition Services, the Warranty Claim Services or any obligations of the Company with respect to GES IT, in each case in accordance with this Section 4, shall be for the Company to perform or re-perform such Company Transition Services at no cost to GES.

5. Transition Services Provided by GES. During the Transition Period, GES shall provide the Company with certain services as follows:

5.1 GES Transition Services. Subject to the terms and conditions set forth herein, GES shall provide to the Company those certain Shared Services required to support the Business during the Transition Period in the ordinary course of business and consistent with past practices (collectively, the “GES Transition Services”) and shall use commercially reasonable efforts to provide such GES Transition Services to ensure uninterrupted continuity of the Business. Except as specifically set forth herein or as otherwise set forth in the Contribution Agreement, GES shall have no responsibility or liability for the operation of the Business.

5.2 Performance. Subject to the terms and conditions set forth herein, GES shall provide the GES Transition Services, to the extent practicable, in the same manner in which such services were provided by GES to the Business prior to the Closing Date. Notwithstanding the foregoing, the Parties acknowledge that business conditions may require adjustments to the manner in which the GES provides the GES Transition Services in order to achieve continuity of the Business during the Transition Period.

3

5.3 Contract Management Services. To the extent that GES is unable to contribute or assign on the Closing Date any contracts or agreements that are among the GES Contributed Assets, GES shall use all reasonable efforts to maintain such contracts and agreements in the same manner as prior to the Closing Date and shall cooperate with the Company in its efforts to transfer such contracts and agreements to the Company (the “Contract Management Services”). Notwithstanding any provision herein to the contrary, the Company shall reimburse GES for any and all costs and expenses incurred by GES in connection with such Contract Management Services within thirty (30) days of its receipt of a written invoice from GES for such costs and expenses, subject to Section 6.3.

5.4 Limitation of Liability. Except in the case of bad faith or willful misconduct on the part of GES, GES’s sole liability and the Company’s sole remedy for any breach of GES’s obligation to provide GES Transition Services in accordance with this Section 5 shall be for GES to perform or re-perform such GES Transition Services at no cost to the Company.

6. Payment.

6.1 Company Transition Services. On a monthly basis, the Company shall calculate the costs and expenses related to each Shared Service performed by the Company and shall provide GES with a monthly written invoice outlining (i) the costs and expenses related to such Shared Services during such month, including the persons performing such Shared Services and (ii) GES’s percentage share of such costs and expenses. GES shall pay to the Company the percentage share for the applicable service as set forth in the column titled “Percentage GES Share” on Exhibit B attached hereto; provided, however, to the extent Exhibit B designates that the costs and expenses related to a Shared Service are calculated “Hourly By Job”, GES shall pay to the Company all of the costs and expenses incurred for each specific job performed by the Company. Any payments made by GES pursuant to this Section 6.1 shall be made within no more than fifteen (15) days after the date of receipt by GES of the Company’s invoice.

6.2 GES Transition Services. On a monthly basis, GES shall calculate the costs and expenses related to each Shared Service performed by GES and shall provide the Company with a monthly written invoice outlining (i) the costs and expenses related to such Shared Services during such month, including the persons performing such Shared Services and (ii) the Company’s percentage share of such costs and expenses. The Company shall pay to GES the percentage share for the applicable service as set forth in the column titled “Percentage ICD Share” on Exhibit B attached hereto; provided, however, to the extent Exhibit B designates that the costs and expenses related to a Shared Service are calculated “Hourly By Job”, the Company shall pay to GES all of the costs and expenses incurred for each specific job performed by GES. Any payments made by the Company pursuant to this Section 6.2 shall be made within no more than fifteen (15) days after the date of receipt by the Company of GES’s invoice.

4

6.3 Right to Audit. Each Party shall have the right, at its sole expense, and no more than once during the Transition Period, to audit the books and records of the other Party at any time during normal business hours; provided that the Party requesting such audit shall provide at least five (5) days prior written notice of the date of such intended audit to the other Party. During such respective audit, the audited Party shall grant the requesting Party access to its books and records and cooperate with the reasonable requests of the requesting Party related to such audit.

7. Indemnity.

7.1 Indemnification by GES. Without limiting any other provision of this Agreement or any other rights and remedies available to the Company at law or in equity pursuant to any other agreement, GES covenants and agrees to indemnify and hold harmless the Company, and each of its agents, members, managers, officers, directors, representatives and employees from any and all claims, demands, complaints, liabilities, losses, damages, and all reasonable costs and expenses (including attorney’s fees) arising from or relating to the actions of the Company (to the extent such costs and expenses are incurred in accordance with the terms hereof) in connection with the provision of the Company Transition Services, the Warranty Claim Services or any obligations of the Company with respect to GES IT, except relating to any bad faith or willful misconduct by the Company.

7.2 Indemnification by the Company. Without limiting any other provision of this Agreement or any other rights and remedies available to GES at law or in equity pursuant to any other agreement, the Company covenants and agrees to indemnify and hold harmless GES, and each of its agents, members, managers, officers, representatives and employees from any and all claims, demands, complaints, liabilities, losses, damages, and all reasonable costs and expenses, the Warranty Claim Services or any obligations of the Company with respect to GES IT arising from or relating to the actions of GES (to the extent such costs and expenses are incurred in accordance with the terms hereof) in connection with the provision of the GES Transition Services, except relating to any bad faith or willful misconduct by GES.

7.3 No Special Damages. In no event shall either Party be liable to the other Party for lost profits or for any indirect, special, incidental or consequential damages, except in the case of bad faith or willful misconduct.

7.4 Insurance. Each Party and its subcontractors, if any, at their own expense, shall maintain their own insurance coverage throughout the Transition Period with respect to such risks as shall be agreed upon by the Parties. All insurance and coverage required by this Section 6.4 shall be maintained in amounts, and with amounts and percentages of retained risk, which are consistent with those carried by those engaged in similar business activities of a similar size with similar exposures. Upon request, each Party shall deliver Certificates of Insurance in a form reasonably satisfactory to the other Party evidencing the existence of insurance required above.

5

8. Termination.

8.1 Default by the Company. If the Company fails to comply with any term, provision or covenant of this Agreement, and such failure continues for ten (10) days after receipt of written notice of such failure from GES, GES may terminate this Agreement by providing written notice thereof to the Company. However, if the Company’s failure to comply cannot reasonably be cured within ten (10) days, the Company shall be allowed additional time (not to exceed an additional thirty (30) days) as is reasonably necessary to cure the failure so long as: (a) the Company commences to cure the failure within the ten (10) day period following GES’s initial written notice, and (b) the Company diligently pursues a course of action that will cure the failure and bring the Company back into compliance with this Agreement.

8.2 Default by GES. If GES fails to comply with any term, provision or covenant of this Agreement, and such failure continues for ten (10) days after receipt of written notice of such failure from the Company, the Company may terminate this Agreement by providing written notice thereof to GES. However, if GES’s failure to comply cannot reasonably be cured within ten (10) days, GES shall be allowed additional time (not to exceed an additional thirty (30) days) as is reasonably necessary to cure the failure so long as: (a) GES commences to cure the failure within the ten (10) day period following the Company’s initial written notice, and (b) GES diligently pursues a course of action that will cure the failure and bring GES back into compliance with this Agreement.

8.3 Mutual Agreement. This Agreement may be terminated at any time by mutual written agreement of the Parties.

8.4 Expiration. Unless previously terminated pursuant to Sections 8.1, 8.2 or 8.3, this Agreement shall terminate upon the expiration of the Transition Period, as extended pursuant to Section 1.

9. Cooperation and Further Assurance. Each of GES and the Company shall, upon request by the other Party, cooperate with the other Party by furnishing any additional information, executing and delivering any additional documents and/or instruments and doing any and all such other things as may be reasonably required by the Parties to consummate or otherwise implement the transactions contemplated by this Agreement. In addition, each Party acknowledges and agrees that the purpose of this Agreement is to ensure an orderly and efficient transition of their respective businesses, and that each Party agrees to use its reasonable efforts to provide the other with any other transition assistance reasonably requested but not specifically addressed herein, at the requesting Party’s sole cost an expense.

10. Effect of Secondment Agreement. In the event that the Closing occurs on or prior to December 31, 2011, the Parties agree that the Transferred Employees that have accepted an offer of employment from the Company will not become employees of the Company until January 31, 2012, and during the period between the Closing and such date of employment, the Parties may, pursuant to the terms of the Contribution Agreement, enter into a reasonable and customary secondment arrangement or agreement with terms acceptable to both Parties, providing that GES will make the Transferred Employees that have accepted an offer of employment from the Company available to

6

the Company at the Company’s sole cost and expense (the “Secondment Agreement”). The Secondment Agreement, if entered into between the Parties, shall in no way affect the terms or provisions of this Agreement, and the terms and provisions of this Agreement shall in no way affect the terms and provisions of any Secondment Agreement.

11. Notices. Any notice to be given pursuant to this Agreement shall be deemed effective if given personally, or by telephone, telegram, telecopy, facsimile or other electronic transmission, or by letter to a designated officer of GES and the Company, as the case may be. Notice in person, or by telephone, telegram, telecopy, facsimile or other electronic transmission shall be deemed effective when given. Notice by mail shall be deemed effective seventy-two (72) hours after deposit in the United States mails, and properly addressed with postage prepaid.

If, to the Company:	with copies to:

Independence Contract Drilling, Inc.	Fulbright & Jaworski, L.L.P.
11616 N. Galayda Street	1301 McKinney, Suite 5100
Houston, Texas 77086	Houston, Texas 77010
Attn: Chief Executive Officer	Attention: David S. Peterman
Telephone: (281) 820-7895	Telephone: (713) 651-3635
Facsimile: (281) 605-5034	Facsimile: (713) 615-5246

if to GES:	with copies to:

Global Energy Services Operating, LLC	BoyarMiller
11616 N. Galayda Street	4265 San Felipe, Suite 1200
Houston, Texas 77086	Houston, Texas 77027
Attn: Chief Executive Officer	Attention: J. William Boyar
Telephone: (281) 447-9000	Telephone: (832) 615-4218
Facsimile: (832) 645-7421	Facsimile: (713) 552-1758

or other such addresses as may be furnished by the Parties from time to time in writing.

12. Compliance with Applicable Laws. Both Parties shall comply with all applicable laws and restrictions imposed thereunder in the conduct of their obligations under this Agreement.

13. Governing Law; Venue. The interpretation, construction and performance of this Agreement, the other documents delivered pursuant hereto and the legal relations among the Parties shall be governed by and construed in accordance with the internal laws of the State of Texas applicable to contracts made and to be wholly performed in such state. All disputes, controversies or differences that may arise out of, in relation to, or in connection with this Agreement or the breach thereof shall be brought in the state or federal courts sitting in Harris County, Texas, to which the Parties irrevocably submit. It is agreed that venue shall lie exclusively in the courts of Harris County, Texas with respect to the foregoing matters.

7

14. Miscellaneous.

13.1 Assignment. Neither this Agreement nor the rights or obligations of GES or the Company hereunder are assignable in whole or in part by either Party without the prior written consent of the other Party. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective permitted successors and assigns.

13.2 Independent Contractor Relationship. Each Party’s relationship with the other Party under this Agreement shall be that of an independent contractor.

13.3 Entire Agreement. Together with the Contribution Agreement (including the other agreements contemplated thereby) and the Lease, this Agreement embodies the entire agreement and understanding of the Parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

13.4 Amendments. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the Party against which enforcement of such amendment or waiver is sought. Any waiver of any term or condition of this Agreement or any breach hereof shall not operate as a waiver of any other such term, condition or breach, and no failure to enforce any provision hereof shall operate as a waiver of such provision or of any other provision hereof.

13.5 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

13.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any counterpart executed by a Party and delivered by electronic transmission, including by portable document format, shall be valid as an original counterpart of this Agreement.

13.7 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. Any invalid or unenforceable provision shall be modified to the extent necessary to allow for enforceability and to give effect to the original intent of the Parties to the extent possible.

13.8 No Third Party Beneficiaries. Nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights or any obligations in any person or entity not a Party to this Agreement (other than any Party’s permitted successor or assignee). No Party may assert any claim against any officer, director, shareholder, partner, manager, employee, representative, agent or member of any Party (unless such officer, director, shareholder, partner, manager, employee, representative, agent or member is also a party hereto) under this Agreement with respect to any obligation arising out of this Agreement or the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

8

IN WITNESS WHEREOF, the Parties hereto have executed this agreement as of the day and year first above written.

THE COMPANY:

INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation

By:
Byron Dunn,
Chief Executive Officer

GES:

GLOBAL ENERGY SERVICES OPERATING, LLC, a Delaware limited liability company

By:
Michael Stansberry,
Chief Executive Officer

9

Exhibit A

Form of Lease

See attached.

Exhibit B

Shared Services and Percentage Share

Department Number	Department	Percentage ICD Share	Percentage GES Share	Calculation Method
Direct

501	Mechanical	50%	50%	Salary/Wage and Fringes

502	Electrical			Hourly by job

503	Fabrication			Hourly by job

504	Yard Construction			Hourly by job

505	Engineering			Hourly by job

506	Field Service	100	0

507	Training	100	0

Indirect

521	Customer Service	100	0

522	Project Management	75	25	Salary/Wage and Fringes

523	Mfg Management	90	10	Salary/Wage and Fringes

524	Mfg Mechanical	50	50	Salary/Wage and Fringes

525	Mfg Electrical			Hourly by job

526	Mfg Fabrication			Hourly by job

527	Mfg Yard Construction			Hourly by job

528	Mfg Bldg Facilities			Square Footage of each as percentage of total

529	Engineering Management	50	50

530	Engineering Electrical			Hourly by job

531	Engineering Controls	100	0

532	Engineering Structural Mechanical			Hourly by job

533	Engineering Applications	100	0

SG&A

610	Executive	TBD

611	Sales - Outside	100	0

612	Sales - Inside	100	0

619	Document Control	70	30	Salary/Wage and Fringes

620	Information Technology	75	25	Salary/Wage and Fringes

621	Finance & Accounting	70	30	Salary/Wage and Fringes

622	Human Resources			Percentage of total number of employees

12

623	Supply Chain	75	25	Salary/Wage and Fringes

624	Quality Control	75	25	Salary/Wage and Fringes

625	Planning	100	0

626	Safety			Percentage of total number of employees

627	Corporate	TBD

NA	Facility Overhead Costs	TBD	TBD	Square Footage of each as percentage of total

13

EXHIBIT F

Terms of the Registration Rights Agreement

EXHIBIT F

Terms of the Registration Rights Agreement

1. Form of Agreement: Subject to the descriptions and other provisions summarized below, the form of the Registration Rights Agreement to be entered into by the Company with holders of GES Shares and RAC Shares (each a “Holder”) will be substantially similar to the terms of a registration rights agreement to be entered into between the Company and FBR Capital Markets & Co. (“FBR”) for the benefit of FBR and the purchasers of shares of common stock of the Company to be initially resold by FBR to qualified institutional buyers (the “144A Investors”) in the Rule 144A Offering.

2. Demand Registrations:

Number of demand registrations: Three in aggregate, one to GES and two to RAC, which may be assigned to affiliates of 4D and Lime Rock (who will become Holders for purposes of the Registration Rights Agreement) and may be exercised at any time after the first anniversary of the effective date of the shelf registration statement for the 144A Investors or initial public offering of Independence.

Intervals between demand registrations or shelf takedowns: One year unless otherwise agreed by the Company.

Registration will be deemed to be a demand registration if the registration statement becomes effective (unless it does not remain effective for at least 90 days), unless the Company fails to satisfy any underwriters’ closing conditions or all shares requested to be registered under such registration statement are not registered.

The Holder or Holders requesting registration will select the underwriters, subject to any contractual obligations the Company has under its advisory agreement with FBR.

3. Piggyback Registrations.

Holders will be entitled to an initial piggyback registration under any shelf registration statement filed on behalf of the 144A Investors, subject to any disproportionate cutback in the number of such Holders’ shares registered under such shelf registration statement in accordance with the terms of the Registration Rights Agreement.

Further piggyback registrations by the Holders will be unlimited, subject to any disproportionate cutback in the number of such Holders’ shares registered under such shelf registration statement(s) in accordance with the terms of the Registration Rights Agreement.

The priority of any Holder in any cutback described above will be behind the Company and behind the 144A Investors for any initial public offering or other underwritten offering of the shares of the common stock of the Company.

4. Company Deferral Rights.

The Company will have the right to defer a registration or takedown of a shelf registration for up to 60 days in any 12-month period for material non-public events or if the Company is conducting or is about to conduct an offering.

5. Expenses.

The Company will pay the costs of registration, consents, “comfort letter” and any Company counsel opinions. Other expenses are Holder expenses (selling Holder’s legal expenses, any “blue sky” registration and related expenses and commissions or spreads paid to underwriters, dealers or other agents on such Holder’s shares).

6. Lockup Agreements.

Each Holder will agree to 180-day lock-up periods pursuant to the purchase/placement agent agreement between the Company and FBR.

Each Holder will agree not to effect any public sale or distribution of equity securities of the Company (or securities convertible or exchangeable into such securities), including under Rule 144 of the Securities Act, during the period that begins 10 days prior to and ends 60 days after any Holder registration or sale or offering by the Company.

7. Suspension of Offering.

Upon notice, each Holder will suspend its use of any prospectus/registration statement and any distribution of shares of common stock of the Company until the Company has cured any misstatement or omission.

8. Termination.

Registration rights will terminate at the earlier of (a) seven years from the closing date of the initial public offering by the Company or, (b) with respect to any Holder, the date that all registrable securities held by such Holder may be sold in a three-month period without registration pursuant to Rule 144 of the Securities Act.

9. Indemnification.

The Company will agree to customary indemnities, except for information furnished by any Holder for inclusion in any registration statement or related document, in which case such Holder will indemnify the Company.

EXHIBIT G

Form of RAC Contract Assignment

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

(RAC)

This ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this “Assignment”) is executed effective as of             , 20     (the “Effective Date”) between INDEPENDENCE CONTRACT DRILLING, LLC, a Delaware limited liability company (“RAC”), and INDEPENDENCE CONTRACT DRILLING, INC., a Delaware corporation (the “Company”) (collectively, the “Parties” and each, individually, a “Party”).

RECITALS

WHEREAS, RAC and the Company, among others, have entered into that certain Asset Contribution and Share Subscription Agreement dated effective November 23, 2011 (the “Contribution Agreement”), relating to the contribution of the RAC Contributed Assets, as described therein;

WHEREAS, pursuant to and in accordance with the terms of the Contribution Agreement, RAC has agreed to assign to the Company all of its rights, title and interests in and to the Rig Contract, as further described below;

WHEREAS, this Assignment is executed and delivered pursuant to the Contribution Agreement;

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Contribution Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, RAC and the Company hereby agree as follows:

1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Contribution Agreement.

2. Assignment of Contracts. RAC hereby assigns, transfers and delivers to the Company and the Company’s successors and permitted assigns all rights and benefits of every kind or character pursuant to, and all right, title and interest of RAC in and to the Rig Contract, TO HAVE AND TO HOLD the Rig Contract unto the Company and the Company’s successors and assigns, from and after the Effective Date for the remainder of the term of the Rig Contract, subject to the terms, covenants and conditions therein.

3. Acceptance and Assumption. The Company hereby accepts the above assignment of the Rig Contract and further assumes the performance and observance of all terms, covenants and conditions therein to be performed or observed by RAC on or after the Effective Date to the extent set forth in the Contribution Agreement.

4. Additional Rights and Obligations of the Parties. The Parties hereby agree and acknowledge that this Assignment is being entered into and delivered pursuant to and subject to the

1

terms and conditions set forth in the Contribution Agreement, that additional rights and obligations of the Parties are expressly provided for therein, and that the execution and delivery of this Assignment shall not impair or diminish any of the rights or obligations of any of the parties to the Contribution Agreement, as set forth therein.

5. Counterparts. This Assignment may be executed in multiple originals and/or counterparts, each shall be deemed to be an original, and all of which, together, shall constitute one instrument. Any counterpart executed by a Party and delivered by electronic transmission, including by portable document format, shall be valid as an original counterpart of this Assignment.

6. Descriptive Headings. The descriptive headings of this Assignment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

7. Further Assurances. From time to time, as and when requested by the Company, RAC shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to carry out the purposes set forth herein.

8. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas without regard to the principles of conflicts of laws thereof.

9. Binding Effect. This Assignment, and all the terms and provisions hereof, shall be binding upon and shall inure to the benefit of RAC and the Company, and their respective successors and permitted assigns.

10. Severability. In case any one or more of the provisions contained in this Assignment shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Assignment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

[SIGNATURE PAGE FOLLOWS]

2

IN WITNESS WHEREOF, the Parties have executed this Assignment effective as of the Effective Date.

RAC:

INDEPENDENCE CONTRACT DRILLING, LLC, a Delaware limited liability company

By:
Byron Dunn, Chief Executive Officer

THE COMPANY:

INDEPENDENCE CONTRACT DRILLING, INC. a Delaware corporation

By:
Byron Dunn, Chief Executive Officer

SIGNATURE PAGE TO

ASSIGNMENT AND ASSUMPTION OF CONTRACTS

(RAC)

EXHIBIT H

Definitive Amounts of the RAC Threshold and RAC Cap

To be completed at Closing.

EXHIBIT I

Definitive Amounts of the Company Threshold and Company Cap

To be completed at Closing.